SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

(Amendment No.     )

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NEXTERA ENERGY PARTNERS, LP

(Name of Registrant as Specified In Its Charter)

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NEXTERA ENERGY PARTNERS, LP

c/o NextEra Energy Partners GP, Inc.

700 Universe Blvd.

Juno Beach, FL 33408

NOTICE OF LIMITED PARTNER ACTION BY WRITTEN CONSENT

To the Limited Partners of NextEra Energy Partners, LP:

An information statement is enclosed to inform you of a limited partner action by written consent to approve the Second Amended and Restated Agreement of Limited Partnership (the “Partnership Agreement”) of NextEra Energy Partners, LP (“NEP”), which amends and restates the First Amended and Restated Agreement of Limited Partnership of NEP (the “Original Partnership Agreement”) to reflect certain governance changes and related amendments (the “Governance Changes”) described in the information statement. An affiliate of NEP’s general partner owned 101,440,000 special voting units of NEP as of the close of business on July 7, 2017, the record date for receipt of this notice (the “Record Date”). The special voting units owned by the affiliate of NEP’s general partner represent more than a majority of the outstanding common units and special voting units of NEP on a combined basis as of the Record Date. NEP’s general partner and its affiliate plan to approve the Partnership Agreement by written consent, as permitted under the Original Partnership Agreement, on or after August 1, 2017. As a result, no other consents or votes are necessary to approve the Partnership Agreement.

A number of agreements to which NEP is a party will also be amended and restated in their entirety to reflect the Governance Changes. Amendments will be made to the First Amended and Restated Agreement of Limited Partnership of NextEra Energy Operating Partners, LP (“NEP OpCo”) and the Amended and Restated Management Services Agreement. A summary of these amendments is being furnished to you in the information statement. Additionally, a Right of First Refusal Agreement (the “ROFR Agreement”) will be entered into by NEP, NEP OpCo and NextEra Energy Resources, LLC (“NEER”), pursuant to which NEP and NEP OpCo will grant NEER and its subsidiaries a right of first refusal to acquire all the assets currently owned or later acquired by NEP OpCo or its subsidiaries. A summary of the terms of the ROFR Agreement is also being furnished to you in the information statement.

The Governance Changes include the establishment of a seven-member board of directors of NEP (the “Board”). Beginning with the 2017 Annual Meeting of Limited Partners of NEP (the “2017 Annual Meeting”), which is expected to be held on December 21, 2017, the Governance Changes provide that the holders of units representing limited partner interests of NEP may elect four directors (each, an “LP Elected Director”) annually to serve on the Board. The remaining three directors will be appointed by NEP’s general partner. If certain holders of common units representing limited partner interests of NEP (“Common Unitholders”) satisfy the requirements set forth in the Partnership Agreement for nominating persons for election as LP Elected Directors, the names of qualified nominees (the “Common Unitholder Nominees”) and relevant information will be included in NEP’s proxy statement for the applicable annual meeting of limited partners. The period for submission of Common Unitholder Nominees and for submission of proposals brought under Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) with respect to the 2017 Annual Meeting is expected to begin on August 23, 2017 and end on September 22, 2017.

The accompanying information statement is being provided to you for your information to comply with requirements of the Exchange Act. You are urged to read the information statement carefully and in its entirety.

Very truly yours,

NextEra Energy Partners GP, Inc.,

NEP’s general partner

July 12, 2017

NEXTERA ENERGY PARTNERS, LP

c/o NextEra Energy Partners GP, Inc.

700 Universe Blvd.

Juno Beach, FL 33408

INFORMATION STATEMENT

July 12, 2017

This information statement is being furnished to holders (the “Limited Partners” or “Unitholders”) of units representing limited partner interests (“Units”) of NextEra Energy Partners, LP (the “Partnership,” “NEP,” “we,” “us” or “our”) as of the close of business on July 7, 2017, the record date for receipt of this information statement (the “Record Date”), for informational purposes in connection with the approval of the Second Amended and Restated Agreement of Limited Partnership of NEP (the “Partnership Agreement”), which amends and restates the First Amended and Restated Agreement of Limited Partnership of NEP (the “Original Partnership Agreement”) to reflect certain governance changes, including the establishment of a board of directors of NEP (the “Board”), and related amendments (collectively, the “Governance Changes”) described in this information statement. The provisions of the Original Partnership Agreement allow such Governance Changes to be made by the consent of our general partner and a majority of the outstanding common units representing our limited partner interests (“Common Units”) and the special non-economic voting units (“Special Voting Units”) issued to NextEra Energy Equity Partners, LP (“NEE Equity”), a Delaware limited partnership indirectly wholly owned by NextEra Energy, Inc. (“NEE”), voting together as a single class. As of the close of business on the Record Date, there were approximately 54,250,995 Common Units and 101,440,000 Special Voting Units issued, outstanding and entitled to vote, and each Unit is entitled to one vote. Our general partner and NEE Equity, which collectively owned 101,440,000 Special Voting Units as of the Record Date, representing more than a majority of the outstanding Common Units and Special Voting Units on a combined basis, plan to approve the Partnership Agreement by written consent on or after August 1, 2017. As a result, no other consents or votes are necessary to approve the Partnership Agreement. No regulatory approvals or filings are required with respect to the Partnership Agreement other than the filing and distribution of this information statement.

This information statement also includes a summary of the proposed amendments reflecting the Governance Changes to each of the First Amended and Restated Agreement of Limited Partnership of NextEra Energy Operating Partners, LP and the Amended and Restated Management Services Agreement (collectively, the “Original Related Agreements”). In addition, this information statement includes a summary of the terms of a Right of First Refusal Agreement (the “ROFR Agreement”) that will be entered into by NEP, NextEra Energy Operating Partners, LP (“NEP OpCo”) and NextEra Energy Resources, LLC (“NEER”), under which NEP and NEP OpCo will grant NEER and its subsidiaries a right of first refusal to acquire all the assets currently owned or later acquired by NEP OpCo or its subsidiaries. As a result of the Governance Changes, we will also amend certain other documents and agreements and implement committee charters for the committees of the Board.

In anticipation of the 2017 Annual Meeting of Limited Partners of NEP (the “2017 Annual Meeting”), this information statement describes the timing and requirements for submission by holders of Common Units (“Common Unitholders”) of up to four nominees to be included in our 2017 proxy statement for election as directors at the 2017 Annual Meeting. This information statement also includes the deadline for submission of proposals brought under Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This information statement contains information about the Partnership Agreement and certain other information. Please read this information statement carefully and in its entirety. The Partnership Agreement will be in substantially the form attached to this information statement as Exhibit A. The Original Related Agreements will be amended and restated (such amended and restated agreements and the ROFR Agreement, collectively, the “Related Agreements”) in substantially the forms attached to this information statement as Exhibits B and C. The ROFR Agreement will be in substantially the form attached to this information statement as Exhibit D. We expect to enter into the Partnership Agreement and the Related Agreements no earlier than twenty calendar days after the date this information statement is first sent or given to the Limited Partners.

This information statement is first being sent to the Limited Partners on July 12, 2017.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF INFORMATION STATEMENT

This information statement is available online at http://materials.proxyvote.com/65341B.

SUMMARY

This summary highlights information contained elsewhere in this information statement and does not contain all of the information. You should read this information statement carefully and in its entirety.

We plan to amend and restate our Original Partnership Agreement in order to effect a number of changes to our governance structure that will provide greater rights to the Limited Partners, including entitling them to vote on the election of a majority of our Board. As a result of the Governance Changes, the power and authority to manage our business and affairs will shift from our general partner and NEE to the Board, a majority of whom will be elected by the Limited Partners. The Governance Changes include the following:

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Management by a board of directors. The Board will be established at NEP. Our general partner will delegate substantially all management power and authority over our business and affairs to the Board, except for certain limited powers, such as the determination of certain tax matters and the adoption of certain amendments to the Partnership Agreement. Our general partner will retain certain consent rights, including approval of the merger or conversion of the Partnership or any of our subsidiaries, the dissolution of the Partnership or any of our subsidiaries, the sale of all or substantially all of our and our subsidiaries’ assets, our participation in certain activities or lines of business, any amendment of the partnership agreement of NEP OpCo, the transfer of all or any portion of the general partner interest in NEP OpCo to any person and the granting of certain information rights. See “Partnership Agreement—Management by Board; Officers,” “—Tax Matters,” “—Amendment of the Partnership Agreement” and “—Certain Matters Requiring Consent of the General Partner.”

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Board composition. The Board will consist of seven directors. Three directors (each, a “GP Appointed Director”) will be appointed by our general partner. The other four directors (each, an “LP Elected Director”) will be elected by the Limited Partners at annual meetings, commencing with the 2017 Annual Meeting. The Board will not have fiduciary duties to the Partnership or the Limited Partners and will instead be subject to contractual standards governing its duties as set forth in the Partnership Agreement. See “Partnership Agreement—Management by Board; Officers” and “—Duties of the General Partner and the Board.”

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Annual and special meetings. Annual meetings of the Limited Partners will be held each year for the election of LP Elected Directors and for other properly presented business. Special meetings may be called by the Limited Partners only for the purpose of removing LP Elected Directors for cause or removing our general partner. The 2017 Annual Meeting is expected to be held on December 21, 2017. See “Partnership Agreement—Annual and Special Meetings.”

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Proxy access. Common Unitholders will have the ability to nominate, subject to certain eligibility requirements, individuals for election to the Board as LP Elected Directors. A Common Unitholder, or a group of not more than twenty Common Unitholders, owning Common Units constituting at least 10% of the aggregate number of all outstanding Common Units and Special Voting Units for a specified holding period may nominate and include in our proxy materials up to two director nominees. With respect to each annual meeting of Limited Partners, not more than a total of four such persons may be so nominated and included in our proxy materials in total by all eligible Common Unitholders. The period for submission of nominees by Common Unitholders with respect to the 2017 Annual Meeting is expected to begin on August 23, 2017 and end on September 22, 2017. Common Units currently held by NEE are not eligible to nominate proxy access nominees. See “Terms of Proxy Access.”

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Voting limitations. Any person, together with the members of any related group, who beneficially owns 5% or more of the outstanding Units will be permitted to vote not more than 5% of such outstanding Units in the election or removal of LP Elected Directors. Further, if, after giving effect to the 5% limitation, any person, together with the members of any related group, still has the power to cast votes equal to or greater than 10% of the Units present and actually voted on any matter (including the election or removal of LP Elected Directors), such person, together with the members of any related group, will be entitled to cast votes for not more than 9.99% of the Units present and actually voted on such matter, and any Units held by such person (together with the members of any related group) equal to 10% or greater in voting power will be voted proportionally with all other votes of Unitholders on such matter. However, if such person is our general partner or any of its affiliates, the 9.99% limitation on voting power applies only to the election or removal of LP Elected Directors. See “Partnership Agreement—Voting Rights—Limitations on Voting Rights.”

Except as described in this information statement and certain other provisions of the Original Partnership Agreement that will be amended to reflect the Governance Changes, no other provisions of the Original Partnership Agreement will change in any material respect, including, among others, those relating to the limited liability of the Limited Partners, issuance of additional partnership interests, distribution of available cash, transfer of Common Units and duties of the general partner. In accordance with the terms of the Original Partnership Agreement, the Partnership will obtain an opinion of counsel to the effect that the Governance Changes will not affect the limited liability of any Limited Partner under the Delaware Revised Uniform Limited Partnership Act (the “Delaware Act”).

The following sections of this information statement contain a summary of the material provisions of the Partnership Agreement and a summary of the material amendments to the Original Related Agreements. Such summaries are qualified in their entirety by reference to the complete texts of the Partnership Agreement and Related Agreements. The forms of the Partnership Agreement and Related Agreements are attached to this information statement as Exhibits A through D. We urge you to read Exhibits A through D in their entirety.

PARTNERSHIP AGREEMENT

This following description is a summary of the material provisions of the Partnership Agreement and is divided into three parts:

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Part One describes the Original Partnership Agreement provisions that will be materially amended in the Partnership Agreement as of its effective date, including the provisions described under “Purpose,” “Management by Board; Officers,” “Annual and Special Meetings,” “Voting Rights,” “Proxy Access,” “Amendment of the Partnership Agreement,” “Merger, Consolidation, Conversion, Sale or Other Disposition of Assets,” “Termination and Dissolution,” “Certain Matters Requiring Consent of the General Partner,” “Withdrawal or Removal of the General Partner,” “Transfer of General Partner Interest,” “Indemnification” and “Deletion of Limited Call Right” below;

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Part Two describes the Original Partnership Agreement provisions that will not be materially amended in the Partnership Agreement other than the conforming changes made in connection with the Governance Changes, including the provisions described under “Capital Contributions,” “Limited Liability,” “Issuance of Additional Partnership Interests,” “Distribution of Available Cash,” “Transfer of Common Units,” “Liquidation and Distribution of Proceeds,” “Duties of the General Partner and the Board,” “Transfer of Ownership Interests in the General Partner,” “Status as Limited Partner,” “Reimbursement of Expenses,” “Tax Matters,” “Books and Reports,” “Right to Inspect Our Books and Records” and “Dissenters’ Rights of Appraisal” below; and

•	Part Three refers you to information about provisions in the Partnership Agreement relating to certain convertible preferred units (“Preferred Units”) that we have agreed to issue in 2017.

PART ONE: MATERIALLY AMENDED PROVISIONS IN THE PARTNERSHIP AGREEMENT

Purpose

Our purpose under the Partnership Agreement is limited to any business activity that is approved by the Board and our general partner and that lawfully may be conducted by a limited partnership organized under Delaware law.

The Original Partnership Agreement will be amended to provide that, without the prior written consent of our general partner, which may be granted or withheld in its sole discretion, we and our subsidiaries will not have any power or authority to solicit, review, respond to or otherwise participate in any request for proposal relating to, or otherwise engage in, or seek to engage in, the development of (i) any wind or solar energy project (other than any off-shore project), (ii) any natural gas pipeline or (iii) any utility-scale battery storage facility, in each case, anywhere in the world, other than projects that are currently owned or are currently being developed by the Partnership and its subsidiaries.

The Board and our general partner are authorized in general to perform all acts they determine to be necessary or appropriate to carry out our purposes and to conduct our business.

Management by Board; Officers

Our general partner will delegate substantially all management power and authority over the business and affairs of the Partnership to the Board established pursuant to the Partnership Agreement. Any decision to be made by the Board will require the approval of at least four directors present and voting at any meeting at which a quorum is present, and four directors will constitute a quorum. If the Board is unable to make a decision with respect to certain matters relating to our distribution of cash, our capital expenditures, the acquisition, disposition and use of our assets and purchases and sales of our partnership interests or related derivative securities, the manager (the “Manager”) serving under the terms of the Second Amended and Restated Management Services Agreement among NextEra Energy Management Partners, LP (“NEE Management”), NEP OpCo, NextEra

Energy Operating Partners GP, LLC and the Partnership (the “MSA”) will be authorized to take any action with respect to such matter that is consistent with our operational plan then in effect, which plan will be approved annually by the Board. Notwithstanding the foregoing, our general partner retains the authority to make tax filings and to consent to certain matters of the Partnership. See “—Certain Matters Requiring Consent of the General Partner.”

The Board will consist of seven directors. The initial directors of the Partnership will be James L. Robo (Chairman), Susan Davenport Austin, Mark E. Hickson, John W. Ketchum, Peter H. Kind, Armando Pimentel, Jr. and James N. Suciu. Each of these initial directors will serve a term commencing on the date of the Partnership Agreement and expiring at 11:59:59 p.m. on the later of December 31, 2017 or the date that their successors are duly elected or appointed and qualified. At 12:00:01 a.m. on January 1, 2018 (or, if later, the date that the GP Appointed Directors are duly appointed and qualified), the term of each of the three GP Appointed Directors will commence, and each will hold office thereafter for the term to which the director is appointed. Four (4) LP Elected Directors will be elected by our Limited Partners (including holders of Special Voting Units and Preferred Units voting together with Common Unitholders, with Preferred Units voting as if they were converted into Common Units) at annual meetings, commencing with the 2017 Annual Meeting. The term of each of the LP Elected Directors elected at the 2017 Annual Meeting will commence at 12:00:01 a.m. on January 1, 2018 (or, if later, the date that the LP Elected Director is duly elected and qualified) and end when the successor of the LP Elected Director is duly elected and qualified. Each of the LP Elected Directors elected at our 2018 annual meeting of Limited Partners and at all later annual meetings of Limited Partners will hold office for a term commencing on the date of the LP Elected Director’s election and expiring when the successor of the LP Elected Director is duly elected and qualified. Candidates for the LP Elected Directors will be designated by our Chief Executive Officer (the “CEO”), subject to the approval of a majority of the Board. If the Board fails to approve the CEO’s nominees, after the CEO has had a reasonable opportunity to present to, and discuss with, the Board the CEO’s nominees and any alternative candidates, the CEO’s nominees will nevertheless be included in the proxy statement for the next annual meeting of the Limited Partners, and the LP Elected Directors, by a majority vote, will be entitled to include in the proxy statement a corresponding number of their own nominees for election to the Board. Common Unitholders meeting certain requirements described in this information statement will also be entitled to nominate persons for election as LP Elected Directors. See “Terms of Proxy Access.” An LP Elected Director may only be removed for cause by the Board or for cause by our Limited Partners, and a GP Appointed Director may only be removed, with or without cause, by our general partner. Our directors will not receive any salary for their services, but will receive such compensation as may be agreed upon by the Board and reimbursement for out-of-pocket expenses of attendance at Board meetings.

The Board may designate from among the directors one or more committees, which will include an audit committee and a conflicts committee. The initial members of the audit committee are James N. Suciu (Chairman), Susan Davenport Austin and Peter H. Kind. The initial members of the conflicts committee are Peter H. Kind (Chairman), Susan Davenport Austin and James N. Suciu.

Our officers and, if any, employees will be appointed, retained, terminated and replaced by the Board. However, so long as NEE Management (or another Affiliate of NEE) serves as Manager under the MSA, the Manager, pursuant to the terms of the MSA, will designate individuals (i) to serve on the boards of directors or their equivalents of our subsidiaries and (ii) to carry out the functions of principal executive, accounting and financial officers and otherwise to act as officers of the Partnership and our subsidiaries. The Board (i) will appoint such individuals designated by the Manager as our officers and, if any, employees and (ii) will cause the boards of directors or their equivalents or the controlling shareholder, member or general partner of our subsidiaries to appoint such individuals designated by the Manager to the applicable roles with respect to the applicable entity, as long as, in each case, the designees are determined by the Manager in good faith to have the appropriate experience, qualifications, skills and such other relevant attributes to carry out such persons’ designated functions. Under certain circumstances the MSA can be terminated by NEP OpCo. See “Related Agreements—Second Amended and Restated Management Services Agreement—Termination by NEP OpCo.”

Annual and Special Meetings

The Partnership currently does not hold annual meetings of Limited Partners. Pursuant to the terms of the Partnership Agreement, an annual meeting of Limited Partners for the election of directors and for other properly presented business will be held commencing with the 2017 Annual Meeting. Limited Partners will not be entitled to bring any business before the annual meeting except pursuant to Rule 14a-8 promulgated under the Exchange Act.

Special meetings may be called (i) by the Board, (ii) by our general partner or (iii) by Limited Partners owning 20% or more of the outstanding Units of the class or classes for which such meeting is proposed (without giving effect to any of the voting limitations described below in “—Voting Rights—Limitations on Voting Rights”). Special meetings may be called by Limited Partners only for the purposes of removing LP Elected Directors for cause or removing our general partner.

Our Limited Partners may vote at meetings either in person or by proxy. The holders of a majority of the outstanding Units (including those deemed owned by our general partner and its affiliates) represented in person or by proxy will constitute a quorum at a meeting of the Limited Partners (including annual and special meetings), unless any action by the Limited Partners requires approval by a greater percentage of the voting power, in which case the quorum will be the greater percentage. The act of Limited Partners holding outstanding Units representing a majority of the outstanding Units entitled to vote at the meeting (on all matters on which the holders of all Units vote together as a single class) or a majority of the outstanding Units of each class entitled to vote at the meeting (on all matters on which the holders of each class of Units vote separately by class) constitutes the act of all Limited Partners, unless a different percentage is required under the Partnership Agreement, in which case the act of Limited Partners holding outstanding Units representing at least such different percentage with respect to the outstanding Units entitled to vote at such meeting (on all matters on which the holders of all Units vote together as a single class) or such different percentage with respect to the outstanding Units of each class entitled to vote at such meeting (on all matters on which the holders of each class of Units vote separately by class) will be required.

Any action of the Limited Partners that may be taken at a meeting of the Limited Partners may be taken, if authorized by the Board, without a meeting if consents in writing describing the action so taken are signed by holders of the number of Units that would be necessary to authorize or take that action at a meeting where all Limited Partners were present and voted.

Voting Rights

Our Units include Common Units, Special Voting Units and Preferred Units expected to be issued in 2017. For purposes of this summary, matters described as requiring the approval of a “Unit Majority” require the approval of at least a majority of the outstanding Common Units (including Preferred Units, voting as if converted into Common Units) and the Special Voting Units, voting together as a single class.

The following table sets forth a summary of the Unitholder vote required for the matters specified below. Other than the implied contractual covenant of good faith and fair dealing, the Board, our general partner and its affiliates, including NEE Equity, will have no duty or obligation whatsoever to us or the Limited Partners, including any duty to act in our best interests or the best interests of the Limited Partners, in voting Units any of them holds or acquires or otherwise.

Partnership Action	Unitholder Vote Required

Issuance of additional Units	No approval right. See “—Issuance of Additional Partnership Interests.”

Amendment of the Partnership Agreement	Certain amendments may be made by the Board or our general partner without the approval of the

Unitholders. Other amendments generally require the approval of a Unit Majority, subject to certain exceptions. See “—Amendment of the Partnership Agreement.”

Certain matters relating to NEP OpCo

Any matters relating to NEP OpCo that require the consent or approval of at least a majority of the outstanding units of NEP OpCo, including certain amendments of NEP OpCo’s partnership agreement, will require the approval of a Unit Majority. Any other matters requiring approval by a higher percentage of NEP OpCo’s units will require the approval by a corresponding percentage of our Unitholders, subject to certain exceptions. Any amendment of the partnership agreement of NEP OpCo will also require the approval of our general partner, in its sole discretion.

Merger or conversion of the Partnership

Under most circumstances, a merger or conversion of the Partnership will require approval of (i) our general partner, in its sole discretion, (ii) the Board, (iii) a majority of the outstanding Common Units (including Preferred Units, voting as if converted into Common Units, but excluding the Units owned by our general partner and its affiliates), voting as a separate class, and (iv) a majority of the outstanding Special Voting Units and the outstanding Common Units (including Preferred Units, voting as if converted into Common Units) owned by our general partner and its affiliates, voting together as a single class. Our general partner must also consent to any merger or conversion of any of our subsidiaries. See “—Merger, Consolidation, Conversion, Sale or Other Disposition of Assets.”

Sale of all or substantially all of the assets of the Partnership and our subsidiaries

Under most circumstances, a sale of all or substantially all of the assets of the Partnership and our subsidiaries will require approval of (i) our general partner, in its sole discretion, (ii) the Board, (iii) a majority of the outstanding Common Units (including Preferred Units, voting as if converted into Common Units, but excluding the Units owned by our general partner and its affiliates), voting as a separate class, and (iv) a majority of the outstanding Special Voting Units and the outstanding Common Units (including Preferred Units, voting as if converted into Common Units) owned by our general partner and its affiliates, voting together as a single class. Pursuant to the ROFR Agreement, we will grant NEER and its subsidiaries a right of first refusal to acquire all the assets currently owned or later acquired by NEP OpCo or its subsidiaries. See “Related Agreements—Right of First Refusal Agreement.”

Dissolution of the Partnership

Under most circumstances, dissolution of the Partnership will require approval of (i) our general partner, in its sole discretion, (ii) the Board, (iii) a majority of the outstanding Common Units (including Preferred Units, voting as if converted into Common Units, but excluding the Units owned by our general partner and its affiliates), voting as a separate class, and (iv) a majority of the outstanding Special Voting Units and the outstanding Common Units (including Preferred Units, voting as if converted into Common Units) owned by our general partner and its affiliates, voting together as a single class. Our general partner must also consent to the dissolution of any of our subsidiaries. See “—Termination and Dissolution.”

Continuation of our business upon dissolution

Under certain circumstances, upon the dissolution of the Partnership, the Limited Partners may elect to continue the business of the Partnership on the same terms and conditions set forth in the Partnership Agreement by appointing as a successor general partner a person approved by the holders of a Unit Majority. See “—Termination and Dissolution.”

Election of LP Elected Director

A nominee for LP Elected Director will be elected to the Board if, subject to the voting limitations described below, the votes cast for the nominee’s election exceed the votes cast against the nominee’s election. If the number of nominees exceeds the total number of LP Elected Directors to be elected, LP Elected Directors will be elected by a plurality of the votes cast (subject to the voting limitations described below).

Removal of LP Elected Director

An LP Elected Director will be removed for cause from the Board if, subject to the voting limitations described below, the votes cast for such LP Elected Director’s removal exceed the votes cast against such LP Elected Director’s removal.

Withdrawal of the general partner	No approval right. See “—Withdrawal or Removal of the General Partner.”

Removal of the general partner

Approval of not less than 66 2/3% of the outstanding Units, voting as a single class, including Units held by our general partner and its affiliates (including the Special Voting Units). Any removal of our general partner is also subject to the approval of a successor general partner by a Unit Majority. See “—Withdrawal or Removal of the General Partner.”

Transfer of the general partner interest	No approval right. See “—Transfer of General Partner Interest.”

Transfer of ownership interests in our general partner	No approval right. See “—Transfer of Ownership Interests in the General Partner.”

Record holders of our outstanding Units on the record date will be entitled to notice of, and to vote at, meetings of the Limited Partners and to act upon matters for which approvals may be solicited.

Common Units held in nominee or street name account will be voted by the broker or other nominee in accordance with the instruction of the beneficial owner unless the arrangement between the beneficial owner and his or her nominee provides otherwise. Any notice, demand, request, report or proxy material required or permitted to be given or made to record holders of Common Units under the Partnership Agreement will be delivered to the record holder by us or by the transfer agent.

Limitations on Voting Rights

Pursuant to the Partnership Agreement, if any person owns, together with the members of any related group, the power to vote 5% or more of our outstanding Units, then such person, together with any related group, is entitled to vote not more than 5% of such outstanding Units in the election or removal of LP Elected Directors, and the amount of such Units in excess of 5% in voting power is not entitled to vote in the election or removal of LP Elected Directors. In addition, if, after giving effect to the 5% limitation, any person, together with the members of any related group, still has the power to cast votes equal to or greater than 10% of the Units present and actually voted on any matter (including the election or removal of LP Elected Directors), an additional cutback will be imposed so that such person, together with the members of any related group, is entitled to cast votes for not more than 9.99% of the Units present and actually voted on such matter, and any Units held by such person (together with the members of any related group) equal to 10% or greater in voting power will be voted proportionally with all other votes on such matter; provided that, if such person is our general partner or any of its affiliates, such additional cutback applies only to the election or removal of LP Elected Directors.

Preferred Units

The Preferred Units, when issued, will vote on an as-converted basis with the Common Units as a single class, so that each outstanding Preferred Unit will be entitled to one vote for each Common Unit into which such Preferred Unit would be convertible at the then applicable Conversion Rate (as defined in the Partnership Agreement) on each matter with respect to which each record holder of a Common Unit is entitled to vote. The Preferred Units also will have certain class voting rights with respect to amendments that adversely affect their distribution, liquidation or conversion rights, their ranking or certain other protections under the Partnership Agreement. See “—Part Three: The Series A Preferred Units” below.

Special Voting Units

NEE Equity will hold the same number of Special Voting Units as the number of common units of NEP OpCo held by NEE Equity. If the ratio at which common units of NEP OpCo held by NEE Equity are exchangeable for our Common Units changes from one-for-one, the number of votes to which the holders of the Special Voting Units are entitled will be adjusted accordingly. Additional limited partner interests having special voting rights could also be issued. See “—Issuance of Additional Partnership Interests” below.

Proxy Access

The Partnership Agreement will include a new article providing that Common Unitholders may nominate candidates for election as LP Elected Directors. Such new article is described in detail below in a separate section of this information statement. See “Terms of Proxy Access.”

Amendment of the Partnership Agreement

General

Amendments to the Partnership Agreement may be proposed only by the Board or, in limited circumstances, our general partner. However, other than the implied contractual covenant of good faith and fair dealing, neither the Board nor our general partner will have any duty or obligation to propose any amendment and the Board and our general partner may decline to do so free of any duty or obligation whatsoever to us or the Limited Partners, including any duty to act in our best interests or the best interests of the Limited Partners. In order to adopt a proposed amendment, other than the amendments described below under “—Amendments that Do Not Require Unitholder Approval,” the Board or our general partner, as applicable, is required to seek approval of such amendment by the Limited Partners. Except as described below, an amendment that requires approval by the Limited Partners must be approved by the holders of a Unit Majority.

Prohibited Amendments

No amendment may be made that would:

•

enlarge the obligations of any Limited Partner without its consent, unless the amendment is deemed to have occurred as a result of an amendment approved by at least a majority of the type or class of limited partner interests so affected; or

•

enlarge the obligations of, restrict in any way any action by or rights of, or reduce in any way the amounts distributable, reimbursable or otherwise payable by us to our general partner or any of its affiliates without our general partner’s consent, which consent may be given or withheld at its option.

The provisions of the Partnership Agreement preventing these types of amendments can be amended upon the approval of the holders of at least 90% of the outstanding Units voting together as a single class.

Amendments Requiring Dual Class Voting

Any amendment to the Partnership Agreement with respect to the provisions relating to the distributions of available cash, the management and operation of our business, our general partner’s authority to amend the Partnership Agreement (as described below), the Board’s authority to amend the Partnership Agreement (as described below), annual meetings and special meetings, quorum and voting, limitations on voting power, and proxy access, or any defined terms used in those provisions, will require the approval of the holders of (i) at least a majority of the outstanding Common Units (including Preferred Units, voting as if converted into Common Units, but excluding Common Units owned by our general partner and its affiliates), voting as a separate class, and (ii) at least a majority of the outstanding Special Voting Units and the outstanding Common Units (including Preferred Units, voting as if converted into Common Units) owned by our general partner and its affiliates, voting together as a single class.

Amendments that Do Not Require Unitholder Approval

The Partnership Agreement will provide that the Board (instead of our general partner) generally may make amendments to the Partnership Agreement without the approval of any partner to reflect:

•	a change in our name, the location of our principal office, our registered agent or our registered office;

•	the admission, substitution, withdrawal or removal of partners in accordance with the Partnership Agreement;

•

a change that the Board determines to be necessary or appropriate to qualify or continue our qualification as a limited partnership or a partnership in which the Limited Partners have limited liability under the laws of any state or to ensure that our subsidiaries will not be taxable as corporations or otherwise taxed as entities for federal income tax purposes;

•

any amendment that is necessary, in the opinion of our counsel, to prevent us, our general partner or their respective directors, officers, agents or trustees from, in any manner, being subjected to the provisions of the Investment Company Act of 1940, as amended, the Investment Advisors Act of 1940, as amended, or “plan asset” regulations adopted under the Employee Retirement Income Security Act of 1974, as amended, regardless of whether such are substantially similar to plan asset regulations currently applied or proposed by the U.S. Department of Labor;

•

any amendment that the Board determines to be necessary or appropriate for the authorization or issuance of additional partnership interests or in connection with splits or combinations of our partnership interests in accordance with the Partnership Agreement;

•	any amendment expressly permitted in the Partnership Agreement to be made by the Board acting alone;

•	any amendment effected, necessitated or contemplated by a merger agreement that has been approved under the terms of the Partnership Agreement;

•

any amendment that the Board determines to be necessary or appropriate to reflect and account for the formation by us of, or our investment in, any corporation, partnership or other entity, in connection with our conduct of activities permitted by the Partnership Agreement;

•	any change in our fiscal year or taxable year and any other changes that the Board determines to be necessary or appropriate as a result of such change;

•

any conversions into, mergers with or conveyances to another limited liability entity that is newly formed and has no assets, liabilities or operations at the time of the conversion, merger or conveyance other than those it receives by way of the conversion, merger or conveyance; or

•	any other amendments substantially similar to any of the matters described in the clauses above.

In addition, the Board may make amendments to the Partnership Agreement without the approval of any Limited Partner if the Board determines that those amendments:

•	do not adversely affect in any material respect the Limited Partners considered as a whole or any particular class of partnership interests as compared to other classes of partnership interests;

•

are necessary or appropriate to satisfy any requirements, conditions or guidelines contained in any opinion, directive, order, ruling or regulation of any federal or state agency or judicial authority or contained in any federal or state statute;

•

are necessary or appropriate to facilitate the trading of limited partner interests or to comply with any rule, regulation, guideline or requirement of any securities exchange on which the limited partner interests are or will be listed or admitted to trading;

•	are necessary or appropriate for any action taken by the Board relating to splits or combinations of Units under the provisions of the Partnership Agreement; or

•	are required to effect the intent of the provisions of the Partnership Agreement or are otherwise contemplated by the Partnership Agreement.

Further, the Board, without the approval of any partner of the Partnership, may amend any provision of the Partnership Agreement in such manner as the Board determines to be necessary or appropriate to prevent the consolidation of the financial results of the Partnership and our subsidiaries with those of NEE and its subsidiaries (other than the Partnership and our subsidiaries) under United States generally accepted accounting principles (“U.S. GAAP”), so long as such amendment is not materially adverse to us or our Limited Partners.

Our general partner, without the approval of any other partner of the Partnership, may, in its sole discretion, amend any provision of the Partnership Agreement in connection with such changes to the ownership structure of

NEP OpCo’s common units and the Special Voting Units held by our general partner or its affiliates as may be required to avoid adverse tax consequences resulting from changes to tax laws, so long as such amendment is not materially adverse to us or the Limited Partners.

No Opinion of Counsel

For amendments of the type not requiring Unitholder approval, neither the Board nor our general partner will be required to obtain an opinion of counsel to the effect that an amendment will not affect the limited liability of any Limited Partner under Delaware law. No other amendments to the Partnership Agreement will become effective without the approval of holders of at least 90% of the outstanding Units voting as a single class unless we first obtain such an opinion.

Amendment Affecting a Class of Partnership Interest

Without limitation of the Board’s or our general partner’s authority to adopt amendments without the approval of any partner of the Partnership as described above, any amendment that would have a material adverse effect on the rights or preferences of any class of partnership interests in relation to other classes of partnership interests will require the approval of at least a majority of the class of partnership interests so affected.

Amendment Changing Percentage of Units Required to Take Actions

Any amendment that would reduce the percentage of Units required to take any action, other than to remove our general partner or call a meeting of Limited Partners, must be approved by the written consent or affirmative vote of Limited Partners whose aggregate outstanding Units constitute not less than the percentage sought to be reduced. Any amendment that would increase the percentage of Units required to remove our general partner must be approved by the written consent or affirmative vote of Limited Partners whose aggregate outstanding Units constitute not less than 90% of the outstanding Units. Any amendment that would increase the percentage of Units required to call a meeting of Limited Partners must be approved by the written consent or affirmative vote of Limited Partners whose aggregate outstanding Units constitute at least a majority of the outstanding Units.

Amendment of the IDR Fee Provisions

Any amendment to the provisions relating to the IDR Fee (as defined in the MSA) contained in the MSA that would materially adversely affect holders of our Common Units will require the approval of the holders of at least a majority of the outstanding Common Units and the Special Voting Units, voting together as a single class.

Amendment of the Partnership Agreement of NEP OpCo

Any amendment of the partnership agreement of NEP OpCo that requires approval by holders of at least a majority of the outstanding units of NEP OpCo will require the approval of a Unit Majority. Any other amendment that requires approval by holders of at least 90% of the NEP OpCo’s units will require the approval by holders of at least 90% of our outstanding Units.

Merger, Consolidation, Conversion, Sale or Other Disposition of Assets

A merger, consolidation or conversion of us requires the prior consent of our general partner and approval of the Board. However, our general partner and the Board will have no duty or obligation to consent to or approve any merger, consolidation or conversion and may decline to do so free of any duty or obligation whatsoever to us or the Limited Partners, including any duty to act in the best interest of us or the Limited Partners. The merger agreement or plan of conversion also must be approved by the affirmative vote or consent of the holders of (i) a majority of the outstanding Common Units (including Preferred Units, voting as if converted into Common Units, but excluding the Units owned by our general partner and its affiliates), voting as a separate class, and (ii) a majority of the outstanding Special Voting Units and the outstanding Common Units (including Preferred Units, voting as if converted into Common Units) owned by our general partner and its affiliates, voting together as a single class, unless such merger agreement or plan of conversion effects an amendment to the Partnership Agreement that would require for its approval the vote or consent of a greater percentage of the outstanding Units or of any class of Limited Partners, in which case such greater percentage will be required. Notwithstanding the foregoing, without the approval of Limited Partners, we or any of our subsidiaries may convert into a new limited liability entity, or merge into or convey all of our assets to, a newly formed limited liability entity if the sole purpose of that conversion, merger or conveyance is to effect a mere change in our legal form into another limited liability entity, we have received an opinion of counsel regarding limited liability and the Board determines that the governing instruments of the new entity provide the Limited Partners and the general partner with the same rights and obligations as contained in the Partnership Agreement. Additionally, without the approval of Limited Partners, we may merge with another limited liability entity if we are the surviving entity in the transaction, our general partner has received an opinion of counsel regarding limited liability, the transaction would not result in an amendment to the Partnership Agreement requiring Unitholder approval, each of our Units will be an identical Unit of the Partnership following the transaction, and the partnership interests to be issued by us in such merger do not exceed 20% of our outstanding partnership interests immediately prior to the transaction. Our general partner must also consent to any merger or conversion of any of our subsidiaries.

Under the Partnership Agreement, we may not sell, exchange or otherwise dispose of all or substantially all of our assets in a single transaction or a series of related transactions without the consent of our general partner and the approval of (i) a majority of the outstanding Common Units (including Preferred Units, voting as if converted into Common Units, but excluding the Units owned by our general partner and its affiliates), voting as a separate class, and (ii) a majority of the outstanding Special Voting Units and the outstanding Common Units (including Preferred Units, voting as if converted into Common Units) owned by our general partner and its affiliates, voting together as a single class. We may, however, mortgage, pledge, hypothecate or grant a security interest in all or substantially all of our assets without such approval. We may also sell any or all of our assets under a foreclosure of, or other realization upon, those encumbrances without that approval.

Termination and Dissolution

We will continue as a limited partnership until dissolved and terminated under the Partnership Agreement. We will dissolve upon:

•

the election by the Board to dissolve the Partnership, if consented to by our general partner and approved by (i) a majority of the outstanding Common Units (including Preferred Units, voting as if converted into Common Units, but excluding the Units owned by our general partner and its affiliates), voting as a separate class, and (ii) a majority of the outstanding Special Voting Units and the outstanding Common Units (including Preferred Units, voting as if converted into Common Units) owned by our general partner and its affiliates, voting together as a single class;

•	there being no Limited Partners, unless we are continued without dissolution in accordance with applicable Delaware law;

•	the entry of a decree of judicial dissolution of the Partnership; or

•

the withdrawal or removal of our general partner or any other event that results in its ceasing to be our general partner, other than by reason of a transfer of its general partner interest in accordance with the Partnership Agreement or withdrawal or removal followed by approval and admission of a successor.

Upon a dissolution under the last clause above, the holders of a Unit Majority may also elect, within specific time limitations, to continue our business on the same terms and conditions described in the Partnership

Agreement by appointing as a successor general partner an entity approved by the holders of a Unit Majority, subject to our receipt of an opinion of counsel to the effect that the action would not result in the loss of limited liability of any Limited Partner. Our general partner must also consent to the dissolution of any of our subsidiaries.

Certain Matters Requiring Consent of the General Partner

Our general partner’s consent, which may be granted or withheld in its sole discretion, is required for the following actions:

•	a sale of all or substantially all of our and our subsidiaries’ assets;

•	the merger, consolidation or conversion of us or any of our subsidiaries;

•	dissolution of us or any of our subsidiaries;

•	any amendment of NEP OpCo’s partnership agreement;

•	any direct or indirect transfer of all or any portion of the general partner interest in NEP OpCo to any person;

•	our participation in certain activities or lines of business; and

•	the granting of certain information rights to Limited Partners.

Withdrawal or Removal of the General Partner

Our general partner will be deemed to have withdrawn from the Partnership upon the occurrence of, among others, any of the following events:

•

Voluntary withdrawal. Previously our general partner was prohibited from withdrawing prior to June 30, 2024 without consent by the holders of a majority of outstanding Common Units. The Original Partnership Agreement will be amended to permit our general partner to voluntarily withdraw by giving at least ninety days’ advance notice to our Unitholders, and such withdrawal will take effect on the date specified in such notice.

•	Transfer of all of our general partner’s general partner interest.

•

Removal by Limited Partners. Our general partner may not be removed unless (i) the removal is approved by the vote of the holders of not less than 66 2/3% of the outstanding Units (including Units held by our general partner and its affiliates), voting together as a single class, and (ii) we receive an opinion of counsel regarding limited liability. Any removal of our general partner is also subject to the election of a successor general partner by a Unit Majority. The ownership of more than 33 1/3% of the outstanding Units by NEE and its affiliates would give them the practical ability to prevent our general partner’s removal.

Prior to the effective date of the voluntary withdrawal or the removal of our general partner, the holders of a Unit Majority may elect a successor general partner. If a successor is not elected, or is elected but an opinion of counsel regarding limited liability cannot be obtained, we will be dissolved, wound up and liquidated, unless within a specified period after that withdrawal, the holders of a Unit Majority agree to continue our business by appointing a successor general partner. See “—Termination and Dissolution.”

Transfer of General Partner Interest

Previously our general partner was generally prohibited from transferring its general partner interest prior to June 30, 2024 without consent by the holders of a majority of outstanding Common Units. The Original Partnership Agreement will be amended to permit such transfers without consent by Limited Partners if certain conditions are met, including (i) the transferee assumes the rights and duties of our general partner and agrees to be bound by the provisions of the Partnership Agreement, (ii) the Partnership receives an opinion of counsel regarding limited liability matters and (iii) the transferee agrees to purchase all or the appropriate portion of the partnership or membership interest of our general partner as the general partner or managing member of each of our subsidiaries.

In general, our general partner and its affiliates may, at any time, transfer Common Units to one or more persons without Unitholder approval.

Indemnification

The Original Partnership Agreement will be amended to provide for indemnification of the LP Elected Directors and the GP Appointed Directors. In most circumstances, we will indemnify the following persons, to the fullest extent permitted by law, from and against all losses, claims, damages or similar events:

•	our general partner;

•	any departing general partner;

•	any person who is or was an affiliate of a general partner or any departing general partner;

•

any person who is or was a director (including each LP Elected Director and each GP Appointed Director), officer, managing member, manager, general partner, fiduciary or trustee of (i) the Partnership, our subsidiaries, our general partner or any departing general partner or (ii) any affiliate of the Partnership, our subsidiaries, our general partner or any departing general partner;

•

any person who is or was serving as director, officer, managing member, manager, general partner, fiduciary or trustee of another person owing certain duties to us or any of our subsidiaries at the request of the Board, our general partner or any departing general partner or any of their affiliates; and

•	any person designated by the Board or our general partner.

Any indemnification under these provisions will only be out of our assets. Our general partner will not be personally liable for, or have any obligation to contribute or lend funds or assets to us to enable us to effectuate, indemnification. An affiliate of our general partner has purchased insurance against liabilities asserted against and expenses incurred by our general partner’s directors and executive officers, as well as our directors and executive officers, regardless of whether we would have the power to indemnify such persons against such liabilities under the Partnership Agreement.

Deletion of Limited Call Right

             The Original Partnership Agreement provides that, if at any time our general partner and its affiliates own more than 80% of the voting power of our outstanding Common Units, our general partner will have the right, but not the obligation, to purchase all of the outstanding Common Units, other than those owned by our general partner and its affiliates, at a price not less than the then-current market price of such Common Units. Such provision will be deleted in the Partnership Agreement.

PART TWO: PROVISIONS NOT MATERIALLY AMENDED IN THE PARTNERSHIP AGREEMENT

Capital Contributions

Our Limited Partners are not obligated to make additional capital contributions, except as described below under “—Limited Liability.” Our general partner is not obligated to make any capital contributions.

Limited Liability

Assuming that a Limited Partner does not participate in the control of our business within the meaning of the Delaware Act and that the Limited Partner otherwise acts in conformity with the provisions of the Partnership

Agreement, the Limited Partner’s liability under the Delaware Act will be limited, subject to possible exceptions, to the amount of capital that the Limited Partner is obligated to contribute to us for the Limited Partner’s limited partner interests plus the Limited Partner’s share of any undistributed profits and assets. If it were determined, however, that the right, or exercise of the right, by the Limited Partners as a group:

•	to elect or remove directors;

•	to remove or replace the general partner;

•	to approve some amendments to the Partnership Agreement; or

•	to take other action under the Partnership Agreement;

constituted “participation in the control” of our business for the purposes of the Delaware Act, then the Limited Partners could be held personally liable for our obligations under the laws of Delaware, to the same extent as the general partner. This liability would extend to persons who transact business with us who reasonably believe that the Limited Partner is a general partner. Neither the Partnership Agreement nor the Delaware Act specifically provides for legal recourse against the general partner if a Limited Partner were to lose limited liability through any fault of the general partner.

Issuance of Additional Partnership Interests

The Partnership Agreement authorizes us to issue an unlimited number of additional partnership interests for the consideration and on the terms and conditions determined by the Board without the approval of any partner of the Partnership; provided, however, that we may not issue any additional Common Units unless we contribute the cash proceeds or other consideration received from the issuance of such additional Common Units in exchange for an equivalent number of the common units of NEP OpCo.

According to Delaware law and the provisions of the Partnership Agreement, we may also issue additional partnership interests that, as determined by the Board, may have special voting or economic rights to which the Common Units are not entitled. The Partnership Agreement does not prohibit the issuance by our subsidiaries of equity interests, which may effectively rank senior to the Common Units.

Distributions of Available Cash

The Partnership Agreement requires that, within forty-five days after the end of each quarter, we distribute all of our available cash first to holders of Preferred Units in an amount equal to the Series A distribution amount (as defined in the Partnership Agreement), and then to all Common Unitholders of record on the applicable record date. Generally, our available cash is all cash on hand at the date of determination in respect of such quarter (including any expected distributions from NEP OpCo), less the amount of cash reserves established by the Board. Although we currently expect that cash reserves would be established solely to provide for the payment of income taxes, if any, or other liabilities of the Partnership, we expect NEP OpCo to establish cash reserves prior to making distributions to the Partnership to pay costs and expenses of our subsidiaries, in addition to our expenses, as well as any debt service requirements and future capital expenditures. Our cash flow is generated from distributions we receive from NEP OpCo each quarter.

Units Eligible for Distribution

Each Common Unit will be entitled to receive distributions (including upon liquidation) on a pro rata basis. Special Voting Units will not be entitled to receive any distributions. We may issue additional Units to fund the redemption of NEP OpCo’s common units tendered by NEE Equity under an exchange agreement entered into by NEP, NEP OpCo and NEE Equity.

General Partner Interest

Our general partner owns a non-economic, general partner interest in us, which does not entitle it to receive cash distributions. However, to the extent our general partner owns Common Units or other equity securities in us, it will be entitled to receive cash distributions on any such interests. Similarly, to the extent our general partner owns Units that have voting rights, it will be entitled to exercise its voting power with respect to such securities.

Distributions of Cash Upon Liquidation

If we dissolve in accordance with the Partnership Agreement, we will sell or otherwise dispose of our assets in a process called liquidation. We will first apply the proceeds of liquidation to discharge any outstanding liabilities, next to holders of Preferred Units to satisfy the applicable liquidation preference, and finally to our Common Unitholders on a pro rata basis.

Transfer of Common Units

By transfer of Common Units in accordance with the Partnership Agreement, each transferee of Common Units will be admitted as a Limited Partner with respect to the Common Units transferred when such transfer or admission is reflected in our register and such Limited Partner becomes the record holder of the Common Units so transferred. Each transferee:

•	will become bound and will be deemed to have agreed to be bound by the terms and conditions of the Partnership Agreement;

•	represents that the transferee has the capacity, power and authority to enter into the Partnership Agreement; and

•

will be deemed to make the consents, acknowledgements and waivers contained in the Partnership Agreement, such as its consent to various actions and potential conflicts of interest contemplated in the Partnership Agreement that might otherwise be considered a breach of fiduciary or other duties under applicable state law.

We are entitled to treat the nominee holder of a Common Unit as the absolute owner in the event such nominee is the record holder of such Common Unit. In that case, the beneficial holder’s rights are limited solely to those that it has against the nominee holder as a result of any agreement between the beneficial owner and the nominee holder.

Common Units are securities and are transferable according to the laws governing transfer of securities. Until a Common Unit has been transferred on our register, we and the transfer agent may treat the record holder of the Unit as the absolute owner for all purposes, except as otherwise required by law or stock exchange regulations.

Liquidation and Distribution of Proceeds

Upon our dissolution, unless we are continued as a new limited partnership, the liquidator authorized to wind up our affairs will, acting with all of the powers of our general partner and the Board that are necessary or appropriate to, liquidate our assets and apply the proceeds of the liquidation first to discharge any outstanding liabilities, next to holders of Preferred Units to satisfy the applicable liquidation preference, and finally to our Common Unitholders on a pro rata basis. The liquidator may defer liquidation or distribution of our assets for a reasonable period of time or distribute assets to partners in kind if it determines that a sale would be impractical or would cause undue loss to our partners.

Duties of the General Partner and the Board

The Delaware Act provides that Delaware limited partnerships may, in their partnership agreements, expand, restrict or eliminate the fiduciary duties otherwise owed by a general partner or board of directors to limited partners and the partnership. The duties described below have not materially changed and are summarized because the Board also will be subject to the contractual standards described below.

The Partnership Agreement contains various provisions replacing the fiduciary duties that would otherwise be owed by our general partner, the Board, any director, any committee of the Board or any officer with contractual standards governing the duties of such persons and the methods of resolving conflicts of interest. We believe this is appropriate and necessary because our general partner is owned by NEE, and to the extent any members of the Board are also officers or directors of NEE, such officers or directors will have fiduciary duties to NEE. Without these provisions, the general partner and such officers’ or directors’ ability to make decisions involving conflicts of interests would be unduly restricted. These provisions represent a possible detriment to the Limited Partners, however, because they restrict the remedies available to Limited Partners for actions that, without those provisions, might constitute breaches of fiduciary duty.

Partnership agreement standards

Our Partnership Agreement contains provisions that waive or consent to conduct by our general partner and its affiliates, the Board, or any director or any committee of the Board that might otherwise raise issues as to compliance with fiduciary duties or applicable law. For example, the Partnership Agreement provides that when our general partner is acting in its capacity as our general partner, as opposed to in its individual capacity, and when the Board or any director or committee of the Board makes a determination or takes or declines to take any other action, it must act in “good faith,” meaning that it subjectively believed that the decision was in our best interests, and will not be subject to any other standard under applicable law, other than the implied contractual covenant of good faith and fair dealing. In addition, when our general partner is acting in its individual capacity, as opposed to in its capacity as our general partner, it may act free of any duty or obligation whatsoever to us or the Limited Partners, other than the implied contractual covenant of good faith and fair dealing.

The Partnership Agreement generally provides that affiliated transactions and resolutions of conflicts of interest not approved by the public Unitholders or the conflicts committee of the Board must be determined by the Board to be:

•	on terms no less favorable to us than those generally being provided to or available from unrelated third parties; or

•	“fair and reasonable” to us, taking into account the totality of the relationships between the parties involved, including other transactions that may be particularly favorable or advantageous to us.

If the Board determines that the resolution or course of action taken with respect to the conflict of interest satisfies either of the standards set forth in the bullet points above, then it will be presumed that, in making its decision, the Board acted in good faith, and in any proceeding brought by or on behalf of any Limited Partner or the Partnership challenging such determination, the person bringing or prosecuting such proceeding will have the burden of overcoming such presumption. These standards reduce the obligations to which our general partner and our directors would otherwise be held under applicable Delaware law.

Rights and remedies of limited partners

The Delaware Act generally provides that a limited partner may institute legal action on behalf of the partnership to recover damages from a third party where a general partner or board of directors has wrongfully refused to institute the action or where an effort to cause a general partner or board of directors to do so is not likely to succeed. These actions include actions against a general partner or board of directors for breach of its contractual duties under the partnership agreement.

Under the Partnership Agreement, we must indemnify our general partner, its affiliates and their managers, officers and directors (including our directors), to the fullest extent permitted by law, against liabilities, costs and expenses incurred by such indemnitees. We must provide this indemnification unless there has been a final and non-appealable judgment by a court of competent jurisdiction determining that these persons acted in bad faith or engaged in fraud or willful misconduct. We also must provide this indemnification for criminal proceedings unless such indemnitees acted with knowledge that their conduct was unlawful. Thus, our general partner and our directors could be indemnified for their negligent acts if they meet the requirements set forth above. See “—Indemnification” above regarding the duties of our general partner.

A transferee of or other person acquiring a Unit will be deemed to have agreed to be bound by the provisions in the Partnership Agreement, including the provisions described above. See “—Transfer of Common Units.” The failure of a Limited Partner to sign the Partnership Agreement does not render the Partnership Agreement unenforceable against that person.

Transfer of Ownership Interests in the General Partner

At any time, NEE and its affiliates may sell or transfer all or part of their direct or indirect interest in our general partner without the approval of our Unitholders.

Status as Limited Partner

By transfer of Common Units in accordance with the Partnership Agreement, each transferee of Common Units will be admitted as a Limited Partner with respect to the Common Units transferred when such transfer and admission is reflected in our register. Except as described above under “—Limited Liability,” the Common Units will be fully paid, and Common Unitholders will not be required to make additional contributions.

Reimbursement of Expenses

The Partnership Agreement requires us to reimburse our general partner for all direct and indirect expenses it incurs or payments it makes on our behalf and all other expenses allocable to us or otherwise incurred by our general partner in connection with its service as our general partner. Our general partner is entitled to determine in good faith the expenses that are allocable to us.

Tax Matters

We have elected to be treated as an association taxable as a corporation for U.S. federal income tax purposes. Our general partner determines whether we will make any other tax elections permitted by federal, state, local or foreign tax law.

Our general partner has exclusive authority for the making of tax filings, or rendering of periodic or other tax reports to governmental or other agencies having jurisdiction over our business or assets.

Books and Reports

We are required to keep appropriate books of our business at our principal offices. The books will be maintained for financial reporting purposes on an accrual basis. For tax and fiscal reporting purposes, our fiscal year is the calendar year.

We will mail or make available to record holders of Common Units, within one hundred and five days after the close of each fiscal year, an annual report containing audited financial statements and a report on those financial statements by our independent public accountants. Except for our fourth quarter, we will also mail or make available summary financial information within fifty days after the close of each quarter.

Right to Inspect Our Books and Records

The Partnership Agreement provides that a Limited Partner can, for a purpose reasonably related to his or her interest as a Limited Partner, upon reasonable written demand stating the purpose of such demand and at his or her own expense, have furnished:

•	a current list of the name and last known address of each record holder;

•	copies of the Partnership Agreement and our certificate of limited partnership and all amendments thereto; and

•	certain information regarding the status of our business and financial condition.

The Board may, and intends to, keep confidential from the Limited Partners, trade secrets or other information the disclosure of which the Board determines is not in our best interests or that we are required by law or by agreements with third parties to keep confidential. Any disclosure of such information to the Limited Partners requires the prior written consent of our general partner. The Partnership Agreement limits the right to information that a Limited Partner would otherwise have under Delaware law.

Dissenters’ Rights of Appraisal

The Unitholders are not entitled to dissenters’ rights of appraisal under the Partnership Agreement or applicable Delaware law in the event of a conversion, merger or consolidation, a sale of substantially all of our assets or any other transaction or event.

PART THREE: THE SERIES A PREFERRED UNITS

On June 20, 2017, we entered into a Series A Preferred Unit Purchase Agreement with Nasa A Holdings LP, Nasa B Holdings LP and Nasa Co-invest Holdings L.P., affiliates of BlackRock Energy and Power Infrastructure Fund, and KKR Flatirons Aggregator L.P., an affiliate of Kohlberg Kravis Roberts & Co. L.P., to issue and sell in a private placement in one or more tranches on or before December 31, 2017, as determined by us, $550 million of Preferred Units at a purchase price of $39.2253 per Preferred Unit. For a description of the rights and preferences of the Preferred Units and other related changes to the Original Partnership Agreement and NEP OpCo’s partnership agreement, please see Item 1.01 on the Partnership’s Form 8-K filed with the Securities and Exchange Commission (“SEC”) on June 22, 2017.

TERMS OF PROXY ACCESS

As part of the Governance Changes, we will include a new article (the “Proxy Access Terms”) in the Partnership Agreement providing that Common Unitholders meeting certain requirements may nominate candidates for election as LP Elected Directors. The Proxy Access Terms permit an eligible Common Unitholder or a group of no more than twenty eligible Common Unitholders to nominate candidates for election to the Board as LP Elected Directors (the “Common Unitholder Nominees”) and to include these Common Unitholder Nominees in our proxy materials for the relevant annual meeting of Limited Partners, along with the candidates nominated for election as LP Elected Directors by the Board or the CEO of the Partnership. The Proxy Access Terms provide an additional mechanism for Board accountability and ensuring that LP Elected Directors are supported by our long-term Common Unitholders. The Proxy Access Terms are the exclusive means through which a Common Unitholder may nominate a candidate for election to the Board. Moreover, Common Unitholders may bring other business before annual meetings of Limited Partners only pursuant to the procedures established by Rule 14a-8 promulgated under the Exchange Act.

Unitholder Eligibility to Nominate LP Elected Directors

Any eligible Common Unitholder, or group of no more than twenty eligible Common Unitholders that, in each case, has maintained ownership of 10% or more of the aggregate number of outstanding Common Units and Special Voting Units continuously for the applicable holding period described below will be permitted to include a specified number of Common Unitholder Nominees in our proxy materials for the applicable annual meeting of Limited Partners. An eligible Common Unitholder must have owned the required Units continuously for the holding period set forth below that is opposite the annual meeting year in which the nomination is to be made:

Annual Meeting of Limited Partners	Holding Period
2017	at least six (6) months
2018	at least one (1) year
2019	at least two (2) years
2020 and later	at least three (3) years

The final date of any holding period is a date that is at least seven days prior to (i) the date of the notice of nomination and (ii) the record date for determining Limited Partners entitled to vote with respect to the election of LP Elected Directors at the applicable annual meeting of Limited Partners.

Notwithstanding the above, the following eligible Common Unitholders may not submit Common Unitholder Nominees: (i) for so long as NEE or any of its affiliates serves as the Manager under the MSA, NEE will not qualify as an eligible Common Unitholder able to use proxy access; (ii) holders of Special Voting Units may not, solely by virtue of their holding any number of Special Voting Units, qualify as eligible Common Unitholders able to use proxy access; and (iii) holders of Preferred Units may not, solely by virtue of their holding any number of Preferred Units, qualify as eligible Common Unitholders able to use proxy access. Special Voting Units and Preferred Units must have been converted into or exchanged for Common Units in order to be entitled to use proxy access or be counted toward the 10% ownership threshold of outstanding Common Units and Special Voting Units described above.

Calculation of Qualifying Ownership

A Common Unitholder will be deemed to own only those Common Units as to which it possesses both (i) the full voting and investment rights pertaining to the Common Units and (ii) the full economic interest in (including the opportunity for profit and risk of loss on) the Common Units. The following Common Units would not count as “owned” Common Units for purposes of determining whether the ownership threshold has been met:

•	Common Units sold by a Unitholder or any of its affiliates in any transaction that has not been settled or closed;

•	Common Units that a Unitholder or any of its affiliates borrowed or purchased pursuant to an agreement to resell; and

•

Common Units subject to any derivative instrument or similar agreement entered into by such Unitholder or any of its affiliates, which instrument or agreement has, or is intended to have, the purpose or effect of (1) reducing the Unitholder’s or any of its affiliate’s full right to vote or direct the voting of any such Common Units or (2) hedging, offsetting or altering to any degree the gain or loss arising from the full economic interest of such Unitholder’s or any of its affiliate’s Common Units.

A Unitholder will be deemed to “own” Units held in the name of a nominee or other intermediary so long as the Unitholder claiming ownership of such Units retains the right to instruct how the Units are voted on all matters, including with respect to the election of LP Elected Directors, and possesses the full economic interest in the Units. A Unitholder’s ownership of Units will also be deemed to continue during any period in which (i) the Unitholder has loaned the Units, provided that such Unitholder has the power to recall the loaned Units on five business days’ notice or (ii) the Unitholder has delegated any voting power by means of a proxy, power of attorney or other instrument that is revocable at any time by the Unitholder.

Number of Common Unitholder Nominees

The number of Common Unitholder Nominees eligible to appear in our proxy materials for any annual meeting cannot exceed four. No eligible Common Unitholder or group of Common Unitholders is entitled to nominate more than two Common Unitholder Nominees for any annual meeting. Any Common Unitholder Nominee who is subsequently withdrawn, disqualified or included by the Board in our proxy materials as a Board-nominated candidate for election as an LP Elected Director will be counted against the nominee limit. In the event that the number of Common Unitholder Nominees submitted by all eligible Common Unitholders (or groups) exceeds the nominee limit of four, each eligible Common Unitholder (or group) will select one Common Unitholder Nominee for inclusion in our proxy materials until the maximum number is reached, choosing in order of the amount (largest to smallest) of Units each eligible Common Unitholder (or group) disclosed as owned in its respective notice of nomination submitted to us and confirmed by us. If the maximum number is not reached after each eligible Common Unitholder (or group) has selected one Common Unitholder Nominee, this selection process will continue as many times as necessary, following the same order each time, until the maximum number is reached. In the event that two or more eligible Common Unitholders (or groups) disclose ownership of the same number of Units, these eligible Common Unitholders (or groups) will choose in the order of receipt of their respective notices of nomination by our corporate secretary.

Nominating Procedures

In order to provide adequate time to assess Common Unitholder Nominees, requests to include such Common Unitholder Nominees in our proxy materials must be delivered to or mailed and received by our corporate secretary at our principal executive offices no earlier than the 120th day and no later than the 90th day before the first anniversary of the date on which our proxy statement for the immediately preceding annual meeting of Limited Partners was made available to Unitholders; provided that, with respect to the 2017 Annual Meeting, an eligible Common Unitholder’s notice of nomination must be delivered to or mailed and received by our corporate secretary at our principal executive offices no earlier than the opening of business on August 23, 2017, and no later than September 22, 2017.

Information Required by All Nominating Unitholders

Each eligible Common Unitholder or group of eligible Common Unitholders seeking to include a Common Unitholder Nominee in our proxy materials will be required to provide certain information to us, including:

•	one or more written statements from each record holder (and intermediary holder) of the Units verifying the Unit ownership for the requisite holding period and as of a date within seven days prior to the date of the Unitholder’s notice of nomination, and the Unitholder’s agreement to provide within five business days after the record date for the applicable annual meeting of Limited Partners, written statements from each record holder (and intermediary holder) of the Units verifying the Unit ownership through the record date;

•	the written consent of each Common Unitholder Nominee to being named in our proxy statement and proxy card as a nominee and to serve as a director if elected;

•	a copy of the Schedule 14N filed by the Unitholder(s) with the SEC; and

•	information regarding each Common Unitholder Nominee, including biographical and stock ownership information.

Eligible Common Unitholders will also be required to make certain representations to, and agreements with, us, including:

•

a representation that the Unitholder acquired its Units in the ordinary course of business and not with the intent to change or influence control of the Partnership, and that the Unitholder does not presently have such an intent;

•

a representation that the person has not nominated and will not nominate for election to the Board at the applicable annual meeting of Limited Partners any person other than the Common Unitholder Nominee(s);

•

a representation that the person has not engaged and will not engage in solicitation in support of the election of any individual as a director at the annual meeting other than its Common Unitholder Nominee(s) or a nominee of the CEO of the Partnership or the Board;

•	a representation that the person will not distribute to any Limited Partner any form of proxy for the annual meeting other than the form distributed by the Partnership;

•

in the case of a nomination by a group of eligible Common Unitholders, the designation by all group members of one specified Unitholder that is authorized to act on behalf of all group members with respect to the nomination;

•	an agreement that the Unitholder will maintain qualifying ownership through the date of the applicable annual meeting;

•

an agreement to assume all liability stemming from any legal or regulatory violation arising out of the eligible Common Unitholder’s communication with the Limited Partners or out of the information that the eligible Common Unitholder provided to us;

•

an agreement to indemnify, defend and hold harmless our general partner, the Partnership and our general partner’s and our respective directors, officers, affiliates and employees individually against any liability arising out of the eligible Common Unitholder’s nomination(s);

•	an agreement to comply with all applicable laws and regulations; and

•	an agreement to provide us any additional information as may be necessary or required prior to the annual meeting of Limited Partners.

In addition, Common Unitholder Nominees will be required to make certain representations to, and agreements with, us, including:

•

an agreement to refrain from becoming a party to any agreement or commitment as to how such Common Unitholder Nominee will vote on any issue that has not been disclosed to us, or any commitment that could interfere with the nominee’s ability to comply with such person’s duties if elected as a director;

•

unless disclosed to us, an agreement to refrain from becoming a party to any compensatory, indemnification or other financial arrangement with any person other than with us in connection with such Common Unitholder Nominee’s service or action as a director of the Partnership;

•	an agreement to act as a representative of all of the Limited Partners while serving as an LP Elected Director;

•

an agreement to provide statements and other information in all communications with and by us that are or will be true and correct in all material respects and not omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading; and

•

an agreement to comply with all of our policies and guidelines applicable to directors, as well as any applicable law, rule, regulation or listing standards of the national securities exchange upon which the Common Units are listed.

Exclusion of Common Unitholder Nominees

We will not be required to include a Common Unitholder Nominee in our proxy materials if, among other things:

•

the eligible Common Unitholder who has nominated such Common Unitholder Nominee has engaged in or is currently engaged in, or has been or is a “participant” in another person’s, “solicitation” within the meaning of Rule 14a-1(l) under the Exchange Act (or any successor rule or regulation), in support of the election of any individual as a director at the relevant annual meeting other than its Common Unitholder Nominee(s) or a nominee of the CEO of the Partnership or the Board;

•

the Board, a committee thereof or a designated officer of the Partnership determines that the Common Unitholder Nominee is not independent under applicable independence standards or does not meet the criteria for non-employee directors, as set forth in our applicable policies;

•

the election of the Common Unitholder Nominee to the Board would cause us to be in violation of the Partnership Agreement, the rules and listing standards of the national securities exchange upon which the Common Units are listed, any applicable law, rule or regulation or our publicly disclosed policy;

•

the Common Unitholder Nominee is (i) an employee or director of a competitor or significant (or potentially significant) customer, supplier, contractor, counselor or consultant or (ii) a director or officer of any public utility company or other entity regulated by the Federal Energy Regulatory Commission or the Public Utilities Commission of Texas;

•

the Common Unitholder Nominee is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses) or has been convicted in such a criminal proceeding within the past ten years, or is subject to any order, judgment, decree or other disqualification of the type specified in Rule 506(d) of Regulation D promulgated under the Securities Act of 1933, as amended (or any successor rule or regulation);

•

the Common Unitholder Nominee or the eligible Common Unitholder has provided materially false or misleading information to us with respect to such nomination, as determined by the Board, a committee thereof or a designated officer of the Partnership; or

•	the Common Unitholder Nominee’s then-current business or personal interests place the Common Unitholder Nominee in a conflict of interest with the Partnership or any of our subsidiaries or affiliates.

In addition, the Board, a committee thereof, a designated officer of the Partnership or the person presiding at an annual meeting of Limited Partners will declare the nomination of a Common Unitholder Nominee to be invalid, and such nomination will be disregarded, if the eligible Common Unitholder or Common Unitholder Nominee breaches any of their respective obligations, agreements or representations required by the Proxy Access Terms or the eligible Common Unitholder (or a qualified representative thereof) does not appear at the annual meeting of Limited Partners to present the Common Unitholder Nominee for election to the Board.

If the Board determines that the effect of the requirements of the Proxy Access Terms with respect to a particular annual meeting of Limited Partners, or any other aspect of an annual meeting of Limited Partners, is such that no two Common Unitholders acting individually (or two separate groups of such holders) may be eligible to make nominations pursuant to the unmodified Proxy Access Terms, then the Board will be required to waive or modify the Proxy Access Terms or such other requirement with respect to such annual meeting of Limited Partners to make it possible, as determined by the Board in good faith, that at least two Common Unitholders (or two separate groups of such holders) may be eligible to make nominations for such annual meeting of Limited Partners pursuant to the modified Proxy Access Terms.

Supporting Statement

Eligible Common Unitholders will be permitted to include in our proxy materials for the applicable annual meeting of Limited Partners a written statement of up to five hundred (500) words in support of the election of their Common Unitholder Nominee(s). We will be permitted to omit from our proxy materials any information or statement that we, in good faith, believe would violate any applicable law or regulation or be materially misleading or inappropriate. We may also solicit against, and include in our proxy statement or any other solicitation materials our own statement opposing or otherwise relating to, any Common Unitholder Nominee.

Proxy Access Nominations and Proposals for 2017 Annual Meeting

Eligible Common Unitholders who wish to submit Common Unitholder Nominees for election at the 2017 Annual Meeting pursuant to the Proxy Access Terms or submit proposals brought under Rule 14a-8 under the Exchange Act may do so in compliance with the following procedures: (i) notice of a proxy access nomination must be received by W. Scott Seeley, our corporate secretary, at 700 Universe Boulevard, Juno Beach, FL 33408 no later than September 22, 2017 and no earlier than August 23, 2017; and (ii) proposals submitted for inclusion in our proxy materials for the 2017 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act must be received by W. Scott Seeley, at 700 Universe Boulevard, Juno Beach, FL 33408 no later than September 22, 2017 and no earlier than August 23, 2017. Such nominations and proposals for the 2017 Annual Meeting, other than those made by or on behalf of the Board, may be made by personal delivery or by facsimile (561-691-7702) or sent by U.S. certified mail.

The Proxy Access Terms are the only mechanism by which Common Unitholders can nominate a candidate for election to the Board. Limited Partners cannot nominate candidates for election to the Board pursuant to any other mechanism. Moreover, Limited Partners are permitted to bring other business before annual meetings of Limited Partners only pursuant to the procedures established by Rule 14a-8 promulgated under the Exchange Act.

RELATED AGREEMENTS

SECOND AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF NEP OPCO

The following is a summary of the amendments to the First Amended and Restated Agreement of Limited Partnership of NEP OpCo (the “Original NEP OpCo Partnership Agreement”). The form of the Second Amended and Restated Agreement of Limited Partnership of NEP OpCo (the “NEP OpCo Partnership Agreement”) is attached to this information statement as Exhibit B.

Board of Directors and Conflicts Committee

References to the board of directors of the general partner of NEP are replaced with references to the Board. References to the conflicts committee of the board of directors of the general partner of NEP are replaced with references to the conflicts committee of the Board.

Purpose

Under the NEP OpCo Partnership Agreement, without the prior written consent of the general partner of NEP, which will be granted or withheld in its sole discretion, NEP OpCo and its subsidiaries will not have any power or authority to solicit, review, respond to or otherwise participate in any request for proposal relating to, or otherwise engage in, or seek to engage in, the development of (i) any wind or solar energy project (other than any off-shore project), (ii) any natural gas pipeline or (iii) any utility-scale battery storage facility, in each case, anywhere in the world, other than certain projects that are owned or are being developed by NEP OpCo and its subsidiaries.

State Tax Incentives

Under the NEP OpCo Partnership Agreement, the general partner of NEP OpCo (at the direction of the Manager) will have the discretion to allocate any state tax incentives up to 100% to any limited partner, so long as the allocation does not have a material adverse effect on NEP OpCo or any class of unitholders of NEP OpCo.

Federal Tax Allocation Method

The Original NEP OpCo Partnership Agreement requires the general partner of NEP OpCo to use a specific method set forth in the United States Treasury regulations promulgated under the Internal Revenue Code of 1986, as amended (the “Treasury Regulations”) for allocating items of income, gain, loss, depreciation, amortization and cost recovery deductions among the partners of NEP OpCo, for federal income tax purposes, in order to eliminate book-tax disparities. The Treasury Regulations, however, set forth several different methods for allocating items for such purposes, and the general partner of NEP OpCo will ask the conflicts committee of the Board to approve the deletion of the provision of the Original NEP OpCo Partnership Agreement limiting the general partner of NEP OpCo to the use of only one of the specified methods (the “Tax Allocation Change”). The use of one of the other methods could materially affect the amount and timing of items of income, gain, loss, depreciation, amortization and cost recovery deductions allocated to NEP for federal income tax purposes and could cause NEP to become subject to federal income tax sooner than otherwise expected. If the conflicts committee does not approve the Tax Allocation Change, the provision of the Original NEP OpCo Partnership Agreement will not be amended.

Consent of NEP General Partner

Consent of the general partner of NEP is required for the following actions:

•	a sale of all or substantially all of the assets of NEP OpCo and its subsidiaries;

•	the merger, consolidation or conversion of NEP OpCo or any of its subsidiaries;

•	dissolution of NEP OpCo or any of its subsidiaries;

•	NEP OpCo’s participation in certain activities or lines of business;

•	any amendment of the NEP OpCo Partnership Agreement; and

•	transfer of the general partner interest of the general partner of NEP OpCo to any person.

Direction of the Manager

Under the NEP OpCo Partnership Agreement, the Manager directs the following actions of the general partner of NEP OpCo:

•

any determination to be made by the general partner of NEP OpCo relating to certain tax matters, so long as such determination would not materially adversely affect any class of unitholders of NEP OpCo;

•

any restriction to be imposed with respect to any class of units of NEP OpCo by the general partner of NEP OpCo, if it receives written advice of counsel that such restrictions are necessary or advisable to (i) avoid a significant risk of NEP OpCo’s becoming taxable as a corporation or otherwise becoming taxable as an entity for federal income tax purposes (to the extent not already so treated or taxed) or (ii) preserve the uniformity of the limited partner interests of NEP OpCo, so long as such restriction would not materially adversely affect NEP OpCo unitholders of such class; and

•

any determination to be effected with respect to any class of units of NEP OpCo by the general partner of NEP OpCo relating to the allocations of NEP OpCo’s items of income, gain, loss, deduction and credit for either capital account or tax purposes, so long as the determination does not result in any materially adverse effect on the NEP OpCo unitholders of the applicable class in tax years starting on or after January 1, 2018.

Establishment of OpCo Preferred Units

In connection with each sale of Preferred Units, NEP will contribute the proceeds from the sale to NEP OpCo in exchange for an equivalent number of a new series of NEP OpCo Preferred Units with economically equivalent rights to the Preferred Units (“OpCo Preferred Units”). The NEP OpCo Partnership Agreement will provide for the rights and preferences of the OpCo Preferred Units. The OpCo Preferred Units will have voting rights that are identical to the voting rights of NEP OpCo’s common units and will vote with NEP OpCo’s common units as a single class, so that each OpCo Preferred Unit will be entitled to one vote for each NEP OpCo’s common unit into which such OpCo Preferred Unit would be convertible at the then applicable conversion rate (regardless of whether the OpCo Preferred Units are then convertible) on each matter with respect to which each holder of NEP OpCo’s common units is entitled to vote. See “Partnership Agreement—Part Three: The Series A Preferred Units” above.

Amendment of the NEP OpCo Partnership Agreement

The general partner of NEP OpCo, without the approval of any other partner of NEP OpCo, may amend any provision of the NEP OpCo Partnership Agreement in such manner as the Board determines to be necessary or appropriate to prevent the consolidation of the financial results of NEP OpCo and its subsidiaries with those of NEE and its subsidiaries (other than NEP and its subsidiaries) under U.S. GAAP, so long as such amendment is not materially adverse to NEP OpCo or any class of unitholders of NEP OpCo.

In addition, the general partner of NEP OpCo, without the approval of any other partner of NEP OpCo, may amend any provision of the NEP OpCo Partnership Agreement in connection with such changes to the ownership structure of NEP OpCo’s common units held by the general partner of NEP OpCo or its affiliates as determined by the general partner of NEP to be required to avoid adverse tax consequences resulting from changes to tax laws, so long as such amendment is not materially adverse to NEP OpCo or any class of unitholders of NEP OpCo.

SECOND AMENDED AND RESTATED MANAGEMENT SERVICES AGREEMENT

The following is a summary of the amendments to the Amended and Restated Management Services Agreement. The form of the MSA is attached to this information statement as Exhibit C.

Board of Directors and Conflicts Committee

References to the general partner of NEP are replaced with references to the Board. References to the conflicts committee of the board of directors of the general partner of NEP are replaced with references to the conflicts committee of the Board.

Services

Among other services, the Manager will direct NEP and NEP’s subsidiaries with respect to certain tax-related matters pursuant to relevant provisions of the Partnership Agreement and the NEP OpCo Partnership Agreement.

Appointment of Officers

The Manager, pursuant to the terms of the MSA, will designate individuals (i) to serve on the boards of directors or their equivalents of NEP’s subsidiaries and (ii) to carry out the functions of principal executive, accounting and financial officers and otherwise to act as officers of NEP and NEP’s subsidiaries. The Board (i) will appoint such individuals designated by the Manager as NEP’s officers and, if any, employees and (ii) will cause the boards of directors or their equivalents or the controlling shareholder, member or general partner of NEP’s subsidiaries to appoint such individuals designated by the Manager to the applicable roles with respect to the applicable entity, as long as, in each case, the designees are determined by the Manager in good faith to have the appropriate experience, qualifications, skills and such other relevant attributes to carry out their designated functions.

Supervision of Manager’s Activities

The Manager and any individual designated by the Manager pursuant to the MSA are, at all times, subject to the supervision of the Board or its equivalent of the applicable entity and are required not to provide or arrange for the provision of these services as the Board or its equivalent may decline to accept from time to time. Any actions taken by the Manager are required to be consistent in all material respects with any guidelines, directions or instructions of the Board with respect to the applicable services.

Restrictions on the Manager

Under the MSA, among other restrictions, the Manager, its subsidiaries and any other entity or individual that the Manager has arranged to provide services are required to refrain from taking any action that, to the Manager’s knowledge, at the time such action is taken, is intended to materially conflict with or directly contravene any resolution or other determination of the Board in each case relating to the following significant activities of NEP:

•	establishing and approving NEP’s annual operating budget;

•	evaluating and approving capital decisions;

•	evaluating and approving debt and equity financing decisions;

•	assessing and approving quarterly cash distributions to Unitholders; and

•	analyzing and approving related party transactions among the Manager, its subsidiaries and any other entity or individual that the Manager has arranged to provide services.

Extension of term

The term of the MSA has been extended from March 10, 2034 to January 1, 2038.

Termination by NEP OpCo

NEP OpCo, on behalf of NEP and its other subsidiaries, may terminate the MSA upon ninety days’ prior written notice if, among other events, the Board determines in good faith that the Manager has intentionally or willfully defaulted in the performance of its obligations relating to the above-mentioned restrictions, such default has caused, or would reasonably be expected to cause, material harm to NEP and its subsidiaries, taken as a whole, and such default continues for a period of ninety days after written notice is given to the Manager specifying such default and requesting that the same be remedied in the ninety day period.

Deletion of Certain Provisions

Due to the expiration of the Purchase Price Adjustment Period, the provisions relating to Aggregate Shortfall, Shortfall and Shortfall Threshold have been deleted in the MSA. Each of the “Purchase Price Adjustment Period,” “Aggregate Shortfall,” “Shortfall” and “Shortfall Threshold” has the meaning assigned to it in the Purchase Agreement, dated as of July 1, 2014, by NEP and NEE Equity.

RIGHT OF FIRST REFUSAL AGREEMENT

The following is a summary of the terms of the ROFR Agreement, the form of which is attached to this information statement as Exhibit D.

Right of First Refusal on NEP OpCo ROFR Assets

Under the ROFR Agreement, NEP and NEP OpCo will grant NEER and its subsidiaries a right of first refusal on any proposed sale of any of the NEP OpCo ROFR Assets indefinitely. “NEP OpCo ROFR Assets” means all assets currently owned or later acquired by NEP OpCo or its subsidiaries.

This right of first refusal will not apply to a merger of NEP OpCo with or into, or sale of substantially all of NEP OpCo’s assets to, an unaffiliated third party, any sale of any NEP OpCo ROFR Asset following which NEP OpCo continues to hold directly or indirectly 100% of the ownership interests in and maintains control over such NEP OpCo ROFR Asset. In addition, NEER’s right of first refusal on any NEP OpCo ROFR Asset will not limit, delay or hinder any right of first offer or right of first refusal on such NEP OpCo ROFR Asset that has been granted by NEP OpCo or any of its affiliates to a third party as of the date of the ROFR Agreement (including pursuant to the terms of any power purchase agreement). To the extent that there is any conflict between the terms of NEER’s right of first refusal and the terms of any pre-existing right of first offer or right of first refusal on the same NEP OpCo ROFR Asset, the latter prevails.

Pursuant to the terms of the ROFR Agreement, prior to engaging in any negotiation regarding any sale of a NEP OpCo ROFR Asset, NEP OpCo must first negotiate for thirty days with NEER to attempt to reach an agreement on a sale of such asset to NEER or any of its subsidiaries. If an agreement is not reached within the initial 30-day period, NEP OpCo will be able for a 30-day period to negotiate with any third party for the sale of such NEP OpCo ROFR Asset, but prior to accepting any third party offer, NEP OpCo will be required to restart negotiations with NEER for the next thirty days and will not be permitted to sell the applicable NEP OpCo ROFR Asset to the third party making the offer if NEER agrees to terms substantially consistent with those proposed by such third party. If, by the end of the 30-day period, NEER and NEP OpCo have not reached an agreement, NEP OpCo will have the right to sell such NEP OpCo ROFR Asset to such third party within 30 days.

Amendment and Termination

The ROFR Agreement can be amended by written agreement of all parties to the agreement. However, NEP may not agree to any amendment or modification that would, in the determination of the Board, be adverse in any material respect to the holders of NEP’s Common Units without the prior approval of NEP’s conflicts committee. NEER may terminate the ROFR Agreement in the event of: (i) the withdrawal of NEP’s general partner in accordance with the Partnership Agreement; (ii) the removal of NEP’s general partner in circumstances where the Units (including Special Voting Units) held by NEP’s general partner and its affiliates did not vote in favor of such removal; (iii) NEE’s ceasing to control, directly or indirectly, NextEra Energy Partners GP, Inc. or any other person or entity that is NEP’s general partner; or (iv) NEE’s failure to own, directly or indirectly, at least (A) 50.1% of the voting interests of NEER, (B) at least 33.33% of the economic interests of NEER or (C) more of the economic interests in NEER than any other person or entity. In addition, NEP OpCo and NEER will each be permitted to terminate the ROFR Agreement upon ninety days’ prior written notice if the other party materially breaches or defaults in the performance of its obligations under the ROFR Agreement or under any transaction agreement entered into in connection with the NEP OpCo ROFR Assets, and the breach or default continues for a period of ninety days after written notice is given specifying the breach or default and requiring it to be remedied.

Confidentiality

NEER and its affiliates (other than NEP and its subsidiaries) and its and their officers, directors and employees are required to keep confidential and not make any public announcement or disclose to any person any terms of any other documents, materials, data or other information with respect to any NEP OpCo ROFR Asset which is not generally known to the public, subject to certain exceptions.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

As of the Record Date, there were approximately 54,250,995 Common Units and 101,440,000 Special Voting Units issued, outstanding and entitled to vote, and each Unit is entitled to one vote. An affiliate of our general partner is expected to take action by written consent, as permitted under the Original Partnership Agreement, to approve the Partnership Agreement on or after August 1, 2017, as described above. As a result, approval of the Partnership Agreement is expected to occur, and no action is requested of Common Unitholders.

Preemptive Rights. Pursuant to the Original Partnership Agreement, no person, other than our general partner, has any preemptive, preferential or other similar rights with respect to the issuance of our equity securities, including our Common Units. Our general partner has the right, which it may assign to any of its affiliates, to purchase equity securities from the Partnership whenever, and on the same terms that, we issue equity securities to persons other than our general partner and its affiliates, to the extent necessary for our general partner and its affiliates to maintain their percentage ownership equal to any or all of the percentage ownership that existed immediately prior to the issuance of such equity securities.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Our Common Units represent limited partner interests in the Partnership. Except as indicated by footnote, the persons named in the table below have sole voting and investment power with respect to all Units shown as beneficially owned by them.

Owners of More than Five Percent of Outstanding Common Units

Unless otherwise specified in the footnotes, the following table shows the beneficial owners known by us to own more than five percent of the 54,250,995 Common Units that are outstanding as of July 7, 2017.

Name of Beneficial Owner	Common Units Beneficially Owned(a)	Percentage of Common Units Beneficially Owned(b)
Neuberger Berman Group LLC(c)	5,964,608	10.99%
Energy Income Partners, LLC(d)	5,498,309	10.13%
The Charger Corporation(e)	3,318,879	6.12%
FMR LLC(f)	3,117,539	5.75%
BlackRock, Inc.(g)	2,795,944	5.15%

(a)

The amounts and percentage of Common Units beneficially owned are reported pursuant to the SEC rules governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within sixty (60) days. Under these rules, more than one person may be deemed a beneficial owner of the same securities, and a person may be deemed a beneficial owner of securities as to which he or she has no economic interest.

(b)

NEE Equity, an affiliate of our general partner, holds Special Voting Units that provide NEE Equity with an aggregate number of votes on certain matters that may be submitted for a vote of Common Unitholders that is equal to the aggregate number of NEP OpCo’s common units held by NEE Equity on the relevant record date. As of July 7, 2017, NEE Equity held 101,440,000 Special Voting Units. Furthermore, NEE has implemented a common unit repurchase program. Under the program, another subsidiary of NEE has acquired 1,402,483 Common Units. In the aggregate, the Special Voting Units and Common Units held by affiliates of NEE represent, as of July 7, 2017, approximately 66.06% of the voting interest in the Partnership.

(c)

This information has been derived from a statement on Schedule 13G/A of Neuberger Berman Group LLC and Neuberger Berman Investment Advisers LLC filed with the SEC on February 14, 2017 and is as of December 31, 2016. Neuberger Berman Group LLC, Neuberger Berman Trust Co N.A., Neuberger Berman Trust Co of Delaware N.A., NB Alternatives Advisers LLC and Neuberger Berman Investment Advisers LLC and certain affiliated persons may be deemed to beneficially own the securities in their various fiduciary capacities by virtue of the provisions of Exchange Act Rule 13d-3. Neuberger Berman Group LLC, through its subsidiaries Neuberger Berman Fixed Income Holdings LLC, NB Alternatives Holdings LLC and Neuberger Trust Holdings LLC, controls Neuberger Berman Trust Co N.A., Neuberger Berman Trust Co of Delaware N.A., NB Alternatives Advisers LLC, Neuberger Berman Investment Advisers LLC and certain affiliated persons. With regard to 5,848,287 Common Units, Neuberger Berman Group LLC may be deemed to be the beneficial owner because certain affiliated persons have shared power to retain, dispose of and vote the securities. In addition to the holdings of individual advisory clients, Neuberger Berman Investment Advisers LLC serves as investment manager of Neuberger Berman Group LLC’s various registered mutual funds which hold such shares. The holdings belonging to clients of Neuberger

Berman Trust Co N.A., Neuberger Berman Trust Co of Delaware N.A., NB Alternatives Advisers LLC and

Neuberger Berman Investment Advisers LLC are also aggregated to comprise the 5,848,287 Common Units. In addition to the 5,848,287 Common Units which Neuberger entities also have shared power to dispose of, the amount of 5,964,608 Common Units also includes Common Units from individual client accounts over which Neuberger Berman Investment Advisers LLC has shared power to dispose of these Common Units but does not have voting power. The holdings of Neuberger Berman Trust Co N.A., Neuberger Berman Trust Co of Delaware N.A., NB Alternatives Advisers LLC and Neuberger Berman Investment Advisers LLC are also aggregated to comprise the amount of 5,964,608 referenced herein. The address of each of Neuberger Berman Group LLC and Neuberger Berman Investment Advisers LLC is 1290 Avenue of the Americas, New York, NY 10104.

(d)

This information has been derived from a statement on Schedule 13G/A of Energy Income Partners, LLC and the other entities and individuals described below filed with the SEC on March 10, 2017 and is as of February 15, 2017. James J. Murchie, Eva Pao and John Tysseland are the portfolio managers with respect to portfolios managed by Energy Income Partners, LLC. Linda A. Longville and Saul Ballesteros are control persons of Energy Income Partners, LLC. Collectively, Energy Income Partners, LLC and such other entities and individuals hold shared voting power and shared dispositive power over the 5,498,309 Common Units reported above. The address of each of Energy Income Partners, LLC, Mr. Murchie, Ms. Pao, Mr. Tysseland, Ms. Longville and Mr. Ballesteros is 10 Wright Street, Westport, CT 06880.

(e)

This information has been derived from a statement on Schedule 13G/A of The Charger Corporation, First Trust Portfolios L.P. and First Trust Advisors L.P., filed with the SEC on January 24, 2017, and is as of December 31, 2016. The Charger Corporation is the general partner of both First Trust Portfolios L.P. and First Trust Advisors L.P. First Trust Portfolios L.P. acts as sponsor of certain unit investment trusts which hold Common Units. 3,318,879 Common Units are held by unit investment trusts sponsored by First Trust Portfolios L.P. First Trust Advisors L.P., an affiliate of First Trust Portfolios L.P., acts as portfolio supervisor of the unit investment trusts sponsored by First Trust Portfolios L.P., certain of which hold Common Units. None of First Trust Portfolios L.P., First Trust Advisors L.P. or The Charger Corporation has the power to vote the Common Units held by such unit investment trusts sponsored by First Trust Portfolios L.P. Such Common Units are voted by the trustee of such unit investment trusts so as to insure that the Common Units are voted as closely as possible in the same manner and in the same general proportion as are the Common Units held by owners other than such unit investment trusts. First Trust Advisors L.P. and The Charger Corporation have shared voting power over 3,315,861 Common Units and shared dispositive power over 3,318,879 Common Units. The address of each of The Charger Corporation, First Trust Portfolios L.P. and First Trust Advisors L.P. is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.

(f)

This information has been derived from a statement on Schedule 13G of FMR LLC and Abigail P. Johnson filed with the SEC on February 14, 2017 and is as of December 30, 2016. Abigail P. Johnson is a Director, the Chairman and the CEO of FMR LLC. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, as amended, to form a controlling group with respect to FMR LLC. Neither FMR LLC nor Abigail P. Johnson has the sole power to vote or direct the voting of the shares owned directly by the various investment companies registered under the Investment Company Act, as amended (“Fidelity Funds”) advised by Fidelity Management & Research Company, a wholly owned subsidiary of FMR LLC, which power resides with the Fidelity Funds’ boards of Trustees. Fidelity Management & Research Company carries out the voting of the shares under written guidelines established by the Fidelity Funds’ boards of Trustees. FMR LLC and Ms. Johnson have sole voting power over 86,394 Common Units and sole dispositive power over 3,117,539 Common Units. The address of each of FMR LLC and Ms. Johnson is 245 Summer Street, Boston, MA 02210.

(g)

This information has been derived from a statement on Schedule 13G of BlackRock, Inc., filed with the SEC on January 30, 2017, and is as of December 31, 2016. The subsidiaries of BlackRock, Inc. that acquired the Common Units on behalf of BlackRock, Inc. are: BlackRock (Luxembourg) S.A., BlackRock (Netherlands) B.V., BlackRock Advisors, LLC, BlackRock Asset Management Ireland Limited, BlackRock Asset Management Schweiz AG, BlackRock Fund Advisors, BlackRock Institutional Trust Company, N.A., BlackRock Investment Management (Australia) Limited, BlackRock Investment Management (UK) Ltd. and BlackRock Investment Management, LLC. BlackRock, Inc. and its subsidiaries have sole voting power over 2,794,230 Common Units and sole dispositive power over 2,795,944 Common Units. The address of BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.

Directors and Executive Officers

The following table sets forth information with respect to Common Units owned of record and beneficially as of July 7, 2017, by each director and executive officer of our general partner and by all directors and executive officers of our general partner as a group. As of July 7, 2017, the directors and executive officers of our general partner beneficially owned an aggregate of 253,709 Common Units (less than 1% of the outstanding Common Units on such date).

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
James L. Robo	143,576	*
Susan Davenport Austin	9,970	*
James N. Suciu	3,290	*
Mark E. Hickson	4,780	*
John W. Ketchum	3,310	*
Peter H. Kind	13,900	*
Armando Pimentel, Jr.	15,000	*
Charles E. Sieving	23,358	*
Terrell Kirk Crews II	—	*
Paul I. Cutler	36,525	*
All directors and executive officers as a group (10 persons)	253,709	*

*	Less than 1%

INTEREST OF CERTAIN PERSONS IN OR

IN OPPOSITION TO MATTERS TO BE ACTED UPON

Our general partner and its affiliates have conflicts of interest with respect to the Partnership Agreement and the Related Agreements. As of the Record Date, affiliates of NEE owned 100% of the interests in our general partner, approximately 66.06% of the voting interest in the Partnership (which includes both its ownership of 100% of the Special Voting Units and approximately 2.6% of our Common Units), approximately 65.15% of the outstanding common units of NEP OpCo, and 100% of the Class B limited partnership interests in NEP OpCo. NEE indirectly owns and controls our general partner and has the ability to appoint all of our general partner’s officers. All of our general partner’s executive officers and a majority of our general partner’s current directors also are officers of NEE. Conflicts of interest exist and may arise as a result of the relationships between our general partner and its affiliates, including, without limitation, NEE, on the one hand, and our Partnership and our Limited Partners, on the other hand. Although our general partner has a duty to manage our Partnership in a manner beneficial to our Partnership and our Limited Partners, our general partner’s directors and officers have fiduciary duties to manage our general partner in a manner beneficial to its owner, NEE.

FORWARD-LOOKING STATEMENTS

This information statement includes forward-looking statements within the meaning of the federal securities laws. Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions, strategies, future events or performance (often, but not always, through the use of words or phrases such as result, are expected to, will continue, is anticipated, aim, believe, will, could, should, would, estimated, may, plan, potential, future, projection, goals, target, outlook, predict and intend or words of similar meaning) are not statements of historical facts and may be forward looking. Forward-looking statements involve estimates, assumptions and uncertainties. Accordingly, any such statements should be read together with the risk factors included in Part I, Item 1A. Risk Factors in our Annual Report on Form 10-K for the year ended December 31, 2016 (“Form 10-K”) and you should refer to that section of the Form 10-K (in addition to any assumptions and other factors referred to specifically in connection with such forward-looking statements). Any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances, including unanticipated events, after the date on which such statement is made, unless otherwise required by law. New factors emerge from time to time and it is not possible for management to predict all of such factors, nor can it assess the impact of each such factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained or implied in any forward-looking statement.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS

We will deliver only one copy of this information statement to multiple Limited Partners sharing an address unless we have received contrary instructions from one or more of the Limited Partners. Furthermore, we undertake to deliver promptly, upon written or oral request, a separate copy of this information statement to a Limited Partner at a shared address to which a single copy of this information statement is delivered. A Limited Partner can notify us that it wishes to receive a separate copy of this information statement by contacting us at: NextEra Energy Partners, LP, c/o NextEra Energy Partners GP, Inc., 700 Universe Blvd., Juno Beach, FL 33408, Attention: Investor Relations, or by calling (561) 694-4000. Conversely, if multiple Limited Partners sharing an address receive multiple information statements and wish to receive only one, they can notify us at the address or phone number set forth above.

AVAILABLE INFORMATION

We are subject to the informational requirements of the Exchange Act and, in accordance therewith, we file annual, quarterly and current reports and other information with the SEC. You may read and copy any document we file with the SEC at the public reference room of the SEC, 100 F Street, N.E., Washington, D.C. 20549. Information about the operation of the public reference room may be obtained by calling the SEC at 1-800-SEC-0330. Our SEC filings are also available on the SEC’s website, www.sec.gov.

Exhibit A

SECOND AMENDED AND RESTATED

AGREEMENT OF LIMITED PARTNERSHIP

OF

NEXTERA ENERGY PARTNERS, LP

A Delaware Limited Partnership

Dated as of

                    , 2017

A-i

A-ii

A-iii

A-iv

SECOND AMENDED AND RESTATED AGREEMENT OF

LIMITED PARTNERSHIP OF NEXTERA ENERGY PARTNERS, LP

This SECOND AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF NEXTERA ENERGY PARTNERS, LP, dated as of                     , 2017, is entered into by and between NextEra Energy Partners GP, Inc., a Delaware corporation, as the General Partner, and NextEra Energy Equity Partners, LP, a Delaware limited partnership, together with any other Persons who are or become Partners in the Partnership or parties hereto as provided herein. In consideration of the covenants, conditions and agreements contained herein, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1    Definitions. The following definitions shall be for all purposes, unless otherwise clearly indicated to the contrary, applied to the terms used in this Agreement.

“Adjusted Percentage Interest” means as of any date of determination (a) as to any Unitholder with respect to Units, as the case may be, the product obtained by multiplying (i) one hundred percent (100%) less the percentage applicable to clause (b) below by (ii) the quotient obtained by dividing (A) the number of Units held by such Unitholder, as the case may be, by (B) the total number of all Outstanding Units and (b) as to the holders of other Partnership Interests issued by the Partnership in accordance with Section 5.4, the percentage established as a part of such issuance. In calculating the number of Units in clauses (A) and (B) above, the applicable number of Units shall include Outstanding Common Units and the Common Units that would be issued if all Series A Preferred Units were converted to Common Units on such date of determination. The Adjusted Percentage Interest with respect to a Series A Preferred Unit shall only be defined by reference to the Adjusted Percentage Interest attributable to the Common Units into which such Series A Preferred Unit would be converted if conversion took place on such date of determination (whether or not such Series A Preferred Units were eligible for conversion at such time).

“Affected Director” has the meaning set forth in Section 7.1(d)(ii).

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly, through one or more intermediaries controls, is controlled by or is under common control with, the Person in question. As used herein, the term “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise. For purposes of the use of the term Group in Section 13.13, a Person will be deemed to “control” if such Person owns or controls, directly or indirectly, ten percent (10%) or more of the voting securities of the subject Person.

“Agreement” means this Second Amended and Restated Agreement of Limited Partnership of NextEra Energy Partners, LP, as it may be amended, supplemented or restated from time to time.

“Applicable Independence Standards” means the listing standards of the National Securities Exchange upon which the Common Units are listed, any applicable rules of the Commission and any publicly disclosed standards used by the Board of Directors, or a committee thereof, in determining and disclosing the independence of the Partnership’s Directors.

“Associate” means, when used to indicate a relationship with any Person, (a) any corporation or organization of which such Person is a director, officer, manager, general partner or managing member or is, directly or indirectly, the owner of ten percent (10%) or more of any class of voting stock or other voting interest,

(b) any trust or other estate in which such Person has at least a ten percent (10%) beneficial interest or as to which such Person serves as trustee or in a similar fiduciary capacity and (c) any relative or spouse of such Person, or any relative of such spouse, who has the same principal residence as such Person.

“Audit Committee” means the committee of the Board of Directors composed of no fewer than three (3) Directors who shall meet the independence and experience requirements established by the Exchange Act and the rules and regulations of the Commission thereunder and by the National Securities Exchange on which the Common Units are listed or admitted to trading (or if no such National Securities Exchange, the New York Stock Exchange). At least one member of the Audit Committee shall be an “audit committee financial expert” as defined by rules of the Commission.

“Available Cash” means, with respect to any Quarter ending prior to the Liquidation Date:

(a)    the sum of:

(i)    all cash and cash equivalents of the Partnership on hand at the end of such Quarter; and

(ii)    all cash and cash equivalents of the Partnership expected, on the date of determination of Available Cash with respect to such Quarter, to be received by the Partnership from distributions on OpCo Common Units and OpCo Preferred Units by the Operating Partnership, in each case, made with respect to such Quarter subsequent to the end of such Quarter, less;

(b)    the amount of any cash reserves established by the Board of Directors to:

(i)    provide for the proper conduct of the business of the Partnership subsequent to such Quarter, including the payment of income taxes by the Partnership; or

(ii)    comply with applicable law or any loan agreement, security agreement, mortgage, debt instrument or other agreement or obligation to which the Partnership is a party or by which it is bound or its assets are subject;

provided, that disbursements made by the Partnership or cash reserves established, increased or reduced after the end of such Quarter but on or before the date of determination of Available Cash with respect to such Quarter shall be deemed to have been made, established, increased or reduced, for purposes of determining Available Cash, within such Quarter if the Board of Directors so determines.

Notwithstanding the foregoing, “Available Cash” shall not include any proceeds received pursuant to the Series A Purchase Agreement or any proceeds received for the purchase of any Series A Preferred Units or Series A Parity Securities subsequently issued in accordance with Section 5.8(b)(iv), and with respect to the Quarter in which the Liquidation Date occurs and any subsequent Quarter shall equal zero.

“Average VWAP” per Common Unit over a certain period shall mean the arithmetic average of the VWAP per Common Unit for each Trading Day in such period.

“BlackRock Affiliated Purchasers” means Nasa B Holdings LP, a Delaware limited partnership and Nasa Co-invest Holdings L.P., a Delaware limited partnership.

“BlackRock Purchaser” means Nasa A Holdings LP, a Delaware limited partnership.

“BlackRock Purchaser Notice Address” means

Nasa A Holdings LP,

c/o First Reserve Energy Infrastructure GP II, L.P.,

1 Lafayette Place, 2nd Floor, Greenwich, Connecticut 06830

Attn: Matthew Raben

Email: matthew.raben@blackrock.com

With a copy to (which shall not constitute notice):

BlackRock, Inc.

Office of the General Counsel

40 East 52nd Street, 19th floor

New York, New York 10022

Attn: David Maryles and Jelena Napolitano

Email: legaltransactions@blackrock.com

or such other address as the BlackRock Purchaser may designate in writing to the Partnership from time to time.

“Board” and “Board of Directors” have the meanings set forth in Section 7.1(a).

“Business Day” means Monday through Friday of each week, except that a legal holiday recognized as such by the government of the United States of America or the State of Florida shall not be regarded as a Business Day.

“Capital Contribution” means (a) any cash, cash equivalents or the Fair Market Value of Contributed Property, net of Liabilities, that a Partner contributes to the Partnership or that is contributed or deemed contributed to the Partnership on behalf of a Partner, net of any liabilities either assumed by the Partnership upon such contribution or to which such property or other consideration is subject when contributed (including, in the case of an underwritten offering of Units, the amount of any underwriting discounts or commissions) or (b) current distributions that a Partner is entitled to receive but otherwise waives.

“Capital Distribution Basket” means, at the time of determination, (i) an amount equal to four times the total distributions to the holders of OpCo Common Units under the OpCo Partnership Agreement for the preceding Quarter less (ii) the sum of (x) any amounts previously distributed by the OpCo Partnership to the holders of OpCo Common Units under the OpCo Partnership Agreement from Capital Surplus (as defined in the OpCo Partnership Agreement) on or following the date of the Series A Purchase Agreement and (y) any amounts previously distributed by the Partnership to the Common Unitholders under this Agreement from Capital Proceeds on or following the date of the Series A Purchase Agreement; provided that if during the preceding Quarter, there was a distribution by the Partnership or the Operating Partnership that reduced the Capital Distribution Basket, the amount in clause (i) shall be determined by reference to the last preceding Quarter during which no such distributions were made.

“Cash Sweep and Credit Support Agreement” means the Amended and Restated Cash Sweep and Credit Support Agreement, dated as of                     , 2017, between the Operating Partnership and NextEra Energy Resources, LLC.

“Cash Sweep Withdrawals” has the meaning set forth in the Cash Sweep and Credit Support Agreement.

“Cause” means (i) as used in Section 11.3 with respect to the General Partner, a court of competent jurisdiction has entered a final, non-appealable judgment finding the General Partner liable for actual fraud or willful misconduct to the Partnership or any Limited Partner in the General Partner’s capacity as a general partner of the Partnership; and (ii) as used in Section 7.1(d)(v) with respect to a Director, such Director has (a) been convicted of, or entered a plea of guilty or nolo contendere to, any crime or offense constituting a felony or any other crime involving (y) an act of theft, embezzlement, fraud or dishonesty or (z) a violation of the federal securities laws of the United States; (b) materially breached the terms of this Agreement; or (c) materially violated a written policy or procedure established by the Partnership.

“Certificate” means a certificate in such form (including global form if permitted by applicable rules and regulations) as may be adopted by the Board of Directors and issued by the Partnership evidencing ownership of one or more classes of Partnership Interests. The initial form of certificate approved by the General Partner for the Common Units is attached as Exhibit A to this Agreement. The initial form of certificate approved by the General Partner for the Series A Preferred Units is attached as Exhibit B to this Agreement.

“Certificate of Limited Partnership” means the Certificate of Limited Partnership of the Partnership filed with the Secretary of State of the State of Delaware as referenced in Section 7.2, as such Certificate of Limited Partnership may be amended, supplemented or restated from time to time.

“Closing Price” means, in respect of any class of Limited Partner Interests, as of the date of determination, the last sale price on such day, regular way, or in case no such sale takes place on such day, the average of the last closing bid and ask prices on such day, regular way, in either case as reported on the principal National Securities Exchange on which such Limited Partner Interests are listed or admitted to trading or, if such Limited Partner Interests of such class are not listed or admitted to trading on any National Securities Exchange, the average of the high bid and low ask prices on such day in the over-the-counter market, as reported by such other system then in use, or, if on any such day such Limited Partner Interests of such class are not quoted by any such organization, the average of the closing bid and ask prices on such day as furnished by a professional market maker making a market in such Limited Partner Interests of such class selected by the Board of Directors, or if on any such day no market maker is making a market in such Limited Partner Interests of such class, the fair value of such Limited Partner Interests on such day as determined by the Board of Directors.

“Code” means the Internal Revenue Code of 1986, as amended and in effect from time to time. Any reference herein to a specific section or sections of the Code shall be deemed to include a reference to any corresponding provision of any successor law.

“Combined Interest” means a Departing General Partner’s General Partner Interest and its or its Affiliates’ general partner interest (or equivalent interest), if any, in the other Group Members.

“Commission” means the United States Securities and Exchange Commission.

“Common Unit” means a Limited Partner Interest having the rights and obligations specified with respect to Common Units in this Agreement. The term “Common Unit” does not refer to or include (i) prior to its conversion into a Common Unit pursuant to the terms hereof, any Series A Preferred Unit or (ii) any Special Voting Unit.

“Conflicts Committee” means the committee of the Board of Directors composed of two (2) or more Directors, each of whom (A) is not an officer or employee of the General Partner or the Partnership, (B) is not an officer, director or employee of any Affiliate of the General Partner or the Partnership, (C) is not a holder of any ownership interest in the General Partner or its Affiliates or the Partnership Group other than (1) Common Units and (2) awards that are granted to such Director in his capacity as a Director under any long-term incentive plan, equity compensation plan or similar plan implemented by the General Partner or the Partnership and (D) is determined by the Board of Directors to be independent under the independence standards, established by the Exchange Act and the rules and regulations of the Commission thereunder and by the National Securities Exchange on which the Common Units are listed or admitted to trading (or if no such National Securities Exchange, the New York Stock Exchange), for directors who serve on an audit committee of a board of directors.

“Contributed Property” means each property or other asset, in such form as may be permitted by the Delaware Act, but excluding cash, contributed to the Partnership.

“Delaware Act” means the Delaware Revised Uniform Limited Partnership Act, 6 Del C. Section 17-101, et seq., as amended, supplemented or restated from time to time, and any successor to such statute.

“Departing General Partner” means a former general partner from and after the effective date of any withdrawal or removal of such former general partner pursuant to Section 11.1 or Section 11.2.

“Derivative Partnership Interests” means any options, rights, warrants, appreciation rights, tracking, profit and phantom interests and other derivative securities relating to, convertible into or exchangeable for Partnership Interests; provided, however, that a Partnership Interest relating to, convertible into or exchangeable for another Partnership Interest shall not be a Derivative Partnership Interest.

“Directors” has the meaning set forth in Section 7.1(a).

“Eligible Limited Partner” means a holder of Common Units that satisfies, or a Group of no more than twenty (20) holders of Common Units that together satisfy, the requirements of Article XV (including ownership of the Required Units); provided, however, that NEE shall not be entitled to qualify as an Eligible Limited Partner for so long as either it or one of its Affiliates serves as Manager under the Management Services Agreement; provided, further, that a holder of Special Voting Units shall not be entitled, solely by virtue of holding any number of Special Voting Units, to qualify as an Eligible Limited Partner (or member of a Group that otherwise satisfies the requirements of Article XV); provided, further, that a holder of Series A Preferred Units shall not be entitled, solely by virtue of holding any number of Series A Preferred Units, to qualify as an Eligible Limited Partner (or member of a Group that otherwise satisfies the requirements of Article XV).

“Event of Withdrawal” has the meaning given such term in Section 11.1(a).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, supplemented or restated from time to time, and any successor to such statute.

“Exchange Agreement” means the Exchange Agreement, dated as of July 1, 2014, among NEE Equity, the Partnership, the General Partner and the Operating Partnership.

“Fair Market Value” means, with respect to any property or asset, the fair market value of that property or asset, as determined by the Board of Directors in good faith.

“General Partner” means NextEra Energy Partners, GP, Inc., a Delaware corporation, and its successors and permitted assigns that are admitted to the Partnership as general partner of the Partnership, in their capacity as general partner of the Partnership (except as the context otherwise requires). The General Partner is the sole general partner of the Partnership and the holder of the General Partner Interest.

“General Partner Interest” means the non-economic interest of the General Partner in the Partnership (in its capacity as general partner without reference to any Limited Partner Interest), which includes any and all rights, powers and benefits to which the General Partner is entitled as provided in this Agreement, together with all obligations of the General Partner to comply with the terms and provisions of this Agreement. The General Partner Interest does not include any rights to ownership or profits or losses or any rights to receive distributions from operations or upon the liquidation or winding-up of the Partnership.

“Group” means two or more Persons that, with or through any of their respective Affiliates or Associates, have any contract, arrangement, understanding or relationship for the purpose of acquiring, holding, voting (except voting pursuant to a revocable proxy or consent given to such Person in response to a proxy or consent solicitation made to 10 or more Persons), exercising investment power or disposing of any Partnership Interests with any other Person that beneficially owns, or whose Affiliates or Associates beneficially own, directly or indirectly, Partnership Interests.

“Group Member” means a member of the Partnership Group.

“Group Member Agreement” means the partnership agreement of any Group Member, other than the Partnership, that is a limited or general partnership, the limited liability company agreement of any Group Member that is a limited liability company, the certificate of incorporation and bylaws or similar organizational documents of any Group Member that is a corporation, the joint venture agreement or similar governing document of any Group Member that is a joint venture and the governing or organizational or similar documents of any other Group Member that is a Person other than a limited or general partnership, limited liability company, corporation or joint venture, as such may be amended, supplemented or restated from time to time.

“IDR Fee” has the meaning given such term in the Management Services Agreement.

“Indemnitee” means (a) the General Partner, (b) any Departing General Partner, (c) any Person who is or was an Affiliate of the General Partner or any Departing General Partner, (d) any Person who is or was a manager, managing member, general partner, director (including each LP Elected Director and each NEP GP Appointed Director), officer, fiduciary or trustee of (i) any Group Member, the General Partner or any Departing General Partner or (ii) any Affiliate of any Group Member, the General Partner or any Departing General Partner, (e) any Person who is or was serving at the request of the Board of Directors, the General Partner or any Departing General Partner or any Affiliate of the General Partner or any Departing General Partner as a manager, managing member, general partner, director, officer, fiduciary or trustee of another Person owing a fiduciary duty to any Group Member; provided that a Person shall not be an Indemnitee by reason of providing, on a fee-for-services basis, trustee, fiduciary or custodial services and (f) any Person the General Partner or Board of Directors designates as an “Indemnitee” for purposes of this Agreement because such Person’s status, service or relationship exposes such Person to potential claims, demands, suits or proceedings relating to the Partnership Group’s business and affairs.

“Initial Distribution Period” means, with respect to a Series A Preferred Unit, the period commencing on the date of issuance of such Series A Preferred Unit and ending on the third (3rd) anniversary thereof; provided that the Initial Distribution Period with respect to a Series A PIK Unit shall be deemed to be the same as that of the Series A Preferred Unit on which the Series A PIK Unit is paid.

“IPO Registration Statement” means the Registration Statement on Form S-1 (File No. 333-196099), as amended, filed by the Partnership with the Commission under the Securities Act to register the offering and sale of the Common Units in the Partnership’s initial public offering of such Common Units to the public.

“Liability” means any liability or obligation of any nature, whether accrued, contingent or otherwise.

“Limited Partner” means, unless the context otherwise requires, each Person that is admitted to the Partnership as a Limited Partner pursuant to the terms of this Agreement and any Departing General Partner upon the change of its status from General Partner to Limited Partner pursuant to Section 11.3, in each case, in such Person’s capacity as a limited partner of the Partnership.

“Limited Partner Interest” means an interest of a Limited Partner in the Partnership, which may be evidenced by Series A Preferred Units, Common Units, Special Voting Units or other Partnership Interests (other than a General Partner Interest), or a combination thereof (but excluding Derivative Partnership Interests), and includes any and all benefits to which such Limited Partner is entitled as provided in this Agreement, together with all obligations of such Limited Partner pursuant to the terms and provisions of this Agreement.

“Limited Partner Nominee” has the meaning set forth in Section 15.1.

“Liquidation Date” means (a) in the case of an event giving rise to the dissolution of the Partnership of the type described in clauses (a) and (b) of Section 12.2, the date on which the applicable time period during which the holders of Outstanding Units have the right to elect to continue the business of the Partnership has expired without such an election being made and (b) in the case of any other event giving rise to the dissolution of the Partnership, the date on which such event occurs.

“Liquidator” means one or more Persons selected by the General Partner to perform the functions described in Section 12.4 as liquidating trustee of the Partnership within the meaning of the Delaware Act.

“LP Elected Director” has the meaning set forth in Section 7.1(d)(ii).

“Management Services Agreement” means the Second Amended and Restated Management Services Agreement, dated as of                     , 2017, among the Operating Partnership, the Partnership, NextEra Energy Operating Partners GP, LLC and NextEra Energy Management Partners, LP.

“Manager” means the Person serving as the manager under the terms of the Management Services Agreement.

“Merger Agreement” has the meaning given such term in Section 14.1.

“National Securities Exchange” means an exchange registered with the Commission under Section 6(a) of the Exchange Act (or any successor to such Section).

“NEE” means NextEra Energy, Inc., a Florida corporation.

“NEE Equity” means NextEra Energy Equity Partners, LP, a Delaware limited partnership.

“NEP GP Appointed Director” has the meaning set forth in Section 7.1(d)(i).

“Nomination Notice” has the meaning set forth in Section 15.1.

“OpCo Common Units” means limited partner interests in the Operating Partnership having the rights and obligations specified with respect to “Common Units” in the OpCo Partnership Agreement, as it may be amended, supplemented or restated from time to time.

“OpCo General Partner” means NextEra Energy Operating Partners GP, LLC, a Delaware limited liability company, and its successors and permitted assigns that are admitted to the Operating Partnership as general partner of the Operating Partnership, in their capacity as general partner of the Operating Partnership (except as the context otherwise requires). The OpCo General Partner is the sole general partner of the Operating Partnership and the holder of the OpCo General Partner Interest.

“OpCo General Partner Interest” means the non-economic management interest of the OpCo General Partner in the Operating Partnership (in its capacity as general partner without reference to any limited partner interest), which includes any and all rights, powers and benefits to which the OpCo General Partner is entitled as provided in the OpCo Partnership Agreement, together with all obligations of the OpCo General Partner to comply with the terms and provisions of the OpCo Partnership Agreement. The OpCo General Partner Interest does not include any rights to ownership or profits or losses or any rights to receive distributions from operations or upon the liquidation or winding-up of the Operating Partnership.

“OpCo Partnership Agreement” means the Second Amended and Restated Agreement of Limited Partnership of the Operating Partnership, as amended through the date of this Agreement, and as it may be further amended, supplemented or restated from time to time.

“OpCo Preferred Units” means limited partner interests in the Operating Partnership having the rights and obligations specified with respect to “Series A Preferred Units” in the OpCo Partnership Agreement, as it may be amended, supplemented or restated from time to time.

“OpCo Series A Parity Securities” means any class or series of limited partner interests in the Operating Partnership that, with respect to distributions on such limited partner interests or distributions upon liquidation of the Operating Partnership, ranks pari passu with (but not senior to) the OpCo Series A Preferred Units.

“Operating Partnership” means NextEra Energy Operating Partners, LP, a Delaware limited partnership.

“Operating Plan” means the operational plan approved annually by the Board of Directors pursuant to Section 7.1(b)(iv).

“Opinion of Counsel” means a written opinion of counsel (who may be regular counsel to, or the general counsel or other inside counsel of, the Partnership or the General Partner or any of its Affiliates) acceptable to the Board of Directors or to such other person selecting such counsel or obtaining such opinion.

“Organizational Limited Partner” means NEE Equity in its capacity as the organizational limited partner of the Partnership pursuant to this Agreement.

“Outstanding” means, with respect to Partnership Interests, all Partnership Interests that are issued by the Partnership and reflected as outstanding in the Register as of the date of determination; provided, however, that Restricted Interests shall not be counted for purposes of determining whether a matter has been approved by Limited Partners, except to the extent such votes are reallocated pursuant to Section 13.13; provided, further, that Restricted Interests shall be considered to be Outstanding for all other purposes of this Agreement, it being understood, however, that Restricted Interests shall in each case not be treated as a separate class of Partnership Interests for purposes of this Agreement or the Delaware Act.

“Partners” means the General Partner and the Limited Partners.

“Partnership” means NextEra Energy Partners, LP, a Delaware limited partnership.

“Partnership Group” means, collectively, the Partnership and its Subsidiaries.

“Partnership Interest” means the General Partner Interest and any class or series of equity interest in the Partnership, which shall include any Limited Partner Interests but shall exclude any Derivative Partnership Interests.

“Percentage Interest” means as of any date of determination (a) as to any Unitholder with respect to Units (other than with respect to Series A Preferred Units), as the case may be, the product obtained by multiplying (i) one hundred percent (100%) less the percentage applicable to clause (b) below by (ii) the quotient obtained by dividing (A) the number of Units (excluding Series A Preferred Units) held by such Unitholder, as the case may be, by (B) the total number of Outstanding Units (excluding Series A Preferred Units), and (b) as to the holders of other Partnership Interests (other than with respect to Series A Preferred Units) issued by the Partnership in accordance with Section 5.4, the percentage established as a part of such issuance. The Percentage Interest with respect to a Series A Preferred Unit shall at all times be zero.

“Permitted Loan” means any bona fide loan or other extension of credit entered into by a Series A Preferred Unitholder or any of its Affiliates with one or more financial institutions and secured by a pledge, hypothecation or other grant of security interest in Series A Preferred Units, Series A Conversion Units, Common Units, or other assets.

“Person” means an individual or a corporation, firm, limited liability company, partnership, joint venture, trust, estate, unincorporated organization, association, government agency or political subdivision thereof or other entity.

“Plan of Conversion” has the meaning given such term in Section 14.1.

“Pro Rata” means (a) when used with respect to Units or any class thereof, apportioned among all designated Units in accordance with their relative Percentage Interests; (b) when used with respect to Partners or Record Holders, apportioned among all Partners or Record Holders in accordance with their relative Percentage Interests; and (c) when used with respect to Series A Preferred Unitholders, apportioned among all Series A Preferred Unitholders in accordance with the relative number or percentage of Series A Preferred Units held by each such Series A Preferred Unitholder.

“Quarter” means, unless the context requires otherwise, a fiscal quarter of the Partnership.

“Record Date” means the date established by the Board of Directors or otherwise in accordance with this Agreement for determining (a) the identity of the Record Holders entitled to receive notice of, or entitled to exercise rights in respect of, any lawful action of Limited Partners (including voting) or (b) the identity of Record Holders entitled to receive any report or distribution or to participate in any offer.

“Record Holder” means (a) with respect to any class of Partnership Interests for which a Transfer Agent has been appointed, the Person in whose name a Partnership Interest of such class is registered on the books of the Transfer Agent and the Register as of the Partnership’s close of business on a particular Business Day or (b) with respect to other classes of Partnership Interests, the Person in whose name any such other Partnership Interest is registered in the Register as of the Partnership’s close of business on a particular Business Day.

“Register” means one or more registers in which, subject to such reasonable regulations as the Board of Directors may prescribe and subject to the provisions of Section 4.5(b), the registration and transfer of Limited Partner Interests, and any Derivative Partnership Interests, as applicable, shall be recorded.

“Registration Rights Agreement” means the Registration Rights Agreement, dated as of July 1, 2014, between the Partnership and NEE.

“Required Information” means, for purposes of Article XV, (i) the information concerning the Limited Partner Nominee(s) and the Eligible Limited Partner that is required to be disclosed in the Partnership’s proxy statement by the rules and regulations promulgated under the Exchange Act; and (ii) if the Eligible Limited Partner so elects, a Statement. To be timely, the Required Information must be delivered to or mailed and received by the Secretary of the Partnership within the time period specified in Article XV for providing the Nomination Notice.

“Required Units” means that number of Common Units (including Series A Conversion Units and Common Units that have been issued upon exchange or conversion of Special Voting Units) as shall constitute ten percent (10%) or more of the aggregate number of Outstanding Common Units (including Series A Conversion Units and Common Units that have been issued upon exchange or conversion of Special Voting Units) and Special Voting Units. For the avoidance of doubt, neither Series A Preferred Units that have not been converted into Series A Conversion Units nor Special Voting Units that have not been converted into or exchanged for Common Units shall be counted as Required Units.

“Restricted Interests” means Limited Partner Interests with respect to which, pursuant to Section 13.13, the votes cast by the holder thereof on a matter to be acted upon by Limited Partners shall not be counted.

“Right of First Offer Agreement” means the Amended and Restated Right of First Offer Agreement, dated as of                     , 2017, among the Partnership, the Operating Partnership and NextEra Energy Resources, LLC.

“Right of First Refusal Agreement” means the Right of First Refusal Agreement, dated as of                 , 2017, among the Partnership, the Operating Partnership and NextEra Energy Resources, LLC.

“Securities Act” means the Securities Act of 1933, as amended, supplemented or restated from time to time, and any successor to such statute.

“Series A Cash COC Event” means a Series A Change of Control involving a payment of consideration directly to the holders of Common Units of the Partnership, and more than ninety percent (90%) of such consideration is cash.

“Series A Change of Control” means the occurrence of any of the following:

(a)    the acquisition, directly or indirectly (including by merger), of fifty percent (50%) or more of the voting equity of the Partnership, the General Partner or the General Partner Interest (as measured by voting power rather than the number of shares, units or the like, and excluding voting power exercisable pursuant to a proxy granted by a Limited Partner in connection with a proxy solicitation conducted pursuant to Regulation 14A of the Exchange Act) by a Person or Group that is not an Affiliate of NEE as of the Series A Initial Issuance Date if such acquisition gives such Person or Group the right to elect half or more of the members of the Board of Directors of the Partnership or the General Partner, respectively;

(b)    any sale, lease, pledge, assignment, transfer, conveyance or other disposition, in one or a series of related transactions, the result of which is that (i) the Partnership ceases to own directly or indirectly more than fifty percent (50%) of the voting equity of the OpCo General Partner (as measured by voting power rather than the number of shares, units or the like, and excluding voting power exercisable pursuant to a proxy granted by a Limited Partner in connection with a proxy solicitation conducted pursuant to Regulation 14A of the Exchange Act) or (ii) the OpCo General Partner ceases to hold one hundred percent (100%) the OpCo General Partner Interest;

(c)    any sale, lease, pledge, assignment, transfer, conveyance or other disposition, in one or a series of related transactions, the result of which is that NEE ceases to own directly or indirectly more than thirty-three percent (33%) of the voting equity of the Partnership (including the Special Voting Units); provided however, that the foregoing shall not be deemed to constitute a Series A Change of Control for so long as NEE continues to own, directly or indirectly, fifty percent (50%) or more of the voting equity of the General Partner or the General Partner Interest (as measured by voting power rather than the number of shares, units or the like, and excluding voting power exercisable pursuant to a proxy granted by a Limited Partner in connection with a proxy solicitation conducted pursuant to Regulation 14A of the Exchange Act);

(d)    any sale, lease, pledge, assignment, transfer, conveyance or other disposition, in one or a series of related transactions, of all or substantially all of the assets of the Partnership and its Subsidiaries, taken as a whole (other than to one of the Partnership’s wholly-owned Subsidiaries);

(e)    the Common Units are no longer listed or admitted to trading on a National Securities Exchange;

(f)    any transaction pursuant to which NEE or any of its Affiliates (other than the Partnership or any of its Subsidiaries) would acquire (i) all of the Partnership’s Outstanding Common Units or (ii) all or substantially all of the assets of the Partnership and its Subsidiaries, in each case, by way of merger, consolidation or otherwise; or

(g)    the removal of the General Partner as general partner of the Partnership by the Limited Partners of the Partnership, except where the successor General Partner is an Affiliate of NEE.

“Series A COC Conversion Premium” means (a) on or prior to the first anniversary of the Series A Initial Issuance Date, one hundred fifteen percent (115%), (b) after the first anniversary but on or prior to the second (2nd) anniversary of the Series A Initial Issuance Date, one hundred ten percent (110%), (c) after the second (2nd) anniversary of the Series A Initial Issuance Date but on or prior to the third (3rd) anniversary of the Series A Initial Issuance Date, one hundred five percent (105%), or (d) after the third (3rd) anniversary of the Series A Initial Issuance Date, one hundred one percent (101%).

“Series A COC Conversion Rate” means a conversion ratio equal to the greater of (a) the then applicable Series A Conversion Rate (regardless of whether the Series A Preferred Units are then convertible) and (b) the quotient of (i) the sum of (x) the product of (A) the sum of (aa) the Series A Issue Price, plus (bb) all Series A Unpaid Distributions on the applicable Series A Preferred Unit, multiplied by (B) the Series A COC Conversion Premium plus (y) Series A Partial Period Distributions on the applicable Series A Preferred Unit, divided by (ii) the Average VWAP for the twenty (20) consecutive Trading Days ending immediately prior to the execution of definitive documentation relating to the Series A Change of Control.

“Series A Conversion Date” has the meaning given such term in Section 5.8(b)(vi)(D).

“Series A Conversion Notice” has the meaning given such term in Section 5.8(b)(vi)(C)(1).

“Series A Conversion Notice Date” has the meaning given such term in Section 5.8(b)(vi)(A).

“Series A Conversion Rate” means, as adjusted pursuant to Section 5.8(b)(vi)(E), the number of Common Units issuable upon the conversion of each Series A Preferred Unit, which shall be the quotient of (a) the sum of (i) the Series A Issue Price, plus (ii) any Series A Unpaid Distributions on the applicable Series A Preferred Unit, plus (iii) only for purposes of the definition of “Series A COC Conversion Rate,” any Series A Partial Period Distributions on the applicable Series A Preferred Unit, divided by (b) the Series A Issue Price.

“Series A Conversion Unit” means a Common Unit issued upon conversion of a Series A Preferred Unit pursuant to Section 5.8(b)(vi)(D). Immediately upon such issuance, each Series A Conversion Unit shall be considered a Common Unit for all purposes hereunder.

“Series A Converting Unitholder” means a Series A Preferred Unitholder (i) who has delivered a Series A Conversion Notice to the Partnership in accordance with Section 5.8(b)(vi)(C)(1) or (ii) to whom the Partnership has delivered a Series A Forced Conversion Notice in accordance with Section 5.8(b)(vi)(C)(2).

“Series A Distribution Amount” means (a) with respect to any Quarter ending on or before the end of the Initial Distribution Period for a Series A Preferred Unit, an amount per Quarter per Series A Preferred Unit equal to $0.4413; (b) with respect to any Quarter ending after the end of the Quarter during which the Initial Distribution Period ends for a Series A Preferred Unit, an amount per Quarter per Series A Preferred Unit equal to the greater of (i) the amount set forth in clause (a) and (ii) the amount of distributions for such Quarter that would have been payable with respect to such Series A Preferred Unit if such Series A Preferred Unit had converted immediately prior to the Record Date for such Quarter in respect of which such distributions are being paid into the number of Common Unit(s) into which such Series A Preferred Unit would be convertible at the then-applicable Series A Conversion Rate (regardless of whether the Series A Preferred Units are then convertible); and (c) with respect to the Quarter during which the Initial Distribution Period ends, a prorated amount based on the date that the Initial Distribution Period ends, which amount shall equal the sum of (i) the amount set forth in clause (a) of this paragraph, multiplied by a fraction, the numerator of which equals the number of days in such Quarter commencing on the start of the applicable Quarter and ending on, and including, the last day of the Initial Distribution Period, and the denominator of which equals the total number of days in such Quarter, and (ii) the amount determined as provided in clause (b) of this paragraph, multiplied by a fraction, the numerator of which equals the number of days in such Quarter commencing on the day following the last day of the Initial Distribution Period and ending on, and including, the last day of such Quarter, and the denominator of which equals the total number of days in such Quarter; provided, however, that the Series A Distribution Amount for the Quarter during which the Initial Distribution Period commences shall be prorated for such period and shall equal the amount calculated by multiplying the amount set forth in clause (a) of this paragraph by a fraction, the numerator of which equals the number of days in such Quarter commencing on the applicable issuance date and ending on, and including, the last day of such Quarter, and the denominator of which equals the total number of days in such Quarter.

“Series A Distribution Payment Date” has the meaning given such term in Section 5.8(b)(i)(A).

“Series A Forced Conversion Notice” has the meaning given such term in Section 5.8(b)(vi)(C)(2).

“Series A Forced Conversion Notice Date” has the meaning given such term in Section 5.8(b)(vi)(B).

“Series A Initial Issuance Date” means the date on which Series A Preferred Units are first issued under the Series A Purchase Agreement.

“Series A Issue Price” means $39.2253 per Series A Preferred Unit.

“Series A Junior Securities” means any class or series of Partnership Interests that, with respect to distributions on such Partnership Interests and distributions upon liquidation of the Partnership, ranks junior to the Series A Preferred Units, including Common Units, but excluding any Series A Parity Securities and Series A Senior Securities.

“Series A Liquidation Value” means the amount equal to the sum of (i) the Series A Issue Price, plus (ii) all Series A Unpaid Distributions, plus (iii) Series A Partial Period Distributions, in each case, with respect to the applicable Series A Preferred Unit.

“Series A Parity Equivalent Units” has the meaning given such term in Section 5.8(b)(iv).

“Series A Parity Securities” means any class or series of Partnership Interests that, with respect to distributions on such Partnership Interests or distributions upon liquidation of the Partnership, ranks pari passu with (but not senior to) the Series A Preferred Units.

“Series A Partial Period Distributions” means, with respect to a conversion or redemption of Series A Preferred Units or a liquidation, (a) an amount equal to the Series A Distribution Amount multiplied by a fraction, the numerator of which is the number of days elapsed in the Quarter in which such conversion, redemption or liquidation occurs and the denominator of which is the total number of days in such Quarter, plus (b) to the extent such conversion, redemption or liquidation occurs prior to the Series A Distribution Payment Date in respect of the Quarter immediately preceding such conversion, redemption or liquidation, an amount equal to the Series A Distribution Amount.

“Series A PIK Payment Date” has the meaning given such term in Section 5.8(b)(i)(E).

“Series A PIK Units” means any Series A Preferred Units issued pursuant to a Series A Quarterly Distribution in accordance with Section 5.8(b)(i).

“Series A Preferred Unitholder” means a Record Holder of Series A Preferred Units.

“Series A Preferred Units” means any Units designated as “Series A Convertible Preferred Units” and issued pursuant to Section 5.8, including any Units issued under Section 5.8(b)(ii) and any Series A PIK Units.

“Series A Purchase Agreement” means the Series A Preferred Unit Purchase Agreement, dated as of June 20, 2017, by and among the Partnership and the Series A Purchasers thereunder, as may be amended from time to time.

“Series A Purchase Agreement Purchasers” means those Persons set forth on Schedule A to the Series A Purchase Agreement.

“Series A Purchaser Change of Control” means, (i) with respect to the BlackRock Purchaser and the BlackRock Affiliated Purchasers, a transaction or series of transactions which results in such Person no longer being controlled by an Affiliate of First Reserve Energy Infrastructure Fund II, L.P. and (ii) with respect to KKR Flatirons Aggregator L.P., as Series A Purchase Agreement Purchaser, a transaction or series of transactions which results in such Person no longer being controlled by an Affiliate of Kohlberg Kravis Roberts & Co. L.P.

“Series A Purchasers” means (a) any Series A Purchase Agreement Purchaser and (b) any Person who subsequently purchases any Series A Preferred Units issued in accordance with Section 5.8(b)(iv).

“Series A Quarterly Distribution” has the meaning given such term in Section 5.8(b)(i)(A).

“Series A Required Voting Percentage” has the meaning given such term in Section 13.3(c).

“Series A Senior Securities” means any class or series of Partnership Interests that, with respect to distributions on such Partnership Interests or distributions upon liquidation of the Partnership, ranks senior to the Series A Preferred Units.

“Series A Substantially Equivalent Unit” has the meaning given such term in Section 5.8(b)(vii)(B)(2).

“Series A Unpaid Distributions” has the meaning given such term in Section 5.8(b)(i)(B).

“Special Approval” means approval by a majority of the members of the Conflicts Committee acting in good faith.

“Special Voting Unit” means a Partnership Interest having the rights and obligations specified with respect to Special Voting Units in this Agreement. For the avoidance of doubt, holders of Special Voting Units, in their capacity as such, shall not have any rights to ownership or profits or losses or any rights to receive distributions from operations or upon the liquidation or winding-up of the Partnership.

“Statement” means a written statement for inclusion in the Partnership’s proxy statement for the annual meeting, not to exceed five hundred (500) words, in support of a Limited Partner Nominee’s candidacy.

“Subsidiary” means, with respect to any Person, (a) a corporation of which more than fifty percent (50%) of the voting power of shares entitled (without regard to the occurrence of any contingency) to vote in the election of directors or other governing body of such corporation is owned, directly or indirectly, at the date of determination, by such Person, by one or more Subsidiaries of such Person or a combination thereof, (b) a partnership (whether general or limited) in which such Person or a Subsidiary of such Person is, at the date of determination, a general or limited partner of such partnership, but only if such Person, directly or by one or more Subsidiaries of such Person, or a combination thereof, controls such partnership on the date hereof; or (c) any other Person (other than a corporation or a partnership) in which such Person, one or more Subsidiaries of such Person or a combination thereof, directly or indirectly, at the date of determination, has the power to elect or direct the election of a majority of the directors or other governing body of such Person.

“Surviving Business Entity” has the meaning given such term in Section 14.2(b).

“Trading Day” means a day on which the principal National Securities Exchange on which the referenced Partnership Interests of any class are listed or admitted for trading is open for the transaction of business or, if such Partnership Interests are not listed or admitted for trading on any National Securities Exchange, a day on which banking institutions in New York City are not legally required to be closed.

“Transaction Documents” means this Agreement, the Group Member Agreement of each other Group Member, the Management Services Agreement, the Exchange Agreement, the Right of First Offer Agreement, the Right of First Refusal Agreement, the Cash Sweep and Credit Support Agreement and the Registration Rights Agreement, as each such agreement is amended or supplemented from time to time.

“transfer” has the meaning given such term in Section 4.4(a).

“Transfer Agent” means such bank, trust company or other Person (including the General Partner or one of its Affiliates) as may be appointed from time to time by the Board of Directors to act as registrar and transfer agent for any class of Partnership Interests in accordance with the Exchange Act and the rules of the National Securities Exchange on which such Partnership Interests are listed (if any); provided that, if no such Person is appointed as registrar and transfer agent for any class of Partnership Interests, the General Partner shall act as registrar and transfer agent for such class of Partnership Interests.

“Treasury Regulation” means the United States Treasury regulations promulgated under the Code.

“Unit” means a Limited Partner Interest that is designated by the Board of Directors as a “Unit” and shall include Series A Preferred Units, Common Units and Special Voting Units.

“Unit Majority” means at least a majority of the Outstanding Common Units and Special Voting Units, voting together as a single class (and including the Series A Preferred Units, as provided in Section 5.8(b)(iii)(A)).

“Unitholders” means the Record Holders of Units.

“Unrestricted Person” means (a) each Indemnitee, (b) each Partner, (c) each Person who is or was a member, partner, director, officer, employee or agent of any Group Member, a General Partner or any Departing General Partner or any Affiliate of any Group Member, a General Partner or any Departing General Partner and (d) any Person the General Partner designates from time to time as an “Unrestricted Person” for purposes of this Agreement.

“U.S. GAAP” means United States generally accepted accounting principles, as in effect from time to time, consistently applied.

“VWAP” per Common Unit on any Trading Day shall mean the per Common Unit volume-weighted average price as displayed under the heading “Bloomberg VWAP” on Bloomberg page “NEP <equity> AQR” (or its equivalent successor if such page is not available) in respect of the period from the scheduled open of trading until the scheduled close of trading of the primary trading session on such Trading Day (or if such volume-weighted average price is unavailable, the closing price of one Common Unit on such Trading Day as reported on the New York Stock Exchange’s website or the website of the National Securities Exchange upon which the Common Units are listed). If the VWAP cannot be calculated for the Common Units on a particular date on any of the foregoing bases, the VWAP of the Common Units on such date shall be the Fair Market Value.

Section 1.2    Construction. Unless the context requires otherwise: (a) any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa; (b) references to Articles and Sections refer to Articles and Sections of this Agreement; (c) the terms “include,” “includes,” “including” or words of like import shall be deemed to be followed by the words “without limitation”; and (d) the terms “hereof,” “herein” or “hereunder” refer to this Agreement as a whole and not to any particular provision of this Agreement. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. The General Partner and the Board of Directors have the power to construe and interpret this Agreement and to act upon any such construction or interpretation. Any construction or interpretation of this Agreement by the General Partner or the Board of Directors, and any action taken pursuant thereto, and any determination made by the General Partner or the Board of Directors in good faith shall, in each case, be conclusive and binding on all Record Holders and all other Persons for all purposes.

ARTICLE II

ORGANIZATION

Section 2.1    Formation. The General Partner and the Organizational Limited Partner formed the Partnership as a limited partnership pursuant to the provisions of the Delaware Act. The initial agreement of limited partnership was amended and restated in its entirety by the First Amended and Restated Agreement of Limited Partnership, dated as of July 1, 2014, which is hereby amended and restated in its entirety. This amendment and restatement shall become effective on the date of this Agreement. Except as expressly provided to the contrary in this Agreement, the rights, duties, liabilities and obligations of the Partners and the administration, dissolution and termination of the Partnership shall be governed by the Delaware Act. All Partnership Interests shall constitute personal property of the record owner thereof for all purposes.

Section 2.2    Name. The name of the Partnership shall be “NextEra Energy Partners, LP.” Subject to applicable law, the Partnership’s business may be conducted under any other name or names as determined by the Board of Directors. The words “Limited Partnership,” “L.P.,” “Ltd.” or similar words or letters shall be included in the Partnership’s name where necessary for the purpose of complying with the laws of any jurisdiction that so requires. The Board of Directors may change the name of the Partnership at any time and from time to time and shall notify the Limited Partners of such change in the next regular communication to the Limited Partners.

Section 2.3    Registered Office; Registered Agent; Principal Office; Other Offices. Unless and until changed by the Board of Directors, the registered office of the Partnership in the State of Delaware shall be located at 251 Little Falls Drive, Wilmington, Delaware 19808, and the registered agent for service of process on the Partnership in the State of Delaware at such registered office shall be Corporation Service Company. The principal office of the Partnership shall be located at 700 Universe Boulevard, Juno Beach, Florida 33408, or such other place as the Board of Directors may from time to time designate by notice to the Limited Partners. The Partnership may maintain offices at such other place or places within or outside the State of Delaware as the Board of Directors determines to be necessary or appropriate. The address of the General Partner shall be 700 Universe Boulevard, Juno Beach, Florida 33408, or such other place as the General Partner may from time to time designate by notice to the Limited Partners.

Section 2.4    Purpose and Business. The purpose and nature of the business to be conducted by the Partnership shall be to (a) engage directly in, or enter into or form, hold and dispose of any corporation, partnership, joint venture, limited liability company or other arrangement to engage indirectly in, any business activity that is approved by the Board of Directors and the General Partner and that lawfully may be conducted by a limited partnership organized pursuant to the Delaware Act and, in connection therewith, to exercise all of the rights and powers conferred upon the Partnership pursuant to the agreements relating to such business activity and (b) do anything necessary or appropriate to the foregoing, including the making of capital contributions or loans to a Group Member; provided, however, that, without the prior written consent of the General Partner, which consent may be granted or withheld in its sole discretion, the Partnership and each other Group Member shall not have any power or authority to solicit, review, respond to or otherwise participate in any request for proposal relating to, or otherwise engage in, or seek to engage in, the development of, (i) any wind or solar energy project (other than any off-shore project), (ii) any natural gas pipeline, or (iii) any utility-scale battery storage facility, in each case, anywhere in the world, other than those projects described in clauses (i) through (iii) that are owned or are being developed by a Group Member as of the date of this Agreement. To the fullest extent permitted by law, neither the General Partner nor the Board of Directors shall have any duty or obligation to propose or approve the conduct by the Partnership of any business and may decline to do so free of any duty or obligation whatsoever to the Partnership or any Limited Partner and, in declining to so propose or approve, shall not be required to act in good faith or pursuant to any other standard imposed by this Agreement, any Group Member Agreement, any other agreement contemplated hereby or under the Delaware Act or any other law, rule or regulation or at equity, and the General Partner and the Board of Directors in determining whether to propose or approve the conduct by the Partnership of any business shall be permitted to do so, each in its sole and absolute discretion.

Section 2.5    Powers. The Partnership shall be empowered to do any and all acts and things necessary, appropriate, proper, advisable, incidental to or convenient for the furtherance and accomplishment of the purposes and business described in Section 2.4 and for the protection and benefit of the Partnership.

Section 2.6    Term. The term of the Partnership commenced upon the filing of the Certificate of Limited Partnership in accordance with the Delaware Act and shall continue in existence until the dissolution of the Partnership in accordance with the provisions of Article XII. The existence of the Partnership as a separate legal entity shall continue until the cancellation of the Certificate of Limited Partnership as provided in the Delaware Act.

Section 2.7    Title to Partnership Assets. Title to the assets of the Partnership, whether real, personal or mixed and whether tangible or intangible, shall be deemed to be owned by the Partnership as an entity, and no Partner, individually or collectively, shall have any ownership interest in such assets of the Partnership or any portion thereof. Title to any or all assets of the Partnership may be held in the name of the Partnership, the General Partner, one or more of its Affiliates or one or more nominees of the General Partner or its Affiliates, as the Board of Directors may determine. The General Partner hereby declares and warrants that any assets of the Partnership for which record title is held in the name of the General Partner or one or more of its Affiliates or one or more nominees of the General Partner or its Affiliates shall be held by the General Partner or such Affiliate or nominee for the use and benefit of the Partnership in accordance with the provisions of this Agreement; provided, however, that the General Partner shall use reasonable efforts to cause record title to such assets (other than those assets in respect of which the General Partner determines that the expense and difficulty of conveyancing makes transfer of record title to the Partnership impracticable) to be vested in the Partnership or one or more of the Partnership’s designated Affiliates as soon as reasonably practicable; provided, further, that, prior to the withdrawal or removal of the General Partner or as soon thereafter as practicable, the General Partner shall use reasonable efforts to effect the transfer of record title to the Partnership and, prior to any such transfer, will provide for the use of such assets in a manner satisfactory to any successor General Partner. All assets of the Partnership shall be recorded as the property of the Partnership in its books and records, irrespective of the name in which record title to such assets of the Partnership is held.

ARTICLE III

RIGHTS OF LIMITED PARTNERS

Section 3.1    Limitation of Liability. The Limited Partners shall have no liability under this Agreement except as expressly provided in this Agreement or the Delaware Act.

Section 3.2    Management of Business. No Limited Partner, in its capacity as such, shall participate in the operation, management or control (within the meaning of the Delaware Act) of the Partnership’s business, transact any business in the Partnership’s name or have the power to sign documents for or otherwise bind the Partnership. No action taken by any Affiliate of the General Partner or any officer, director, employee, manager, member, general partner, agent or trustee of the General Partner or any of its Affiliates, or any officer, director, employee, manager, member, general partner, agent or trustee of a Group Member, in its capacity as such, shall be deemed to be participating in the control of the business of the Partnership by a limited partner of the Partnership (within the meaning of Section 17-303(a) of the Delaware Act) nor shall any such action affect, impair or eliminate the limitations on the liability of the Limited Partners under this Agreement.

Section 3.3    Rights of Limited Partners.

(a)    Each Limited Partner shall have the right, for a purpose reasonably related to such Limited Partner’s interest as a Limited Partner in the Partnership, upon reasonable written demand stating the purpose of such demand and at such Limited Partner’s own expense:

(i)    to obtain from the Partnership either (A) the Partnership’s most recent filings with the Commission on Form 10-K and any subsequent filings on Form 10-Q and 8-K or (B) if the Partnership is no longer subject to the reporting requirements of the Exchange Act, the information specified in, and meeting the requirements of, Rule 144A(d)(4) under the Securities Act or any successor or similar rule or regulation under the Securities Act (provided that the foregoing materials shall be deemed to be available to a Limited Partner in satisfaction of the requirements of this Section 3.3(a)(i) if posted on or accessible through the Partnership’s or the Commission’s website);

(ii)    to obtain a current list of the name and last known business, residence or mailing address of each Partner; and

(iii)    to obtain a copy of this Agreement and the Certificate of Limited Partnership and all amendments thereto.

(b)    The rights to information granted the Limited Partners pursuant to Section 3.3(a) replace in their entirety any rights to information provided for in Section 17- 305(a) of the Delaware Act and each of the Partners and each other Person or Group who acquires an interest in Partnership Interests hereby agrees to the fullest extent permitted by law that they do not have any rights as Partners to receive any information either pursuant to Sections 17-305(a) of the Delaware Act or otherwise except for the information identified in Section 3.3(a).

(c)    The Board of Directors may keep confidential from the Limited Partners, for such period of time as the Board of Directors deems reasonable, (i) any information that the Board of Directors or the General Partner determines is in the nature of trade secrets or (ii) other information the disclosure of which the Board of Directors determines (A) is not in the best interests of the Partnership Group, (B) could damage the Partnership Group or its business or (C) that any Group Member is required by law or regulation or by agreement with any third party to keep confidential (other than agreements with Affiliates of the Partnership the primary purpose of which is to circumvent the obligations set forth in this Section 3.3). Any disclosure of any of the foregoing information to Limited Partners shall require the prior written consent of the General Partner, which consent may be granted or withheld in its sole discretion.

(d)    Notwithstanding any other provision of this Agreement or Section 17-305 of the Delaware Act, each of the Partners, each other Person or Group who acquires an interest in a Partnership Interest and each other Person bound by this Agreement hereby agrees to the fullest extent permitted by law that they do not have rights to receive information from the Partnership or any Indemnitee for the purpose of determining whether to pursue litigation or assist in pending litigation against the Partnership or any Indemnitee relating to the affairs of the Partnership except pursuant to the applicable rules of discovery relating to litigation commenced by such Person or Group.

ARTICLE IV

CERTIFICATES; RECORD HOLDERS; TRANSFER OF PARTNERSHIP INTERESTS; REDEMPTION OF PARTNERSHIP INTERESTS

Section 4.1    Certificates. Owners of Partnership Interests and, where appropriate, Derivative Partnership Interests, shall be recorded in the Register and ownership of such interests shall be evidenced by a physical certificate or book entry notation in the Register. Notwithstanding anything to the contrary in this Agreement, unless the Board of Directors shall determine otherwise in respect of some or all of any or all classes of Partnership Interests and Derivative Partnership Interests, Partnership Interests and Derivative Partnership

Interests shall not be evidenced by physical certificates. Certificates, if any, shall be executed on behalf of the Partnership by the Chief Executive Officer, President, Chief Financial Officer or any Vice President and the Secretary, any Assistant Secretary or other authorized officer of the Partnership, and shall bear the legend set forth in Section 4.7(c). The signatures of such officers upon a certificate may be facsimiles. In case any officer who has signed or whose signature has been placed upon such certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the Partnership with the same effect as if he were such officer at the date of its issuance. If a Transfer Agent has been appointed for a class of Partnership Interests, no Certificate for such class of Partnership Interests shall be valid for any purpose until it has been countersigned by the Transfer Agent; provided, however, that, if the Board of Directors elects to cause the Partnership to issue Partnership Interests of such class in global form, the Certificate shall be valid upon receipt of a certificate from the Transfer Agent certifying that the Partnership Interests have been duly registered in accordance with the directions of the Partnership. With respect to any Partnership Interests that are represented by physical certificates, the Board of Directors may determine that such Partnership Interests will no longer be represented by physical certificates and may, upon written notice to the holders of such Partnership Interests and subject to applicable law, take whatever actions it deems necessary or appropriate to cause such Partnership Interests to be registered in book entry or global form and may cause such physical certificates to be cancelled or deemed cancelled.

Section 4.2    Mutilated, Destroyed, Lost or Stolen Certificates.

(a)    If any mutilated Certificate is surrendered to the Transfer Agent, the appropriate officers of the Partnership shall execute, and the Transfer Agent shall countersign and deliver in exchange therefor, a new Certificate evidencing the same number and type of Partnership Interests or Derivative Partnership Interests as the Certificate so surrendered.

(b)    The appropriate officers of the Partnership shall execute and deliver, and the Transfer Agent shall countersign, a new Certificate in place of any Certificate previously issued, if the Record Holder of the Certificate:

(i)    makes proof by affidavit, in form and substance satisfactory to the Board of Directors, that a previously issued Certificate has been lost, destroyed or stolen;

(ii)    requests the issuance of a new Certificate before the Partnership has notice that the Certificate has been acquired by a purchaser for value in good faith and without notice of an adverse claim;

(iii)    if requested by the Partnership, delivers to the Partnership a bond, in form and substance satisfactory to the Partnership, with surety or sureties and with fixed or open penalty as the Partnership may direct to indemnify the Partnership, the Partners, the General Partner and the Transfer Agent against any claim that may be made on account of the alleged loss, destruction or theft of the Certificate; and

(iv)    satisfies any other reasonable requirements imposed by the Partnership or the Transfer Agent.

If a Limited Partner fails to notify the Partnership within a reasonable period of time after such Limited Partner has notice of the loss, destruction or theft of a Certificate, and a transfer of the Limited Partner Interests represented by the Certificate is registered before the Partnership or the Transfer Agent receives such notification, to the fullest extent permitted by law, the Limited Partner shall be precluded from making any claim against the Partnership, the General Partner or the Transfer Agent for such transfer or for a new Certificate.

(c)    As a condition to the issuance of any new Certificate under this Section 4.2, the Partnership may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Transfer Agent) reasonably connected therewith.

Section 4.3    Record Holders. The names and addresses of Unitholders as they appear in the Register shall be the official list of Record Holders of the Limited Partner Interests for all purposes. The Partnership and the General Partner shall be entitled to recognize the Record Holder as the Limited Partner with respect to any Limited Partner Interest and, accordingly, shall not be bound to recognize any equitable or other claim to, or interest in, such Limited Partner Interest on the part of any other Person or Group, regardless of whether the Partnership or the General Partner shall have actual or other notice thereof, except as otherwise provided by law or any applicable rule, regulation, guideline or requirement of any National Securities Exchange on which such Limited Partner Interests are listed or admitted to trading. Without limiting the foregoing, when a Person (such as a broker, dealer, bank, trust company or clearing corporation or an agent of any of the foregoing) is acting as nominee, agent or in some other representative capacity for another Person or Group in acquiring or holding Partnership Interests, as between the Partnership on the one hand, and such other Person or Group on the other, such representative Person shall be the Limited Partner with respect to such Limited Partner Interest upon becoming the Record Holder in accordance with Article X and have the rights and obligations of a Limited Partner hereunder as, and to the extent, provided herein, including Section 10.1(a).

Section 4.4    Transfer Generally.

(a)    The term “transfer,” when used in this Agreement with respect to a Partnership Interest, shall be deemed to refer to a transaction (i) by which the General Partner assigns all or any part of its General Partner Interest to another Person, and includes a sale, assignment, gift, pledge, encumbrance, hypothecation, mortgage, exchange or any other disposition by law or otherwise or (ii) by which the holder of a Limited Partner Interest assigns all or any part of such Limited Partner Interest to another Person who is a Limited Partner or becomes a Limited Partner as a result thereof, and includes a sale, assignment, gift, exchange or any other disposition by law or otherwise, excluding a pledge, encumbrance, hypothecation or mortgage but including any transfer upon foreclosure of any pledge, encumbrance, hypothecation or mortgage.

(b)    No Partnership Interest shall be transferred, in whole or in part, except in accordance with the terms and conditions set forth in this Article IV. Any transfer or purported transfer of a Partnership Interest not made in accordance with this Article IV shall be null and void, and the Partnership shall have no obligation to effect or recognize any such transfer or purported transfer.

(c)    Nothing contained in this Agreement shall be construed to prevent or limit a disposition by any stockholder, member, partner or other owner of the General Partner or any Limited Partner of any or all of such Person’s shares of stock, membership interests, partnership interests or other ownership interests in the General Partner or such Limited Partner, and the term “transfer” shall not include any such disposition.

Section 4.5    Registration and Transfer of Limited Partner Interests.

(a)    The Partnership shall keep, or cause to be kept by the Transfer Agent on behalf of the Partnership, the Register. Without limiting the foregoing and without limiting the discretion of the Board of Directors to change or appoint a new third-party Transfer Agent at any time, on or prior to the Series A Initial Issuance Date the Board of Directors shall appoint the same Transfer Agent for the Common Units to be Transfer Agent for the Series A Preferred Units.

(b)    The Partnership shall not recognize any transfer of Limited Partner Interests evidenced by Certificates until the Certificates evidencing such Limited Partner Interests are surrendered for registration of transfer. No charge shall be imposed by the Partnership for such transfer; provided that, as a condition to the issuance of any new Certificate under this Section 4.5, the Partnership may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed with respect thereto and any other expenses (including the fees and expenses of the Transfer Agent) reasonably connected therewith. Upon surrender of a Certificate for registration of transfer of any Limited Partner Interests evidenced by a Certificate, and subject to the provisions of this Section 4.5(b), the appropriate officers of the Partnership shall execute and deliver, and in the case of Certificates evidencing Limited Partner Interests for which a Transfer Agent has been appointed, the Transfer Agent shall countersign and deliver, in the name of the holder or the designated transferee or transferees, as required pursuant to the holder’s instructions, one or more new Certificates evidencing the same aggregate number and type of Limited Partner Interests as was evidenced by the Certificate so surrendered. Upon the proper surrender of a Certificate, such transfer shall be recorded in the Register.

(c)    Upon the receipt by the Partnership of proper transfer instructions from the Record Holder of uncertificated Partnership Interests, such transfer shall be recorded in the Register.

(d)    By acceptance of any Limited Partner Interests pursuant to a transfer in accordance with this Article IV, each transferee of a Limited Partner Interest (including any nominee, or agent or representative acquiring such Limited Partner Interests for the account of another Person or Group) (i) shall be admitted to the Partnership as a Limited Partner with respect to the Limited Partner Interests so transferred to such Person when any such transfer or admission is reflected in the Register and such Person becomes the Record Holder of the Limited Partner Interests so transferred, (ii) shall become bound, and shall be deemed to have agreed to be bound, by the terms of this Agreement, (iii) shall be deemed to represent that the transferee has the capacity, power and authority to enter into this Agreement and (iv) shall be deemed to make any consents, acknowledgements or waivers contained in this Agreement, all with or without execution of this Agreement by such Person. The transfer of any Limited Partner Interests and the admission of any new Limited Partner shall not constitute an amendment to this Agreement.

(e)    Subject to (i) the foregoing provisions of this Section 4.5, (ii) Section 4.3, (iii) Section 4.7, (iv) with respect to any class or series of Limited Partner Interests, the provisions of any statement of designations or an amendment to this Agreement establishing such class or series, (v) any contractual provisions binding on any Limited Partner and (vi) provisions of applicable law, including the Securities Act, Limited Partner Interests shall be freely transferable.

(f)    The General Partner and its Affiliates shall have the right at any time to transfer their Common Units to one or more Persons; provided that NEE Equity may not transfer its Special Voting Units to any Person other than to an Affiliate of NEE Equity to which NEE Equity has also transferred the same number of its OpCo Common Units in accordance with the OpCo Partnership Agreement.

Section 4.6    Transfer of the General Partner’s General Partner Interest. The General Partner may transfer all or any part of its General Partner Interest without the consent of any other Partner. Notwithstanding anything herein to the contrary, no transfer by the General Partner of all or any part of its General Partner Interest to another Person shall be permitted unless (a) the transferee agrees to assume the rights and duties of the General Partner under this Agreement and to be bound by the provisions of this Agreement, (b) the Partnership receives an Opinion of Counsel that such transfer would not result in the loss of limited liability of any Limited Partner under the Delaware Act and (c) such transferee also agrees to purchase all (or the appropriate portion thereof, if applicable) of the partnership or membership interest the General Partner holds as the general partner or managing member, if any, of each other Group Member. In the case of a transfer pursuant to and in compliance with this Section 4.6, the transferee or successor (as the case may be) shall, subject to compliance with the terms of Section 10.2, be admitted to the Partnership as the General Partner effective immediately prior to the transfer of the General Partner Interest, and the business of the Partnership shall continue without dissolution.

Section 4.7    Restrictions on Transfers.

(a)    Notwithstanding the other provisions of this Article IV, no transfer of any Partnership Interests shall be made if such transfer would (i) violate the then-applicable federal or state securities laws or rules and regulations of the Commission, any state securities commission or any other governmental authority with jurisdiction over such transfer, (ii) terminate the existence or qualification of the Partnership under the laws of the jurisdiction of its formation or (iii) cause the Operating Partnership or the Operating Partnership’s Subsidiaries to be treated as an association taxable as a corporation or otherwise to be taxed as an entity for federal income tax purposes (to the extent not already so treated or taxed). The Partnership may issue stop transfer instructions to any Transfer Agent in order to implement any restriction on transfer contemplated by this Agreement.

(b)    The Board of Directors may impose restrictions on the transfer of Partnership Interests if it receives an Opinion of Counsel that such restrictions are necessary to (i) avoid a significant risk of the Operating Partnership or the Operating Partnership’s Subsidiaries becoming taxable as a corporation or otherwise becoming taxable as an entity for federal income tax purposes (to the extent not already so treated or taxed) or (ii) preserve the uniformity of the Limited Partner Interests (or any class or classes thereof). The Board of Directors may impose such restrictions by amending this Agreement; provided, however, that any amendment that would result in the delisting or suspension of trading of any class of Limited Partner Interests on the principal National Securities Exchange on which such class of Limited Partner Interests is then listed or admitted to trading must be approved, prior to such amendment being effected, by the holders of at least a majority of the Outstanding Limited Partner Interests of such class and any Outstanding Limited Partner Interest convertible into such class (regardless of whether such Outstanding Limited Partnership Interest is then convertible), voting together as a single class.

(c)    Each certificate or book entry evidencing Partnership Interests (other than Series A Preferred Units) shall bear a conspicuous legend in substantially the following form:

THE HOLDER OF THIS SECURITY ACKNOWLEDGES FOR THE BENEFIT OF NEXTERA ENERGY PARTNERS, LP THAT THIS SECURITY MAY NOT BE TRANSFERRED IF SUCH TRANSFER (AS DEFINED IN THE PARTNERSHIP AGREEMENT) WOULD (A) VIOLATE THE THEN APPLICABLE FEDERAL OR STATE SECURITIES LAWS OR RULES AND REGULATIONS OF THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER GOVERNMENTAL AUTHORITY WITH JURISDICTION OVER SUCH TRANSFER OR (B) TERMINATE THE EXISTENCE OR QUALIFICATION OF NEXTERA ENERGY PARTNERS, LP UNDER THE LAWS OF THE STATE OF DELAWARE. THIS SECURITY MAY BE SUBJECT TO ADDITIONAL RESTRICTIONS ON ITS TRANSFER PROVIDED IN THE PARTNERSHIP AGREEMENT. COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS SECURITY TO THE SECRETARY OF THE PARTNERSHIP AT THE PRINCIPAL OFFICE OF THE PARTNERSHIP. THE RESTRICTIONS SET FORTH ABOVE SHALL NOT PRECLUDE THE SETTLEMENT OF ANY TRANSACTIONS INVOLVING THIS SECURITY ENTERED INTO THROUGH THE FACILITIES OF ANY NATIONAL SECURITIES EXCHANGE ON WHICH THIS SECURITY IS LISTED OR ADMITTED TO TRADING.

ARTICLE V

CAPITAL CONTRIBUTIONS AND ISSUANCE OF PARTNERSHIP INTERESTS

Section 5.1    Capital Contributions. Neither the General Partner nor any Limited Partner will be required to make any additional Capital Contribution to the Partnership pursuant to this Agreement.

Section 5.2    Interest and Withdrawal.

No interest shall be paid by the Partnership on Capital Contributions. No Partner shall be entitled to the withdrawal or return of its Capital Contribution, except to the extent, if any, that distributions made pursuant to this Agreement or upon termination of the Partnership may be considered as such by law and then only to the extent provided for in this Agreement. Except to the extent expressly provided in this Agreement, no Partner shall have priority over any other Partner either as to the return of Capital Contributions or as to profits, losses or distributions. Any such return shall be a compromise to which all Partners agree within the meaning of Section 17-502(b) of the Delaware Act.

Section 5.3    Units.

(a)    The Limited Partner Interests of the Limited Partners shall be represented by issued and outstanding Units, which may be divided into one or more types, classes or series, with each type, class or series having the rights and privileges set forth in this Agreement. The Partnership shall maintain a schedule of all Limited Partners from time to time, and the respective Units held by them. Ownership of a Unit shall not entitle a Limited Partner to call for a partition or division of any property of the Partnership or for any accounting. As of the date of this Agreement, the Partnership is authorized to issue Series A Preferred Units, Common Units and Special Voting Units. All Common Units and Special Voting Units issued and outstanding immediately prior to the date of this Agreement shall remain issued and outstanding immediately following the date of this Agreement and shall be governed by the terms of this Agreement. Subject to Section 13.13, each holder of Common Units, and each holder of Special Voting Units, shall be entitled to cast, in person or by proxy, one vote for each Common Unit or Special Voting Unit, as applicable, on all matters upon which Limited Partners have the right to vote as set forth in this Agreement and provided under the Delaware Act. The rights of Series A Preferred Unitholders to vote together with the Common Units are set forth in Section 5.8(b)(iii).

(b)    As of the date of this Agreement, the number of issued and outstanding Special Voting Units is equal to the number of OpCo Common Units held of record by NEE Equity. In the event that, after the date hereof, NEE Equity becomes the record holder of an additional OpCo Common Unit or ceases to be the record holder of any OpCo Common Unit, the Partnership shall issue Special Voting Units to NEE Equity or cancel Special Voting Units held by NEE Equity, as applicable, such that the number of Special Voting Units held by NEE Equity is equal to the number of OpCo Common Units held by NEE Equity; provided that no Special Voting Units shall be cancelled in connection with a transfer of Special Voting Units by NEE Equity to an Affiliate in accordance with Section 4.5(f). The determination of the Board of Directors as to the number of OpCo Common Units held of record by NEE Equity and the number of Special Voting Units held by NEE Equity shall be made by a good faith determination of the Board of Directors, based on the books and records of the Operating Partnership, which determination shall, absent manifest error, be conclusive and binding on all Partners.

Section 5.4    Issuances of Additional Partnership Interests.

(a)    Subject to Section 5.8(b)(iv), the Partnership may issue additional Partnership Interests (other than General Partner Interests) and Derivative Partnership Interests for any Partnership purpose at any time and from time to time to such Persons for such consideration and on such terms and conditions as the Board of Directors shall determine, all without the approval of any Partner; provided, however, that the Partnership shall not issue any additional Common Units, Series A Preferred Units or Series A Parity Securities unless the Partnership contributes the cash proceeds or other consideration received from the issuance of such additional Common Units, Series A Preferred Units or Series A Parity Securities in exchange for an equivalent number of OpCo Common Units, OpCo Preferred Units or OpCo Series A Parity Securities, as applicable. Notwithstanding the foregoing, the Partnership may issue Common Units (i) pursuant to employee benefit plans or pursuant to the Exchange Agreement or (ii) pursuant to a distribution (including any split or combination) of Common Units to all of the holders of Common Units pursuant to Section 5.6.

(b)    Each additional Partnership Interest authorized to be issued by the Partnership pursuant to Section 5.4(a) may be issued in one or more classes, or one or more series of any such classes, with such designations, preferences, rights, powers and duties (which may be senior to existing classes and series of Partnership Interests), as shall be fixed by the Board of Directors, including (i) the right to share in Partnership profits and losses or items thereof; (ii) the right to share in Partnership distributions; (iii) the rights upon dissolution and liquidation of the Partnership; (iv) whether, and the terms and conditions upon which, the Partnership may or shall be required to redeem the Partnership Interest; (v) whether such Partnership Interest is issued with the privilege of conversion or exchange and, if so, the terms and conditions of such conversion or exchange; (vi) the terms and conditions upon which each Partnership Interest will be issued, evidenced by Certificates and assigned or transferred; (vii) the method for determining the Percentage Interest as to such Partnership Interest; and (viii) the right, if any, of each such Partnership Interest to vote on Partnership matters, including matters relating to the relative rights, preferences and privileges of such Partnership Interest.

(c)    The Board of Directors shall take all actions that it determines to be necessary or appropriate in connection with (i) each issuance of Partnership Interests and Derivative Partnership Interests pursuant to this

Section 5.4, (ii) the conversion of the Combined Interest into Units pursuant to the terms of this Agreement, (iii) reflecting admission of such additional Limited Partners in the Register as the Record Holders of such Limited Partner Interests and (iv) all additional issuances of Partnership Interests. The Board of Directors shall determine the relative rights, powers and duties of the holders of the Units or other Partnership Interests being so issued. The Board of Directors shall do all things necessary to comply with the Delaware Act and is authorized and directed to do all things that it determines to be necessary or appropriate in connection with any future issuance of Partnership Interests or in connection with the conversion of the Combined Interest into Units pursuant to the terms of this Agreement, including compliance with any statute, rule, regulation or guideline of any federal, state or other governmental agency or any National Securities Exchange on which the Units or other Partnership Interests are listed or admitted to trading.

(d)    No fractional Units shall be issued by the Partnership.

Section 5.5    Limited Preemptive Right.

(a)    Except as provided in this Section 5.5 or as otherwise provided in a separate agreement by the Partnership, no Person shall have any preemptive, preferential or other similar right with respect to the issuance of any Partnership Interest, whether unissued, held in the treasury or hereafter created.

(b)    The General Partner shall have the right, which it may from time to time assign in whole or in part to any of its Affiliates, to purchase Partnership Interests from the Partnership whenever, and on the same terms that, the Partnership issues Partnership Interests to Persons other than the General Partner and its Affiliates, to the extent necessary to maintain the Adjusted Percentage Interests of the General Partner and its Affiliates equal to that which existed immediately prior to the issuance of such Partnership Interests.

(c)    After the Series A Initial Issuance Date, for as long as any Series A Purchase Agreement Purchaser or any of its then-Affiliates continues to own any Series A Preferred Units, such Series A Purchase Agreement Purchaser (or its then-Affiliate designees) shall have the right to purchase any Series A Preferred Units or Series A Parity Securities proposed to be issued by the Partnership (other than any Series A PIK Units or any Series A Parity Security PIK units) to any Person other than the Series A Purchase Agreement Purchasers or their Affiliates in an amount equal to the number of such Series A Preferred Units or Series A Parity Securities required in order to maintain such Series A Purchase Agreement Purchaser’s (and its Affiliates that own Series A Preferred Units) Adjusted Percentage Interest (assuming conversion of any outstanding convertible securities) equal to that which existed immediately prior to the issuance of such Series A Preferred Units or Series A Parity Securities, on the same terms and conditions that apply to all offerees in such transaction. In the event of a proposed transaction giving rise to any Series A Purchase Agreement Purchaser’s preemptive rights under the foregoing sentence, the Partnership shall provide notice to the Series A Purchase Agreement Purchasers by sending notice to the BlackRock Purchaser (on behalf of itself and as representative of the other Series A Purchase Agreement Purchasers and any such Affiliates and to the BlackRock Purchaser Notice Address) no later than ten (10) Business Days prior to the expected consummation of such transaction. The BlackRock Purchaser shall provide notice (on behalf of itself and/or any other Series A Purchase Agreement Purchasers) of its and any other Series A Purchase Agreement Purchaser’s (and its Affiliates that own Series A Preferred Units) election to exercise its or their preemptive rights within five (5) Business Days after the Partnership gives the notice described in the immediately preceding sentence by delivering such notice to the Partnership at both of the following physical addresses (or such other address or addresses as the Partnership may designate in writing to the BlackRock Purchaser from time to time):

NextEra Energy Partners, LP

700 Universe Boulevard,

Juno Beach, Florida 33408

Attention: Treasurer

and

NextEra Energy Partners, LP

700 Universe Boulevard,

Juno Beach, Florida 33408

Attention: Daniel Lotano

With a copy to (which shall not constitute notice):

NextEra Energy Partners, LP

700 Universe Boulevard,

Juno Beach, Florida 33408

Attention: Mark Patten

Email: Mark.Patten@nexteraenergy.com

If no notice from the BlackRock Purchaser is received by the Partnership within the specified time, neither the BlackRock Purchaser nor any other Series A Purchase Agreement Purchaser (or any of their Affiliates) shall have any further preemptive rights with respect to such proposed transaction. The Series A Purchase Agreement Purchasers may not transfer their preemptive rights under this Section 5.5(c) (on behalf of itself and/or its Affiliates) (other than to its Affiliates), and each Series A Purchase Agreement Purchaser, and its Affiliates and Affiliate transferees, shall no longer have preemptive rights under this Section 5.5(c) after the occurrence of a Series A Purchaser Change of Control with respect to such Series A Purchase Agreement Purchaser. The BlackRock Purchaser may not transfer any of the rights or obligations to give or receive notices hereunder (on behalf of itself and/or any Series A Purchase Agreement Purchaser or any of its or their Affiliates), without the express written consent of the Partnership. Following such time as the BlackRock Purchaser ceases to own Series A Preferred Units, the BlackRock Purchaser may continue to give or receive notices under this Section 5.5(c) on behalf of any other Series A Purchase Agreement Purchaser or any of its Affiliates who continue to have rights under this Section 5.5(c).

Section 5.6    Splits and Combinations.

(a)    Subject to Section 5.6(d), the Partnership may make a Pro Rata distribution of Partnership Interests to all Record Holders or may effect a subdivision or combination of Partnership Interests so long as, after any such event, each Partner shall have the same Percentage Interest in the Partnership as before such event (subject to the effect of Section 5.8(b)(vi)(E)), and any amounts calculated on a per Unit basis or stated as a number of Units are proportionately adjusted; provided, however, that the Partnership may not effect a subdivision or combination of Partnership Interests described in this Section 5.6(a) unless the Operating Partnership also effects an equivalent subdivision or combination.

(b)    Whenever such a distribution, subdivision or combination of Partnership Interests is declared, the Board of Directors shall select a Record Date as of which the distribution, subdivision or combination shall be effective and shall send notice thereof at least twenty (20) days prior to such Record Date to each Record Holder as of a date not less than ten (10) days prior to the date of such notice (or such shorter periods as required by applicable law). The Board of Directors also may cause a firm of independent public accountants selected by it to calculate the number of Partnership Interests to be held by each Record Holder after giving effect to such distribution, subdivision or combination. The Board of Directors shall be entitled to rely on any certificate provided by such firm as conclusive evidence of the accuracy of such calculation.

(c)    Promptly following any such distribution, subdivision or combination, the Partnership may issue Certificates or uncertificated Partnership Interests to the Record Holders of Partnership Interests as of the applicable Record Date representing the new number of Partnership Interests held by such Record Holders, or the Board of Directors may adopt such other procedures that it determines to be necessary or appropriate to reflect such changes. If any such combination results in a smaller total number of Partnership Interests Outstanding, the Partnership shall require, as a condition to the delivery to a Record Holder of Partnership Interests represented by Certificates, the surrender of any Certificate held by such Record Holder immediately prior to such Record Date.

(d)    The Partnership shall not issue fractional Units upon any distribution, subdivision or combination of Units. If a distribution, subdivision or combination of Units would result in the issuance of fractional Units but for the provisions of Section 5.4(d) and this Section 5.6(d), each fractional Unit shall be rounded to the nearest whole Unit (with fractional Units equal to or greater than a 0.5 Unit being rounded to the next higher Unit).

Section 5.7    Fully Paid and Non-Assessable Nature of Limited Partner Interests. All Limited Partner Interests issued pursuant to, and in accordance with the requirements of, this Article V shall be fully paid and non-assessable Limited Partner Interests in the Partnership, except as such non-assessability may be affected by Sections 17-303, 17-607 or 17-804 of the Delaware Act.

Section 5.8    Series A Preferred Units.

(a)    General. There is hereby created a class of Units designated as “Series A Convertible Preferred Units,” with the designations, preferences and relative, participating, optional or other special rights, powers and duties as set forth in this Section 5.8 and elsewhere in this Agreement.

(b)    Rights of Series A Preferred Units. The Series A Preferred Units shall have the following rights, preferences and privileges and the Series A Preferred Unitholders shall be subject to the following duties and obligations:

(i)    Distributions.

(A)    Subject to Section 5.8(b)(i)(B), commencing with the Quarter that includes the Series A Initial Issuance Date, subject to Section 5.8(b)(i)(D), the Record Holders of the Series A Preferred Units as of the applicable Record Date for each Quarter shall be entitled to receive, in respect of each Outstanding Series A Preferred Unit, cumulative distributions in respect of such Quarter equal to the sum of (1) the Series A Distribution Amount for such Quarter and (2) any Series A Unpaid Distributions (collectively, a “Series A Quarterly Distribution”). With respect to any Quarter (or portion thereof for which a Series A Quarterly Distribution is due) ending on or before the end of the Initial Distribution Period for a Series A Preferred Unit, such Series A Quarterly Distribution shall be paid, as determined by the Board of Directors, in its sole discretion, in Series A PIK Units or in cash, or in a combination of Series A PIK Units and cash. For any Quarter ending after the end of the Initial Distribution Period for a Series A Preferred Unit, each Series A Quarterly Distribution on such Series A Preferred Unit shall be paid, as determined by the Board of Directors, in its sole discretion, in cash or in a combination of Series A PIK Units and cash; provided that, no more than one-ninth (1/9th) of any such Series A Quarterly Distribution shall consist of Series A PIK Units for any Quarter following the Quarter during which the Initial Distribution Period ends; and provided, further, that for the Quarter during which the Initial Distribution Period ends, (i) the portion of the Series A Distribution Amount calculated through the end of the Initial Distribution Period shall not be subject to the foregoing one-ninth (1/9th) limitation, and (ii) the portion of the Series A Distribution Amount calculated after the end of the Initial Distribution Period shall be subject to the foregoing one-ninth (1/9th) limitation. If the Board of Directors, in its sole discretion, elects to pay all or any portion of a Series A Quarterly Distribution in Series A PIK Units, the number of Series A PIK Units to be issued in connection with such Series A Quarterly Distribution shall equal the quotient of (A) the applicable Series A Distribution Amount (or portion thereof to be paid in Series A PIK Units) divided by (B) the Series A Issue Price; provided that instead of issuing any fractional Series A PIK Unit, the Partnership shall round the number of Series A PIK Units issued to each Series A Preferred Unitholder down to the nearest whole Series A PIK Unit and pay cash in lieu of any resulting fractional unit (with the amount of such cash payment being based on the value of such fractional Series A PIK Unit, which shall be the product of the Series A Issue Price multiplied by the number of Series A Conversion Units into which such fractional Series A PIK Units would be convertible at the applicable Series A Conversion Rate on such Record Date (without regard to whether any Series A Preferred Units are then convertible)). Each Series A Quarterly Distribution shall be paid within 45 days following the end of each Quarter (each such payment date, a “Series A Distribution Payment Date”) and, unless otherwise determined by the Board of Directors, in its sole discretion, shall have the same Record Date as established by the Partnership for any distribution to be made by the Partnership on other Partnership Interests in respect of such Quarter. For the avoidance of doubt, subject to Section 5.8(b)(i)(D), the Series A Preferred Units shall not be entitled to any distributions made to Common Unitholders pursuant to Section 6.1(b) for any Quarter so long as the Series A Quarterly Distribution has been declared and paid in full (including any Series A Unpaid Distributions comprising part thereof) in accordance with this Section 5.8(b)(i) on the Series A Preferred Units with respect to such Quarter.

(B)    If the Partnership fails to pay in full the Series A Distribution Amount of any Series A Quarterly Distribution (in cash or Series A PIK Units) when due for any Quarter during the applicable Initial Distribution Period, then the Series A Preferred Unitholders entitled to such unpaid Series A Quarterly Distribution shall be deemed to have nonetheless received such Series A Quarterly Distribution in Series A PIK Units and, accordingly, shall have all other rights under this Agreement as if such Series A PIK Units had, in fact, been issued on the date such distribution was due. If the Partnership fails to pay in full the Series A Distribution Amount of any Series A Quarterly Distribution (in cash or Series A PIK Units) in accordance with Section 5.8(b)(i)(A) when due for any Quarter following the applicable Initial Distribution Period, then (i) the Series A Preferred Unitholders entitled to such unpaid Series A Quarterly Distribution shall be deemed to have nonetheless received one-ninth (1/9th) of such Series A Quarterly Distribution in Series A PIK Units and, accordingly, shall have all other rights under this Agreement as if such Series A PIK Units had, in fact, been issued on the date such distribution was due and (ii) from and after the first date of such failure and continuing until such failure is cured by payment in full in cash of all such arrearages (which arrearages shall exclude, for the avoidance of doubt, the Series A PIK Units deemed received under the immediately preceding clause (i)), (1) the amount of such unpaid cash distributions (on a per Series A Preferred Unit basis, “Series A Unpaid Distributions”) unless and until paid will accrue and accumulate from and including the first day of the Quarter immediately following the Quarter in respect of which such payment is due until paid in full and (2) the Partnership shall not be permitted to, and shall not, declare or make, any distributions, redemptions or repurchases in respect of any Series A Junior Securities or Series A Parity Securities (including, for the avoidance of doubt, with respect to the Quarter for which the Partnership first failed to pay in full any such cash Series A Distribution Amount when due); provided, however, that pro rata distributions may be declared and paid on the Series A Preferred Units and the Series A Parity Securities in amounts per Series A Preferred Unit and Series A Parity Security that bear to each other the same ratio that accrued and accumulated distributions per Series A Preferred Unit and Series A Parity Security bear to each other.

(C)    The aggregate Series A Distribution Amount (excluding any portion paid in Series A PIK Units) shall be paid out of Available Cash and, for the avoidance of doubt, shall be paid prior to any distributions to the Common Unitholders under Section 6.1.

(D)    Notwithstanding anything in this Section 5.8(b)(i) to the contrary, with respect to any Series A Preferred Unit that is converted into a Common Unit, (i) with respect to a distribution to be made to Record Holders as of the Record Date preceding such conversion, the Record Holder as of such Record Date of such Series A Preferred Unit shall be entitled to receive such distribution in respect of such Series A Preferred Unit on the corresponding Series A Distribution Payment Date, but shall not be entitled to receive such distribution in respect of the Common Units into which such Series A Preferred Unit was converted on the payment date thereof, and (ii) with respect to a distribution to be made to Record Holders as of any Record Date following such conversion, the Record Holder as of such Record Date of the Common Units into which such Series A Preferred Unit was converted shall be entitled to receive such distribution in respect of such converted Common Units on the payment date thereof, but shall not be entitled to receive such distribution in respect of such Series A Preferred Unit on the corresponding Series A

Distribution Payment Date. For the avoidance of doubt, if a Series A Preferred Unit is converted into Common Units pursuant to the terms hereof following a Record Date but prior to the corresponding Series A Distribution Payment Date, then the Record Holder of such Series A Preferred Unit as of such Record Date shall nonetheless remain entitled to receive on the Series A Distribution Payment Date a distribution in respect of such Series A Preferred Unit pursuant to Section 5.8(b)(i)(A) and, until such distribution is received, Section 5.8(b)(i)(B) shall continue to apply, but shall not be entitled to receive such distribution in respect of the Common Units into which such Series A Preferred Unit was converted on the Series A Distribution Payment Date.

(E)    When any Series A PIK Units are payable to a Series A Preferred Unitholder pursuant to this Section 5.8, the Partnership shall issue the Series A PIK Units to such holder in accordance with Section 5.8(b)(i)(A) (the date of issuance of such Series A PIK Units, the “Series A PIK Payment Date”). On the Series A PIK Payment Date, the Partnership shall have the option to (i) issue to such Series A Preferred Unitholder a certificate or certificates for the number of Series A PIK Units to which such Series A Preferred Unitholder shall be entitled, or (ii) cause the Transfer Agent to make a notation in book entry form in the books of the Partnership.

(ii)    Issuance of the Series A Preferred Units. The Series A Preferred Units (other than the Series A PIK Units) shall be issued by the Partnership pursuant to the terms and conditions of the Series A Purchase Agreement (as to the Series A Purchase Agreement Purchasers) and pursuant to such terms and conditions the Partnership in its sole discretion determines (with respect to any Series A Purchaser who subsequently purchases any Series A Preferred Units issued in accordance with Section 5.8(b)(iv)).

(iii)    Voting Rights.

(A)    The Outstanding Series A Preferred Units shall have voting rights that are identical to the voting rights of the Common Units and shall vote with the Common Units as a single class, so that each Outstanding Series A Preferred Unit will be entitled to one vote for each Common Unit into which such Series A Preferred Unit would be convertible at the then applicable Series A Conversion Rate (regardless of whether the Series A Preferred Units are then convertible) on each matter with respect to which each Record Holder of a Common Unit is entitled to vote. Each reference in this Agreement to a vote of Record Holders of Common Units shall be deemed to be a reference to the Record Holders of Common Units and Series A Preferred Units, voting together as a single class during any period in which any Series A Preferred Units are Outstanding.

(B)    Notwithstanding anything to the contrary in this Section 5.8(b)(iii), in no event shall the consent of the Series A Preferred Unitholders, as a separate class, be required in connection with any Series A Change of Control; provided, however, that the foregoing shall not limit the voting rights of any Series A Preferred Unitholder in connection with any vote of Record Holders of Common Units and Series A Preferred Units together as a single class that may be required.

(C)    Notwithstanding any rights a Series A Preferred Unitholder may have under this Agreement or applicable law, until the Series A Preferred Units are converted to Series A Conversion Units in accordance with the terms hereof, each Series A Preferred Unitholder hereby fully waives any right to nominate or participate in the nomination of any Person for election as a Director of the Partnership or as a member of any other governing body of the Partnership; provided, however, that the foregoing shall not limit the voting rights of a Preferred Unitholder in the election and removal of LP Elected Directors and in the removal of the General Partner in accordance with Section 5.8(b)(iii)(A). For the avoidance of doubt, the foregoing waiver shall not apply to any Series A Preferred Units that have been converted to Series A Conversion Units.

(D)    Notwithstanding any other provision of this Agreement, the Partnership shall not declare or pay distributions in any given Quarter that exceed an amount equal to the then available Capital Distribution Basket from (i) borrowings, refinancing or refundings of indebtedness and sales of debt securities by the Partnership, (ii) sales of equity interests by the Partnership and

(iii) sales or dispositions of any assets of the Partnership (any of the foregoing, “Capital Proceeds”).

(iv)    No Series A Senior Securities; Series A Parity Securities. Other than issuances contemplated by the Series A Purchase Agreement, the Partnership shall not, without the consent of the holders of the Series A Required Voting Percentage, issue any (A) Series A Senior Securities (or amend the provisions of any class of Partnership Interests to make such class of Partnership Interests a class of Series A Senior Securities) or (B) Series A Parity Securities (or amend the provisions of any class of Partnership Interests to make such class of Partnership Interests a class of Series A Parity Securities) or Series A Preferred Units; provided that, without the consent or vote of any Series A Preferred Unitholder (but without prejudice to their rights under Section 5.8(b)(iii)(A)), the Partnership may issue after the Series A Initial Issuance Date (1) Series A Preferred Units pursuant to the Series A Purchase Agreement, (2) up to the greater of (a) an aggregate issue price of $1 billion of Series A Parity Securities, and (b) a number of Series A Parity Securities such that, as of the date of the issuance of the Series A Parity Securities, the aggregate number of Series A Parity Securities, together with the Series A Preferred Units contemplated by the Series A Purchase Agreement, in each case on an as-converted basis (or, if the Series A Parity Securities are not convertible, assuming that such Series A Parity Securities are convertible into a number of Common Units equal to the quotient of (i) the aggregate purchase price for such Series A Parity Securities, divided by (ii) the Average VWAP for the thirty (30) Trading Day period ending immediately prior to such issuance (such Common Units, the “Series A Parity Equivalent Units”)), equals no more than fifteen percent (15%) of all Outstanding Common Units and Special Voting Units (including as Outstanding for such purposes, (i) any Common Units issuable in respect of the Series A Preferred Units at the then-applicable Series A Conversion Rate (regardless of whether the Series A Preferred Units are then convertible), (ii) any Common Units issuable in respect of Series A Parity Securities (including any warrants issued in connection with Series A Parity Securities) at the initial or then-applicable conversion rate, as applicable, (iii) any Common Units issuable in respect of any outstanding warrants or options issued by the Partnership, (iv) any Series A Parity Equivalent Units and (v) any Common Units that would otherwise be excluded by operation of the definition of the term “Outstanding”), and (3) if the Series A Purchase Agreement Purchasers and their then-Affiliates hold a number of Series A Preferred Units purchased under the Series A Purchase Agreement (excluding for this purpose, for the avoidance of doubt, any Series A PIK Units) having an aggregate Series A Issue Price of less than or equal to thirty-three and one-third percent (33-1/3%) of the aggregate Series A Issue Price of all Series A Preferred Units purchased pursuant to the Series A Purchase Agreement (excluding for this purpose, for the avoidance of doubt, any Series A PIK Units), then such number of Series A Parity Securities as determined by the Board of Directors, in its sole discretion, at any time on and after the first time that the Series A Purchase Agreement Purchasers’ and their Affiliates’ holdings are below such threshold; provided that following a Series A Purchaser Change of Control with respect to a Series A Purchase Agreement Purchaser, any Series A Preferred Units held by such Series A Purchase Agreement Purchaser and its Affiliates shall not be considered held by a Series A Purchaser Agreement Purchaser and its then-Affiliates for purposes of the determination under the foregoing clause (3). Subject to Section 5.8(b)(vi)(E), the Partnership may, without any consent or vote of the holders of Outstanding Series A Preferred Units (but without prejudice to their rights under Section 5.8(b)(iii)(A)), issue the Series A PIK Units contemplated by this Agreement or create (by reclassification or otherwise) and issue Series A Junior Securities in an unlimited amount.

(v)    Legends. Each certificate or book entry evidencing a Series A Preferred Unit shall bear a conspicuous legend in substantially the form set forth in Exhibit C of this Agreement.

(vi)    Conversion.

(A)    At the Option of the Series A Preferred Unitholders. Beginning with the earlier of (1) the second (2nd) anniversary of (x) the date of the Series A Purchase Agreement, with respect to the Series A Preferred Units purchased by the Series A Purchase Agreement Purchasers under the Series A Purchase Agreement, or (y) the date of issuance of a Series A Preferred Unit, with respect to any Series A Purchaser who subsequently purchases any Series A Preferred Units issued in accordance with Section 5.8(b)(iv), and (2) immediately prior to the liquidation of the Partnership under Section 12.4, the Series A Preferred Units owned by such Series A Preferred Unitholder on such date shall be convertible, in whole or in part, at any time and from time to time thereafter upon the request of such Series A Preferred Unitholder, but not more than once per Quarter, in accordance with this Section 5.8(b)(vi). If Series A Preferred Units purchased by the Series A Purchase Agreement Purchasers become convertible under clause (x) of the preceding sentence, each such Series A Purchase Agreement Purchaser and its Affiliates shall be entitled to (and limited to) a single conversion right per Quarter (in the aggregate and inclusive of any conversion by any such Series A Purchase Agreement Purchaser’s Affiliates, with each Series A Purchase Agreement Purchaser and its Affiliates being entitled to a single separate conversion right per Quarter), which may be exercised only by the delivery by the BlackRock Purchaser (on behalf of itself and any other Series A Purchase Agreement Purchasers, and any of its or their Affiliates) of a proper Series A Conversion Notice. If Series A Preferred Units owned by a non-Affiliate transferee of a Series A Purchase Agreement Purchaser (or an Affiliate thereof) become convertible under clause (x) of the first sentence of this paragraph, or if Series A Preferred Units owned by a purchaser of Series A Preferred Units issued under Section 5.8(b)(iv) become convertible under clause (y) of the first sentence of this paragraph, each such other Series A Preferred Unitholder and its Affiliates shall be entitled to (and limited to) a single conversion right per Quarter (in the aggregate and inclusive of any conversion by such Series A Preferred Unitholder’s Affiliates).    If Series A Preferred Units become convertible under this Section 5.8(b)(vi)(A), such Series A Preferred Units shall be convertible into a number of Common Units determined by multiplying the number of Series A Preferred Units to be converted by (y) in the case of clause (1) of the first sentence of this paragraph, the Series A Conversion Rate at such time and (z) in the case of clause (2) of the first sentence of this paragraph, the Series A COC Conversion Rate; provided, however, that the Partnership shall not be obligated to honor any such conversion request if such conversion request does not involve an underlying value of Common Units of at least $50 million (taking into account and including any concurrent conversion requests or other Quarterly conversion requests that are required to be aggregated as provided above) based on the Closing Price of Common Units on the Trading Day immediately preceding the date on which a Series A Conversion Notice is received under Section 5.8(b)(vi)(C)(1) (a “Series A Conversion Notice Date”) (or a lesser amount to the extent such exercise covers all of such Series A Preferred Unitholder’s and its Affiliates’ Series A Preferred Units or has been approved by the Partnership). Immediately upon the issuance of Common Units as a result of any conversion of Series A Preferred Units, subject to Section 5.8(b)(i)(D), all rights of the Series A Converting Unitholder with respect to such Series A Preferred Units shall cease, including any further accrual of distributions, and such Series A Converting Unitholder thereafter shall be treated for all purposes as the owner of Common Units. Fractional Common Units shall not be issued to any Person pursuant to this Section 5.8(b)(vi)(A) (each fractional Common Unit shall be rounded down with the remainder being paid an amount in cash based on the Closing Price of Common Units on the Trading Day immediately preceding the Series A Conversion Notice Date).

(B)    At the Option of the Partnership. Following the first anniversary of the date of issuance of a Series A Preferred Unit, the Partnership shall have the option at any time, but not more than once per Quarter, to convert all or a portion of the Series A Preferred Units that were issued on such date and that are then Outstanding into a number of Common Units determined by multiplying the number of Series A Preferred Units to be converted by the Series A Conversion Rate at such time; provided, however, that the Partnership shall not be permitted to convert a number of Series A Preferred Units representing in aggregate more than (x) one-third (1/3) of the total Series A Preferred Units issued pursuant to the Series A Purchase Agreement prior to the second (2nd) anniversary of the final date Series A Preferred Units are purchased under the Series A Purchase Agreement (excluding, for this purpose, for the avoidance of doubt, any Series A PIK Units) or (y) two-thirds (2/3) of the total Series A Preferred Units issued pursuant to the Series A Purchase Agreement prior to the third (3rd) anniversary of the final date Series A Preferred Units are purchased under the Series A Purchase Agreement (excluding, for this purpose, for the avoidance of doubt, any Series A PIK Units). Fractional Common Units shall not be issued to any Person pursuant to this Section 5.8(b)(vi)(B) (each fractional Common Unit shall be rounded down with the remainder being paid an amount in cash based on the Closing Price of Common Units on the Trading Day immediately preceding the date on which a Series A Forced Conversion Notice under Section 5.8(b)(vi)(C)(2) is sent (a “Series A Forced Conversion Notice Date”)). Notwithstanding the foregoing, in order for the Partnership to exercise such option:

(1)    The Closing Price of the Common Units must be greater than, (x) with respect to a Series A Forced Conversion Notice Date occurring prior to the second (2nd) anniversary of the final date Series A Preferred Units are purchased under the Series A Purchase Agreement (excluding, for this purpose, for the avoidance of doubt, any Series A PIK Units), one hundred twenty percent (120%) of the Series A Issue Price, (y) with respect to a Series A Forced Conversion Notice Date occurring on or after the second (2nd) anniversary of the final date Series A Preferred Units are purchased under the Series A Purchase Agreement (excluding, for this purpose, for the avoidance of doubt, any Series A PIK Units) but prior to the third (3rd) anniversary thereof, one hundred thirty percent (130%) of the Series A Issue Price, or (z) with respect to a Series A Forced Conversion Notice Date occurring on or after the third (3rd) anniversary of the final date Series A Preferred Units are purchased under the Series A Purchase Agreement (excluding, for this purpose, for the avoidance of doubt, any Series A PIK Units), one hundred forty percent (140%), of the Series A Issue Price, for at least twenty (20) Trading Days out of the thirty (30) Trading Day period immediately preceding the Series A Forced Conversion Notice Date;

(2)    The average daily trading volume of the Common Units on the National Securities Exchange on which the Common Units are then listed or admitted to trading must be equal to or exceed 165,000 (as such amount may be adjusted to reflect any Unit split, combination or similar event) for at least twenty (20) Trading Days out of the thirty (30) Trading Day period immediately preceding the Series A Forced Conversion Notice Date; and

(3)    The Common Units are listed or admitted to trading on a National Securities Exchange;

provided that each such conversion by the Partnership shall be for an aggregate amount of Series A Preferred Units involving an underlying value of Common Units of at least $50 million based on the Closing Price of Common Units on the Trading Day immediately preceding the Series A Forced Conversion Notice Date (or a lesser amount if such amount includes all then Outstanding Series A Preferred Units) and shall be allocated among the Series A Preferred Unitholders on a Pro Rata basis or on such other basis as may be agreed upon by all Series A Preferred Unitholders.

(C)    Conversion Notice.

(1)    To convert Series A Preferred Units into Common Units pursuant to Section 5.8(b)(vi)(A), a Series A Converting Unitholder shall give written notice (a “Series A Conversion Notice”) to the Partnership stating that such Series A Preferred Unitholder elects to so convert Series A Preferred Units pursuant to Section 5.8(b)(vi)(A), the number of Series A Preferred Units to be converted. The Series A Conversion Units shall be issued in the name of the Record Holder of such Series A Preferred Units. A Series A Converting Unitholder who is a Series A Purchase Agreement Purchaser (or an Affiliate thereof) may only provide a Series A Conversion Notice through the BlackRock Purchaser as and to the extent provided in Section 5.8(b)(vi)(A), and the BlackRock Purchaser may not transfer any of the rights or obligations to give or receive notices under this Section 5.8(b)(vi) (on behalf of itself and/or any Series A Purchase Agreement Purchaser or any of its or their Affiliates) without the express written consent of the Partnership. Following such time as the BlackRock Purchaser ceases to own Series A Preferred Units, the BlackRock Purchaser may continue to give or receive notices pursuant to the foregoing on behalf of any other Series A Purchase Agreement Purchaser or any of its Affiliates who are required to provide notice through the BlackRock Purchaser under this Section 5.8(b)(vi). A Series A Conversion Notice shall be considered given under this Section 5.8(b)(vi) when such notice is actually received by the Partnership at both of the following physical addresses (or such other address or addresses as the Partnership may designate in writing to the BlackRock Purchaser from time to time):

NextEra Energy Partners, LP

700 Universe Boulevard,

Juno Beach, Florida 33408

Attention: Treasurer

and

NextEra Energy Partners, LP

700 Universe Boulevard,

Juno Beach, Florida 33408

Attention: Daniel Lotano

With a copy to (which shall not constitute notice):

NextEra Energy Partners, LP

700 Universe Boulevard,

Juno Beach, Florida 33408

Attention: Mark Patten

Email: Mark.Patten@nexteraenergy.com

(2)    To convert Series A Preferred Units into Common Units pursuant to Section 5.8(b)(vi)(B), the Partnership shall give written notice (a “Series A Forced Conversion Notice”) to each Record Holder of Series A Preferred Units stating that the Partnership elects to force conversion of Series A Preferred Units pursuant to Section 5.8(b)(vi)(B) and the number of Series A Preferred Units to be so converted; provided that the Partnership may satisfy the foregoing with respect to any or all Series A Purchase Agreement Purchasers and any or all of their Affiliates by sending such Series A Forced Conversion Notice solely to the BlackRock Purchaser (on behalf of itself and as representative of the other Series A Purchase Agreement Purchasers and its and their Affiliates) to the BlackRock Purchaser Notice Address. The Series A Conversion Units shall be issued in the name of the Record Holder of such Series A Preferred Units.

(D)    Timing. If a Series A Conversion Notice is delivered by a Series A Preferred Unitholder to the Partnership or a Series A Forced Conversion Notice is delivered by the Partnership to a Series

A Preferred Unitholder, each in accordance with Section 5.8(b)(vi)(C), the Partnership shall issue the applicable Series A Conversion Units no later than three (3) Business Days after the Series A Conversion Notice Date or the Series A Forced Conversion Notice Date, as the case may be, occurs (any date of issuance of such Common Units, and any date of issuance of Common Units upon conversion of Series A Preferred Units pursuant to this Section 5.8(b)(vi) or Section 5.8(b)(vii), a “Series A Conversion Date”). On the Series A Conversion Date, the Partnership shall instruct, and shall use its commercially reasonable efforts to cause, its Transfer Agent to electronically transmit the Series A Conversion Units to such Series A Preferred Unitholder. The Series A Preferred Unitholders and the Partnership agree to use commercially reasonable efforts to coordinate with the Transfer Agent to accomplish this objective. Subject to Section 5.8(b)(i)(D), upon issuance of Series A Conversion Units to the Series A Converting Unitholder, all rights under the converted Series A Preferred Units shall cease, and such Series A Converting Unitholder shall be treated for all purposes as the Record Holder of such Series A Conversion Units.

(E)    Distributions, Combinations, Subdivisions and Reclassifications by the Partnership. If, after the Series A Initial Issuance Date, the Partnership (i) makes a distribution on its Common Units payable in Common Units or other Partnership Interests, (ii) subdivides or splits its outstanding Common Units into a greater number of Common Units, (iii) combines or reclassifies its Common Units into a lesser number of Common Units, (iv) issues by reclassification of its Common Units any Partnership Interests (including any reclassification in connection with a merger, consolidation or business combination in which the Partnership is the surviving Person), (v) effects a Pro Rata repurchase of Common Units, in each case other than in connection with a Series A Change of Control (which shall be governed by Section 5.8(b)(vii)), (vi) issues to holders of Common Units, in their capacity as holders of Common Units, rights, options or warrants entitling them to subscribe for or purchase Common Units at less than the market value thereof, (vii) distributes to holders of Common Units evidences of indebtedness, Partnership Interests (other than Common Units) or other assets (including securities, but excluding any distribution referred to in clause (i), any rights or warrants referred to in clause (ii), any consideration payable in connection with a tender or exchange offer made by the Partnership or any of its subsidiaries and any distribution of Units or any class or series, or similar Partnership Interest, of or relating to a subsidiary or other business unit in the case of certain spin-off transactions described below), or (viii) consummates a spin-off, where the Partnership makes a distribution to all holders of Common Units consisting of Units of any class or series, or similar equity interests of, or relating to, a subsidiary or other business unit, then the Series A Conversion Rate and, solely for purposes Section 5.8(b)(vi)(B)(1), the Series A Issue Price, in each case, in effect at the time of the Record Date for such distribution or the effective date of any such other transaction shall be proportionately adjusted: (1) in respect of clauses (i) through (iv) above, so that the conversion of the Series A Preferred Units after such time shall entitle each Series A Preferred Unitholder to receive the aggregate number of Common Units (or any Partnership Interests into which such Common Units would have been combined, consolidated, merged or reclassified, as applicable) that such Series A Preferred Unitholder would have been entitled to receive if the Series A Preferred Units had been converted into Common Units immediately prior to such Record Date or effective date, as the case may be, (2) in respect of clauses (v) through (viii) above, in the reasonable discretion of the Board of Directors to appropriately ensure that the Series A Preferred Units are convertible into an economically equivalent number of Common Units after taking into account the event described in clauses (v) through (viii) above, and (3) in addition to the foregoing, in the case of a merger, consolidation or business combination in which the Partnership is the surviving Person, the Partnership shall provide effective provisions to ensure that the provisions in this Section 5.8 relating to the Series A Preferred Units shall not be abridged or amended and that the Series A Preferred Units shall thereafter retain the same powers, economic rights, preferences and relative participating, optional and other special rights, and the qualifications, limitations and restrictions thereon, that the Series A Preferred Units had immediately prior to such transaction or event, and, solely for purposes of Section 5.8(b)(vi)(B)(1), the Series A Issue Price, and any other terms of the Series A Preferred Units that the Board of Directors, in its reasonable discretion, determines require adjustment to achieve the economic equivalence described below, shall be proportionately adjusted to take into account any such subdivision, split, combination or reclassification. An adjustment made pursuant to this Section 5.8(b)(vi)(E) shall become effective immediately after the Record Date in the case of a distribution and shall become effective immediately after the effective date in the case of a subdivision, combination, reclassification (including any reclassification in connection with a merger, consolidation or business combination in which the Partnership is the surviving Person) or split. Such adjustment shall be made successively whenever any event described above shall occur.

(F)    No Adjustments for Certain Items. Notwithstanding any of the other provisions of this Section 5.8(b)(vi), no adjustment shall be made to the Series A Conversion Rate or the Series A Issue Price pursuant to Section 5.8(b)(vi)(E) as a result of any of the following:

(1)    Any issuance of Partnership Interests in exchange for cash;

(2)    Any grant of Common Units or options, warrants or rights to purchase or receive Common Units or the issuance of Common Units upon the exercise or vesting of any such options, warrants or rights in respect of services provided to or for the benefit of the Partnership or its Subsidiaries, under compensation plans and agreements approved by the Board of Directors (including any long-term incentive plan);

(3)    Any issuance of Common Units as all or part of the consideration to effect (i) the closing of any acquisition by the Partnership of assets or equity interests of a third party in an arm’s-length transaction, (ii) closing of any acquisition by the Partnership of assets or equity interests of NEE or any of its Affiliates or (iii) the consummation of a merger, consolidation or other business combination of the Partnership with another entity in which the Partnership survives and the Common Units remain Outstanding to the extent any such transaction set forth in clause (i), (ii) or (iii) above is validly approved by the Board of Directors; or

(4)    The issuance of Common Units upon conversion of the Series A Preferred Units or Series A Parity Securities.

Notwithstanding anything in this Agreement to the contrary, whenever the issuance of a Partnership Interest or other event would require an adjustment to the Series A Conversion Rate under one or more provisions of this Agreement, only one adjustment shall be made to the Series A Conversion Rate in respect of such issuance or event.

Notwithstanding anything to the contrary in Section 5.8(b)(vi)(E), unless otherwise determined by the Board of Directors, no adjustment to the Series A Conversion Rate or the Series A Issue Price shall be made with respect to any distribution or other transaction described in Section 5.8(b)(vi)(E) if the Series A Preferred Unitholders are entitled to participate in such distribution or transaction as if they held a number of Common Units issuable upon conversion of the Series A Preferred Units immediately prior to such event at the then applicable Series A Conversion Rate, without having to convert their Series A Preferred Units.

(vii)    Series A Change of Control.

(A)    Subject to Section 5.8(b)(vi)(B), in the event of a Series A Cash COC Event, the Outstanding Series A Preferred Units shall be automatically converted, without requirement of any action of the Series A Preferred Unitholders, into Common Units immediately prior to the closing of the applicable Series A Change of Control at the Series A COC Conversion Rate.

(B)    Subject to Section 5.8(b)(vi)(B), at least 10 Business Days prior to consummating a Series A Change of Control (other than a Series A Cash COC Event), the Partnership shall provide written notice thereof to the Series A Preferred Unitholders, which notice requirement the Partnership may satisfy with respect to any or all Series A Purchase Agreement Purchasers (and any Affiliates thereof) by sending such notice solely to the BlackRock Purchaser (on behalf of itself and as representative of the other Series A Purchase Agreement Purchasers and any of its and their Affiliates) to the BlackRock Purchaser Notice Address. Subject to Section 5.8(b)(vi)(B), if a Series A Change of Control (other than a Series A Cash COC Event) occurs, then each Series A Preferred Unitholder, with respect to all but not less than all of its Series A Preferred Units, by notice given to the Partnership within five (5) Business Days after the date the Partnership provides written notice of the execution of definitive agreements that provide for such Series A Change of Control, shall be entitled to elect one of the following (with the understanding that any Series A Preferred Unitholder who fails to timely provide notice of its election to the Partnership shall be deemed to have elected the option set forth in sub-clause (1) below). Notice of an election under this Section 5.8(b)(vii)(B) shall be considered given to the Partnership when such notice is actually received by the Partnership at both of the following physical addresses (or such other address or addresses as the Partnership may designate in writing to the BlackRock Purchaser from time to time):

NextEra Energy Partners, LP

700 Universe Boulevard,

Juno Beach, Florida 33408

Attention: Treasurer

and

NextEra Energy Partners, LP

700 Universe Boulevard,

Juno Beach, Florida 33408

Attention: Daniel Lotano

With a copy to (which shall not constitute notice):

NextEra Energy Partners, LP

700 Universe Boulevard,

Juno Beach, Florida 33408

Attention: Mark Patten

Email: Mark.Patten@nexteraenergy.com

Notwithstanding anything else to the contrary herein, the BlackRock Purchaser shall notify the Partnership of the election made by the Series A Purchase Agreement Purchasers (on behalf of itself and as representative of the other Series A Purchase Agreement Purchasers and its and their Affiliates), all Series A Purchase Agreement Purchasers (and any of their Affiliates) may provide notice of an election under this Section only through such a notice by the BlackRock Purchaser on their behalf and shall be deemed to have made such election as indicated to the Partnership by the BlackRock Purchaser, and the BlackRock Purchaser may not transfer any of the rights or obligations to give or receive notices hereunder (on behalf of itself and/or any Series A Purchase Agreement Purchaser or any of its or their Affiliates) without the express written consent of the Partnership. Following such time as the BlackRock Purchaser ceases to own Series A Preferred Units, the BlackRock Purchaser may continue to give or receive notices pursuant to the foregoing on behalf of any other Series A Purchase Agreement Purchaser or any of its Affiliates who are required to provide notice through the BlackRock Purchaser under this Section 5.8(b)(vii)(B).

(1)    Convert all, but not less than all, of such Series A Preferred Unitholder’s Outstanding Series A Preferred Units into Common Units, at the then-applicable Series A Conversion Rate;

(2)    If the Partnership will not be the surviving entity of such Series A Change of Control or the Partnership will be the surviving entity but its Common Units will cease to be listed or admitted to trading on a National Securities Exchange, require the Partnership to use its commercially reasonable efforts to deliver or to cause to be delivered to the Series A Preferred Unitholders, in exchange for their Series A Preferred Units upon such Series A Change of Control, a security in the surviving entity or the parent of the surviving entity that has substantially similar rights, preferences and privileges as the Series A Preferred Units, including, for the avoidance of doubt, the right to distributions equal in amount and timing to those provided in Section 5.8(b)(i) and a conversion rate proportionately adjusted such that the conversion of such security in the surviving entity or parent of the surviving entity immediately following the Series A Change of

Control would entitle the Record Holder to the number of common securities of such entity (together with a number of common securities of equivalent value to any other assets received by holders of Common Units in such Series A Change of Control) which, if a Series A Preferred Unit had been converted into Common Units immediately prior to such Series A Change of Control, such Record Holder would have been entitled to receive immediately following such Series A Change of Control (such security in the surviving entity, a “Series A Substantially Equivalent Unit”); provided, however, that, if the Partnership is unable to deliver or cause to be delivered Series A Substantially Equivalent Units to any Series A Preferred Unitholder in connection with such Series A Change of Control, each Series A Preferred Unitholder shall be entitled to (I) require conversion or redemption of such Series A Preferred Units in the manner contemplated by subclause (1) or (4) of this Section 5.8(b)(vii)(B) (at such holder’s election) or (II) convert the Series A Preferred Units held by such Series A Preferred Unitholder immediately prior to such Series A Change of Control into a number of Common Units at a conversion ratio equal to the quotient of: (a) the product of (i) one hundred sixty percent (160%) multiplied by (ii) the Series A Issue Price less the Series A Preferred Unitholder’s Pro Rata portion of the sum of (A) all cash distributions paid on all Series A Preferred Units on or prior to the date of the Series A Change of Control and (B) an amount in cash equal to the aggregate of the Series A Quarterly Distributions paid in Series A PIK Units (based on the value of such Series A PIK Units on the applicable Series A PIK Payment Date) on or before the date of the Series A Change of Control, divided by (b) an amount equal to ninety-five percent (95%) of the Average VWAP for the thirty (30) Trading Day period prior to the closing of the Series A Change of Control; provided, however, that such ratio shall in no event exceed a value per Series A Preferred Unit equal to (aa) one hundred twenty percent (120%) of the Series A Issue Price in the case of a Series A Change of Control occurring prior to the first anniversary of the Series A Initial Issuance Date, (bb) one hundred thirty percent (130%) of the Series A Issue Price in the case of a Series A Change of Control occurring on or after the first anniversary of the Series A Initial Issuance Date, but prior to the second (2nd) anniversary of the Series A Initial Issuance Date, and (cc) one hundred forty percent (140%) of the Series A Issue Price in the case of a Series A Change of Control occurring on or after the second (2nd) anniversary of the Series A Initial Issuance Date, but prior to the third (3rd) anniversary of the Series A Initial Issuance Date.

(3)    If the Partnership is the surviving entity of such Series A Change of Control, continue to hold Series A Preferred Units; or

(4)    Require the Partnership to redeem the Series A Preferred Units at a price per Series A Preferred Unit equal to the sum of (A) the product of one hundred one percent (101%) and the sum of (x) the Series A Issue Price plus (y) Series A Unpaid Distributions on the applicable Series A Preferred Unit, plus (B) Series A Partial Period Distributions on the applicable Series A Preferred Unit. Any redemption pursuant to this sub-clause (4) shall, as determined by the Board of Directors, in its sole discretion, be paid in cash, Common Units listed or admitted to trading on a National Securities Exchange or any combination thereof. If all or any portion of such redemption is to be paid in Common Units, the Common Units to be issued shall be valued at ninety-five percent (95%) of the Average VWAP for the thirty (30) Trading Day period ending on the fifth (5th) Trading Day immediately prior to the Series A Change of Control. No later than three (3) Trading Days prior to the consummation of the related Series A Change of Control, the Partnership shall deliver a written notice to the Record Holders of the Series A Preferred Units stating the date on which the Series A Preferred Units will be redeemed and the Partnership’s computation of the amount of cash or Common Units to be received by the Record Holder upon redemption of such Series A Preferred Units. If the Partnership shall be the surviving entity of the related Series A Change of Control, then no later than ten (10) Business Days following the consummation of such Series A Change of Control, the Partnership shall remit the applicable cash or Common Unit listed or admitted to trading on a National Securities Exchange consideration to the Record Holders of then Outstanding Series A Preferred Units. If the Partnership shall not be the surviving entity of the related Series A Change of Control, then the Partnership shall remit the applicable cash immediately prior to the consummation of the Series A Change of Control. The Record Holders shall deliver to the Partnership any Certificates representing the Series A Preferred Units as soon as practicable following the redemption. Record Holders of the Series A Preferred Units shall retain all of the rights and privileges thereof unless and until the consideration due to them as a result of such redemption shall be paid in full in cash or Common Units, as applicable. After any such redemption, any such redeemed Series A Preferred Unit shall no longer constitute an issued and Outstanding Limited Partner Interest.

(viii)    Series A Preferred Unit Transfer Restrictions.

(A)    Notwithstanding any other provision of this Section 5.8(b)(viii) (other than the restriction on transfers to a Person that is not a U.S. resident individual or an entity that is not treated as a U.S. corporation or partnership set forth in Section 5.8(b)(viii)(B)), subject to Section 4.7, each Series A Preferred Unitholder shall be permitted to transfer any Series A Preferred Units owned by such Series A Preferred Unitholder to any of its Affiliates or to any other Series A Preferred Unitholder .

(B)    Without the prior written consent of the Partnership, except as specifically provided in the Series A Purchase Agreement or this Agreement, each Series A Purchase Agreement Purchaser (and its Affiliates to which Series A Preferred Units are transferred pursuant to Section 5.8(b)(viii)(A)) shall not, (a) during the period commencing on the date of the Series A Purchase Agreement and ending on the first anniversary of the latest date on which any Series A Preferred Units are purchased thereunder (for the avoidance of doubt, for purposes of the foregoing, excluding any Series A PIK Units), offer, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any of its Series A Preferred Units or any rights with respect to such Units, (b) during the period commencing on the date of the Series A Purchase Agreement and ending on the second (2nd) anniversary of the latest date on which any Series A Preferred Units are purchased thereunder (for the avoidance of doubt, for purposes of the foregoing, excluding any Series A PIK Units), directly or indirectly engage in any short sales or other derivative or hedging transactions with respect to the Series A Preferred Units or Common Units that are designed to, or that might reasonably be expected to, result in the transfer to another, in whole or in part, of any of the economic consequences of ownership of any Series A Preferred Units or any rights with respect to such Units, (c) transfer any Series A Preferred Units to any non-U.S. resident individual, non-U.S. corporation or partnership, or any other non-U.S. entity, including any foreign governmental entity, including by means of any swap or other transaction or arrangement that transfers or that is designed to, or that might reasonably be expected to, result in the transfer to another, in whole or in part, of any of the economic consequences of ownership of any Series A Preferred Units or any rights with respect to such Units, regardless of whether any transaction described above is to be settled by delivery of Series A Preferred Units, Common Units or other securities, in cash or otherwise, (provided, however, that the foregoing shall not apply if, prior to any such transfer or arrangement, such individual, corporation, partnership or other entity establishes to the satisfaction of the Partnership, its entitlement to a complete exemption from tax withholding, including under Code Sections 1441, 1442, 1445 and 1471 through 1474, and the Treasury Regulations thereunder), or (d) effect any transfer of Series A Preferred Units or Series A Conversion Units or any rights with respect to such Units in a manner that violates the terms of this Agreement; provided, however, that such Series A Preferred Unitholder may make a bona fide pledge of all or any portion of its Series A Preferred Units in connection with a Permitted Loan, and any foreclosure by any pledgee under such Permitted Loan on any such pledged Series A Preferred Units or related Series A Conversion Units (or any sale thereof) shall not be considered a violation or breach of this Section 5.8(b)(viii)(B), and the transfer of the Series A Preferred Units by a pledgee who has foreclosed on such a Permitted Loan shall not be considered a violation or breach of this Section 5.8(b)(viii)(B). Notwithstanding the foregoing, any transferee receiving any Series A Preferred Units pursuant to any part of this Section 5.8(b)(viii) shall agree to the restrictions set forth in this Section 5.8(b)(viii)(B) and Section 5.8(b)(iii)(C) and, to the extent still applicable take all actions necessary to become a party to any confidentiality agreement between the transferor of such Series A Preferred Units and the Partnership. For the avoidance of doubt, in no way does this Section 5.8(b)(viii)(B) prohibit changes in the composition of any Series A Preferred Unitholder or its partners or members so long as such changes in composition only relate to changes in direct or indirect ownership of such Series A Preferred Unitholder among such Series A Preferred Unitholder or its partners or members, so long as such changes in composition only relate to changes in direct or indirect ownership of the Series A Preferred Unitholder among such Series A Unitholder, its Affiliates and the limited partners of the private equity fund vehicles that indirectly own such Series A Preferred Unitholder.

(C)    Subject to Section 4.7, following the first anniversary of the latest date on which any Series A Preferred Units are purchased under the Series A Purchase Agreement (for the avoidance of doubt, for purposes of the foregoing, excluding any Series A PIK Units), the Series A Preferred Unitholders may freely transfer Series A Preferred Units involving an underlying value of Common Units of at least $50 million (taking into account any concurrent transfers by Affiliates of such Series A Preferred Unitholder) based on the Closing Price of Common Units on the Trading Day immediately preceding the date of such transfer (or such lesser amount if it (i) constitutes the remaining holdings of Series A Preferred Units of such Series A Preferred Unitholder or (ii) has been approved by the Board of Directors), subject to compliance with applicable securities laws and this Agreement; provided, however, that this Section 5.8(b)(viii)(C) shall not eliminate, modify or reduce the obligations set forth in subclauses (b), (c) or (d) of Section 5.8(b)(viii)(B).

(ix)    Notices. For the avoidance of doubt, the Partnership shall distribute to the Record Holders of Series A Preferred Units copies of all notices, materials, annual and quarterly reports, proxy statements, information statements and any other documents distributed generally to the Record Holders of Common Units of the Partnership, at such times and by such method as such documents are distributed to such Record Holders of such Common Units.

(x)    OpCo Preferred Unit Terms. Without the consent of the holders of the Series A Required Voting Percentage, the Partnership shall not (i) amend the terms of the OpCo Preferred Units in a manner that is adverse to and inconsistent with the terms of the Series A Preferred Units, (ii) amend Section 5.11(b)(iii)(B) of the OpCo Partnership Agreement, (iii) transfer any OpCo Preferred Units or (iv) provide any consent of the OpCo Preferred Units required under the first paragraph of Section 5.11(b)(iv) of the OpCo Partnership Agreement.

ARTICLE VI

DISTRIBUTIONS

Section 6.1    Distributions to Record Holders.

(a)    Subject to Section 5.8(b)(i), within forty-five (45) days following the end of each Quarter, an amount equal to one hundred percent (100%) of Available Cash with respect to such Quarter shall be distributed in accordance with this Article VI by the Partnership to the Partners as of the Record Date selected by the Board of Directors. All distributions required to be made under this Agreement shall be made subject to Sections 17-607 and 17-804 of the Delaware Act.

(b)    The Partnership will first distribute the aggregate Series A Distribution Amount (excluding any portion paid in Series A PIK Units) and then will distribute the remaining Available Cash to all Common Unitholders, Pro Rata.

(c)    Notwithstanding Section 6.1(a), in the event of the dissolution and liquidation of the Partnership, all cash received during or after the Quarter in which the Liquidation Date occurs shall be applied and distributed solely in accordance with, and subject to the terms and conditions of, Section 12.4.

(d)    Each distribution in respect of a Partnership Interest shall be paid by the Partnership, directly or through the Transfer Agent or through any other Person or agent, only to the Record Holder of such Partnership Interest as of the Record Date set for such distribution. Such payment shall constitute full payment and satisfaction of the Partnership’s liability in respect of such payment, regardless of any claim of any Person who may have an interest in such payment by reason of an assignment or otherwise.

ARTICLE VII

MANAGEMENT AND OPERATION OF BUSINESS

Section 7.1    Management by Board of Directors.

(a)    Establishment of Board of Directors. Effective as of the date of this Agreement, there is hereby established a committee (the “Board” or the “Board of Directors”) composed of seven (7) natural persons (the “Directors”) having the authority and duties set forth in this Agreement.

(i)    The initial Directors of the Partnership as of the date of this Agreement are the following individuals: James L. Robo (Chairman), Susan Davenport Austin, Mark E. Hickson, John W. Ketchum, Peter H. Kind, Armando Pimentel, Jr., and James N. Suciu. Each of the foregoing initial Directors shall serve a term commencing on the date of this Agreement and expiring at 11:59:59 p.m. on December 31, 2017 (or such Director’s earlier resignation, retirement, removal from office or death), or such later date as the LP Elected Directors shall have been duly elected and qualified.

(ii)    Each Director shall be entitled to one vote on all matters to be decided by the Board. Any decision to be made by the Board shall require the approval of at least four (4) Directors present and voting at any meeting at which a quorum is present; provided, however, that in the event that the number of Directors then serving on the Board of Directors is fewer than four (4) Directors, the act of the majority of the Directors present and voting at a meeting at which a quorum is present shall be the act of the Board of Directors; provided, further, that, if the Board of Directors is unable to make a decision with respect to any matter contemplated by Section 7.1(b)(i), Section 7.1(b)(iii), Section 7.1(b)(iv), Section 7.1(b)(vi) or Section 7.1(b)(xiii), the Manager shall be authorized to take any action with respect to such matter that is consistent with the Operating Plan then in effect. No Director acting alone (except as provided in Section 7.1(e)(iii)) or with any other Director or Directors (except as provided in the immediately preceding sentence) shall have the power to act for or on behalf of, or to bind, the Partnership. The Board of Directors shall constitute a committee within the meaning of Section 17-303(b)(7) of the Delaware Act.

(b)    Management Generally. In order to enable the Board of Directors to manage the business and affairs of the Partnership, the General Partner hereby delegates to the Board of Directors all management powers over the business and affairs of the Partnership that it may now or hereafter possess under applicable law (other than those powers retained by the General Partner, as set forth in Section 1.2, Section 2.4, Section 3.3(c), Section 7.1(d), Section 7.2, Section 7.7(d), Section 7.10, Section 12.4, Section 13.1(b), Section 13.4(b) and Section 14.4, and other than the General Partner’s obligations pursuant to Article IX of this Agreement) as permitted under Section 17-403(c) of the Delaware Act. The General Partner further agrees to take any and all action necessary and appropriate, in the sole discretion of the Board of Directors, to effect any actions duly authorized by the Board of Directors or any officer of the Partnership, including executing or filing any agreements, instruments or certificates, delivering all documents, providing all information and taking or refraining from taking any action as may be necessary or appropriate to achieve all the effective delegation of power described in this Section 7.1. Each of the Partners and each Person who may acquire an interest in a Limited Partner Interest is hereby deemed to have approved, consented to, ratified and confirmed such delegation. The delegation by the General Partner to the Board of Directors of management powers over the business and affairs of the Partnership pursuant to the provisions of this Agreement shall not cause the General Partner to cease to be the general partner of the Partnership, nor shall it cause the Board of Directors or any member thereof to be a general partner of the Partnership or to have or be subject to any liabilities of a general partner of the Partnership that may be applicable. Except as otherwise provided in this Agreement (including pursuant to Section 1.2, Section 2.4, Section 3.3(c), Section 7.1(d), Section 7.2, Section 7.7(d), Section 7.10, Section 12.4, Section 13.1(b), Section 13.4(b), Section 14.4 and Article IX of this Agreement), and except as delegated to the “Manager Group” (as defined in the Management Services Agreement) as set forth in the

Management Services Agreement or as otherwise provided therein, the management of the Partnership shall be vested exclusively in the Board of Directors and, subject to the direction of the Board of Directors, the Partnership’s officers and the Board of Directors shall, subject to Section 7.3, have full power and authority to do all things and on such terms as it determines to be necessary or appropriate to conduct the business of the Partnership, to exercise all powers set forth in Section 2.5 and to effectuate the purposes set forth in Section 2.4, including the following:

(i)    the making of any expenditures, the lending or borrowing of money, the assumption or guarantee of, or other contracting for, indebtedness and other liabilities, the issuance of evidences of indebtedness, including indebtedness that is convertible into or exchangeable for Partnership Interests (subject to Section 5.8(b)(iv) with respect to Series A Senior Securities and Series A Parity Securities), and the incurring of any other obligations;

(ii)    the making of regulatory and other filings (other than tax filings of Group Members, for which the General Partner retains authority pursuant to Article IX), or rendering of periodic or other reports to governmental or other agencies having jurisdiction over the business or assets of the Partnership;

(iii)    the acquisition, disposition, mortgage, pledge, encumbrance, hypothecation or exchange of any or all of the assets of the Partnership or the merger or other combination of the Partnership with or into another Person (the matters described in this clause (iii) being subject, however, to any prior approval that may be required by Section 7.3 and Article XIV);

(iv)    the use of the assets of the Partnership (including cash on hand) for any purpose consistent with the terms of this Agreement, including (A) the financing of the conduct of the operations of the Partnership Group; (B) the Partnership’s annual Operating Plan; (C) subject to Section 7.6(a), the lending of funds to other Persons (including other Group Members); (D) the repayment or guarantee of obligations of any Group Member; and (E) the making of capital contributions to any Group Member;

(v)    the negotiation, authorization and performance of any contracts, conveyances or other instruments (including instruments that limit the liability of the Partnership under contractual arrangements to all or particular assets of the Partnership, with the other party to the contract having no recourse against the General Partner or its assets other than its interest in the Partnership, even if the same results in the terms of the transaction are less favorable to the Partnership than would otherwise be the case);

(vi)    the distribution of cash held by the Partnership;

(vii)    subject to the terms of the Management Services Agreement, the selection and dismissal of employees (including employees having titles such as “president,” “vice president,” “secretary,” and “treasurer”) and agents, internal and outside attorneys, accountants, consultants and contractors, and the determination of their compensation and other terms of employment or hiring;

(viii)    approval of any agreement or arrangement (or any termination or amendment thereof) between any Partner or its Affiliate (other than a Group Member), on the one hand, and the Partnership or any other Group Member, on the other hand;

(ix)    the formation of, or acquisition of an interest in, and the contribution of property and the making of loans to, any further limited or general partnerships, joint ventures, corporations, limited liability companies or other Persons (including the acquisition of interests in, and the contributions of property to, any Group Member from time to time) subject to the restrictions set forth in Section 2.4;

(x)    the control of any matters affecting the rights and obligations of the Partnership, including the bringing and defending of actions at law or in equity and otherwise engaging in the conduct of litigation, arbitration or mediation and the incurring of legal expense and the settlement of claims and litigation;

(xi)    the indemnification of any Person against liabilities and contingencies to the extent permitted by law;

(xii)    the entering into of listing agreements with any National Securities Exchange and the delisting of some or all of the Limited Partner Interests from, or requesting that trading be suspended on, any such exchange (subject to any prior approval that may be required under Section 4.7);

(xiii)    subject to Section 5.8(b)(iv) and Article XIV, the purchase, sale or other acquisition or disposition of Partnership Interests, or the issuance of Derivative Partnership Interests; and

(xiv)    the undertaking of any action in connection with the Partnership’s participation in the management of any Group Member, including (A) the Partnership’s authorization and approval, as the sole member of the OpCo General Partner, of any actions on behalf of the Operating Partnership, and (B) authorizing the officers of the OpCo General Partner to act or approve any matter on behalf of the Operating Partnership, including the declaration and payment of distributions by the Operating Partnership.

(c)    Neither the General Partner nor any of the Limited Partners in their capacities as such shall have any part in the management of the Partnership (except, with respect to the General Partner, pursuant to Section 1.2, Section 2.4, Section 3.3(c), Section 7.1(d), Section 7.2, Section 7.7(d), Section 7.10, Section 12.4, Section 13.1(b), Section 13.4(b), Section 14.4 and Article IX of this Agreement) and shall have no authority or right to act on behalf of the Partnership or deal with any third parties on behalf of the Partnership in connection with any matter, except as requested or authorized by the Board of Directors.

(d)    Number of Directors; Term of Office. The authorized number of Directors shall be seven (7) Directors.

(i)    Three (3) Directors shall be appointed by the General Partner, in its sole discretion. A Director appointed by the General Partner may sometimes be referred to herein as an “NEP GP Appointed Director.” Each NEP GP Appointed Director shall hold office for the term of which he is appointed and until his successor shall have been duly appointed and qualified or until his earlier resignation, retirement, removal from office or death. The initial NEP GP Appointed Directors shall take office commencing at 12:00:01 a.m. on January 1, 2018 (or such later date as such NEP GP Appointed Directors shall have been duly appointed and qualified).

(ii)    At each annual meeting of Limited Partners commencing with the annual meeting of Limited Partners held in 2017, the Limited Partners shall elect four (4) Directors. A Director elected by the Limited Partners may sometimes be referred to herein as an “LP Elected Director.” Each LP Elected Director shall hold office for a term of one (1) year commencing at 12:00:01 a.m. on January 1 (or such later date as such LP Elected Director shall have been duly elected and qualified) of the next succeeding year and extending through 11:59:59 p.m. on December 31 of such year (or such later date as such LP Elected Director’s successor shall have been duly elected and qualified). Each LP Elected Director shall hold office for the term of which he is elected and until his successor shall have been elected and qualified or until his earlier resignation, retirement, removal from office or death. No person who shall have attained the age of seventy-two (72) years by the date of election shall be eligible for election as an LP Elected Director; provided, however, that the Board of Directors is authorized, in circumstances it deems appropriate and by unanimous approval of all of the Directors then in office (except the LP Elected Director whose qualification is the subject of the action), to render an LP Elected Director then in office (the “Affected Director”) eligible for election as an LP Elected Director until either the date of election next following the Affected Director’s seventy-third (73rd) birthday or the date of election next following the Affected Director’s seventy-fourth (74th) birthday.

(iii)    Candidates for election to the Board of Directors as LP Elected Directors shall be designated by the Partnership’s Chief Executive Officer, subject to the approval of the Board of Directors; provided, however, that, if the Board of Directors fails to approve one or more of the nominees proposed by the Partnership’s Chief Executive Officer, after the Partnership’s Chief Executive Officer shall have had a reasonable opportunity to present to, and discuss with, the Board of Directors his proposed nominees (and any alternative candidates), then (A) any such nominee shall nevertheless be included in the proxy statement for the next annual meeting of Limited Partners and (B) the LP Elected Directors, by a majority vote of the LP Elected Directors then in office, shall be entitled to include in the proxy statement for the next annual meeting of Limited Partners a corresponding number of its own nominees for election to the Board of Directors. Notwithstanding the foregoing, Limited Partners shall be entitled to include in the Partnership’s proxy statement nominees for election to the Board of Directors as LP Elected Directors in accordance with Article XV, subject to compliance with the terms thereof.

(iv)    Any vacancy occurring in the Board of Directors shall be filled only by a majority vote of the Directors then in office, even if less than a quorum, or by a sole remaining Director, and each Director so chosen shall hold office for a term expiring at 11:59:59 p.m. on December 31 of the year in which the vacancy is filled; provided that, if at any time a vacancy is created on the Board of Directors by reason of the death, removal or resignation of any NEP GP Appointed Director, then only the General Partner shall be entitled (in its sole discretion) to designate a replacement for such Director.

(v)    An LP Elected Director may be removed from the Board of Directors (A) by a majority vote of the entire Board of Directors, but only for Cause; or (B) by Limited Partners at a special meeting at which the notice of meeting properly includes the removal of LP Elected Directors for Cause in accordance with Section 13.4; provided that a quorum is present and the required vote of Limited Partners is obtained in accordance with Section 13.9(c). An NEP GP Appointed Director may be removed from the Board of Directors only by the General Partner, with or without Cause.

(e)    Meetings of the Board. Regular and special meetings of the Board of Directors shall be held at such times and places (either within or outside the State of Delaware) as may be determined by the Board of Directors. Notice of the time and place of any regular or special meeting of the Board of Directors shall be given to each Director either by personal delivery, e-mail, facsimile, reputable overnight delivery service, telegram, cablegram or by telephone at least two (2) days prior to the meeting. Notice may also be given through the postal service if mailed at least five (5) days prior to the meeting.

(i)    Notice of a meeting of the Board of Directors need not be given to any Director who signs a waiver of notice either before or after the meeting. Attendance of a Director at a meeting shall constitute a waiver of notice of such meeting and a waiver of any and all objections to the place of the meeting, the time of the meeting or the manner in which it has been called or convened, except when a Director states, at the beginning of the meeting, any objection to the transaction of business because the meeting is not lawfully called or convened.

(ii)    Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

(iii)    Four (4) Directors shall constitute a quorum for the transaction of business; provided, however, that, whenever, for any reason, vacancies occur in the Board of Directors that reduce the number of Directors then serving on the Board of Directors to fewer than four (4) Directors, a quorum shall consist of a majority of the remaining Directors then in office, solely for the purpose of filling such vacancies pursuant to Section 7.1(d)(iv).

(iv)    A majority of the Directors present at a meeting of the Board of Directors, whether or not a quorum exists, may adjourn such meeting to another time and place. Notice of any such adjourned meeting shall be given to the Directors who were not present at the time of the adjournment and, unless the time and place of the adjourned meeting are announced at the time of adjournment, to the other Directors.

(v)    Meetings of the Board of Directors may be called by the Chairman of the Board of Directors, the Chief Executive Officer of the Partnership or by any three (3) Directors. Regular meetings of committees shall be held on the schedule approved by the Board of Directors. Special meetings of committees may be called by the Chairman of the Board of Directors, the chairman of such committee or any three (3) members of such committee.

(vi)    Members of the Board of Directors may participate in a meeting of Directors by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time. Participation by such means shall constitute presence in person at a meeting.

(vii)    Meetings of the Board of Directors shall be presided over by the Chairman of the Board, or if such position is vacant or such person is absent, by the Chief Executive Officer of the Partnership. If neither the Chairman of the Board nor the Chief Executive Officer is present, the Directors shall elect a chairman for the meeting from one of their members present.

(viii)    Any action required to be taken at a meeting of the Directors, or any action that may be taken at a meeting of the Directors or a committee thereof, may be taken without a meeting if a consent in writing, setting forth the action so to be taken, signed by such number of Directors as would be required to approve such matter if a meeting of Directors were held, is filed in the minutes of the proceedings of the Board of Directors or of the committee. Such consent shall have the same effect as a unanimous vote.

(f)    Compensation of the Directors. Directors, as such, shall not receive any stated salary for their services, but shall receive such compensation for their services as may be from time to time agreed upon by the Board of Directors. In addition, a fixed sum and reimbursement for out-of-pocket expenses of attendance, if any, may be allowed for attendance at each regular or special meeting of the Board of Directors; provided that nothing contained in this Agreement shall be construed to preclude any Director (including the Chief Executive Officer) from serving the Partnership or any of its Subsidiaries in any other capacity and receiving compensation for such service.

(g)    Chairman of the Board. The Chairman of the Board of Directors shall be the Chief Executive Officer of the Partnership, unless the Board of Directors designates another individual to serve as Chairman of the Board of Directors. At any time, the Chairman of the Board of Directors, if any, may be removed from his position as Chairman by the Board of Directors. The Chairman of the Board of Directors, in his capacity as such, shall not have any of the rights or powers of an officer of the Partnership, unless he, in his capacity as Chairman of the Board of Directors, is appointed as an officer of the Partnership. The Chairman shall preside at all meetings of the Board of Directors and at all meetings of the Partners at which he is present.

(h)    Committees of the Board. The Board of Directors may, by resolution, designate from among the Directors one or more committees (which shall include the Audit Committee and the Conflicts Committee), each of which shall be composed of one or more Directors, and may designate one or more of the Directors as alternate members of any committee, who may, subject to any limitations imposed by the Board of Directors, replace absent or disqualified Directors at any meeting of that committee. Any such committee, to the extent provided in such resolution, shall have and may exercise all of the authority of the Board of Directors, subject to the limitations set forth in the Delaware Act, if any, or in the establishment of the committee. Any member of any such committee may be removed from such committee by the Board of Directors. Unless the resolution designating a particular committee or this Agreement expressly so provides, a committee of the Board of Directors shall not have the authority to authorize or make a distribution to the Limited Partners or to authorize the issuance of Limited Partner Interests. Any committee of the Board of Directors shall constitute a committee within the meaning of Section 17-303(b)(7) of the Delaware Act. Notwithstanding anything contained herein to the contrary, the delegation to any committee of the Board of Directors of any management powers over the business and affairs of the Partnership pursuant to the provisions of this Agreement shall not cause the General Partner to cease to be a general partner of the Partnership nor shall it cause such committee of the Board of Directors or any member thereof to be a general partner of the Partnership or to have or be subject to any liabilities of a general partner of the Partnership that may be applicable. The initial members of the Audit Committee as of the date of this Agreement are James N. Suciu (Chairman), Susan Davenport Austin and Peter H. Kind. The initial members of the Conflicts Committee as of the date of this Agreement are Peter H. Kind (Chairman), Susan Davenport Austin and James N. Suciu.

(i)    Officers and Agents. Officers, employees, agents and consultants of the Partnership shall be appointed, retained, terminated and replaced by the Board of Directors, in its sole discretion; provided, however, that, for so long as NextEra Energy Management Partners, LP (or another Affiliate of NEE) serves as Manager under the Management Services Agreement (or any successor agreement), such officers, employees, agents and consultants of the Partnership shall be appointed, retained, terminated and replaced by the Board of Directors, subject to and in accordance with the designations of the Manager pursuant to the Management Services Agreement. Each such officer, employee, agent and consultant shall have the power, acting individually or jointly, to affix the signature of the Partnership to all deeds, conveyances, mortgages, leases, obligations, bonds, certificates and other papers and instruments in writing that have been authorized by the Board of Directors, enter into contracts on behalf of the Partnership and otherwise represent and bind the Partnership in all matters, in each case, in accordance with the scope of their respective duties.

Section 7.2    Certificate of Limited Partnership. The General Partner has caused the Certificate of Limited Partnership to be filed with the Secretary of State of the State of Delaware as required by the Delaware Act. The Board of Directors shall use all reasonable efforts to cause to be filed such other certificates or documents that the Board of Directors determines to be necessary or appropriate for the formation, continuation, qualification and operation of a limited partnership (or a partnership in which the limited partners have limited liability) in the State of Delaware or any other state in which the Partnership may elect to do business or own property. To the extent the General Partner or the Board of Directors determines such action to be necessary or appropriate, the General Partner or the Partnership shall file amendments to and restatements of the Certificate of Limited Partnership and do all things to maintain the Partnership as a limited partnership (or a partnership or other entity in which the limited partners have limited liability) under the laws of the State of Delaware or of any other state in which the Partnership may elect to do business or own property. Subject to the terms of Section 3.3(a), neither the Partnership nor the General Partner shall be required, before or after filing, to deliver or mail a copy of the Certificate of Limited Partnership, any qualification document or any amendment thereto to any Limited Partner.

Section 7.3    Restrictions on the Partnership’s Authority to Sell Assets of the Partnership Group.

Except as provided in Article XII and Article XIV, the Partnership may not sell, exchange or otherwise dispose of all or substantially all of the assets of the Partnership Group, taken as a whole, in a single transaction or a series of related transactions without the consent of the General Partner, which consent may be granted or withheld in its sole discretion, and the approval of (a) at least a majority of the Outstanding Common Units (including Series A Preferred Units, as provided in Section 5.8(b)(iii)(A), but excluding all Units owned by the General Partner and its Affiliates), voting as a separate class, and (b) at least a majority of (i) the Outstanding Special Voting Units and (ii) the Outstanding Common Units (including Series A Preferred Units, as provided in Section 5.8(b)(iii)(A)) owned by the General Partner and its Affiliates, voting together as a single class; provided, however, that this provision shall not preclude or limit the Partnership’s ability to mortgage, pledge, hypothecate or grant a security interest in all or substantially all of the assets of the Partnership Group and shall not apply to any forced sale of any or all of the assets of the Partnership Group pursuant to the foreclosure of, or other realization upon, any such encumbrance.

Section 7.4    Reimbursement of the General Partner.

(a)    Except as provided in the Management Services Agreement and elsewhere in this Agreement, the General Partner shall not be compensated for its services as a general partner or managing member of any Group Member.

(b)    Subject to the Management Services Agreement, and without duplication, the General Partner and its Affiliates shall be reimbursed on a monthly basis, or such other basis as the General Partner may determine, for (i) all direct and indirect expenses it incurs or payments it makes on behalf of the Partnership Group and (ii) all other expenses allocable to the Partnership Group or otherwise incurred by the General Partner or its Affiliates in connection with its service as General Partner of the Partnership (including expenses allocated to the General Partner by its Affiliates). The General Partner shall determine the expenses that are allocable to the Partnership Group. Reimbursements pursuant to this Section 7.4 shall be in addition to any reimbursement to the General Partner as a result of indemnification pursuant to Section 7.7. This provision does not affect the ability of the General Partner and its Affiliates to enter into an agreement to provide services to any Group Member for a fee or otherwise than for cost.

(c)    The Board of Directors, without the approval of the Limited Partners (who shall have no right to vote in respect thereof), may propose and adopt on behalf of the Partnership employee benefit plans, employee programs and employee practices (including plans, programs and practices involving the issuance of Partnership Interests or options to purchase or rights, warrants or appreciation rights or phantom or tracking interests relating to Partnership Interests), or cause the Partnership to issue Partnership Interests in connection with, or pursuant to, any employee benefit plan, employee program or employee practice maintained or sponsored by the Partnership or any of its Affiliates in each case for the benefit of officers, employees and directors of the Partnership or any of its Affiliates, in respect of services performed, directly or indirectly, for the benefit of the Partnership Group. The Partnership agrees to issue and sell to any of its Affiliates any Partnership Interests that the Partnership or such Affiliates are obligated to provide to any officers, employees, consultants and directors pursuant to any such employee benefit plans, employee programs or employee practices. Expenses incurred by the General Partner, if any, in connection with any such plans, programs and practices (including the net cost to the General Partner or such Affiliates of Partnership Interests purchased by the General Partner or such Affiliates from the Partnership to fulfill options or awards under such plans, programs and practices) shall be reimbursed in accordance with Section 7.4(b). Any and all obligations of the General Partner under any employee benefit plans, employee programs or employee practices adopted by the General Partner as permitted by this Section 7.4(c) shall constitute obligations of the General Partner hereunder and shall be assumed by any successor General Partner approved pursuant to Section 11.1 or Section 11.2 or the transferee of or successor to all of the General Partner’s General Partner Interest pursuant to Section 4.6.

Section 7.5    Outside Activities.

(a)    The General Partner, for so long as it is the General Partner of the Partnership, (i) agrees that its sole business will be to act as a general partner or managing member, as the case may be, of the Partnership and any other partnership or limited liability company of which the Partnership is, directly or indirectly, a partner or member and to undertake activities that are ancillary or related thereto (including being a Limited Partner in the Partnership) and (ii) shall not engage in any business or activity or incur any debts or liabilities except in connection with or incidental to (A) its performance as general partner or managing member, if any, of one or more Group Members or as described in the Partnership’s public filings with the Commission or (B) the acquiring, owning or disposing of debt securities or equity interests in any Group Member.

(b)    Subject to the terms of Section 7.5(c), the Right of First Offer Agreement and the Right of First Refusal Agreement, each Unrestricted Person (other than the General Partner) shall have the right to engage in businesses of every type and description and other activities for profit and to engage in and possess an interest in other business ventures of any and every type or description, whether in businesses engaged in or anticipated to be engaged in by any Group Member, independently or with others, including business interests and activities in direct competition with the business and activities of any Group Member, and none of the same shall constitute a breach of this Agreement or any duty otherwise existing at law, in equity or otherwise, to any Group Member or any Partner; provided such Unrestricted Person does not engage in such business or activity using confidential or proprietary information provided by or on behalf of the Partnership to such Unrestricted Person. None of any Group Member, any Limited Partner or any other Person shall have any rights by virtue of this Agreement, any Group Member Agreement or the partnership relationship established hereby in any business ventures of any Unrestricted Person.

(c)    Subject to the terms of Section 7.5(a) and Section 7.5(b), the Right of First Offer Agreement and the Right of First Refusal Agreement, but otherwise notwithstanding anything to the contrary in this Agreement, (i) the engaging in competitive activities by any Unrestricted Person (other than the General Partner) in accordance with the provisions of this Section 7.5 is hereby approved by the Partnership and all Partners, (ii) it shall be deemed not to be a breach of any duty otherwise existing at law, in equity or otherwise, of the General Partner or any other Unrestricted Person for the Unrestricted Persons (other than the General Partner) to engage in such business interests and activities in preference to or to the exclusion of the Partnership and (iii) the Unrestricted Persons shall have no obligation hereunder or as a result of any duty otherwise existing at law, in equity or otherwise, to present business opportunities to the Partnership. Notwithstanding anything to the contrary in this Agreement, the doctrine of corporate opportunity, or any analogous doctrine, shall not apply to any Unrestricted Person (including the General Partner). No Unrestricted Person (including the General Partner) who acquires knowledge of a potential transaction, agreement, arrangement or other matter that may be an opportunity for the Partnership shall have any duty to communicate or offer such opportunity to the Partnership, and such Unrestricted Person (including the General Partner) shall not be liable to the Partnership, to any Limited Partner or any other Person bound by this Agreement for breach of any duty otherwise existing at law, in equity or otherwise, by reason of the fact that such Unrestricted Person (including the General Partner) pursues or acquires for itself, directs such opportunity to another Person or does not communicate such opportunity or information to the Partnership, provided such Unrestricted Person does not engage in such business or activity using confidential or proprietary information provided by or on behalf of the Partnership to such Unrestricted Person.

(d)    The General Partner and each of its Affiliates may acquire Units or other Partnership Interests and, except as otherwise provided in this Agreement, shall be entitled to exercise, at their option and in their sole discretion, all rights relating to all Units or other Partnership Interests acquired by them. The term “Affiliates” when used in this Section 7.5(d) with respect to the General Partner shall not include any Group Member.

Section 7.6    Loans from the General Partner; Loans or Contributions from the Partnership or Group Members.

(a)    The General Partner or any of its Affiliates (other than the Partnership) may, but has no obligation to, lend to any Group Member (including, subject to the consent of the Board of Directors, the Partnership), and any Group Member (including, subject to the consent of the Board of Directors, the Partnership) may borrow from the General Partner or any of its Affiliates (other than the Partnership), funds needed or desired by the Group Member for such periods of time and in such amounts as the General Partner (and, if the Partnership is the borrowing party, the Board of Directors) may determine; provided, however, that in any such case the lending party may charge the borrowing party interest at prevailing rates (including prevailing origination fees) that would be charged or imposed on the borrowing party by unrelated lenders on comparable loans made on an arm’s-length basis (without reference to the lending party’s financial abilities or guarantees), all as determined by the General Partner (and, if the Partnership is the borrowing party, the Board of Directors). The borrowing party shall reimburse the lending party for any costs (other than any additional interest costs) incurred by the lending party in connection with the borrowing of such funds. For purposes of this Section 7.6(a) and Section 7.6(b), the term “Group Member” shall include any Affiliate of a Group Member that is controlled by the Group Member.

(b)    The Partnership may lend or contribute to any Group Member, and any Group Member may borrow from the Partnership, funds on terms and conditions determined by the Board of Directors. No Group Member may lend funds to the General Partner or any of its Affiliates (other than another Group Member); provided, however, that Cash Sweep Withdrawals shall not be subject to this Section 7.6(b).

(c)    No borrowing by any Group Member or the approval thereof by the Board of Directors shall be deemed to constitute a breach of any duty or any other obligation of any type whatsoever, expressed or implied, of the Board of Directors to the Partnership or the Limited Partners existing hereunder, or existing at law, in equity or otherwise by reason of the fact that the purpose or effect of such borrowing is directly or indirectly to enable distributions to the General Partner or its Affiliates (including in their capacities as Limited Partners) to exceed the General Partner’s or its Affiliates’ Percentage Interest of the total amount distributed to all Limited Partners.

Section 7.7    Indemnification.

(a)    To the fullest extent permitted by law but subject to the limitations expressly provided in this Agreement, all Indemnitees shall be indemnified and held harmless by the Partnership from and against any and all losses, claims, damages, liabilities, joint or several, expenses (including legal fees and expenses), judgments, fines, penalties, interest, settlements or other amounts arising from any and all threatened, pending or completed claims, demands, actions, suits or proceedings, whether civil, criminal, administrative or investigative, and whether formal or informal and including appeals, in which any Indemnitee may be involved, or is threatened to be involved, as a party or otherwise, by reason of its status as an Indemnitee and acting (or omitting or refraining to act) in such capacity on behalf of or for the benefit of the Partnership; provided that the Indemnitee shall not be indemnified and held harmless pursuant to this Agreement if there has been a final and non-appealable judgment entered by a court of competent jurisdiction determining that, in respect of the matter for which the Indemnitee is seeking indemnification pursuant to this Agreement, the Indemnitee acted in bad faith or engaged in fraud, willful misconduct or, in the case of a criminal matter, acted with knowledge that the Indemnitee’s conduct was unlawful; provided, further, that no indemnification pursuant to this Section 7.7 shall be available to any Indemnitee (other than a Group Member or a Director) with respect to any such Affiliate’s obligations pursuant to the Transaction Documents. Any indemnification pursuant to this Section 7.7 shall be made only out of the assets of the Partnership, it being agreed that the General Partner shall not be personally liable for such indemnification and shall have no obligation to contribute or loan any monies or property to the Partnership to enable it to effectuate such indemnification.

(b)    To the fullest extent permitted by law, expenses (including legal fees and expenses) incurred by an Indemnitee who is indemnified pursuant to Section 7.7(a) in defending any claim, demand, action, suit or proceeding shall, from time to time, be advanced by the Partnership prior to a final and non-appealable judgment entered by a court of competent jurisdiction determining that, in respect of the matter for which the Indemnitee is seeking indemnification pursuant to this Section 7.7, the Indemnitee is not entitled to be indemnified upon receipt by the Partnership of any undertaking by or on behalf of the Indemnitee to repay such amount if it shall be ultimately determined that the Indemnitee is not entitled to be indemnified as authorized by this Section 7.7.

(c)    The indemnification provided by this Section 7.7 shall be in addition to any other rights to which an Indemnitee may be entitled under this Agreement, any other agreement, including the Management Services Agreement, pursuant to any vote of the holders of Outstanding Limited Partner Interests, as a matter of law, in equity or otherwise, both as to actions in the Indemnitee’s capacity as an Indemnitee and as to actions in any other capacity, and shall continue as to an Indemnitee who has ceased to serve in such capacity and shall inure to the benefit of the heirs, successors, assigns and administrators of the Indemnitee.

(d)    The Partnership may purchase and maintain (or reimburse the General Partner or its Affiliates for the cost of) insurance, on behalf of the General Partner, its Affiliates and such other Persons as the General Partner shall determine, against any liability that may be asserted against, or expense that may be incurred by, such Person in connection with the Partnership’s activities or such Person’s activities on behalf of the Partnership, regardless of whether the Partnership would have the power to indemnify such Person against such liability under the provisions of this Agreement.

(e)    For purposes of this Section 7.7: (i) the Partnership shall be deemed to have requested an Indemnitee to serve as fiduciary of an employee benefit plan whenever the performance by it of its duties to the Partnership also imposes duties on, or otherwise involves services by, it to the plan or participants or beneficiaries of the plan; (ii) excise taxes assessed on an Indemnitee with respect to an employee benefit plan pursuant to applicable law shall constitute “fines” within the meaning of Section 7.7(a); and (iii) action taken or omitted by it with respect to any employee benefit plan in the performance of its duties for a purpose reasonably believed by it to be in the best interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose that is in the best interests of the Partnership.

(f)    In no event may an Indemnitee subject the Limited Partners to personal liability by reason of the indemnification provisions set forth in this Agreement.

(g)    An Indemnitee shall not be denied indemnification in whole or in part under this Section 7.7 because the Indemnitee had an interest in the transaction with respect to which the indemnification applies if the transaction was otherwise permitted by the terms of this Agreement.

(h)    The provisions of this Section 7.7 are for the benefit of the Indemnitees and their heirs, successors, assigns, executors and administrators and shall not be deemed to create any rights for the benefit of any other Persons.

(i)    No amendment, modification or repeal of this Section 7.7 or any provision hereof shall in any manner terminate, reduce or impair the right of any past, present or future Indemnitee to be indemnified by the Partnership, nor the obligations of the Partnership to indemnify any such Indemnitee under and in accordance with the provisions of this Section 7.7 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

Section 7.8    Liability of Indemnitees.

(a)    Notwithstanding anything to the contrary set forth in this Agreement, no Indemnitee shall be liable for monetary damages to the Partnership, the Limited Partners or any other Persons who have acquired interests in the Partnership Interests for losses sustained or liabilities incurred as a result of any act or omission of an Indemnitee unless there has been a final and non-appealable judgment entered by a court of competent jurisdiction determining that, in respect of the matter in question, the Indemnitee acted in bad faith or engaged in fraud, willful misconduct or, in the case of a criminal matter, acted with knowledge that the Indemnitee’s conduct was criminal.

(b)    Each of the General Partner and the Board of Directors may exercise any of the powers granted to it by this Agreement and perform any of the duties imposed upon it hereunder either directly or by or through its employees or agents, and neither the General Partner nor the Board of Directors shall be responsible for any misconduct or negligence on the part of any such employee or agent appointed in good faith by the General Partner or the Board of Directors.

(c)    To the extent that, at law or in equity, an Indemnitee has duties (including fiduciary duties) and liabilities relating thereto to the Partnership or to the Partners, the General Partner and any other Indemnitee acting in connection with the Partnership’s business or affairs shall not be liable to the Partnership or to any Partner for its good faith reliance on the provisions of this Agreement.

(d)    Any amendment, modification or repeal of this Section 7.8 or any provision hereof shall be prospective only and shall not in any way affect the limitations on the liability of the Indemnitees under this Section 7.8 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

Section 7.9    Resolution of Conflicts of Interest; Standards of Conduct and Modification of Duties.

(a)    Unless otherwise expressly provided in this Agreement or any Group Member Agreement, whenever a potential conflict of interest exists or arises between the General Partner or any of its Affiliates or any Director, on the one hand, and the Partnership, any Group Member or any Partner, on the other, any resolution or course of action by the General Partner or its Affiliates or the Board of Directors in respect of such conflict of interest shall be permitted and deemed approved by all Partners, and shall not constitute a breach of this Agreement, of any Group Member Agreement, of any agreement contemplated herein or therein or of any duty stated or implied by law or equity, if the resolution or course of action in respect of such conflict of interest is (i) approved by Special Approval, (ii) approved by the vote of a majority of the Outstanding Common Units

(excluding, if the conflict involves the General partner or any of its Affiliates, Common Units and Special Voting Units owned by the General Partner and its Affiliates, but including Series A Preferred Units, as provided in Section 5.8(b)(iii)(A)), (iii) determined by the Board of Directors to be on terms no less favorable to the Partnership than those generally being provided to or available from unrelated third parties or (iv) determined by the Board of Directors to be fair and reasonable to the Partnership, taking into account the totality of the relationships between the parties involved (including other transactions that may be particularly favorable or advantageous to the Partnership). The Board of Directors shall be authorized but not required in connection with the resolution of such conflict of interest to seek Special Approval or Unitholder approval of such resolution. Notwithstanding the foregoing, the General Partner, for itself and its Affiliates, and the Board of Directors, for any Group Member, may also each adopt a resolution or course of action that has not received Special Approval or Unitholder approval. Unless otherwise expressly provided in this Agreement or any Group Member Agreement, whenever the Board of Directors makes a determination to refer or not to refer any potential conflict of interest to the Conflicts Committee for Special Approval, or whenever the General Partner, for itself and its Affiliates, or the Board of Directors, as applicable, determines to seek or not to seek Unitholder approval, the General Partner or the Board of Directors, as applicable, shall be entitled, to the fullest extent permitted by law, to make such determination or to take or decline to take such other action free of any duty or obligation whatsoever to the Partnership or any Limited Partner, and the General Partner or the Board of Directors, as applicable, shall not, to the fullest extent permitted by law, be required to act in good faith or pursuant to any other standard imposed by this Agreement, any Group Member Agreement, any other agreement contemplated hereby or under the Delaware Act or any other law, rule or regulation or at equity, and the General Partner or the Board of Directors, as applicable, in making such determination or taking or declining to take such other action shall be permitted to do so in its sole and absolute discretion. If Special Approval is sought, then it shall be presumed that, in making its decision, the Conflicts Committee acted in good faith, and if the Board of Directors determines that the resolution or course of action taken with respect to a conflict of interest satisfies either of the standards set forth in clauses (iii) or (iv) above, then it shall be presumed that, in making its decision, the Board of Directors acted in good faith. In any proceeding brought by any Limited Partner or by or on behalf of such Limited Partner or any other Limited Partner or the Partnership challenging any action by the Conflicts Committee with respect to any matter referred to the Conflicts Committee for Special Approval by the Board of Directors, any action by the Board of Directors in determining whether the resolution or course of action taken with respect to a conflict of interest satisfies either of the standards set forth in clauses (iii) or (iv) above, the Person bringing or prosecuting such proceeding shall have the burden of overcoming the presumption that the Conflicts Committee or the Board of Directors, as applicable, acted in good faith; in all cases subject to the provisions for conclusive determination in Section 7.9(b). Notwithstanding anything to the contrary in this Agreement or any duty otherwise existing at law or equity, the existence of the conflicts of interest described in the IPO Registration Statement are hereby approved by all Partners and shall not constitute a breach of this Agreement.

(b)    Whenever the General Partner or the Board of Directors, or any Director or any committee of the Board of Directors (including the Conflicts Committee), makes a determination or takes or declines to take any other action, or any Affiliate of the General Partner causes the General Partner to do so, in its capacity as the general partner of the Partnership as opposed to in its individual capacity, whether under this Agreement, any Group Member Agreement or any other agreement, then, unless another express standard is provided for in this Agreement, the General Partner, the Board of Directors or such Director or such committee or such Affiliates causing the General Partner to do so, shall make such determination or take or decline to take such other action in good faith and shall not be subject to any other or different standards (including fiduciary standards) imposed by this Agreement, any Group Member Agreement, any other agreement contemplated hereby or under the Delaware Act or any other law, rule or regulation or at equity. A determination or other action or inaction will conclusively be deemed to be in “good faith” for all purposes of this Agreement, if the Person or Persons making such determination or taking or declining to take such other action subjectively believe that the determination or other action or inaction is in the best interests of the Partnership Group; provided that, if the Board of Directors is making a determination or taking or declining to take an action pursuant to clause (iii) or clause (iv) of the first sentence of Section 7.9(a), then in lieu thereof, such determination or other action or inaction will conclusively be deemed to be in “good faith” for all purposes of this Agreement if the members of the Board of Directors making such determination or taking or declining to take such other action subjectively believe that the determination or other action or inaction meets the standard set forth in clause (iii) or clause (iv) of the first sentence of Section 7.9(a), as applicable.

(c)    Whenever the General Partner makes a determination or takes or declines to take any other action, or any of its Affiliates causes it to do so, in its individual capacity as opposed to in its capacity as the general partner of the Partnership, whether under this Agreement, any Group Member Agreement or any other agreement contemplated hereby or otherwise, then the General Partner, or such Affiliates causing it to do so, are entitled, to the fullest extent permitted by law, to make such determination or to take or decline to take such other action free of any duty or obligation whatsoever to the Partnership or any Limited Partner, and the General Partner, or such Affiliates causing it to do so, shall not, to the fullest extent permitted by law, be required to act in good faith or pursuant to any other standard imposed by this Agreement, any Group Member Agreement, any other agreement contemplated hereby or under the Delaware Act or any other law, rule or regulation or at equity, and the Person or Persons making such determination or taking or declining to take such other action shall be permitted to do so in their sole and absolute discretion. By way of illustration and not of limitation, whenever the phrase, “the General Partner at its option,” or some variation of that phrase, is used in this Agreement, it indicates that the General Partner is acting in its individual capacity. For the avoidance of doubt, whenever the General Partner votes or transfers its Partnership Interests, or refrains from voting or transferring its Partnership Interests, it shall be acting in its individual capacity.

(d)    The General Partner’s organizational documents may provide that determinations to take or decline to take any action in its individual, rather than representative, capacity may or shall be determined by its members, if the General Partner is a limited liability company, by its stockholders, if the General Partner is a corporation, or by the members or stockholders of the General Partner’s general partner, if the General Partner is a partnership.

(e)    Notwithstanding anything to the contrary in this Agreement, (i) the Board of Directors and the General Partner and its Affiliates shall have no duty or obligation, express or implied, to sell or otherwise dispose of any asset of the Partnership Group other than in the ordinary course of business and (ii) the General Partner and its Affiliates shall have no duty or obligation, express or implied, to permit any Group Member to use any facilities or assets of the General Partner and its Affiliates, except, in each case, as may be provided in contracts entered into from time to time specifically dealing with such use. Any determination by the Board of Directors or the General Partner or any of its Affiliates to enter into such contracts shall be at its option.

(f)    Except as expressly set forth in this Agreement or required by the Delaware Act, neither the General Partner, nor any Director, nor any other Indemnitee shall have any duties or liabilities, including fiduciary duties, to the Partnership or any Limited Partner, and the provisions of this Agreement, to the extent that they restrict, eliminate or otherwise modify the duties and liabilities, including fiduciary duties, of the General Partner, Directors or any other Indemnitee otherwise existing at law or in equity, are agreed by the Partners to replace such other duties and liabilities of the General Partner or such other Indemnitee. Notwithstanding the foregoing, nothing herein shall eliminate or limit (i) the express contractual provisions set forth herein or (ii) the implied contractual covenant of good faith and fair dealing.

(g)    The Unitholders shall be deemed to have authorized the General Partner, on behalf of the Partnership as a general partner or managing member of a Group Member, to approve actions by the general partner or managing member of such Group Member similar to those actions permitted to be taken by the General Partner pursuant to this Section 7.9.

Section 7.10    Certain Additional Matters Requiring Consent of the General Partner. In addition to the General Partner’s powers pursuant to Article IX and in addition to any other powers held by, or actions ascribed to, the General Partner under this Agreement or the Delaware Act, the General Partner’s consent, which may be granted or withheld in its sole discretion, shall be required for (a) the merger, consolidation or conversion of any Group Member; (b) the dissolution of any Group Member; (c) any amendment of the OpCo Partnership

Agreement; and (d) any direct or indirect transfer of all or any portion of the general partner interest in the Operating Partnership to any Person.

Section 7.11    Purchase or Sale of Partnership Interests. The Board of Directors may cause the Partnership to purchase or otherwise acquire Partnership Interests or Derivative Partnership Interests. As long as Partnership Interests are held by any Group Member, such Partnership Interests shall not be considered Outstanding for any purpose, except as otherwise provided herein. The General Partner or any Affiliate of the General Partner may also purchase or otherwise acquire and sell or otherwise dispose of Partnership Interests for its own account, subject to the provisions of Articles IV and X.

Section 7.12    Reliance.

(a)    Reliance on Information.

(i)    The General Partner, the Board of Directors and any other Indemnitee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties.

(ii)    The General Partner, the Board of Directors and any other Indemnitee may consult with legal counsel, accountants, appraisers, management consultants, investment bankers and other consultants and advisers selected by it, and any act taken or omitted to be taken in reliance upon the advice or opinion (including an Opinion of Counsel) of such Persons as to matters that the General Partner, the Board of Directors or such Indemnitee, respectively, reasonably believes to be within such Person’s professional or expert competence shall be conclusively presumed to have been done or omitted in good faith and in accordance with such advice or opinion.

(iii)    The General Partner shall have the right, in respect of any of its powers or obligations hereunder, to act through any of its duly authorized officers, a duly appointed attorney or attorneys-in-fact or the duly authorized officers of the Partnership or any Group Member; provided, however, that officers of the General Partner shall be entitled to act on behalf of and to bind the Partnership only in such matters as the General Partner is authorized to act pursuant to the terms of this Agreement.

(b)    Reliance by Third Parties. Notwithstanding anything to the contrary in this Agreement, any Person dealing with the Partnership shall be entitled to assume that the Board of Directors, the General Partner and any officer authorized by the Board of Directors or General Partner to act on behalf of and in the name of the Partnership has full power and authority to encumber, sell or otherwise use in any manner any and all assets of the Partnership and to enter into any authorized contracts on behalf of the Partnership, and such Person shall be entitled to deal with the Board of Directors, the General Partner or any such officer as if it were the Partnership’s sole party in interest, both legally and beneficially. Each Limited Partner hereby waives, to the fullest extent permitted by law, any and all defenses or other remedies that may be available against such Person to contest, negate or disaffirm any action of the Board of Directors, the General Partner or any such officer in connection with any such dealing. In no event shall any Person dealing with the Board of Directors, the General Partner or any such officer or their representatives be obligated to ascertain that the terms of this Agreement have been complied with or to inquire into the necessity or expedience of any act or action of the Board of Directors, the General Partner or any such officer or their representatives. Each and every certificate, document or other instrument executed on behalf of the Partnership by the Board of Directors, the General Partner or their officers or representatives shall be conclusive evidence in favor of any and every Person’s relying thereon or claiming thereunder that (i) at the time of the execution and delivery of such certificate, document or instrument, this Agreement was in full force and effect, (ii) the Person executing and delivering such certificate, document or instrument was duly authorized and empowered to do so for and on behalf of the Partnership and (iii) such certificate, document or instrument was duly executed and delivered in accordance with the terms and provisions of this Agreement and is binding upon the Partnership.

ARTICLE VIII

BOOKS, RECORDS, ACCOUNTING AND REPORTS

Section 8.1    Records and Accounting. The Partnership shall keep or cause to be kept at the principal office of the Partnership appropriate books and records with respect to the Partnership’s business, including the Register and all other books and records necessary to provide to the Limited Partners any information required to be provided pursuant to Section 3.3(a). Any books and records maintained by or on behalf of the Partnership in the regular course of its business, including the Register, books of account and records of Partnership proceedings, may be kept on, or be in the form of, computer disks, hard drives, punch cards, magnetic tape, photographs, micrographics or any other information storage device; provided, that the books and records so maintained are convertible into clearly legible written form within a reasonable period of time. The books of the Partnership shall be maintained, for financial reporting purposes, on an accrual basis in accordance with U.S. GAAP. The Partnership shall not be required to keep books maintained on a cash basis and the Board of Directors shall be permitted to calculate cash-based measures by making such adjustments to its accrual basis books to account for non-cash items and other adjustments as the Board of Directors determines to be necessary or appropriate.

Section 8.2    Fiscal Year. The fiscal year of the Partnership shall be a fiscal year ending December 31.

Section 8.3    Reports.

(a)    Whether or not the Partnership is subject to the requirement to file reports with the Commission, as soon as practicable, but in no event later than 105 days after the close of each fiscal year of the Partnership (or such shorter period as required by the Commission), the Partnership shall mail or make available, by any reasonable means (including posting on or accessible through the Partnership’s or the Commission’s website) to each Record Holder of a Unit as of a date selected by the Board of Directors, an annual report containing financial statements of the Partnership for such fiscal year of the Partnership, presented in accordance with U.S. GAAP, including a balance sheet and statements of operations, Partnership equity and cash flows, such statements to be audited by a firm of independent public accountants selected by the Board of Directors, and such other information as may be required by applicable law, regulation or rule of the Commission or any National Securities Exchange on which the Units are listed or admitted to trading, or as the Board of Directors determines to be necessary or appropriate.

(b)    Whether or not the Partnership is subject to the requirement to file reports with the Commission, as soon as practicable, but in no event later than 50 days after the close of each Quarter (or such shorter period as required by the Commission) except the last Quarter of each fiscal year, the Partnership shall mail or make available, by any reasonable means (including posting on or accessible through the Partnership’s or the Commission’s website) to each Record Holder of a Unit, as of a date selected by the Board of Directors, a report containing unaudited financial statements of the Partnership and such other information as may be required by applicable law, regulation or rule of the Commission or any National Securities Exchange on which the Units are listed or admitted to trading, or as the Board of Directors determines to be necessary or appropriate.

ARTICLE IX

TAX MATTERS

Section 9.1    Tax Characterizations, Elections and Information

(a)    The Partnership is authorized and has elected to be treated as an association taxable as a corporation for U.S. federal income tax purposes.

(b)    The General Partner shall determine whether the Partnership shall make any other tax elections permitted by the Code or state, local or foreign tax law. The General Partner shall have exclusive authority for the making of tax filings, or rendering of periodic or other tax reports to governmental or other agencies having jurisdiction over the business or assets of the Partnership.

(c)    The tax information reasonably required by Record Holders for U.S. federal income tax reporting purposes shall be furnished to Record Holders on or before the date required under the Code and Treasury Regulations thereunder.

Section 9.2    Withholding. Notwithstanding any other provision of this Agreement, the General Partner is authorized to take any action that may be required to cause the Partnership and other Group Members to comply with any withholding requirements established under the Code or any other federal, state or local law including pursuant to Sections 1441, 1442, 1445, 1471 and 1472 of the Code, or established under any foreign law. To the extent that the Partnership is required or elects to withhold and pay over to any taxing authority any amount resulting from the allocation or distribution of income to any Partner, the General Partner may treat the amount withheld as a distribution of cash pursuant to Section 6.1 in the amount of such withholding from such Partner.

ARTICLE X

ADMISSION OF PARTNERS

Section 10.1    Admission of Limited Partners.

(a)    By acceptance of any Limited Partner Interests transferred in accordance with Article IV or acceptance of any Limited Partner Interests issued pursuant to Article V or pursuant to a merger, consolidation or conversion pursuant to Article XIV, each transferee of, or other such Person acquiring, a Limited Partner Interest (including any nominee, agent or representative acquiring such Limited Partner Interests for the account of another Person or Group, which nominee, agent or representative shall be subject to Section 10.1(b) below) (i) shall be admitted to the Partnership as a Limited Partner with respect to the Limited Partner Interests so transferred or issued to such Person when such Person becomes the Record Holder of the Limited Partner Interests so transferred or acquired, (ii) shall become bound, and shall be deemed to have agreed to be bound, by the terms of this Agreement, (iii) shall be deemed to represent that the transferee or acquirer has the capacity, power and authority to enter into this Agreement and (iv) shall be deemed to make any consents, acknowledgements or waivers contained in this Agreement, all with or without execution of this Agreement by such Person. The transfer of any Limited Partner Interests and the admission of any new Limited Partner shall not constitute an amendment to this Agreement. A Person may become a Limited Partner without the consent or approval of any of the Partners. A Person may not become a Limited Partner without acquiring a Limited Partner Interest and becoming the Record Holder of such Limited Partner Interest.

(b)    With respect to Units that are held for a Person’s account by another Person that is the Record Holder (such as a broker, dealer, bank, trust company or clearing corporation, or an agent of any of the foregoing), such Record Holder shall, in exercising the rights of a Limited Partner in respect of such Units, including the right to vote on any matter, and unless the arrangement between such Persons provides otherwise, take all action as a Limited Partner by virtue of being the Record Holder of such Units in accordance with the direction of the Person who is the beneficial owner of such Units, and the Partnership shall be entitled to assume such Record Holder is so acting without further inquiry. The provisions of this Section 10.1(b) are subject to the provisions of Section 4.3.

(c)    The name and mailing address of each Record Holder shall be listed in the Register. The Partnership shall update the Register from time to time as necessary to reflect accurately the information therein (or shall cause the Transfer Agent to do so, as applicable).

(d)    Any transfer of a Limited Partner Interest shall not entitle the transferee to share in the profits and losses, to receive distributions, to receive allocations of income, gain, loss, deduction or credit or any similar item or to any other rights to which the transferor was entitled until the transferee becomes a Limited Partner pursuant to Section 10.1(a).

Section 10.2    Admission of Successor General Partner. A successor General Partner approved pursuant to Section 11.1 or Section 11.2 or the transferee of or successor to all of the General Partner Interest pursuant to Section 4.6 who is proposed to be admitted as a successor General Partner shall be admitted to the Partnership as the General Partner, effective immediately prior to the withdrawal or removal of the predecessor or transferring General Partner, pursuant to Section 11.1 or 11.2 or the transfer of the General Partner Interest pursuant to Section 4.6; provided, however, that no such successor shall be admitted to the Partnership until compliance with the terms of Section 4.6 has occurred and such successor has executed and delivered such other documents or instruments as may be required to effect such admission. Any such successor is hereby authorized to and shall, subject to the terms hereof, carry on the business of the members of the Partnership Group without dissolution.

Section 10.3    Amendment of Agreement and Certificate of Limited Partnership. To effect the admission to the Partnership of any Partner, the Board of Directors shall take all steps necessary or appropriate under the Delaware Act to amend the Register and any other records of the Partnership to reflect such admission and, if necessary, to prepare as soon as practicable an amendment to this Agreement and, if required by law, the Partnership shall prepare and file an amendment to the Certificate of Limited Partnership.

ARTICLE XI

WITHDRAWAL OR REMOVAL OF PARTNERS

Section 11.1    Withdrawal of the General Partner.

(a)    The General Partner shall be deemed to have withdrawn from the Partnership upon the occurrence of any one of the following events (each such event herein referred to as an “Event of Withdrawal”);

(i)    The General Partner voluntarily withdraws from the Partnership by giving written notice to the other Partners pursuant to Section 11.1(b);

(ii)    The General Partner transfers all of its General Partner Interest pursuant to Section 4.6;

(iii)    The General Partner is removed pursuant to Section 11.2;

(iv)    The General Partner (A) makes a general assignment for the benefit of creditors; (B) files a voluntary bankruptcy petition for relief under Chapter 7 of the United States Bankruptcy Code; (C) files a petition or answer seeking for itself a liquidation, dissolution or similar relief (but not a reorganization) under any law; (D) files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against the General Partner in a proceeding of the type described in clauses (A)-(C) of this Section 11.1(a)(iv); or (E) seeks, consents to or acquiesces in the appointment of a trustee (but not a debtor-in-possession), receiver or liquidator of the General Partner or of all or any substantial part of its properties;

(v)    A final and non-appealable order of relief under Chapter 7 of the United States Bankruptcy Code is entered by a court with appropriate jurisdiction pursuant to a voluntary or involuntary petition by or against the General Partner; or

(vi)    (A) if the General Partner is a corporation, a certificate of dissolution or its equivalent is filed for the General Partner, or 90 days expire after the date of notice to the General Partner of revocation of its charter without a reinstatement of its charter, under the laws of its state of incorporation; (B) if the General Partner is a partnership or a limited liability company, the dissolution and commencement of winding up of the General Partner; (C) if the General Partner is acting in such capacity by virtue of being a trustee of a trust, the termination of the trust; (D) if the General Partner is a natural person, his death or adjudication of incompetency; and (E) otherwise upon the termination of the General Partner.

If an Event of Withdrawal specified in Section 11.1(a)(iv), (v) or (vi)(A), (B), (C) or (E) occurs, the withdrawing General Partner shall give notice to the Limited Partners within 30 days after such occurrence. The Partners hereby agree that only the Events of Withdrawal described in this Section 11.1 shall result in the withdrawal of the General Partner from the Partnership.

(b)    Withdrawal of the General Partner from the Partnership upon the occurrence of an Event of Withdrawal shall not constitute a breach of this Agreement under the following circumstances: (i) in respect of the Event of Withdrawal specified in Section 11.1(a)(i), the General Partner voluntarily withdraws by giving at least 90 days’ advance notice to the Unitholders, such withdrawal to take effect on the date specified in such notice; or (ii) at any time that the General Partner ceases to be the General Partner pursuant to Section 11.1(a)(ii) or is removed pursuant to Section 11.2. The withdrawal of the General Partner from the Partnership upon the occurrence of an Event of Withdrawal shall also constitute the withdrawal of the General Partner as general partner or managing member, if any, to the extent applicable, of the other Group Members. If the General Partner gives a notice of withdrawal pursuant to Section 11.1(a)(i), the holders of a Unit Majority, may, prior to the effective date of such withdrawal, elect a successor General Partner. The Person so elected as successor General Partner shall automatically become the successor general partner or managing member, to the extent applicable, of the other Group Members of which the General Partner is a general partner or a managing member. Any successor General Partner elected in accordance with the terms of this Section 11.1 shall be subject to the provisions of Section 10.2.

Section 11.2    Removal of the General Partner. The General Partner may be removed if such removal is approved by the Unitholders holding at least sixty-six and two thirds percent (66 2/3%) of the Outstanding Units (including Units held by the General Partner and its Affiliates) voting as a single class. Any such action by such holders for removal of the General Partner must also provide for the election of a successor General Partner by the holders of a Unit Majority. Such removal shall be effective immediately following the admission of a successor General Partner pursuant to Section 10.2. The removal of the General Partner shall also automatically constitute the removal of the General Partner as general partner or managing member, to the extent applicable, of the other Group Members of which the General Partner is a general partner or a managing member. If a Person is elected as a successor General Partner in accordance with the terms of this Section 11.2, such Person shall, upon admission pursuant to Section 10.2, automatically become a successor general partner or managing member, to the extent applicable, of the other Group Members of which the General Partner is a general partner or a managing member. The right of the holders of Outstanding Units, voting together as a single class, to remove the General Partner shall not exist or be exercised unless the Partnership has received an Opinion of Counsel that such removal (following the selection of the successor General Partner) would not result in the loss of the limited liability under the Delaware Act of any Limited Partner. Any successor General Partner elected in accordance with the terms of this Section 11.2 shall be subject to the provisions of Section 10.2.

Section 11.3    Interest of Departing General Partner and Successor General Partner.

(a)    In the event of (i) withdrawal of the General Partner under circumstances where such withdrawal does not violate this Agreement or (ii) removal of the General Partner by the holders of Outstanding Units under circumstances where Cause does not exist, if the successor General Partner is elected in accordance with the terms of Section 11.1 or Section 11.2, the Departing General Partner shall have the option, exercisable prior to the effective date of the withdrawal or removal of such Departing General Partner, to require its successor to purchase its Combined Interest in exchange for an amount in cash equal to the fair market value of such Combined Interest, such amount to be determined and payable as of the effective date of its withdrawal or removal. If the General Partner is removed by the Unitholders under circumstances where Cause exists or if the General Partner withdraws under circumstances where such withdrawal violates this Agreement, and if a successor General Partner is elected in accordance with the terms of Section 11.1 or Section 11.2 (or if the business of the Partnership is continued pursuant to Section 12.2 and the successor General Partner is not the former General Partner), such successor shall have the option, exercisable prior to the effective date of the withdrawal or removal of such Departing General Partner (or, in the event the business of the Partnership is continued, prior to the date the business of the Partnership is continued), to purchase the Combined Interest for such fair market value of such Combined Interest. In either event, the Departing General Partner shall be entitled to receive all reimbursements due such Departing General Partner pursuant to Section 7.4, including any employee-related liabilities (including severance liabilities), incurred in connection with the termination of any employees employed by the Departing General Partner or its Affiliates (other than any Group Member) for the benefit of the Partnership or the other Group Members.

For purposes of this Section 11.3(a), the fair market value of the Combined Interest shall be determined by agreement between the Departing General Partner and its successor or, failing agreement within 30 days after the effective date of such Departing General Partner’s withdrawal or removal, by an independent investment banking firm or other independent expert that is selected by the Departing General Partner and its successor and that, in turn, may rely on other experts, and the determination by which shall be conclusive as to such matter. If such parties cannot agree upon one independent investment banking firm or other independent expert within 45 days after the effective date of such withdrawal or removal, then the Departing General Partner shall designate an independent investment banking firm or other independent expert, the Departing General Partner’s successor shall designate an independent investment banking firm or other independent expert, and such firms or experts shall mutually select a third independent investment banking firm or independent expert, which third independent investment banking firm or other independent expert shall determine the fair market value of the Combined Interest. In making its determination, such third independent investment banking firm or other independent expert may consider the then-current trading price of Units on any National Securities Exchange on which Units are then listed or admitted to trading, the value of the Partnership’s assets, the rights and obligations of the Departing General Partner, the value of the General Partner Interest and other factors it may deem relevant.

(b)    If the Combined Interest is not purchased in the manner set forth in Section 11.3(a), the Departing General Partner (or its transferee) shall become a Limited Partner and its Combined Interest shall be converted into Common Units pursuant to a valuation made by an investment banking firm or other independent expert selected pursuant to Section 11.3(a), without reduction in such Partnership Interest (but subject to proportionate dilution by reason of the admission of its successor). Any successor General Partner shall indemnify the Departing General Partner (or its transferee) as to all debts and liabilities of the Partnership arising on or after the date on which the Departing General Partner (or its transferee) becomes a Limited Partner. For purposes of this Agreement, conversion of the Combined Interest of the Departing General Partner to Common Units will be characterized as if the Departing General Partner (or its transferee) contributed its Combined Interest to the Partnership in exchange for the newly issued Common Units.

(c)    If a successor General Partner is elected in accordance with the terms of Section 11.1 or Section 11.2 (or if the business of the Partnership is continued pursuant to Section 12.2 and the successor General Partner is not the former General Partner) and the option described in Section 11.3(a) is not exercised by the party entitled to do so, the successor General Partner shall, at the effective date of its admission to the Partnership, contribute to the Partnership cash in the amount equal to the product of (x) the quotient obtained by dividing (A) the Adjusted Percentage Interest of the General Partner Interest of the Departing General Partner by (B) a percentage equal to one hundred percent (100%) less the Adjusted Percentage Interest of the General Partner Interest of the Departing General Partner and (y) the Fair Market Value of the Partnership’s assets on such date, net of Liabilities.

(d)    In such event, such successor General Partner shall, subject to the following sentence, be entitled to its Adjusted Percentage Interest of all Partnership allocations and distributions to which the Departing General Partner was entitled. In addition, the successor General Partner shall cause this Agreement to be amended to reflect that, from and after the date of such successor General Partner’s admission, the successor General Partner’s interest in all Partnership distributions and allocations shall be its Adjusted Percentage Interest.

Section 11.4    Withdrawal of Limited Partners. No Limited Partner shall have any right to withdraw from the Partnership; provided, however, that when a transferee of a Limited Partner’s Limited Partner Interest becomes a Record Holder of the Limited Partner Interest so transferred, such transferring Limited Partner shall cease to be a Limited Partner with respect to the Limited Partner Interest so transferred.

ARTICLE XII

DISSOLUTION AND LIQUIDATION

Section 12.1    Dissolution. The Partnership shall not be dissolved by the admission of additional Limited Partners or by the admission of a successor General Partner in accordance with the terms of this Agreement. Upon the removal or withdrawal of the General Partner, if a successor General Partner is elected pursuant to Section 11.1, Section 11.2 or Section 12.2, the Partnership shall not be dissolved and such successor General Partner shall continue the business of the Partnership. The Partnership shall dissolve, and (subject to Section 12.2) its affairs shall be wound up, upon:

(a)    an Event of Withdrawal of the General Partner as provided in Section 11.1(a) (other than Section 11.1(a)(ii)), unless a successor is elected and, if applicable, the Partnership receives an Opinion of Counsel pursuant to Section 11.2 as to the matters set forth therein, and such successor is admitted to the Partnership pursuant to Section 10.2;

(b)    an election to dissolve the Partnership by the Board of Directors that is approved by the General Partner, in its sole discretion, and by the holders of (i) at least a majority of the Outstanding Common Units (including Series A Preferred Units, as provided in Section 5.8(b)(iii)(A), but excluding all Units owned by the General Partner and its Affiliates), voting as a separate class, and (ii) at least a majority of (A) the Outstanding Special Voting Units and (B) the Outstanding Common Units (including Series A Preferred Units, as provided in Section 5.8(b)(iii)(A)) owned by the General Partner and its Affiliates, voting together as a single class;

(c)    the entry of a decree of judicial dissolution of the Partnership pursuant to the provisions of the Delaware Act; or

(d)    at any time there are no Limited Partners, unless the Partnership is continued without dissolution in accordance with the Delaware Act.

Section 12.2    Continuation of the Business of the Partnership After Dissolution. Upon (a) dissolution of the Partnership following an Event of Withdrawal caused by the withdrawal or removal of the General Partner as provided in Section 11.1(a)(i) or (iii) and the failure of the Partners to select a successor to such Departing General Partner pursuant to Section 11.1 or Section 11.2, then, to the maximum extent permitted by law, within ninety (90) days thereafter or (b) dissolution of the Partnership upon an event constituting an Event of Withdrawal as defined in Section 11.1(a)(iv), (v) or (vi), then, to the maximum extent permitted by law, within one hundred eighty (180) days thereafter, the holders of a Unit Majority may elect to continue the business of the Partnership on the same terms and conditions set forth in this Agreement by appointing as a successor General Partner a Person approved by the holders of a Unit Majority. Unless such an election is made within the applicable time period as set forth above, the Partnership shall conduct only activities necessary to wind up its affairs. If such an election is so made, then:

(i)    the Partnership shall continue without dissolution unless earlier dissolved in accordance with this Article XII;

(ii)    if the successor General Partner is not the former General Partner, then the interest of the former General Partner shall be treated in the manner provided in Section 11.3; and

(iii)    the successor General Partner shall be admitted to the Partnership as General Partner, effective as of the Event of Withdrawal, by agreeing in writing to be bound by this Agreement;

provided, that the right of the holders of a Unit Majority to approve a successor General Partner and to continue the business of the Partnership shall not exist and may not be exercised unless the Partnership has received an Opinion of Counsel that the exercise of the right would not result in the loss of limited liability of any Limited Partner under the Delaware Act.

Section 12.3    Liquidator. Upon dissolution of the Partnership in accordance with the provisions of Article XII, the General Partner shall select one or more Persons to act as Liquidator. The Liquidator (if other than the

General Partner) shall be entitled to receive such compensation for its services as may be approved by holders of at least a majority of the Outstanding Common Units and Special Voting Units, voting together as a single class (including Series A Preferred Units, as provided in Section 5.8(b)(iii)(A)). The Liquidator (if other than the General Partner) shall agree not to resign at any time without fifteen (15) days’ prior notice and may be removed at any time, with or without cause, by notice of removal approved by holders of at least a majority of the Outstanding Common Units and Special Voting Units, voting together as a single class (including Series A Preferred Units, as provided in Section 5.8(b)(iii)(A)). Upon dissolution, removal or resignation of the Liquidator, a successor and substitute Liquidator (who shall have and succeed to all rights, powers and duties of the original Liquidator) shall within thirty (30) days thereafter be approved by holders of at least a majority of the Outstanding Common Units and Special Voting Units, voting together as a single class (including Series A Preferred Units, as provided in Section 5.8(b)(iii)(A)). The right to approve a successor or substitute Liquidator in the manner provided herein shall be deemed to refer also to any such successor or substitute Liquidator approved in the manner herein provided. Except as expressly provided in this Article XII, the Liquidator approved in the manner provided herein shall have and may exercise, without further authorization or consent of any of the parties hereto, all of the powers conferred upon the General Partner and the Board of Directors under the terms of this Agreement (but subject to all of the applicable limitations, contractual and otherwise, upon the exercise of such powers, other than the limitation on sale set forth in Section 7.3) necessary or appropriate to carry out the duties and functions of the Liquidator hereunder for and during the period of time required to complete the winding up and liquidation of the Partnership as provided for herein.

Section 12.4    Liquidation. The Liquidator shall proceed to dispose of the assets of the Partnership, discharge its liabilities and otherwise wind up its affairs in such manner and over such period as determined by the Liquidator, subject to Section 17-804 of the Delaware Act and the following:

(a)    The assets may be disposed of by public or private sale or by distribution in kind to one or more Partners on such terms as the Liquidator and such Partner or Partners may agree. If any property is distributed in kind, the Partner receiving the property shall be deemed for purposes of Section 12.4(c) to have received cash equal to its Fair Market Value, net of Liabilities; and contemporaneously therewith, appropriate cash distributions must be made to the other Partners. The Liquidator may defer liquidation or distribution of the Partnership’s assets for a reasonable time if it determines that an immediate sale or distribution of all or some of the Partnership’s assets would be impractical or would cause undue loss to the Partners. The Liquidator may distribute the Partnership’s assets, in whole or in part, in kind if it determines that a sale would be impractical or would cause undue loss to the Partners.

(b)    Liabilities of the Partnership include amounts owed to the Liquidator as compensation for serving in such capacity (subject to the terms of Section 12.3) and amounts to Partners otherwise than in respect of their distribution rights under Article VI. With respect to any liability that is contingent, conditional or unmatured or is otherwise not yet due and payable, the Liquidator shall either settle such claim for such amount as it thinks appropriate or establish a reserve of cash or other assets to provide for its payment. When paid, any unused portion of the reserve shall be distributed as additional liquidation proceeds.

(c)    All property and all cash in excess of that required to discharge liabilities as provided in Section 12.4(b) shall be distributed to the Partners in accordance with the priorities for distributions set forth in Article VI, and such distribution shall be made by the end of such taxable period (or, if later, within ninety (90) days after said date of such occurrence); provided that any cash in excess of that required to discharge liabilities as provided in Section 12.4(b) shall be distributed with respect to the Series A Preferred Units and Series A Senior Securities prior to any distribution of cash or cash equivalents with respect to the Series A Junior Securities. The amount of such distribution paid to the holders of Series A Preferred Units shall be the greater of (i) the Series A Liquidation Value and (ii) the amount that holders of Series A Preferred Units would receive had they converted Series A Preferred Units into the number of Common Units determined by multiplying the number of Series A Preferred Units held by such holder by the Series A Conversion Rate immediately prior to the distribution (regardless of whether the Series A Preferred Units are then convertible).

Section 12.5    Cancellation of Certificate of Limited Partnership. Upon the completion of the distribution of Partnership cash and property as provided in Section 12.4 in connection with the liquidation of the Partnership, the Certificate of Limited Partnership and all qualifications of the Partnership as a foreign limited partnership in jurisdictions other than the State of Delaware shall be canceled and such other actions as may be necessary to terminate the Partnership shall be taken.

Section 12.6    Return of Contributions. The General Partner shall not be personally liable for, and shall have no obligation to contribute or loan any monies or property to the Partnership to enable it to effectuate, the return of the Capital Contributions of the Limited Partners or Unitholders, or any portion thereof, it being expressly understood that any such return shall be made solely from assets of the Partnership.

Section 12.7    Waiver of Partition. To the maximum extent permitted by law, each Partner hereby waives any right to partition of the Partnership property.

ARTICLE XIII

AMENDMENT OF PARTNERSHIP AGREEMENT; MEETINGS; RECORD DATE; VOTING

Section 13.1    Amendments to the Partnership Agreement.

(a)    Each Partner agrees that the Board of Directors, without the approval of any Partner, may amend or modify, as applicable, any provision of this Agreement and execute, swear to, acknowledge, deliver, file and record whatever documents may be required in connection therewith, to reflect:

(i)    a change in the name of the Partnership, the location of the principal office of the Partnership, the registered agent of the Partnership or the registered office of the Partnership;

(ii)    admission, substitution, withdrawal or removal of Partners in accordance with this Agreement;

(iii)    a change that the Board of Directors determines to be necessary or appropriate to qualify or continue the qualification of the Partnership as a limited partnership or a partnership in which the Limited Partners have limited liability under the laws of any state or to ensure that the Operating Partnership and the Operating Partnership’s Subsidiaries will not be treated as associations taxable as corporations or otherwise taxed as entities for federal income tax purposes;

(iv)    a change that the Board of Directors determines (A) does not adversely affect the Limited Partners considered as a whole or any particular class of Partnership Interests as compared to other classes of Partnership Interests in any material respect, (B) to be necessary or appropriate to (1) satisfy any requirements, conditions or guidelines contained in any opinion, directive, order, ruling or regulation of any federal or state agency or judicial authority or contained in any federal or state statute (including the Delaware Act) or (2) facilitate the trading of the Units (including the division of any class or classes of Outstanding Units into different classes to facilitate uniformity of tax consequences within such classes of Units) or comply with any rule, regulation, guideline or requirement of any National Securities Exchange on which the Units are or will be listed or admitted to trading, (C) to be necessary or appropriate in connection with action taken by the Board of Directors pursuant to Section 5.6 or (D) is required to effect the intent of the provisions of this Agreement or is otherwise contemplated by this Agreement;

(v)    a change in the fiscal year or taxable year of the Partnership and any other changes that the Board of Directors determines to be necessary or appropriate as a result of a change in the fiscal year or taxable year of the Partnership including a change in the definition of “Quarter” and the dates on which distributions are to be made by the Partnership;

(vi)    an amendment that is necessary, in the Opinion of Counsel, to prevent the Partnership, the General Partner or their respective directors, officers, trustees or agents from in any manner being subjected to the provisions of the Investment Company Act of 1940, as amended, the Investment Advisers Act of 1940, as amended, or “plan asset” regulations adopted under the Employee Retirement Income Security Act of 1974, as amended, regardless of whether such are substantially similar to plan asset regulations currently applied or proposed by the United States Department of Labor;

(vii)    an amendment that the Board of Directors determines to be necessary or appropriate in connection with the authorization or issuance of any class or series of Partnership Interests pursuant to Section 5.4;

(viii)    any amendment expressly permitted in this Agreement to be made by the Board of Directors acting alone;

(ix)    an amendment effected, necessitated or contemplated by a Merger Agreement approved in accordance with Section 14.3;

(x)    an amendment that the Board of Directors determines to be necessary or appropriate to reflect and account for the formation by the Partnership of, or investment by the Partnership in, any corporation, partnership, joint venture, limited liability company or other entity, in connection with the conduct by the Partnership of activities permitted by the terms of Section 2.4;

(xi)    a merger, conveyance or conversion pursuant to Section 14.3(d);

(xii)    a modification pursuant to Section 15.11 with respect to any annual meeting of Limited Partners; or

(xiii)    any other amendments substantially similar to the foregoing.

(b)    Each Partner agrees that the General Partner, without the approval of any other Partner, may, in its sole discretion, amend any provision of this Agreement and execute, swear to, acknowledge, deliver, file and record whatever documents may be required in connection therewith, in connection with such changes to the ownership structure of OpCo Common Units and Special Voting Units held by the General Partner or its Affiliates as may be required to avoid adverse tax consequences resulting from changes to tax laws, so long as such amendment is not materially adverse to the Partnership or the Limited Partners.

(c)    Each Partner agrees that, without the approval of any Partner, the Board of Directors may amend any provision of this Agreement in such manner as the Board of Directors determines to be necessary or appropriate to prevent the consolidation of the Partnership Group’s financial results with those of NEE and its Subsidiaries (other than Group Members) under U.S. GAAP, so long as such amendment is not materially adverse to the Partnership or the Limited Partners.

Section 13.2    Amendment Procedures. Amendments to this Agreement may be proposed only by the General Partner, to the extent permitted under Section 13.1(b), or by the Board of Directors in accordance with the terms of this Agreement. To the fullest extent permitted by law, neither the General Partner nor the Board of Directors shall have any duty or obligation to propose or approve any amendment to this Agreement, and each of the General Partner and the Board of Directors may decline to do so free of any duty or obligation whatsoever to the Partnership, any Limited Partner or any other Person bound by this Agreement, and, in declining to propose or approve an amendment to this Agreement, to the fullest extent permitted by law shall not be required to act in good faith or pursuant to any other standard imposed by this Agreement, any Group Member Agreement, any other agreement contemplated hereby or under the Delaware Act or any other law, rule or regulation or at equity, and the General Partner or Board of Directors in determining whether to propose or approve any amendment to this Agreement shall be permitted to do so in its sole and absolute discretion. An amendment to this Agreement shall be effective upon its approval by the General Partner or Board of Directors, as applicable, and, except as otherwise provided by Section 13.1 or Section 13.3, the holders of a Unit Majority, unless a different percentage of Outstanding Units is required under this Agreement; provided that, subject to Section 13.1(c), any amendment to Article VI, Article VII, Section 13.1(b), Section 13.1(c), Section 13.2, Section 13.4, Section 13.9, Section 13.13 or Article XV, or any defined terms used therein, shall require the approval of the holders of (a) at least a majority of the Outstanding Common Units (including Series A Preferred Units, as provided in Section 5.8(b)(iii)(A), but excluding all Units owned by the General Partner and its Affiliates), voting as a separate class, and (b) at least a majority of (i) the Outstanding Special Voting Units and (ii) the Outstanding Common Units (including Series A Preferred Units, as provided in Section 5.8(b)(iii)(A)) owned by the General Partner and its Affiliates, voting together as a single class. For the avoidance of doubt, any modification or waiver of any terms set forth in Article XV of this Agreement made by the Board of Directors pursuant to Section 15.11 shall not constitute an amendment of this Agreement. Each proposed amendment that requires the approval of the holders of a specified percentage of Outstanding Units or class of Limited Partners shall be set forth in a writing that contains the text of the proposed amendment. If such an amendment is proposed, the General Partner or the Board of Directors, as applicable, shall seek the written approval of the requisite percentage of Outstanding Units or class of Limited Partners or call a meeting of the Unitholders to consider and vote on such proposed amendment. The Board of Directors shall notify all Record Holders upon final adoption of any amendments. The General Partner and the Board of Directors shall be deemed to have notified all Record Holders as required by this Section 13.2 if the Partnership has posted or made accessible such amendment through the Partnership’s or the Commission’s website.

Section 13.3    Amendment Requirements.

(a)    Notwithstanding the provisions of Section 13.1 and Section 13.2, no provision of this Agreement that establishes a percentage of Outstanding Units (including Units deemed owned by the General Partner) or class of Limited Partners required to take any action shall be amended, altered, changed, repealed or rescinded in any respect that would have the effect of (i) in the case of any provision of this Agreement other than Section 11.2 or Section 13.4, reducing such percentage or (ii) in the case of Section 11.2 or Section 13.4(b), increasing such percentages, unless such amendment is approved by the written consent or the affirmative vote of holders of Outstanding Common Units and Special Voting Units, voting together as a single class (including Series A Preferred Units, as provided in Section 5.8(b)(iii)(A)), whose aggregate Outstanding Common Units and Special Voting Units, voting together as a single class (including Series A Preferred Units, as provided in Section 5.8(b)(iii)(A)), constitute (x) in the case of a reduction as described in subclause (a)(i) hereof, not less than the voting requirement sought to be reduced, (y) in the case of an increase in the percentage in Section 11.2, not less than ninety percent (90%) of the Outstanding Units or (z) in the case of an increase in the percentage in Section 13.4(b), not less than a majority of the Outstanding Units.

(b)    Notwithstanding the provisions of Section 13.1 and Section 13.2, no amendment to this Agreement may (i) enlarge the obligations of any Limited Partner without its consent, unless such shall be deemed to have occurred as a result of an amendment approved pursuant to Section 13.3(c) or (ii) enlarge the obligations of, restrict in any way any action by or rights of or reduce in any way the amounts distributable, reimbursable or otherwise payable to, the General Partner or any of its Affiliates without its consent, which consent may be given or withheld at its option.

(c)    Except as provided in Section 14.3, and without limitation of the General Partner’s or Board’s authority to adopt amendments to this Agreement without the approval of any Partner as contemplated in Section 13.1, any amendment (including by merger or otherwise) that would have a material adverse effect on the rights or preferences of any class of Partnership Interests in relation to other classes of Partnership Interests must be approved by the holders of not less than a majority of the Outstanding Partnership Interests of the class affected. For the avoidance of doubt, any amendment (including by merger or otherwise) adversely affecting the distribution, liquidation or conversion rights (including in connection with a Series A Change of Control) of the Series A Preferred Unitholders or the ranking or seniority of the Series A Preferred Units in relation to any other class of Partnership Interests would require approval pursuant to the foregoing sentence; provided that (i) for so long as (y) each Series A Purchase Agreement Purchaser (together with such Purchaser’s then-Affiliates) continues to be the Record Holder or beneficial owner of at least twenty-five percent (25%) of the Outstanding Series A Preferred Units, and (z) a Series A Purchaser Change of Control has not occurred with respect to any

Series A Purchase Agreement Purchaser, any amendments that require approval under this sentence must be approved by Series A Preferred Unitholders holding at least sixty-six and two thirds percent (66 2/3%) of the Outstanding Series A Preferred Units; and (ii) from and after such time as (y) any Series A Purchase Agreement Purchaser (together with such Purchaser’s then-Affiliates) ceases to be the Record Holder or beneficial owner of at least twenty-five percent (25%) of the Outstanding Series A Preferred Units, or (z) a Series A Purchaser Change of Control occurs with respect to any Series A Purchase Agreement Purchaser, any amendments that require approval under this sentence must be approved by holders of not less than a majority of the Outstanding Series A Preferred Unitholders (the vote required by clause (i) or (ii), as applicable, of the foregoing proviso, the “Series A Required Voting Percentage”). Without limiting the generality of the foregoing sentence, any amendment shall be deemed to have such a material adverse effect on the rights or preferences of the Series A Preferred Units if such amendment would:

(i)    Reduce the Series A Distribution Amount, change the form of payment of distributions on the Series A Preferred Units, defer the date from which distributions on the Series A Preferred Units will accrue, cancel any accrued Series A Unpaid Distributions, or change the seniority rights of the Series A Preferred Unitholders as to the payment of distributions in relation to the holders of any other class or series of Partnership Interests;

(ii)    Reduce the amount payable or change the form of payment to the Record Holders of the Series A Preferred Units upon the voluntary or involuntary liquidation, dissolution or winding up of the Partnership, or change the seniority of the liquidation preferences of the Record Holders of the Series A Preferred Units in relation to the rights upon liquidation of the holders of any other class or series of Partnership Interests;

(iii)    Make the Series A Preferred Units redeemable or convertible at the option of the Partnership other than as set forth herein; or

(iv)    Adversely amend the provisions of Section 5.5(c), Section 5.8(b)(iii)(D) or Section 5.8(b)(x).

(d)    Notwithstanding any other provision of this Agreement, any amendment to the provisions relating to the IDR Fee contained in the Management Services Agreement that would materially adversely affect the holders of the Common Units shall be approved by holders of a Unit Majority.

(e)    Notwithstanding any other provision of this Agreement, prior to the approval by the Partnership, as a holder of OpCo Common Units, of (i) any amendment of the OpCo Partnership Agreement that requires approval by holders of a “Unit Majority” (as defined therein), such amendment shall also be approved by holders of a Unit Majority hereunder, and (ii) any amendment of the OpCo Partnership Agreement that requires approval by holders of at least ninety percent (90%) of the OpCo Common Units, such amendment shall also be approved by holders of at least ninety percent (90%) of the Outstanding Units hereunder.

(f)    Notwithstanding any other provision of this Agreement, except for amendments pursuant to Section 13.1 and except as otherwise provided by Section 14.3(b), no amendments shall become effective without the approval of the holders of at least ninety percent (90%) of the Outstanding Units unless the Partnership obtains an Opinion of Counsel to the effect that such amendment will not affect the limited liability of any Limited Partner under applicable partnership law of the state under whose laws the Partnership is organized.

(g)    Except as provided in Section 13.1, this Section 13.3 shall only be amended with the approval of the holders of at least ninety percent (90%) of the Outstanding Units; provided that clauses (d) and (e)(i) of this Section 13.3 may be amended with the approval of the holders of a Unit Majority.

Section 13.4    Annual and Special Meetings. All acts of Limited Partners to be taken pursuant to this Agreement shall be taken in the manner provided in this Article XIII. Meetings of the Limited Partners for the election of Directors or for any other purpose shall be held at such time and place, either within or without the State of Delaware, as shall be designated from time to time by the Board of Directors.

(a)    An annual meeting of the Limited Partners for the election of Directors shall be held on such date and at such time as shall be designated from time to time by the Board of Directors. Limited Partners shall not be entitled to bring business at any annual meeting of Limited Partners except pursuant to Rule 14a-8 promulgated under the Exchange Act.

(b)    Special meetings of the Limited Partners may be called by the Board of Directors (or any committee thereof duly authorized to call such a meeting), by the General Partner or by Limited Partners owning (without giving effect to Section 13.13) twenty percent (20%) or more of the Outstanding Units of the class or classes for which a meeting is proposed, subject to compliance with the provisions of this Section 13.4(b).

(i)    Limited Partners may call a special meeting of Limited Partners by delivering to the Secretary of the Partnership one or more requests in writing stating that the signing Limited Partners wish to call a special meeting of all Limited Partners and indicating the specific purposes for which the special meeting is to be called; provided, however, that the Limited Partners shall be entitled to call a special meeting only to remove LP Elected Directors for Cause or the General Partner and not to conduct any other business. No other business may be brought by any Limited Partner before such special meeting except the business listed in the related request; provided that nominations of Directors shall not be permitted at any special meeting requested by Limited Partners. To be in proper written form, a request for a special meeting of Limited Partners must set forth in writing the following:

(A)    as to the Limited Partner or Limited Partners making the request and the beneficial owner, if any, on whose behalf the proposal is made:

(1)    the name and address of such Limited Partner or Limited Partners as they appear on the Partnership’s books, and of such beneficial owner or beneficial owners, if any;

(2)    information about all holdings or other interests in the Partnership’s securities, including: (I) the class or series and number of Units or other Limited Partner Interests that are, directly or indirectly, owned of record or owned beneficially by the Limited Partner(s) and such beneficial owner(s), if any, and a representation that the Limited Partner(s) and beneficial owner(s), if any, will notify the Partnership in writing of the class or series and number of such Units or other Limited Partner Interests owned of record and beneficially as of the Record Date for the meeting, promptly following the later of the Record Date and the date notice of the Record Date is first publicly announced; (II) any Derivative Partnership Interests directly or indirectly owned beneficially by such Limited Partner(s) and beneficial owner(s), if any, and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of Limited Partner Interests; (III) any proxy, contract, arrangement, understanding or relationship pursuant to which such Limited Partner(s) and beneficial owner(s), if any, have a right to vote any security of the Partnership; (IV) any short interest in any security of the Partnership (for purposes hereof, a person or entity shall be deemed to have a short interest in a security if such person or entity directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security); (V) any rights to distributions from the Limited Partner Interests of the Partnership owned beneficially by such Limited Partner(s) and beneficial owner(s), if any, that are separated or separable from the underlying securities of the Partnership; (VI) any proportionate interest in Limited Partner Interests or Derivative Partnership Interests held, directly or indirectly, by (xx) a general or limited partnership in which such Limited Partner(s) and beneficial owner(s), if any, are general partners or, directly or indirectly, beneficially own an interest in a general partner, (yy) a limited liability company in which such Limited Partner(s) and beneficial owner(s), if any, are managing members or, directly or indirectly, beneficially own an interest in a managing member or (zz) another entity or enterprise in which such Limited Partner(s) and beneficial owner(s), if any, serve in a similar management capacity or directly or indirectly, beneficially own an interest in an entity or enterprise that serves in such a management capacity; and (VII) any performance-related fees (other than an asset-based fee) that such Limited Partner(s) and beneficial owner(s), if any, are entitled to be based on any increase or decrease in the value of Limited Partner Interests or Derivative Partnership Interests, if any, as of the date of such request, including any such interests held by such Limited Partners’ and beneficial owners’, if any, Affiliates, any person or entity with whom such Limited Partners and beneficial owners, if any, is acting in concert or members of such Limited Partners’ and beneficial owners’, if any, immediate family sharing the same household (which information shall be supplemented by such Limited Partner(s) and beneficial owner(s), if any, not later than ten (10) days after the later of the Record Date for the special meeting or the date on which the Record Date for such special meeting is first publicly announced);

(3)    a representation that each Limited Partner is a holder of record of Limited Partner Interests entitled to vote at such special meeting on the removal of LP Elected Directors or the General Partner and intends to appear in person or by proxy at such meeting to propose such removal; and

(4)    any other information relating to such Limited Partner(s) and beneficial owner(s), if any, that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.

(B)    in addition, the request must include the following:

(1)    the identity of the LP Elected Director (or LP Elected Directors) or the General Partner sought to be removed at the meeting, the reason for the proposed removal and any material interest of such Limited Partner(s) and beneficial owner(s), if any, in connection with such removal;

(2)    a brief statement as to how such Limited Partner(s) intend to vote on such removal; and

(3)    a description of all agreements, arrangements and understandings, whether written or oral, between such Limited Partner(s) and beneficial owner(s), if any, and any other person or persons (including the names of such persons) in connection with the proposal of such matter by such Limited Partner(s).

(ii)    Within sixty (60) days after receipt of a request from Limited Partners or within such greater time as may be reasonably necessary for the Partnership to comply with any statutes, rules, regulations, listing agreements or similar requirements governing the holding of a meeting or the solicitation of proxies for use at such a meeting, the Board of Directors shall send a notice of the meeting to the Limited Partners either directly or indirectly. A meeting shall be held at a time and place determined by the Board of Directors on a date not less than ten (10) days nor more than sixty (60) days after the time notice of the meeting is given as provided in Section 16.1.

(iii)    If the notice requirements set forth in this Section 13.4(b) are satisfied by the Limited Partners requesting a special meeting and such Limited Partners’ proposal has been included in a proxy statement that has been prepared by management of the Partnership to solicit proxies for the applicable special meeting of Limited Partners and such Limited Partners do not appear or send a qualified representative to present such proposal at such meeting, the Partnership need not present such proposal for a vote at such meeting, notwithstanding that proxies in respect of such vote may have been received by the Partnership. For purposes of this Section 13.4(b), to be considered a qualified representative of a Limited Partner, a person must be authorized by a writing executed by such Limited Partner or an electronic transmission delivered by such Limited Partner to the Secretary of the Partnership (in the case of a writing, delivered in person or by facsimile, or sent by U.S. certified mail and received, at the principal executive offices of the Partnership) to act for such Limited Partner as proxy at the meeting of Limited Partners, and such person must produce such writing or electronic transmission, or a reliable printed reproduction of such writing or electronic transmission, at the meeting of Limited Partners.

(iv)    Limited Partners shall not be permitted to vote on matters that would cause the Limited Partners to be deemed to be taking part in the management and control of the business and affairs of the Partnership so as to jeopardize the Limited Partners’ limited liability under the Delaware Act or the law of any other state in which the Partnership is qualified to do business. If any such vote were to take place, it shall be deemed null and void to the extent necessary so as not to jeopardize the Limited Partners’ limited liability under the Delaware Act or the law of any other state in which the Partnership is qualified to do business.

(v)    Notwithstanding the foregoing provisions of this Section 13.4(b), a Limited Partner shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder, and all applicable rules and requirements of the National Securities Exchange on which the Common Units are listed or admitted to trading or, if the Common Units are not so listed or admitted to trading, the quotation system on which the Partnership’s securities are listed or quoted, in each case, with respect to the matters set forth in this Section 13.4(b); provided, however, that any references in this Agreement to the Exchange Act or the rules promulgated thereunder are not intended to and shall not limit the requirements applicable to proposals as to any business to be considered pursuant to this Section 13.4(b). Nothing in this Section 13.4(b) shall be deemed to affect any rights of Limited Partners to request inclusion of proposals in the Partnership’s proxy statement pursuant to Rule 14a-8 (or any successor provision) promulgated under the Exchange Act.

Section 13.5    Notice of a Meeting. Notice of an annual meeting of Limited Partners called pursuant to Section 13.4(a) shall be given to the Record Holders of all Outstanding Units by mail or other means of written communication in accordance with Section 16.1. Notice of a special meeting called pursuant to Section 13.4(b) shall be given to the Record Holders of the class or classes of Units for which a meeting is proposed in writing by mail or other means of written communication in accordance with Section 16.1.

Section 13.6    Record Date. For purposes of determining the Limited Partners who are Record Holders of the class or classes of Limited Partner Interests entitled to notice of or to vote at a meeting of the Limited Partners or to give approvals without a meeting as provided in Section 13.11, the Board of Directors shall set a Record Date, which shall not be less than ten (10) nor more than sixty (60) days before (a) the date of the meeting (unless such requirement conflicts with any rule, regulation, guideline or requirement of any National Securities Exchange on which the Units are listed or admitted to trading or U.S. federal securities laws, in which case the rule, regulation, guideline or requirement of such National Securities Exchange or U.S. federal securities laws shall govern) or (b) in the event that approvals are sought without a meeting, the date by which such Limited Partners are requested in writing by the Board of Directors to give such approvals.

Section 13.7    Postponement and Adjournment. Prior to the date upon which any meeting of Limited Partners is to be held, the Board of Directors may postpone such meeting one or more times for any reason by giving notice to each Limited Partner entitled to vote at the meeting so postponed of the place, date and hour at which such meeting would be held. Such notice shall be given not fewer than two (2) days before the date of such meeting and otherwise in accordance with this Article XIII. When a meeting is postponed, a new Record Date need not be fixed unless the aggregate amount of such postponement shall be for more than forty-five (45) days after the original meeting date. Any meeting of Limited Partners may be adjourned by the Board of Directors (or any authorized committee of the Board of Directors) one or more times for any reason, including the failure of a quorum to be present at the meeting with respect to any proposal or the failure of any proposal to receive sufficient votes for approval. No vote of the Limited Partners shall be required for any adjournment. A meeting of Limited Partners may be adjourned by the Board of Directors as to one or more proposals regardless of whether action has been taken on other matters. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting and a new Record Date need not be fixed, if the time and place thereof are announced at the meeting at which the adjournment is taken, unless such adjournment shall be for more than forty-five (45) days. If the adjournment is for more than forty-five (45) days or if a new Record Date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given in accordance with this Article XIII. At any adjourned meeting, the Partnership may transact any business which might have been transacted at the original meeting.

Section 13.8    Waiver of Notice of a Meeting. The transactions of any meeting of Limited Partners, however called and noticed, and whenever held, shall be as valid as if they had occurred at a meeting duly held after call and notice in accordance with Section 13.4 and this Section 13.5, if a quorum is present either in person or by proxy. Attendance of a Limited Partner at a meeting shall constitute a waiver of notice of the meeting, except when the Limited Partner attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened; and except that attendance at a meeting is not a waiver of any right to disapprove of any matters submitted for consideration or to object to the failure to submit for consideration any matters required to be included in the notice of the meeting, but not so included, if such objection is expressly made at the beginning of the meeting.

Section 13.9    Quorum and Voting.

(a)    (i) The presence, in person or by proxy, of holders of a majority of the voting power of the Outstanding Units of the class or classes for which a meeting has been called (including Outstanding Units deemed owned by the General Partner and its Affiliates) shall constitute a quorum at a meeting of Limited Partners of such class or classes unless any such action by the Limited Partners requires approval by holders of a different percentage of such Units, in which case the quorum shall be such different percentage. (ii) At any meeting of the Limited Partners duly called and held in accordance with this Agreement at which a quorum is present, the act of Limited Partners holding Outstanding Units that in the aggregate represent a majority of the Outstanding Units entitled to vote at such meeting (on all matters on which the holders of all Units vote together as a single class) or a majority of the Outstanding Units of each class entitled to vote at such meeting (on all matters on which the holders of each class of Units vote separately by class) shall be deemed to constitute the act of all Limited Partners, unless a different percentage or class vote is required with respect to such action under the provisions of this Agreement, in which case the act of the Limited Partners holding Outstanding Units that in the aggregate represent at least such different percentage with respect to the Outstanding Units entitled to vote at such meeting (on all matters on which the holders of all Units vote together as a single class) or a majority of the Outstanding Units of each class entitled to vote at such meeting (on all matters on which the holders of each class of Units vote separately by class) shall be required; provided, in each case, the vote of any such quorum shall be subject to the provisions of Section 13.13. (iii) The Limited Partners present at a duly called or held meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the exit of enough Limited Partners to leave less than a quorum, if any action taken (other than adjournment) is approved by the required percentage of Outstanding Units or class of Limited Partner Interests specified in this Agreement.

(b)    If a quorum exists, a nominee for LP Elected Director shall be elected to the Board of Directors if, subject to Section 13.13, the votes cast for such nominee’s election by Limited Partners present in person or represented by proxy at the meeting and entitled to vote on the matter exceed the votes cast by such Limited Partners against such nominee’s election; provided, however, that if the number of persons considered by the Limited Partners for election as LP Elected Directors exceeds the total number of LP Elected Directors to be elected, LP Elected Directors shall be elected by a plurality of the votes cast; provided, further, that all persons considered for election (other than those recommended for nomination by or at the direction of the Chief Executive Officer of the Partnership, the Board of Directors or any duly authorized committee thereof) shall have met all applicable requirements and procedures in being placed in nomination and considered for election, including the requirements set forth in this Agreement and in all applicable laws, rules and regulations.

(c)    If a quorum exists, an LP Elected Director shall be removed from the Board of Directors if, subject to Section 13.13, the votes cast for such LP Elected Director’s removal by the Limited Partners present in person or represented by proxy at the meeting and entitled to vote on the matter exceeds the votes cast by such Limited Partners against such LP Elected Director’s removal.

Section 13.10    Conduct of a Meeting. The Board of Directors shall have full power and authority concerning the manner of conducting any meeting of the Limited Partners or solicitation of approvals in writing, including the determination of Persons entitled to vote, the existence of a quorum, the satisfaction of the requirements of Section 13.4, the conduct of voting, the validity and effect of any proxies and the determination of any controversies, votes or challenges arising in connection with or during the meeting or voting. The Board of Directors shall designate a Person to serve as chairman of any meeting and shall further designate a Person to take the minutes of any meeting. All minutes shall be kept with the records of the Partnership maintained by the Partnership. The Board of Directors may make such other regulations consistent with applicable law and this Agreement as it may deem advisable concerning the conduct of any meeting of the Limited Partners or solicitation of approvals in writing, including regulations in regard to the appointment of proxies, the appointment and duties of inspectors of votes and approvals, the submission and examination of proxies and other evidence of the right to vote and the submission and revocation of approvals in writing.

Section 13.11    Action Without a Meeting. If authorized by the Board of Directors, any action that may be taken at a meeting of the Limited Partners may be taken without a meeting if an approval in writing setting forth the action so taken is signed by Limited Partners owning not less than the minimum percentage of the Outstanding Units (including Units deemed owned by the General Partner and its Affiliates) that, subject to Section 13.13, would be necessary to authorize or take such action at a meeting at which all the Limited Partners were present and voted (unless such provision conflicts with any rule, regulation, guideline or requirement of any National Securities Exchange on which the Units are listed or admitted to trading, in which case the rule, regulation, guideline or requirement of such National Securities Exchange shall govern). Prompt notice of the taking of action without a meeting shall be given to the Limited Partners who have not approved in writing. The Board of Directors may specify that any written ballot submitted to Limited Partners for the purpose of taking any action without a meeting shall be returned to the Partnership within the time period, which shall be not less than twenty (20) days, specified by the Board of Directors. If a ballot returned to the Partnership does not vote all of the Outstanding Units held by such Limited Partners, the Partnership shall be deemed to have failed to receive a ballot for the Outstanding Units that were not voted.

Section 13.12    Right to Vote and Related Matters.

(a)    Only those Record Holders of the Outstanding Units on the Record Date set pursuant to Section 13.6 (and also subject to the limitations contained in the definition of “Outstanding”) shall be entitled to notice of, and to vote at, a meeting of Limited Partners or to act with respect to matters as to which the holders of the Outstanding Units have the right to vote or to act. All references in this Agreement to votes of, or other acts that may be taken by, the Outstanding Units shall be deemed to be references to the votes or acts of the Record Holders of such Outstanding Units.

(b)    With respect to Units that are held for a Person’s account by another Person that is the Record Holder (such as a broker, dealer, bank, trust company or clearing corporation, or an agent of any of the foregoing), such Record Holder shall, in exercising the voting rights in respect of such Units on any matter, and unless the arrangement between such Persons provides otherwise or as otherwise permitted by the applicable rules and requirements of the National Securities Exchange on which the Common Units are listed or admitted to trading, vote such Units in favor of, and in accordance with the direction of, the Person who is the beneficial owner of such Units, and the Partnership shall be entitled to assume such Record Holder is so acting without further inquiry. The provisions of this Section 13.12(b) (as well as all other provisions of this Agreement) are subject to the provisions of Section  4.3.

Section 13.13    Reductions in Voting Power(a) .

(a)    Five Percent (5%) Voting Limitation. If any Person acquires or holds Limited Partner Interests in an amount that would result in such Person’s owning, controlling or holding, together with the members of any related Group, the power to vote five percent (5%) or more of the then Outstanding Limited Partner Interests, then such Person, and any related Group (with the voting limitation set forth herein being applied to each member pro rata within such Group), shall be entitled to vote not more than five percent (5%) of such Outstanding Limited Partner Interests in the election or removal of LP Elected Directors, and the amount of Limited Partner Interests held by such Person and by any related Group in excess of five percent (5%) in voting power shall not be entitled to vote in the election or removal of LP Elected Directors.

(b)    Other Voting Limitations. If any Person acquires or holds Limited Partner Interests in an amount that would result in such Person’s owning, controlling or holding, together with the members of any related Group, the power to vote ten percent (10%) or more of the Limited Partner Interests present and actually voted on any matter (provided, however, that the provisions of this Section 13.13(b) shall be given effect after giving effect to Section 13.13(a)), then the voting power of such Person and any related Group (with the voting limitation set forth herein being applied to each member pro rata within such Group) shall be reduced as follows:

(i)    If such Person is not the General Partner or any of its Affiliates, then such Person, together with any related Group, shall be entitled to vote not more than 9.99% of such Limited Partner Interests present and actually voted on any matter (including the election or removal of LP Elected Directors), and the amount of Limited Partner Interests held by such Person and by any related Group equaling ten percent (10%) or greater in voting power shall be voted proportionally with all other votes of holders of Limited Partner Interests on such matter.

(ii)    If such Person is the General Partner or any of its Affiliates, then such Person, together with any related Group, shall be entitled to vote not more than 9.99% of such Limited Partner Interests present and actually voted in the election or removal of LP Elected Directors, and the amount of Limited Partner Interests held by such Person and by any related Group equaling ten percent (10%) or greater in voting power shall be voted proportionally in the election or removal of LP Elected Directors with all other votes of holders of Limited Partner Interests in the election or removal of LP Elected Directors; provided that this Section 13.13(b)(ii) shall not apply to voting rights on any matter other than the election or removal of LP Elected Directors.

(c)    The incremental voting power voted proportionally pursuant to Section 13.13(b) shall be rounded to the nearest whole Unit (with fractional Units equal to or greater than 0.5 Unit being rounded to the next higher Unit).

Section 13.14    Special Voting Units. Each of the Partners and each other Person who may acquire Partnership Interests agrees that the holders of Special Voting Units shall be entitled to receive notice of, be included in any requisite quora for and participate in any and all approvals, votes or other actions of the Partners on a pro rata basis as, and treating such Persons for all purposes as if they are, Limited Partners holding Common Units, including any and all notices, quora, approvals, votes and other actions that may be taken pursuant to the requirements of the Delaware Act or any other applicable law, rule or regulation, except as otherwise explicitly provided hereunder. The affirmative vote of the holders of a majority of the voting power of all Special Voting Units voting separately as a class shall be required to alter, amend or repeal this Section  13.14 or to adopt any provision inconsistent therewith.

ARTICLE XIV

MERGER, CONSOLIDATION OR CONVERSION

Section 14.1    Authority. The Partnership may merge or consolidate with or into one or more corporations, limited liability companies, statutory trusts or associations, real estate investment trusts, common law trusts or unincorporated businesses, including a partnership (whether general or limited (including a limited liability partnership)) or convert into any such entity, whether such entity is formed under the laws of the State of Delaware or any other state of the United States of America, pursuant to a written plan of merger or consolidation (“Merger Agreement”) or a written plan of conversion (“Plan of Conversion”), as the case may be, in accordance with this Article XIV.

Section 14.2    Procedure for Merger, Consolidation or Conversion.

(a)    Merger, consolidation or conversion of the Partnership pursuant to this Article XIV requires the prior consent of the General Partner, which consent may be granted or withheld in its sole discretion, and approval of the Board of Directors; provided, however, that, to the fullest extent permitted by law, the General Partner and the Board of Directors shall have no duty or obligation to consent to any merger, consolidation or conversion of the Partnership and may decline to do so free of any duty or obligation whatsoever to the Partnership or any Limited Partner and, in declining to consent to a merger, consolidation or conversion, shall not be required to act in good faith or pursuant to any other standard imposed by this Agreement, any other agreement contemplated hereby or under the Delaware Act or any other law, rule or regulation or at equity, and the General Partner and Board of Directors, in determining whether to consent to any merger, consolidation or conversion of the Partnership, shall be permitted to do so in their sole and absolute discretion.

(b)    If the Board of Directors approves, and if the General Partner shall determine to consent to, the merger or consolidation, the Board of Directors shall authorize the officers of the Partnership to execute, deliver and perform the Merger Agreement, which shall set forth:

(i)    name and state of domicile of each of the business entities proposing to merge or consolidate;

(ii)    the name and state of domicile of the business entity that is to survive the proposed merger or consolidation (the “Surviving Business Entity”);

(iii)    the terms and conditions of the proposed merger or consolidation;

(iv)    the manner and basis of exchanging or converting the equity securities of each constituent business entity for, or into, cash, property or interests, rights, securities or obligations of the Surviving Business Entity; and (A) if any general or limited partner interests, securities or rights of any constituent business entity are not to be exchanged or converted solely for, or into, cash, property or general or limited partner interests, rights, securities or obligations of the Surviving Business Entity, the cash, property or interests, rights, securities or obligations of any general or limited partnership, corporation, trust, limited liability company, unincorporated business or other entity (other than the Surviving Business Entity) which the holders of such general or limited partner interests, securities or rights are to receive in exchange for, or upon conversion of their interests, securities or rights; and (B) in the case of securities represented by certificates, upon the surrender of such certificates, which cash, property or general or limited partner interests, rights, securities or obligations of the Surviving Business Entity or any general or limited partnership, corporation, trust, limited liability company, unincorporated business or other entity (other than the Surviving Business Entity), or evidences thereof, are to be delivered;

(v)    a statement of any changes in the constituent documents or the adoption of new constituent documents (the articles or certificate of incorporation, articles of trust, declaration of trust, certificate or agreement of limited partnership, operating agreement or other similar charter or governing document) of the Surviving Business Entity to be effected by such merger or consolidation;

(vi)    the effective time of the merger, which may be the date of the filing of the certificate of merger pursuant to Section 14.4 or a later date specified in or determinable in accordance with the Merger Agreement (provided, that if the effective time of the merger is to be later than the date of the filing of such certificate of merger, the effective time shall be fixed at a date or time certain at or prior to the time of the filing of such certificate of merger and stated therein); and

(vii)    such other provisions with respect to the proposed merger or consolidation that the Board of Directors determines to be necessary or appropriate.

(c)    If the Board of Directors approves, and if the General Partner shall determine, in its sole discretion, to consent to, the conversion, the Board of Directors shall authorize the officers of the Partnership to execute, deliver and perform the Plan of Conversion, which shall set forth:

(i)    the name of the converting entity and the converted entity;

(ii)    a statement that the Partnership is continuing its existence in the organizational form of the converted entity;

(iii)    a statement as to the type of entity that the converted entity is to be and the state or country under the laws of which the converted entity is to be incorporated, formed or organized;

(iv)    the manner and basis of exchanging or converting the equity securities of each constituent business entity for, or into, cash, property or interests, rights, securities or obligations of the converted entity;

(v)    in an attachment or exhibit, the certificate of limited partnership of the Partnership;

(vi)    in an attachment or exhibit, the certificate of limited partnership, articles of incorporation or other organizational documents of the converted entity;

(vii)    the effective time of the conversion, which may be the date of the filing of the articles of conversion or a later date specified in or determinable in accordance with the Plan of Conversion (provided, that if the effective time of the conversion is to be later than the date of the filing of such articles of conversion, the effective time shall be fixed at a date or time certain at or prior to the time of the filing of such articles of conversion and stated therein); and

(viii)    such other provisions with respect to the proposed conversion that the Board of Directors determines to be necessary or appropriate.

Section 14.3    Approval by Limited Partners. Except as provided in Section 14.3(d), the Board of Directors, upon its approval of the Merger Agreement or the Plan of Conversion, as the case may be, shall direct that the Merger Agreement or the Plan of Conversion, as applicable, be submitted to a vote of Limited Partners, whether at a special meeting or by written consent, in either case in accordance with the requirements of Article XIII. A copy or a summary of the Merger Agreement or the Plan of Conversion, as the case may be, shall be included in or enclosed with the notice of a special meeting or the written consent and, subject to any applicable requirements of Regulation 14A pursuant to the Exchange Act or successor provision, no other disclosure regarding the proposed merger, consolidation or conversion shall be required.

(a)    Except as provided in Section 14.3(d) and Section 14.3(e), the Merger Agreement or Plan of Conversion, as the case may be, shall be approved upon receiving the affirmative vote or consent of the holders of (i) at least a majority of the Outstanding Common Units (including Series A Preferred Units, as provided in Section 5.8(b)(iii)(A), but excluding all Units owned by the General Partner and its Affiliates), voting as a separate class, and (ii) at least a majority of (A) the Outstanding Special Voting Units and (B) the Outstanding Common Units (including Series A Preferred Units, as provided in Section 5.8(b)(iii)(A)) owned by the General Partner and its Affiliates, voting together as a single class, unless the Merger Agreement or Plan of Conversion, as the case may be, effects an amendment to any provision of this Agreement that, if contained in an amendment to this Agreement adopted pursuant to Article XIII, would require for its approval the vote or consent of a greater percentage of the Outstanding Units or of any class of Limited Partners, in which case such greater percentage vote or consent shall be required for approval of the Merger Agreement or the Plan of Conversion, as the case may be.

(b)    Except as provided in Section 14.3(d) and Section 14.3(e), after such approval by vote or consent of the Limited Partners, and at any time prior to the filing of the certificate of merger or articles of conversion pursuant to Section 14.4, the merger, consolidation or conversion may be abandoned pursuant to provisions therefor, if any, set forth in the Merger Agreement or Plan of Conversion, as the case may be.

(c)    Notwithstanding anything else contained in this Article XIV or in this Agreement, the Partnership is permitted, without Limited Partner approval, to convert the Partnership or any Group Member into a new limited liability entity, to merge the Partnership or any Group Member into, or convey all of the Partnership’s assets to, another limited liability entity that shall be newly formed and shall have no assets, liabilities or operations at the time of such conversion, merger or conveyance other than those it receives from the Partnership or other Group Member if (i) the Partnership has received an Opinion of Counsel that the conversion, merger or conveyance, as the case may be, would not result in the loss of limited liability under the laws of the jurisdiction governing the other limited liability entity (if that jurisdiction is not Delaware) of any Limited Partner as compared to its limited liability under the Delaware Act or cause the Operating Partnership or the Operating Partnership’s Subsidiaries to be treated as an association taxable as a corporation or otherwise to be taxed as an entity for federal income tax purposes (to the extent not previously treated as such), (ii) the sole purpose of such conversion, merger or conveyance is to effect a mere change in the legal form of the Partnership into another limited liability entity and (iii) the Board of Directors determines that the governing instruments of the new entity provide the Limited Partners and the General Partner with substantially the same rights and obligations as are herein contained.

(d)    Additionally, notwithstanding anything else contained in this Article XIV or in this Agreement, the Partnership is permitted, without Limited Partner approval, to merge or consolidate the Partnership with or into another limited liability entity if (i) the Partnership has received an Opinion of Counsel that the merger or consolidation, as the case may be, would not result in the loss of the limited liability of any Limited Partner under the laws of the jurisdiction governing the other limited liability entity (if that jurisdiction is not Delaware) as compared to its limited liability under the Delaware Act or cause the Operating Partnership or the Operating Partnership’s Subsidiaries to be treated as an association taxable as a corporation or otherwise to be taxed as an entity for federal income tax purposes (to the extent not previously treated as such), (ii) the merger or consolidation would not result in an amendment to this Agreement, other than any amendments that could be adopted pursuant to Section 13.1, (iii) the Partnership is the Surviving Business Entity in such merger or consolidation, (iv) each Unit outstanding immediately prior to the effective date of the merger or consolidation is to be an identical Unit of the Partnership after the effective date of the merger or consolidation and (v) the number of Partnership Interests to be issued by the Partnership in such merger or consolidation does not exceed twenty percent (20%) of the Partnership Interests Outstanding immediately prior to the effective date of such merger or consolidation.

(e)    Pursuant to Section 17-211(g) of the Delaware Act, an agreement of merger or consolidation approved in accordance with this Article XIV may (i) effect any amendment to this Agreement or (ii) effect the adoption of a new partnership agreement for the Partnership if it is the Surviving Business Entity. Any such amendment or adoption made pursuant to this Section 14.3 shall be effective at the effective time or date of the merger or consolidation.

Section 14.4    Certificate of Merger or Certificate of Conversion. Upon the required approval by the Board of Directors, the General Partner and the Unitholders of a Merger Agreement or the Plan of Conversion, as the case may be, a certificate of merger or certificate of conversion or other filing, as applicable, shall be executed and filed with the Secretary of State of the State of Delaware or the appropriate filing office of any other jurisdiction, as applicable, in conformity with the requirements of the Delaware Act or other applicable law.

Section 14.5    Effect of Merger, Consolidation or Conversion.

(a)    At the effective time of the merger:

(i)    all of the rights, privileges and powers of each of the business entities that has merged or consolidated, and all property, real, personal and mixed, and all debts due to any of those business entities and all other things and causes of action belonging to each of those business entities, shall be vested in the Surviving Business Entity and after the merger or consolidation shall be the property of the Surviving Business Entity to the extent they were of each constituent business entity;

(ii)    the title to any real property vested by deed or otherwise in any of those constituent business entities shall not revert and is not in any way impaired because of the merger or consolidation;

(iii)    all rights of creditors and all liens on or security interests in property of any of those constituent business entities shall be preserved unimpaired; and

(iv)    all debts, liabilities and duties of those constituent business entities shall attach to the Surviving Business Entity and may be enforced against it to the same extent as if the debts, liabilities and duties had been incurred or contracted by it.

(b)    At the effective time of the conversion:

(i)    the Partnership shall continue to exist, without interruption, but in the organizational form of the converted entity rather than in its prior organizational form;

(ii)    all rights, title and interests to all real estate and other property owned by the Partnership shall continue to be owned by the converted entity in its new organizational form without reversion or impairment, without further act or deed, and without any transfer or assignment having occurred, but subject to any existing liens or other encumbrances thereon;

(iii)    all liabilities and obligations of the Partnership shall continue to be liabilities and obligations of the converted entity in its new organizational form without impairment or diminution by reason of the conversion;

(iv)    all rights of creditors or other parties with respect to or against the prior interest holders or other owners of the Partnership in their capacities as such in existence as of the effective time of the conversion will continue in existence as to those liabilities and obligations and may be pursued by such creditors and obligees as if the conversion did not occur;

(v)    a proceeding pending by or against the Partnership or by or against any of Partners in their capacities as such may be continued by or against the converted entity in its new organizational form and by or against the prior partners without any need for substitution of parties; and

(vi)    the Partnership Interests that are to be converted into partnership interests, shares, evidences of ownership or other securities in the converted entity as provided in the plan of conversion shall be so converted, and Partners shall be entitled only to the rights provided in the Plan of Conversion.

ARTICLE XV

PROXY ACCESS FOR DIRECTOR NOMINATIONS

Section 15.1    General. Whenever the Board of Directors solicits proxies with respect to the election of LP Elected Directors at an annual meeting of Limited Partners, subject to the provisions of this Article XV, the Partnership shall include in its proxy statement for such annual meeting, in addition to any natural persons nominated for election as an LP Elected Director by or at the direction of the Board of Directors (or any duly authorized committee thereof) or the Chief Executive Officer of the Partnership, in accordance with Section 7.1(d)(iii), the name, together with the Required Information (as defined below), of any natural person nominated for election (a “Limited Partner Nominee”) to the Board of Directors as an LP Elected Director by an Eligible Limited Partner that expressly elects at the time of providing the notice required by this Article XV (the “Nomination Notice”) to have its nominee included in the Partnership’s proxy materials pursuant to this Article XV. Other than any Person included in the Partnership’s proxy statement for election as an LP Elected Directors by Eligible Limited Partners in compliance with this Article XV, Limited Partners shall not have any right to nominate candidates for election as Directors.

Section 15.2    Timely Notice. To be timely, a Limited Partner’s Nomination Notice must be delivered to or mailed and received by the Secretary of the Partnership at the principal executive offices of the Partnership not earlier than the opening of business on the one hundred twentieth (120th) day prior to, and not later than the close of business on the ninetieth (90th) day prior to, the first anniversary of the date on which the Partnership’s proxy statement for the immediately preceding annual meeting of Limited Partners was made available; provided, however, that, with respect to the annual meeting of Limited Partners held in 2017, a Limited Partner’s

Nomination Notice must be delivered to or mailed and received by the Secretary of the Partnership at the principal executive offices of the Partnership no later than September 22, 2017, and no earlier than August 23, 2017; provided, further, that, in the event that the annual meeting is called for a date that is more than thirty (30) days earlier or more than sixty (60) days later than such first anniversary date, to be timely the Nomination Notice must be so received on the later of the close of business on the one hundred twentieth (120th) day prior to the date of such annual meeting of Limited Partners or the tenth (10th) day following the day on which public announcement of the date of such annual meeting is first made by the Partnership. In no event shall any adjournment or postponement of an annual meeting or the public announcement thereof commence a new time period (or extend any time period) for the giving of a Nomination Notice as described above. For purposes of this Section 15.2, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Services, Associated Press or comparable national news service, or in a document publicly filed by the Partnership with the Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act and the rules and regulations promulgated thereunder, or posted on the Partnership’s website.

Section 15.3    Number of Nominees. The total number of Limited Partner Nominees (including Limited Partner Nominees who were submitted by an Eligible Limited Partner for inclusion in the Partnership’s proxy solicitation materials pursuant to this Article XV, but who are subsequently withdrawn or whom the Board of Directors decides to nominate as LP Elected Directors) eligible to appear in the Partnership’s proxy materials with respect to an annual meeting of Limited Partners shall not exceed four (4); provided that no Eligible Limited Partner (including, for the avoidance of doubt, any Group that collectively constitutes an Eligible Limited Partner in accordance with Section 15.5) shall be entitled to nominate more than two (2) LP Elected Directors. In the event that the number of Limited Partner Nominees submitted by all Eligible Limited Partners pursuant to this Article XV exceeds this maximum number, each Eligible Limited Partner will select one Limited Partner Nominee for inclusion in the Partnership’s proxy materials until the maximum number is reached, choosing in order of the amount (largest to smallest) of Units each Eligible Limited Partner disclosed as owned in its respective Nomination Notice submitted to the Partnership and confirmed by the Partnership. If the maximum number is not reached after each Eligible Limited Partner has selected one Limited Partner Nominee, this selection process will continue as many times as necessary, following the same order each time, until the maximum number is reached. In the event that two or more Eligible Limited Partners disclose ownership of the same number of Units, such Eligible Limited Partners will choose in the order of receipt of their respective Nomination Notice by the Secretary of the Partnership.

Section 15.4    Ownership Requirement for Eligibility to Make Nominations.

(a)    For purposes of this Article XV, an Eligible Limited Partner shall be deemed to “own” only those Outstanding Common Units (including Series A Conversion Units and Common Units that have been issued upon exchange or conversion of Special Voting Units) as to which the Limited Partner possesses both (i) the full voting and investment rights pertaining to the Common Units and (ii) the full economic interest in (including the opportunity for profit and risk of loss on) such Common Units; provided that the number of Common Units calculated in accordance with clauses (i) and (ii) shall not include any Common Units (A) sold by such Limited Partner or any of its Affiliates in any transaction that has not been settled or closed, (B) borrowed by such Limited Partner or any of its Affiliates for any purposes or purchased by such Limited Partner or any of its Affiliates pursuant to an agreement to resell or (C) subject to any option, warrant, forward contract, swap, contract of sale or other derivative or similar agreement entered into by such Limited Partner or any of its Affiliates, whether any such instrument or agreement is to be settled with Common Units or with cash based on the notional amount or value of Common Units, in any such case which instrument or agreement has, or is intended to have, the purpose or effect of (1) reducing in any manner, to any extent or at any time in the future, such Limited Partner’s or any of its Affiliate’s full right to vote or direct the voting of any such Common Units or (2) hedging, offsetting or altering to any degree gain or loss arising from the full economic interest in such Common Units by such Limited Partner or Affiliate.

(b)    A Limited Partner shall “own” Units held in the name of a nominee or other intermediary so long as the Limited Partner retains the right to instruct how the Units are voted on all matters, including with respect to the election of LP Elected Directors and possesses the full economic interest in the Units. A person’s ownership of Units shall be deemed to continue during any period in which (i) the person has loaned such Units, provided that the person has the power to recall such loaned Units on five (5) business days’ notice or (ii) the person has delegated any voting power by means of a proxy, power of attorney or other instrument or arrangement that is revocable at any time by the person. The terms “owned,” “owning” and other variations of the word “own” shall have correlative meanings. Whether Outstanding Units are “owned” for these purposes shall be determined by the Board of Directors, a committee thereof or an officer of the Partnership designated pursuant to Section 15.11, which determination shall be conclusive and binding on the Partnership and its Limited Partners, any Limited Partner Nominee and any other person.

Section 15.5    Ownership Amount and Period of Ownership.

(a)    An Eligible Limited Partner must have owned (as ownership is defined above in Section 15.4) the Required Units continuously for the holding period set forth below that is opposite the year in which the applicable annual meeting is to be held, with the final date of such holding period ending as of a date that is at least seven (7) days prior to both (i) the date of the Nomination Notice and (ii) the Record Date for determining Limited Partners entitled to vote with respect to the election of LP Elected Directors at the annual meeting:

Annual Meeting of Limited Partners	Holding Period
2017	at least six (6) months;
2018	at least one (1) year;
2019	at least two (2) years;
2020 and following	at least three (3) years.

(b)    For purposes of satisfying the foregoing ownership requirement under this Article XV, (i) the Common Units owned by one or more Limited Partners, or by the person or persons who own Common Units and on whose behalf any Limited Partner is acting, may be aggregated (provided that the number of Limited Partners and other persons whose ownership of Units may be aggregated for such purpose shall not exceed twenty (20)); (ii) a Group of funds under common management and investment control shall be treated as one Limited Partner or person for this purpose; and (iii) solely for purposes of satisfying the holding periods set forth in Section 15.5(a), (A) Series A Conversion Units shall be deemed to have been owned by such holder since the date on which such Series A Conversion Units were issued and (B) Common Units issued to a holder of Special Voting Units upon conversion or exchange of such Special Voting Units shall be deemed to have been owned by such holder since the date on which such holder first acquired such Special Voting Units so converted or exchanged. No person may be a member of more than one Group of persons constituting an Eligible Limited Partner under this Article XV, and each Group of persons constituting Eligible Limited Partners under this Article XV may not engage in the solicitation of proxies by or on behalf of another Group of persons constituting Eligible Limited Partners under this Article XV. For the avoidance of doubt, if a Group of Limited Partners aggregates ownership of Common Units in order to meet the requirements under this Article XV, all Common Units held by each Limited Partner constituting its contribution to the Required Units must be held by that Limited Partner continuously for at least the applicable period set forth in Section 15.5(a), and evidence satisfactory to the Partnership of such continuous ownership shall be provided.

(c)    Within the time period specified in this Article XV for providing the Nomination Notice, an Eligible Limited Partner (including, for the avoidance of doubt, each Limited Partner that is a member of a Group that collectively constitutes an Eligible Limited Partner) must provide the following information in writing to the Secretary of the Partnership (in a form reasonably to be specified by the Secretary of the Partnership):

(i)    one or more written statements from each Record Holder of the Common Units (and from each intermediary through which the Common Units are or have been held during the requisite holding period, as set forth in Section 15.5(a)) verifying that, as of a date within seven (7) days prior to the date of the Nomination Notice, the Eligible Limited Partner owns, and has owned continuously for the preceding requisite holding period, the Required Units, and the Eligible Limited Partner’s agreement to provide, within five (5) business days after the Record Date for the annual meeting, written statements from the Record Holder and intermediaries verifying the Eligible Limited Partner’s continuous ownership of the Required Units through the Record Date;

(ii)    the written consent of each Limited Partner Nominee to being named in the proxy statement and proxy card as a nominee and to serving as a director if elected, together with the information and representations that would be required to be set forth in a Limited Partner’s request pursuant to Section 13.4(b);

(iii)    a copy of the Schedule 14N (or any successor form or schedule) that has been filed with the Commission as required by Rule 14a-18 under the Exchange Act (or any successor rule or regulation);

(iv)    a representation that the Eligible Limited Partner (including each member of any Group of holders of Units that together is an Eligible Limited Partner under this Article XV) (A) acquired the Required Units in the ordinary course of business and not with the intent to change or influence control of the Partnership, and does not presently have such intent, (B) has not nominated and will not nominate for election to the Board of Directors at the annual meeting any person other than the Limited Partner Nominee(s) being nominated pursuant to this Article XV, (C) has not engaged and will not engage in, and has not and will not be a “participant” in another person’s, “solicitation” within the meaning of Rule 14a-1(l) under the Exchange Act (or any successor rule or regulation), in support of the election of any individual as a director at the annual meeting other than its Limited Partner Nominee or a nominee of the Chief Executive Officer of the Partnership or the Board of Directors, (D) will not distribute to any Limited Partner any form of proxy for the annual meeting other than the form distributed by the Partnership and (E) in the case of a nomination by a Group of Limited Partners that together is an Eligible Limited Partner, the designation by all Group members of one Group member that is authorized to act on behalf of all such members with respect to the nomination and matters related thereto, including any withdrawal of the nomination; and

(v)    an undertaking that the Eligible Limited Partner agrees to (A) own the Required Units through the date of the annual meeting, (B) assume all liability stemming from any legal or regulatory violation arising out of the Eligible Limited Partner’s communications with the Limited Partners or out of the information that the Eligible Limited Partner provided to the Partnership, (C) indemnify, defend and hold harmless the General Partner, the Partnership and their respective directors, officers, Affiliates and employees individually against any liability, loss or damages in connection with any threatened or pending action, suit or proceeding, whether legal, administrative or investigative, against the General Partner, the Partnership and their respective directors, officers, Affiliates or employees arising out of the Statement or any nomination, solicitation or other activity by the Eligible Limited Partner in connection with its efforts to elect the Limited Partner Nominee pursuant to this Article XV, (D) comply with all other laws and regulations applicable to any solicitation in connection with the annual meeting and (E) provide to the Partnership prior to the annual meeting such additional information as may be necessary or required with respect to (D) above.

Section 15.6    Eligible Limited Partner’s Statement; Partnership’s Statement. The Eligible Limited Partner may provide to the Secretary of the Partnership, at the time the information required by this Article XV is provided, a Statement. Notwithstanding anything to the contrary contained in this Article XV, the Partnership may omit from its proxy materials any information or Statement (or portion thereof) that it, in good faith, believes would violate any applicable law or regulation or be materially misleading or inappropriate. The Partnership may solicit against, and include in the Partnership’s proxy statement or any other solicitation materials its own statement opposing or otherwise relating to, any Limited Partner Nominee.

Section 15.7    Nominee Information and Representations. Within the time period specified in this Article XV for delivering the Nomination Notice, a Limited Partner Nominee must deliver to the Secretary of the Partnership, in a form reasonably to be specified by the Secretary of the Partnership, a written representation and agreement that the Limited Partner Nominee (a) is not and will not become a party to any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Partnership, will vote or otherwise act on any matter that has not been disclosed to the Partnership or any commitment that could interfere with the nominee’s ability to comply, if elected as a director of the Partnership, with such person’s duties under applicable law and this Agreement, (b) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Partnership with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as an LP Elected Director that has not been disclosed to the Partnership, (c) will act as a representative of all of the Limited Partners while serving as an LP Elected Director, (d) will provide statements and other information in all communications with and by the Partnership that are or will be true and correct in all material respects and shall not omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading and (e) will comply with all the Partnership’s governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines, and any other Partnership policies and guidelines applicable to Directors, as well as any applicable law, rule or regulation or listing standards of the National Securities Exchange upon which the Common Units are listed. At the request of the Partnership, the Limited Partner Nominee must submit all completed and signed questionnaires required of the Partnership’s Directors and officers. The Partnership may request such additional information as necessary to permit the Board of Directors, or a committee thereof or an officer of the Partnership designated pursuant to Section 15.11, to determine if each Limited Partner Nominee is independent under the Applicable Independence Standards and otherwise meets the criteria for non-employee directors, as set forth in any applicable policies of the Partnership, which determination shall be conclusive and binding on the Partnership and its Limited Partners, any Limited Partner Nominee and any other person. If the Board of Directors, a committee thereof or an officer of the Partnership designated pursuant to Section 15.11 determines that the Limited Partner Nominee is not independent under the Applicable Independence Standards or does not meet the criteria for non-employee directors, as set forth in the applicable policies of the Partnership, the Limited Partner Nominee will not be eligible for inclusion in the Partnership’s proxy materials. In the event that any information or communication provided by an Eligible Limited Partner or a Limited Partner Nominee ceases to be true and correct in all material respects or omits a material fact necessary to make the statements made, in light of circumstances under which they were made, not misleading, each Eligible Limited Partner or Limited Partner Nominee, as the case may be, shall promptly notify the Secretary of the Partnership of all defects in such previously provided information and of the information that is required to correct all such defects.

Section 15.8    Disqualification of Limited Partner Nominees. The Partnership shall not be required to include, pursuant to this Article XV, any Limited Partner Nominee in its proxy materials for any annual meeting (a) if the Eligible Limited Partner who has nominated such Limited Partner Nominee has engaged in or is currently engaged in, or has been or is a “participant” in another person’s, “solicitation” within the meaning of Rule 14a-1(l) under the Exchange Act (or any successor rule or regulation), in support of the election of any individual as a director at the meeting other than its Limited Partner Nominee(s) or a nominee of the Chief Executive Officer of the Partnership or the Board of Directors, (b) who is not independent under the Applicable Independence Standards, as determined by the Board of Directors, a committee thereof or an officer of the Partnership designated pursuant to Section 15.11, which determination shall be conclusive and binding on the General Partner, the Partnership, the Limited Partners, any Limited Partner Nominee and any other person, (c) whose election as a member of the Board of Directors would cause the Partnership to be in violation of this Agreement, the listing standards of the National Securities Exchange upon which the Common Units are listed, or any applicable law, rule or regulation, (d) who is an employee or director of a competitor or significant (or potentially significant) customer, supplier, contractor, counselor or consultant, (e) who is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses) or has been convicted in such a criminal proceeding within the past ten (10) years, (f) who is subject to any order, judgment, decree or other disqualification of the type specified in Rule 506(d) of Regulation D promulgated under the Securities Act (or any successor rule or regulation), (g) if such Limited Partner Nominee or the applicable Eligible Limited Partner shall have provided information to the Partnership with respect to such nomination that was untrue in any material respect or omitted to state a material fact necessary in order to make the statement made, in light of the circumstances under which it was made, not misleading, as determined by the Board of Directors, a committee thereof or an officer of the Partnership designated pursuant to Section 15.11, which determination shall be conclusive and binding on the Partnership and its Partners, any Limited Partner Nominee and any other person, (h) who is a director or officer of any public utility company or other entity regulated by the Federal Energy Regulatory Commission or the Public Utilities Commission of Texas, (i) whose then-current business or personal interests place the Limited Partner Nominee in a conflict of interest with the Partnership or any of its Subsidiaries or Affiliates or (j) if the Eligible Limited Partner or applicable Limited Partner Nominee otherwise contravenes any of the agreements or representations made by such Eligible Limited Partner or Limited Partner Nominee or otherwise fails to comply with its obligations pursuant to this Article XV.

Section 15.9    Effect of Breach of Agreements. Notwithstanding anything to the contrary set forth in this Article XV, the Board of Directors, a committee thereof, an officer of the Partnership designated pursuant Section 15.11 or the person presiding at the meeting shall declare a nomination by an Eligible Limited Partner to be invalid, which determination shall be conclusive and binding on the General Partner, the Partnership, the Limited Partners, any Limited Partner Nominee and any other person, and such nomination shall be disregarded notwithstanding that proxies may have been received by the Partnership that cast votes “for” the election of such Eligible Limited Partner’s Limited Partner Nominee(s), if (a) the Limited Partner Nominee(s) or the applicable Eligible Limited Partner shall have breached his or its obligations, agreements or representations contemplated under this Article XV, as determined by the Board of Directors, a committee thereof, an officer of the Partnership designated pursuant to Section 15.11 or the person presiding at the annual meeting of Limited Partners or (b) the Eligible Limited Partner (or a qualified representative thereof) does not appear at the annual meeting of Limited Partners to present any nomination pursuant to this Article XV.

Section 15.10    Obligation to File Soliciting and Communication Materials. The Eligible Limited Partner (including any person who owns Common Units that constitute part of the Eligible Limited Partner’s ownership for purposes of satisfying Section 15.5) shall file with the Commission any solicitation materials or other communication with the Partnership’s Limited Partners relating to the annual meeting at which the Limited Partner Nominee will be nominated, regardless of whether (a) any filing of such materials or other communication is required under Regulation 14A of the Exchange Act (or any successor regulation) or (b) any exemption from filing is available for such materials or other communication under Regulation 14A of the Exchange Act (or any such successor rule or regulation).

Section 15.11    Authority for Implementation. Any determination to be made with respect to the satisfaction of any term or condition of this Article XV, or the resolution of any dispute with respect thereto, shall be made by the Board of Directors, a committee thereof or any officer designated by the Board of Directors or a committee thereof, and any such determination or resolution shall be final and binding on the Partnership, any Eligible Limited Partner, any Limited Partner Nominee and any other Person so long as made in good faith (without any further requirements). Without limiting the generality of the foregoing, if the Board of Directors determines that the effect of the requirements set forth in Article XV with respect to a particular annual meeting of Limited Partners, or any other aspect of an annual meeting of Limited Partners, is such that it is reasonably likely that no two holders of Common Units acting individually (and no two separate Groups of such holders) could each qualify as an Eligible Limited Partner, then the Board of Directors shall waive or modify such requirements with respect to such annual meeting of Limited Partners to make it reasonably likely, as determined by the Board of Directors in good faith, that at least two holders of Common Units (or at least two Groups of such holders) could each qualify as an Eligible Limited Partner for the relevant annual meeting of Limited Partners. The person presiding at the annual meeting of Limited Partners, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall have the power and duty to determine whether a Limited Partner Nominee has been nominated in accordance with the provisions of this Article XV and, if not so nominated, shall direct and declare at the meeting that such Limited Partner Nominee shall not be considered for election as an LP Elected Director at the meeting.

ARTICLE XVI

GENERAL PROVISIONS

Section 16.1    Addresses and Notices; Written Communications.

(a)    Any notice, demand, request, report or proxy materials required or permitted to be given or made to a Partner under this Agreement shall be in writing and shall be deemed given or made when delivered in person or when sent by first class United States mail or by other means of written communication to the Partner at the address described below. Except as otherwise provided herein, any notice, payment or report to be given or made to a Partner hereunder shall be deemed conclusively to have been given or made, and the obligation to give such notice or report or to make such payment shall be deemed conclusively to have been fully satisfied, upon sending of such notice, payment or report to the Record Holder of such Partnership Interests at his address as shown in the Register, regardless of any claim of any Person who may have an interest in such Partnership Interests by reason of any assignment or otherwise. An affidavit or certificate of making of any notice, payment or report in accordance with the provisions of this Section 16.1 executed by the Partnership, the Transfer Agent or the mailing organization shall be prima facie evidence of the giving or making of such notice, payment or report. If any notice, payment or report addressed to a Record Holder at the address of such Record Holder appearing in the Register is returned by the United States Postal Service marked to indicate that the United States Postal Service is unable to deliver it, such notice, payment or report and any subsequent notices, payments and reports shall be deemed to have been duly given or made without further mailing (until such time as such Record Holder or another Person notifies the Transfer Agent or the Partnership of a change in his address) if they are available for the Partner at the principal office of the Partnership for a period of one year from the date of the giving or making of such notice, payment or report to the other Partners. Any notice to the Partnership shall be deemed given if received by the Partnership at the principal office of the Partnership designated pursuant to Section 2.3; provided that when a different notice address is provided herein, such notice shall be deemed given if received at such other address. The Partnership may rely and shall be protected in relying on any notice or other document from a Partner or other Person if believed by it to be genuine.

(b)    The terms “in writing,” “written communications,” “written notice” and words of similar import shall be deemed satisfied under this Agreement by use of e-mail and other forms of electronic communication.

(c)    Further Action. The parties shall execute and deliver all documents, provide all information and take or refrain from taking action as may be necessary or appropriate to achieve the purposes of this Agreement.

Section 16.2    Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives and permitted assigns.

Section 16.3    Integration. This Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto.

Section 16.4    Creditors. None of the provisions of this Agreement shall be for the benefit of, or shall be enforceable by, any creditor of the Partnership.

Section 16.5    Waiver. No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach of any other covenant, duty, agreement or condition.

Section 16.6    Third-Party Beneficiaries. Each Partner agrees that (a) any Indemnitee shall be entitled to assert rights and remedies hereunder as a third-party beneficiary hereto with respect to those provisions of this Agreement affording a right, benefit or privilege to such Indemnitee and (b) any Unrestricted Person shall be entitled to assert rights and remedies hereunder as a third-party beneficiary hereto with respect to those provisions of this Agreement affording a right, benefit or privilege to such Unrestricted Person.

Section 16.7    Counterparts. This Agreement may be executed in counterparts, all of which together shall constitute an agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart. Each party shall become bound by this Agreement immediately upon affixing its signature hereto or, in the case of a Person acquiring a Limited Partner Interest, pursuant to Section 10.1(a) without execution hereof.

Section 16.8    Applicable Law; Forum; Venue and Jurisdiction; Waiver of Trial by Jury.

(a)    This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware, without regard to the principles of conflicts of law.

(b)    Each of the Partners and each Person or Group holding any beneficial interest in the Partnership (whether through a broker, dealer, bank, trust company or clearing corporation or an agent of any of the foregoing or otherwise):

(i)    irrevocably agrees that any claims, suits, actions or proceedings (A) arising out of or relating in any way to this Agreement (including any claims, suits or actions to interpret, apply or enforce the provisions of this Agreement or the duties, obligations or liabilities among Partners or of Partners to the Partnership, or the rights or powers of, or restrictions on, the Partners or the Partnership), (B) brought in a derivative manner on behalf of the Partnership, (C) asserting a claim of breach of a duty (including a fiduciary duty) owed by any director, officer or other employee of the Partnership or the General Partner, or owed by the General Partner, to the Partnership or the Partners, (D) asserting a claim arising pursuant to any provision of the Delaware Act or (E) asserting a claim governed by the internal affairs doctrine shall be exclusively brought in the Court of Chancery of the State of Delaware, in each case regardless of whether such claims, suits, actions or proceedings sound in contract, tort, fraud or otherwise, are based on common law, statutory, equitable, legal or other grounds, or are derivative or direct claims;

(ii)    irrevocably submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware in connection with any such claim, suit, action or proceeding;

(iii)    agrees not to, and waives any right to, assert in any such claim, suit, action or proceeding that (A) it is not personally subject to the jurisdiction of the Court of Chancery of the State of Delaware or of any other court to which proceedings in the Court of Chancery of the State of Delaware may be appealed, (B) such claim, suit, action or proceeding is brought in an inconvenient forum or (C) the venue of such claim, suit, action or proceeding is improper;

(iv)    expressly waives any requirement for the posting of a bond by a party bringing such claim, suit, action or proceeding; and

(v)    consents to process being served in any such claim, suit, action or proceeding by mailing, certified mail, return receipt requested, a copy thereof to such party at the address in effect for notices hereunder, and agrees that such services shall constitute good and sufficient service of process and notice thereof; provided, nothing in clause  (v) hereof shall affect or limit any right to serve process in any other manner permitted by law.

Section 16.9     Invalidity of Provisions. If any provision or part of a provision of this Agreement is or becomes for any reason, invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions, or parts thereof, contained herein shall not be affected thereby and this Agreement shall, to the fullest extent permitted by law, be reformed and construed as if such invalid, illegal or unenforceable provision, or part of a provision, had never been contained herein, and any such provision or part shall be reformed so that it would be valid, legal and enforceable to the maximum extent possible.

Section 16.10    Consent of Partners. Each Partner hereby expressly consents and agrees that, whenever in this Agreement it is specified that an action may be taken upon the affirmative vote or consent of less than all of the Partners, such action may be so taken upon the concurrence of less than all of the Partners and each Partner shall be bound by the results of such action.

Section 16.11    Facsimile and Email Signatures. The use of facsimile signatures and signatures delivered by email in portable document (.pdf) or similar format affixed in the name and on behalf of the Transfer Agent of the Partnership on certificates representing Common Units is expressly permitted by this Agreement.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

GENERAL PARTNER:

NEXTERA ENERGY PARTNERS GP, INC.

By:
Name:
Title:

EXHIBIT A

to the Second Amended and Restated

Agreement of Limited Partnership of

NextEra Energy Partners, LP

Certificate Evidencing Common Units

Representing Limited Partner Interests in

NextEra Energy Partners, LP

No.                      Common Units

In accordance with Section 4.1 of the Second Amended and Restated Agreement of Limited Partnership of NextEra Energy Partners, LP, as amended, supplemented or restated from time to time (the “Partnership Agreement”), NextEra Energy Partners, LP, a Delaware limited partnership (the “Partnership”), hereby certifies that                          (the “Holder”) is the registered owner of Common Units representing limited partner interests in the Partnership (the “Common Units”) transferable on the books of the Partnership, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. The rights, preferences and limitations of the Common Units are set forth in, and this Certificate and the Common Units represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Partnership Agreement. Copies of the Partnership Agreement are on file at, and will be furnished without charge on delivery of written request to the Partnership at, the principal office of the Partnership located at 700 Universe Boulevard, Juno Beach, Florida 33408. Capitalized terms used herein but not defined shall have the meanings given them in the Partnership Agreement.

THE HOLDER OF THIS SECURITY ACKNOWLEDGES FOR THE BENEFIT OF NEXTERA ENERGY PARTNERS, LP THAT THIS SECURITY MAY NOT BE TRANSFERRED IF SUCH TRANSFER (AS DEFINED IN THE PARTNERSHIP AGREEMENT) WOULD (A) VIOLATE THE THEN APPLICABLE FEDERAL OR STATE SECURITIES LAWS OR RULES AND REGULATIONS OF THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER GOVERNMENTAL AUTHORITY WITH JURISDICTION OVER SUCH TRANSFER OR (B) TERMINATE THE EXISTENCE OR QUALIFICATION OF NEXTERA ENERGY PARTNERS, LP UNDER THE LAWS OF THE STATE OF DELAWARE. THIS SECURITY MAY BE SUBJECT TO ADDITIONAL RESTRICTIONS ON ITS TRANSFER PROVIDED IN THE PARTNERSHIP AGREEMENT. COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS SECURITY TO THE SECRETARY OF THE GENERAL PARTNER AT THE PRINCIPAL OFFICE OF THE PARTNERSHIP. THE RESTRICTIONS SET FORTH ABOVE SHALL NOT PRECLUDE THE SETTLEMENT OF ANY TRANSACTIONS INVOLVING THIS SECURITY ENTERED INTO THROUGH THE FACILITIES OF ANY NATIONAL SECURITIES EXCHANGE ON WHICH THIS SECURITY IS LISTED OR ADMITTED TO TRADING.

The Holder, by accepting this Certificate, is deemed to have (i) requested admission as, and agreed to become, a Limited Partner and to have agreed to comply with and be bound by and to have executed the Partnership Agreement, (ii) represented and warranted that the Holder has all right, power and authority and, if an individual, the capacity necessary to enter into the Partnership Agreement and (iii) made the waivers and given the consents and approvals contained in the Partnership Agreement.

This Certificate shall not be valid for any purpose unless it has been countersigned and registered by the Transfer Agent. This Certificate shall be governed by and construed in accordance with the laws of the State of Delaware

Dated:		NEXTERA ENERGY PARTNERS, LP

	By:	NextEra Energy Partners GP, Inc.

By:

By:

Countersigned and Registered by:

Computershare Trust Company, N.A.

as Transfer Agent and Registrar

By:
Authorized Signature

[Reverse of Certificate]

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as follows according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT TRANSFERS MIN ACT

TEN ENT	—	as tenants by the entireties		Custodian
			(Cust)		(Minor)

JT TEN  —  as joint tenants with right of survivorship and not as tenants in common

Additional abbreviations, though not in the above list, may also be used.

ASSIGNMENT OF COMMON UNITS OF

NEXTERA ENERGY PARTNERS, LP

FOR VALUE RECEIVED,	hereby assigns, conveys, sells and transfers unto

(Please print or typewrite name and address of assignee)	(Please insert Social Security or other identifying number of assignee)

                     Common Units representing limited partner interests evidenced by this Certificate, subject to the Partnership Agreement, and does hereby irrevocably constitute and appoint                                      as its attorney-in-fact with full power of substitution to transfer the same on the books of NextEra Energy Partners, LP.

Date:	NOTE: The signature to any endorsement hereon must correspond with the name as written upon the face of this Certificate in every particular, without alteration, enlargement or change.

(Signature)

(Signature)

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15

No transfer of the Common Units evidenced hereby will be registered on the books of the Partnership, unless the Certificate evidencing the Common Units to be transferred is surrendered for registration or transfer.

EXHIBIT B

to the Second Amended and Restated Agreement of

Limited Partnership of NextEra Energy Partners, LP

Certificate Evidencing Series A Preferred Units

Representing Limited Partner Interests in

NextEra Energy Partners, LP

No.                                                                          Series A Preferred Units

In accordance with Section 4.1 of the Second Amended and Restated Agreement of Limited Partnership of NextEra Energy Partners, LP, as amended, supplemented or restated from time to time (the “Partnership Agreement”), NextEra Energy Partners, LP, a Delaware limited partnership (the “Partnership”), hereby certifies that                          (the “Holder”) is the registered owner of Series A Preferred Units representing limited partner interests in the Partnership (the “Series A Preferred Units”) transferable on the books of the Partnership, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed, subject to certain restrictions. The rights, preferences and limitations of the Series A Preferred Units are set forth in, and this Certificate and the Series A Preferred Units represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Partnership Agreement. Copies of the Partnership Agreement are on file at, and will be furnished without charge on delivery of written request to the Partnership at, the principal office of the Partnership located at 700 Universe Boulevard, Juno Beach, Florida 33408. Capitalized terms used herein but not defined shall have the meanings given them in the Partnership Agreement.

THE SERIES A PREFERRED UNITS (ALSO REFERRED TO AS “THIS SECURITY”) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SERIES A PREFERRED UNITS MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION THEREUNDER AND, IN THE CASE OF A TRANSACTION EXEMPT FROM REGISTRATION, NEXTERA ENERGY PARTNERS, LP HAS RECEIVED AN OPINION OF COUNSEL OR SUCH OTHER DOCUMENTATION SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER SUCH ACT.

THE HOLDER OF THIS SECURITY ACKNOWLEDGES FOR THE BENEFIT OF NEXTERA ENERGY PARTNERS, LP THAT THIS SECURITY MAY NOT BE TRANSFERRED IF SUCH TRANSFER (AS DEFINED IN THE PARTNERSHIP AGREEMENT) WOULD (A) VIOLATE THE THEN APPLICABLE FEDERAL OR STATE SECURITIES LAWS OR RULES AND REGULATIONS OF THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER GOVERNMENTAL AUTHORITY WITH JURISDICTION OVER SUCH TRANSFER; (B) TERMINATE THE EXISTENCE OR QUALIFICATION OF NEXTERA ENERGY PARTNERS, LP UNDER THE LAWS OF THE STATE OF DELAWARE; OR (C) VIOLATE THE TRANSFER RESTRICTIONS TO WHICH THE SECURITIES ARE SUBJECT PURSUANT TO SECTIONS 5.8 AND 4.7 OF THE PARTNERSHIP AGREEMENT OR SECTION 5.4 OF THE SERIES A PREFERRED UNIT PURCHASE AGREEMENT DATED JUNE 20, 2017. THIS SECURITY MAY BE SUBJECT TO ADDITIONAL RESTRICTIONS ON ITS TRANSFER PROVIDED IN THE PARTNERSHIP AGREEMENT. COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS SECURITY TO THE SECRETARY OF THE GENERAL PARTNER AT THE PRINCIPAL OFFICE OF THE PARTNERSHIP.

The Holder, by accepting this Certificate, is deemed to have (i) requested admission as, and agreed to become, a Limited Partner and to have agreed to comply with and be bound by and to have executed the Partnership Agreement, (ii) represented and warranted that the Holder has all right, power and authority and, if an individual, the capacity necessary to enter into the Partnership Agreement, and (iii) made the waivers and given the consents and approvals contained in the Partnership Agreement.

This Certificate shall not be valid for any purpose unless it has been countersigned and registered by the Transfer Agent. This Certificate shall be governed by and construed in accordance with the laws of the State of Delaware.

Dated:	NEXTERA ENERGY PARTNERS, LP

	By:	NextEra Energy Partners GP, Inc., its General Partner

By:

By:

Countersigned and Registered by:
Computershare Trust Company, N.A. as Transfer Agent and Registrar

By:

Authorized Signature

[Reverse of Certificate]

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as follows according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT TRANSFERS MIN ACT

TEN ENT	—	as tenants by the entireties	Custodian
			(Cust)	(Minor)

JT TEN—as joint tenants with right of survivorship under Uniform Gifts/Transfers to CD Minors Act (State) and not as tenants in common.

Additional abbreviations, though not in the above list, may also be used.

ASSIGNMENT OF SERIES A PREFERRED UNITS OF

NEXTERA ENERGY PARTNERS, LP

FOR VALUE RECEIVED,	hereby assigns, conveys, sells and transfers unto

(Please print or typewrite name and address of assignee)	(Please insert Social Security or other identifying number of assignee)

                     Series A Preferred Units representing limited partner interests evidenced by this Certificate, subject to the Partnership Agreement, and does hereby irrevocably constitute and appoint                                      as its attorney-in-fact with full power of substitution to transfer the same on the books of NextEra Energy Partners, LP.

Date:	NOTE: The signature to any endorsement hereon must correspond with the name as written upon the face of this Certificate in every particular, without alteration, enlargement or change.

(Signature)

(Signature)

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15    .

No transfer of the Series A Preferred Units evidenced hereby will be registered on the books of the Partnership, unless the Certificate evidencing the Series A Preferred Units to be transferred is surrendered for registration or transfer.

EXHIBIT C

to the Second Amended and Restated Agreement of

Limited Partnership of NextEra Energy Partners, LP

Restrictions on Transfer of Series A Preferred Units

THE SERIES A PREFERRED UNITS (ALSO REFERRED TO AS “THIS SECURITY”) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SERIES A PREFERRED UNITS MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION THEREUNDER AND, IN THE CASE OF A TRANSACTION EXEMPT FROM REGISTRATION, NEXTERA ENERGY PARTNERS, LP HAS RECEIVED AN OPINION OF COUNSEL OR SUCH OTHER DOCUMENTATION SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER SUCH ACT.

THE HOLDER OF THIS SECURITY ACKNOWLEDGES FOR THE BENEFIT OF NEXTERA ENERGY PARTNERS, LP THAT THIS SECURITY MAY NOT BE TRANSFERRED IF SUCH TRANSFER (AS DEFINED IN THE PARTNERSHIP AGREEMENT) WOULD (A) VIOLATE THE THEN APPLICABLE FEDERAL OR STATE SECURITIES LAWS OR RULES AND REGULATIONS OF THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER GOVERNMENTAL AUTHORITY WITH JURISDICTION OVER SUCH TRANSFER; (B) TERMINATE THE EXISTENCE OR QUALIFICATION OF NEXTERA ENERGY PARTNERS, LP UNDER THE LAWS OF THE STATE OF DELAWARE; OR (C) VIOLATE THE TRANSFER RESTRICTIONS TO WHICH THE SECURITIES ARE SUBJECT PURSUANT TO SECTIONS 5.8 AND 4.7 OF THE PARTNERSHIP AGREEMENT OR SECTION 5.4 OF THE SERIES A PREFERRED UNIT PURCHASE AGREEMENT DATED JUNE 20, 2017. THIS SECURITY MAY BE SUBJECT TO ADDITIONAL RESTRICTIONS ON ITS TRANSFER PROVIDED IN THE PARTNERSHIP AGREEMENT. COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS SECURITY TO THE SECRETARY OF THE GENERAL PARTNER AT THE PRINCIPAL OFFICE OF THE PARTNERSHIP.

Exhibit B

SECOND AMENDED AND RESTATED

AGREEMENT OF LIMITED PARTNERSHIP

OF

NEXTERA ENERGY OPERATING PARTNERS, LP

A Delaware Limited Partnership

Dated as of

                    , 2017

B-i

B-ii

B-iii

B-iv

SECOND AMENDED AND RESTATED AGREEMENT OF

LIMITED PARTNERSHIP OF NEXTERA ENERGY OPERATING PARTNERS, LP

THIS SECOND AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF NEXTERA ENERGY OPERATING PARTNERS, LP dated as of                     , 2017, is entered into by and between NextEra Energy Operating Partners GP, LLC, a Delaware limited liability company, as the General Partner, NextEra Energy Equity Partners, LP, a Delaware limited partnership, and NextEra Energy Partners, LP, a Delaware limited partnership, together with any other Persons who become Partners in the Partnership or parties hereto as provided herein. In consideration of the covenants, conditions and agreements contained herein, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1    Definitions. The following definitions shall be for all purposes, unless otherwise clearly indicated to the contrary, applied to the terms used in this Agreement.

“Adjusted Capital Account” means the Capital Account maintained for each Partner as of the end of each taxable period of the Partnership, (a) increased by any amounts that such Partner is obligated to restore under the standards set by Treasury Regulation Section 1.704-1(b)(2)(ii)(c) (or is deemed obligated to restore under Treasury Regulation Sections 1.704-2(g) and 1.704-2(i)(5)) and (b) decreased by the items described in Treasury Regulation Sections 1.704-1(b)(2)(ii)(d)(4), (5) and (6). The foregoing definition of Adjusted Capital Account is intended to comply with the provisions of Treasury Regulation Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith. The “Adjusted Capital Account” of a Partner in respect of any Partnership Interest shall be the amount that such Adjusted Capital Account would be if such Partnership Interest were the only interest in the Partnership held by such Partner from and after the date on which such Partnership Interest was first issued.

“Adjusted Property” means any property the Carrying Value of which has been adjusted pursuant to Section 5.3(d).

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, the Person in question. As used herein, the term “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

“Agreed Allocation” means any allocation, other than a Required Allocation, of an item of income, gain, loss or deduction pursuant to the provisions of Section 6.1, including a Curative Allocation (if appropriate to the context in which the term “Agreed Allocation” is used).

“Agreed Value” of any Contributed Property means the fair market value of such property or other consideration at the time of contribution and, in the case of an Adjusted Property, the fair market value of such Adjusted Property on the date of the revaluation event as described in Section 5.3(d), in both cases as determined by the General Partner. The General Partner shall use such method as it determines to be appropriate to allocate the aggregate Agreed Value of Contributed Properties contributed to the Partnership in a single or integrated transaction among each separate property on a basis proportional to the fair market value of each Contributed Property.

“Agreement” means this Second Amended and Restated Agreement of Limited Partnership of NextEra Energy Operating Partners, LP, as it may be amended, supplemented or restated from time to time.

“Associate” means, when used to indicate a relationship with any Person, (a) any corporation or organization of which such Person is a director, officer, manager, general partner or managing member or is, directly or indirectly, the owner of 20% or more of any class of voting stock or other voting interest, (b) any trust or other estate in which such Person has at least a 20% beneficial interest or as to which such Person serves as trustee or in a similar fiduciary capacity, and (c) any relative or spouse of such Person, or any relative of such spouse, who has the same principal residence as such Person.

“Available Cash” means, with respect to any Quarter ending prior to the Liquidation Date:

(a)    the sum of:

(i)    all cash and cash equivalents of the Partnership Group (or the Partnership’s proportionate share of cash and cash equivalents in the case of Subsidiaries that are not wholly owned) on hand at the end of such Quarter;

(ii)    all Unreturned Excess Funds; and

(iii)    if the General Partner so determines, all or any portion of additional cash and cash equivalents of the Partnership Group (or the Partnership’s proportionate share of cash and cash equivalents in the case of Subsidiaries that are not wholly owned) on hand on the date of determination of Available Cash with respect to such Quarter resulting from Working Capital Borrowings made subsequent to the end of such Quarter, less

(b)    the amount of any cash reserves established by the General Partner (or the Partnership’s proportionate share of cash reserves in the case of Subsidiaries that are not wholly owned) to:

(i)    provide for the proper conduct of the business of the Partnership Group, including reserves for expected debt service requirements and future capital expenditures, subsequent to such Quarter;

(ii)    comply with applicable law or any loan agreement, security agreement, mortgage, debt instrument or other agreement or obligation to which any Group Member is a party or by which it is bound or its assets are subject; and

(iii)    provide funds for distributions under Section 5.11(b)(i), Section 6.4 or Section 6.5 in respect of any one or more of the next four Quarters, less

(c)    the amount of any Construction Contributions that would otherwise constitute Available Cash;

provided, however, that the General Partner may not establish cash reserves pursuant to subclause (b)(iii) above if the effect of such reserves would be that the Partnership is unable to distribute the Minimum Quarterly Distribution on all Common Units with respect to such Quarter; and, provided further, that disbursements made by a Group Member or cash reserves established, increased or reduced after the end of such Quarter but on or before the date of determination of Available Cash with respect to such Quarter shall be deemed to have been made, established, increased or reduced, for purposes of determining Available Cash, within such Quarter if the General Partner so determines.

Notwithstanding the foregoing, “Available Cash” shall not include any proceeds received pursuant to the purchase of or contribution of cash in exchange for any Series A Preferred Units or Series A Parity Securities issued in accordance with Section 5.11 and with respect to the Quarter in which the Liquidation Date occurs and any subsequent Quarter shall equal zero.

“Board of Directors” means the board of directors of NEE Partners.

“Book-Tax Disparity” means, with respect to any item of Contributed Property or Adjusted Property, as of the date of any determination, the difference between the Carrying Value of such Contributed Property or Adjusted Property and the adjusted basis thereof for federal income tax purposes as of such date. A Partner’s share of the Partnership’s Book-Tax Disparities in all of its Contributed Property and Adjusted Property will be reflected by the difference between such Partner’s Capital Account balance as maintained pursuant to Section 5.3 and the hypothetical balance of such Partner’s Capital Account computed as if it had been maintained strictly in accordance with federal income tax accounting principles.

“Business Day” means Monday through Friday of each week, except that a legal holiday recognized as such by the government of the United States of America or the State of Florida shall not be regarded as a Business Day.

“Capital Account” means the capital account maintained for a Partner pursuant to Section 5.3. The “Capital Account” of a Partner in respect of any Partnership Interest shall be the amount that such Capital Account would be if such Partnership Interest were the only interest in the Partnership held by such Partner from and after the date on which such Partnership Interest was first issued.

“Capital Contribution” means (a) any cash, cash equivalents or the Net Agreed Value of Contributed Property that a Partner contributes to the Partnership or that is contributed or deemed contributed to the Partnership on behalf of a Partner or (b) current distributions that a Partner is entitled to receive but otherwise waives.

“Capital Improvement” means (a) the acquisition (through an asset acquisition, merger, stock acquisition or other form of investment), (b) the construction or development of new capital assets by a Group Member, (c) the replacement or expansion of, or addition or improvement to, existing capital assets by a Group Member or (d) a capital contribution by a Group Member to a Person that is not a Subsidiary in which a Group Member has, or after such Capital Contribution will have, directly or indirectly, an equity interest, to fund such Group Member’s pro rata share of the cost of the acquisition, construction, development, replacement or expansion of, or addition or improvement to, capital assets by such Person, in each case if and to the extent such acquisition, construction, development, replacement, expansion, addition or improvement is made to increase over the long-term, the operating capacity, operating income or operating cash flow of the Partnership Group, in the case of clauses (a), (b) and (c), or such Person, in the case of clause (d), from the operating capacity or operating income of the Partnership Group or such Person, as the case may be, existing immediately prior to such acquisition, construction, development, replacement, expansion, addition, improvement or Capital Contribution. For purposes of this definition, “long-term” generally refers to a period of not less than twelve months.

“Capital Surplus” means Available Cash distributed by the Partnership in excess of Operating Surplus, as described in Section 6.3(a).

“Cash Sweep and Credit Support Agreement” means the Amended and Restated Cash Sweep and Credit Support Agreement, dated as of                     , 2017, between the Partnership and NextEra Energy Resources, LLC, as amended or supplemented from time to time.

“Cash Sweep Withdrawals” has the meaning set forth in the Cash Sweep and Credit Support Agreement.

“Carrying Value” means (a) with respect to a Contributed Property or Adjusted Property, the Agreed Value of such property reduced (but not below zero) by all depreciation, amortization and cost recovery deductions charged to the Partners’ Capital Accounts in respect of such property and (b) with respect to any other Partnership property, the adjusted basis of such property for federal income tax purposes, all as of the time of determination; provided that the Carrying Value of any property shall be adjusted from time to time in accordance with Sections 5.3(d) and to reflect changes, additions or other adjustments to the Carrying Value for dispositions and acquisitions of Partnership properties, as deemed appropriate by the General Partner.

“Cause” means a court of competent jurisdiction has entered a final, non-appealable judgment finding the General Partner liable for actual fraud or willful misconduct to the Partnership or any Limited Partner in the General Partner’s capacity as a general partner of the Partnership.

“Certificate” means a certificate in such form (including global form if permitted by applicable rules and regulations) as may be adopted by the General Partner and issued by the Partnership evidencing ownership of one or more classes of Partnership Interests. The initial form of certificate approved by the General Partner for the Common Units is attached as Exhibit A to this Agreement. The initial form of certificate approved by the General Partner for the Series A Preferred Units is attached as Exhibit B to this Agreement.

“Certificate of Limited Partnership” means the Certificate of Limited Partnership of the Partnership filed with the Secretary of State of the State of Delaware as referenced in Section 7.2, as such Certificate of Limited Partnership may be amended, supplemented or restated from time to time.

“Closing Date” means July 1, 2014, the closing date of the Initial Public Offering.

“Code” means the Internal Revenue Code of 1986, as amended and in effect from time to time. Any reference herein to a specific section or sections of the Code shall be deemed to include a reference to any corresponding provision of any successor law.

“Commences Commercial Service” means the date upon which a Capital Improvement is first put into commercial service by a Group Member following completion of construction, replacement, improvement or expansion and testing, as applicable.

“Commission” means the United States Securities and Exchange Commission.

“Common Unit” means a Limited Partner Interest having the rights and obligations specified with respect to Common Units in this Agreement. The term “Common Unit” does not refer to or include, prior to its conversion into a Common Unit pursuant to the terms hereof, any Series A Preferred Unit.

“Conflicts Committee” means a committee of the Board of Directors composed of two or more directors, each of whom (a) is not an officer or employee of the NEE Partners General Partner or NEE Partners, (b) is not an officer, director or employee of any Affiliate of the NEE Partners General Partner or NEE Partners, (c) is not a holder of any ownership interest in the NEE Partners General Partner or its Affiliates, including NEE Partners, or the Partnership Group other than (i) NEE Partners Common Units and (ii) awards that are granted to such director in his capacity as a director under any long-term incentive plan, equity compensation plan or similar plan implemented by the NEE Partners General Partner or NEE Partners and (d) is determined by the Board of Directors to be independent under the independence standards, established by the Exchange Act and the rules and regulations of the Commission thereunder and by the National Securities Exchange on which the NEE Partners Common Units are listed or admitted to trading (or if no such National Securities Exchange, the New York Stock Exchange), for directors who serve on an audit committee of a board of directors.

“Construction Contributions” means cash or cash equivalents contributed to any Group Member by an Affiliate of the General Partner (other than any Group Member) for the purpose of funding construction costs or related expenses of any Group Member (or other Person that is not a Subsidiary of a Group Member, as contemplated in the definition of “Capital Improvement”).

“Construction Debt” means debt incurred to fund (a) all or a portion of a Capital Improvement, (b) interest payments (including periodic net payments under related interest rate swap agreements) and related fees on other Construction Debt or (c) distributions on Construction Equity.

“Construction Equity” means equity issued to fund (a) all or a portion of a Capital Improvement, (b) interest payments (including periodic net payments under related interest rate swap agreements) and related fees on Construction Debt or (c) distributions on other Construction Equity.

“Construction Period” means the period beginning on the date that a Group Member (or other Person that is not a Subsidiary of a Group Member, as contemplated in the definition of “Capital Improvement”) enters into a binding obligation to commence a Capital Improvement and ending on the earlier to occur of the date that such Capital Improvement Commences Commercial Service and the date that the Group Member abandons or disposes of such Capital Improvement.

“Contributed Property” means each property or other asset, in such form as may be permitted by the Delaware Act, but excluding cash, contributed or deemed contributed to the Partnership. Once the Carrying Value of a Contributed Property is adjusted pursuant to Section 5.3(d), such property or other asset shall no longer constitute a Contributed Property, but shall be deemed an Adjusted Property.

“Delaware Act” means the Delaware Revised Uniform Limited Partnership Act, 6 Del C. Section 17-101, et seq., as amended, supplemented or restated from time to time, and any successor to such statute.

“Departing General Partner” means a former general partner from and after the effective date of any withdrawal or removal of such former general partner pursuant to Section 11.1 or Section 11.2.

“Depreciation” means, for each taxable period, an amount equal to the depreciation, amortization or other cost recovery deduction allowable with respect to an asset for such taxable year for U.S. federal income tax purposes, except that if the Carrying Value of an asset differs from its adjusted basis for U.S. federal income tax purposes, Depreciation shall be an amount which bears the same ratio to such beginning Carrying Value as the U.S. federal income tax depreciation, amortization or other cost recovery deduction for such taxable period bears to such beginning adjusted tax basis; provided, however, that if the adjusted basis for U.S. federal income tax purposes of an asset is zero, Depreciation shall be determined with reference to such beginning Carrying Value using any reasonable method selected by the General Partner in accordance with Treasury Regulation 1.704-3.

“Derivative Partnership Interests” means any options, rights, warrants, appreciation rights, tracking, profit and phantom interests and other derivative securities relating to, convertible into or exchangeable for Partnership Interests; provided, however, that a Partnership Interest relating to, convertible into or exchangeable for another Partnership Interest shall not be a Derivative Partnership Interest.

“Economic Risk of Loss” has the meaning set forth in Treasury Regulation Section 1.752-2(a).

“Equity Plan” means any unit or equity purchase plan, restricted unit or equity plan or other similar equity compensation plan now or hereafter adopted by NEE Partners or the NEE Partners General Partner.

“Event of Withdrawal” has the meaning given such term in Section 11.1(a).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, supplemented or restated from time to time, and any successor to such statute.

“Exchange Agreement” means the Exchange Agreement, dated as of July 1, 2014, among NEE Partners, the NEE Partners General Partner, NEE Equity and the Partnership.

“Expansion Capital Expenditures” means cash expenditures for Capital Improvements. Expansion Capital Expenditures shall include interest (including periodic net payments under related interest rate swap agreements) and related fees paid during the Construction Period on Construction Debt. Where cash expenditures are made in part for Expansion Capital Expenditures and in part for other purposes, the General Partner shall determine the allocation between the amounts paid for each.

“General Partner” means NextEra Energy Operating Partners GP, LLC, a Delaware limited liability company, and its successors and permitted assigns that are admitted to the Partnership as general partner of the Partnership, in their capacity as general partner of the Partnership (except as the context otherwise requires). The General Partner is the sole general Partner of the Partnership and the holder of the General Partner Interest.

“General Partner Interest” means the non-economic management interest of the General Partner in the Partnership (in its capacity as general partner without reference to any Limited Partner Interest), which includes any and all rights, powers and benefits to which the General Partner is entitled as provided in this Agreement, together with all obligations of the General Partner to comply with the terms and provisions of this Agreement. The General Partner Interest does not include any rights to ownership or profits or losses or any rights to receive distributions from operations or upon the liquidation or winding-up of the Partnership.

“Gross Liability Value” means, with respect to any Liability of the Partnership described in Treasury Regulation Section 1.752-7(b)(3)(i), the amount of cash that a willing assignor would pay to a willing assignee to assume such Liability in an arm’s-length transaction.

“Group” means two or more Persons that with or through any of their respective Affiliates or Associates, have any contract, arrangement, understanding or relationship for the purpose of acquiring, holding, voting (except voting pursuant to a revocable proxy or consent given to such Person in response to a proxy or consent solicitation made to 10 or more Persons), exercising investment power or disposing of any Partnership Interests with any other Person that beneficially owns, or whose Affiliates or Associates beneficially own, directly or indirectly, Partnership Interests.

“Group Member” means a member of the Partnership Group.

“Group Member Agreement” means the partnership agreement of any Group Member, other than the Partnership, that is a limited or general partnership, the limited liability company agreement of any Group Member that is a limited liability company, the certificate of incorporation and bylaws or similar organizational documents of any Group Member that is a corporation, the joint venture agreement or similar governing document of any Group Member that is a joint venture and the governing or organizational or similar documents of any other Group Member that is a Person other than a limited or general partnership, limited liability company, corporation or joint venture, as such may be amended, supplemented or restated from time to time.

“Hedge Contract” means any exchange, swap, forward, cap, floor, collar, option or other similar agreement or arrangement entered into for the purpose of reducing the exposure of a Group Member to fluctuations in interest rates, commodity prices, basis differentials or currency exchange rates in their operations or financing activities and not for speculative purposes.

“IDR Fee” has the meaning given such term in the Management Services Agreement.

“Indemnitee” means (a) the General Partner, (b) any Departing General Partner, (c) any Person who is or was an Affiliate of the General Partner or any Departing General Partner, (d) any Person who is or was a manager, managing member, general partner, director, officer, fiduciary or trustee of (i) any Group Member, the General Partner or any Departing General Partner or (ii) any Affiliate of any Group Member, the General Partner or any Departing General Partner, (e) any Person who is or was serving at the request of the General Partner or any Departing General Partner or any Affiliate of the General Partner or any Departing General Partner as a manager, managing member, general partner, director, officer, fiduciary or trustee of another Person owing a fiduciary duty to any Group Member; provided that a Person shall not be an Indemnitee by reason of providing, on a fee-for-services basis, trustee, fiduciary or custodial services, and (f) any Person the General Partner designates as an “Indemnitee” for purposes of this Agreement because such Person’s status, service or relationship exposes such Person to potential claims, demands, suits or proceedings relating to the Partnership Group’s business and affairs.

“Initial Common Units” means the Common Units outstanding on the Closing Date.

“Initial Limited Partners” means NEE Equity and NEE Partners.

“Initial Public Offering” means the initial offering and sale of NEE Partners Common Units to the public, as described in the IPO Registration Statement.

“Initial Unit Price” means (a) with respect to the Common Units, the initial public offering price per NEE Partners Common Unit at which the NEE Partners Common Units were first offered to the public for sale as set forth on the cover page of the IPO Prospectus or (b) with respect to any other class or series of Units, the price per Unit at which such class or series of Units is initially sold by the Partnership, as determined by the General Partner, in each case adjusted as the General Partner determines to be appropriate to give effect to any distribution, subdivision or combination of Units.

“Interim Capital Transactions” means the following transactions if they occur prior to the Liquidation Date: (a) borrowings, refinancings or refundings of indebtedness (other than Working Capital Borrowings and other than for items purchased on open account or for a deferred purchase price in the ordinary course of business) by any Group Member and sales of debt securities of any Group Member; (b) sales of equity interests of any Group Member to anyone other than the Partnership Group; (c) sales or other voluntary or involuntary dispositions of any assets of any Group Member other than (i) sales or other dispositions of inventory, accounts receivable and other assets in the ordinary course of business and (ii) sales or other dispositions of assets as part of normal retirements or replacements; and (d) Capital Contributions received by the Partnership Group.

“IPO Prospectus” means the final prospectus relating to the Initial Public Offering dated June 26, 2014 and filed by NEE Partners with the Commission pursuant to Rule 424 under the Securities Act on June 29, 2014.

“IPO Registration Statement” means the Registration Statement on Form S-1 (File No. 333-196099), as amended, filed by NEE Partners with the Commission under the Securities Act to register the offering and sale of the NEE Partners Common Units in the Initial Public Offering.

“Liability” means any liability or obligation of any nature, whether accrued, contingent or otherwise.

“Limited Partner” means, unless the context otherwise requires, each Person that becomes a Limited Partner pursuant to the terms of this Agreement, in each case, in such Person’s capacity as a limited partner of the Partnership.

“Limited Partner Interest” means an interest of a Limited Partner in the Partnership, which may be evidenced by Series A Preferred Units, Common Units or other Partnership Interests (including the Class B, Series 1 Limited Partner Interest and the Class B, Series 2 Limited Partner Interest, but other than a General Partner Interest) or a combination thereof (but excluding Derivative Partnership Interests), and includes any and all benefits to which such Limited Partner is entitled as provided in this Agreement, together with all obligations of such Limited Partner pursuant to the terms and provisions of this Agreement.

“Liquidation Date” means (a) in the case of an event giving rise to the dissolution of the Partnership of the type described in clauses (a) and (b) of Section 12.2, the date on which the applicable time period during which the holders of Outstanding Units have the right to elect to continue the business of the Partnership has expired without such an election being made and (b) in the case of any other event giving rise to the dissolution of the Partnership, the date on which such event occurs.

“Liquidator” means one or more Persons selected by the General Partner to perform the functions described in Section 12.4 as liquidating trustee of the Partnership within the meaning of the Delaware Act.

“Management Services Agreement” means the Second Amended and Restated Management Services Agreement, dated as of                     , 2017, among NEE Partners, the Partnership, the General Partner and NEE Management.

“Manager” has the meaning set forth in the Management Services Agreement.

“Maintenance Capital Expenditure” means cash expenditures, including expenditures for (a) the acquisition (through an asset acquisition, merger, stock acquisition or other form of investment) by any Group Member of existing assets or assets under construction, (b) the construction or development of new capital assets by a Group Member, (c) the replacement or expansion of, or addition or improvement to, existing capital assets by a Group Member or (d) a capital contribution by a Group Member to a Person that is not a Subsidiary in which a Group Member has, or after such Capital Contribution will have, directly or indirectly, an equity interest, to fund such Group Member’s pro rata share of the cost of the acquisition, construction, development, replacement or expansion of, or addition or improvement to, capital assets by such Person, in each case if and to the extent such acquisition, construction, development, replacement, expansion, addition or improvement is made to maintain over the long-term, the operating capacity, operating income or operating cash flow of the Partnership Group, in the case of clauses (a), (b) and (c), or such Person, in the case of clause (d). For purposes of this definition, “long-term” generally refers to a period of not less than twelve months.

“Market Value” means the fair market value of a NEE Partners Common Unit, which shall be determined as of any date of determination as follows:

(a)    If on such date of determination the NEE Partners Common Units are listed on the National Securities Exchange, or are publicly traded on another established securities market (a “Securities Market”), the Market Value of a NEE Partners Common Units shall be the closing price of the NEE Partners Common Unit on the trading day immediately preceding such date of determination as reported on such National Securities Exchange or such Securities Market (provided that, if there is more than one such National Securities Exchange or Securities Market, a committee of, and designated from time to time by resolution of, the Board of Directors shall designate the appropriate National Securities Exchange or Securities Market for purposes of the Market Value determination). If there is no such reported closing price on the trading day immediately preceding such date of determination, the Fair Market Value of a NEE Partners Common Unit shall be the closing price of the NEE Partners Common Unit on the next preceding day on which any sale of NEE Partners Common Units shall have been reported on such National Securities Exchange or such Securities Market.

(b)    If on such date of determination the NEE Partners Common Units are not listed on a National Securities Exchange or publicly traded on a Securities Market, the Market Value of a NEE Partners Common Unit shall be the value of the NEE Partners Common Unit on such date of determination as determined by a committee of, and designated from time to time by resolution of, the Board of Directors by the reasonable application of a reasonable valuation method, in a manner consistent with Code Section 409A.

“Merger Agreement” has the meaning given such term in Section 14.1.

“Minimum Quarterly Distribution” means $0.1875 per Unit per Quarter, subject to adjustment in accordance with Section 6.6.

“MSA Payments” means all payment obligations of any Group Member or NEE Partners under the Management Services Agreement other than the portion of any IDR Fee payments made to NEE Management relating to cash distributions paid during the Construction Period on Construction Equity.

“National Securities Exchange” means an exchange registered with the Commission under Section 6(a) of the Exchange Act (or any successor to such Section).

“NEE” means NextEra Energy, Inc., a Florida corporation.

“NEE Equity” means NextEra Energy Equity Partners, LP, a Delaware limited partnership.

“NEE Management” means NextEra Energy Management Partners, LP, a Delaware limited partnership.

“NEE Partners” means NextEra Energy Partners, LP, a Delaware limited partnership.

“NEE Partners Common Units” means limited partner interests in NEE Partners having the rights and obligations specified with respect to “Common Units” in the NEE Partners Partnership Agreement.

“NEE Partners General Partner” means NextEra Energy Partners GP, Inc., a Delaware corporation, and its successors and permitted assigns that are admitted to NEE Partners as general partner of NEE Partners, in their capacity as general partner of NEE Partners (except as the context otherwise requires).

“NEE Partners Partnership Agreement” means the Second Amended and Restated Limited Partnership Agreement of NEE Partners, as the same may be amended, supplemented or restated from time to time.

“NEE Partners Partnership Interest” has the meaning of “Partnership Interest” set forth in the NEE Partners Partnership Agreement.

“Net Agreed Value” means, (a) in the case of any Contributed Property, the Agreed Value of such property or other consideration reduced by any Liabilities either assumed by the Partnership upon such contribution or to which such property or other consideration is subject when contributed and (b) in the case of any property distributed to a Partner by the Partnership, the Partnership’s Carrying Value of such property (as adjusted pursuant to Section 5.3(d)) at the time such property is distributed, reduced by any Liabilities either assumed by such Partner upon such distribution or to which such property is subject at the time of distribution, in either case as determined and required by the Treasury Regulations promulgated under Section 704(b) of the Code.

“Net Income” means, for any taxable period, the excess, if any, of the Partnership’s items of income and gain for such taxable period over the Partnership’s items of loss and deduction for such taxable period. The items included in the calculation of Net Income shall be determined in accordance with Section 5.3(b) and shall not include any items specially allocated under Section 6.1(b).

“Net Loss” means, for any taxable period, the excess, if any, of the Partnership’s items of loss and deduction for such taxable period over the Partnership’s items of income and gain for such taxable period. The items included in the calculation of Net Loss shall be determined in accordance with Section 5.3(b) and shall not include any items specially allocated under Section 6.1(b).

“Nonrecourse Built-in Gain” means with respect to any Contributed Properties or Adjusted Properties that are subject to a mortgage or pledge securing a Nonrecourse Liability, the amount of any taxable gain that would be allocated to the Partners pursuant to Section 6.2(b) if such properties were disposed of in a taxable transaction in full satisfaction of such liabilities and for no other consideration.

“Nonrecourse Deductions” means any and all items of loss, deduction or expenditure (including any expenditure described in Section 705(a)(2)(B) of the Code) that, in accordance with the principles of Treasury Regulation Section 1.704-2(b), are attributable to a Nonrecourse Liability.

“Nonrecourse Liability” has the meaning set forth in Treasury Regulation Section 1.752-1(a)(2).

“Operating Expenditures” means, without duplication, (i) all Partnership Group cash expenditures (or the Partnership’s proportionate share of expenditures in the case of Subsidiaries that are not wholly owned), including taxes, compensation of employees and directors of the Partnership Group, reimbursement of expenses of the General Partner and its Affiliates, MSA Payments, payments under the Cash Sweep and Credit Support Agreement (other than the return of Reserved Cash (as defined therein) to an Affiliate of NEE Operating GP other than NEE Partners or the Partnership Group), debt service payments (including principal amortization payments on Project Debt), Maintenance Capital Expenditures, repayment of Working Capital Borrowings and payments made in the ordinary course of business under any Hedge Contracts pursuant to sub-clause (d) of this definition, and (ii) all cash expenditures of NEE Partners, including reimbursement of expenses of its general partner and its Affiliates, other than federal income taxes payable by NEE Partners, subject to the following:

(a)    repayments of Working Capital Borrowings deducted from Operating Surplus pursuant to clause (b)(iii) of the definition of Operating Surplus shall not constitute Operating Expenditures when actually repaid;

(b)    payments (including prepayments and prepayment penalties) of principal of and premium on indebtedness other than Working Capital Borrowings and Project Debt shall not constitute Operating Expenditures;

(c)    Operating Expenditures shall not include (i) Expansion Capital Expenditures, (ii) payment of transaction expenses (including taxes) relating to Interim Capital Transactions, (iii) distributions to Partners, (iv) repurchases of Partnership Interests, including repurchases or redemptions of Partnership Interests under the Exchange Agreement, other than repurchases of NEE Partners Partnership Interests by NEE Partners to satisfy obligations under employee benefit plans;

(d)    (i) amounts paid in connection with the initial purchase of a Hedge Contract shall be amortized over the life of such Hedge Contract and (ii) payments made in connection with the termination of any Hedge Contract prior to the expiration of its scheduled settlement or termination date shall be included in equal quarterly installments over the remaining scheduled life of such Hedge Contract.

“Operating Surplus” means, with respect to any period ending prior to the Liquidation Date, on a cumulative basis and without duplication,

(a)    the sum of (i) $35.0 million, (ii) all cash receipts (including any Cash Sweep Withdrawals) of the Partnership Group (or the Partnership’s proportionate share of cash receipts in the case of Subsidiaries that are not wholly owned) for the period beginning on the Closing Date and ending on the last day of such period, but excluding cash receipts from Interim Capital Transactions and the termination of Hedge Contracts (provided that cash receipts from the termination of a Hedge Contract prior to its scheduled settlement or termination date shall be included in Operating Surplus in equal quarterly installments over the remaining scheduled life of such Hedge Contract), (iii) all cash receipts of the Partnership Group (or the Partnership’s proportionate share of cash receipts in the case of Subsidiaries that are not wholly owned) after the end of such period but on or before the date of determination of Operating Surplus with respect to such period resulting from Working Capital Borrowings and (iv) the amount of cash distributions paid during the Construction Period on Construction Equity and the portion of any IDR Fee payments made to NEE Management relating to such cash distributions; less

(b)    the sum of (i) Operating Expenditures for the period beginning on the Closing Date and ending on the last day of such period, (ii) the amount of cash reserves (or the Partnership’s proportionate share of cash reserves in the case of Subsidiaries that are not wholly owned) established by the General Partner to provide funds for future Operating Expenditures and (iii) all Working Capital Borrowings not repaid within twelve months after having been incurred, or repaid within such 12-month period with the proceeds of additional Working Capital Borrowings;

provided, however, that disbursements made (including contributions to a Group Member or disbursements on behalf of a Group Member) or cash reserves established, increased or reduced after the end of such period but on or before the date of determination of Available Cash with respect to such period shall be deemed to have been made, established, increased or reduced, for purposes of determining Operating Surplus, within such period if the General Partner so determines.

Notwithstanding the foregoing, “Operating Surplus” with respect to the Quarter in which the Liquidation Date occurs and any subsequent Quarter shall equal zero.

“Opinion of Counsel” means a written opinion of counsel (who may be regular counsel to, or the general counsel or other inside counsel of, the Partnership, NEE Partners, the General Partner or the NEE Partners General Partner or any of its Affiliates) acceptable to the General Partner or to such other person selecting such counsel or obtaining such opinion.

“Optionee” means a Person to whom a unit option is granted under any Unit Option Plan.

“Outstanding” means, with respect to Partnership Interests, all Partnership Interests that are issued by the Partnership and reflected as outstanding in the Register as of the date of determination.

“Partially Adjusted Capital Account Balance” means with respect to any Partner and any taxable period the Capital Account of such Partner at the beginning of such period as adjusted for contributions and distributions during such period and any allocations made pursuant to Section 6.1(b) for such period.

“Partner Nonrecourse Debt” has the meaning set forth in Treasury Regulation Section 1.704-2(b)(4).

“Partner Nonrecourse Debt Minimum Gain” has the meaning set forth in Treasury Regulation Section 1.704-2(i)(2).

“Partner Nonrecourse Deductions” means any and all items of loss, deduction or expenditure (including any expenditure described in Section 705(a)(2)(B) of the Code) that, in accordance with the principles of Treasury Regulation Section 1.704-2(i), are attributable to a Partner Nonrecourse Debt.

“Partners” means the General Partner and the Limited Partners; provided, however, that, for purposes of the provisions of this Agreement relating to the maintenance of Capital Accounts and the allocation of items of income, gain, loss, deduction, or credit, the term “Partners” shall not include the General Partner for so long as the General Partner’s sole interest in the Partnership is a non-economic interest.

“Partnership” means NextEra Energy Operating Partners, LP, a Delaware limited partnership.

“Partnership Employee” means any employee of the Partnership Group or NEE Partners or the NEE Partners General Partner.

“Partnership Group” means, collectively, the Partnership and its Subsidiaries.

“Partnership Interest” means the General Partner Interest and any class or series of equity interest in the Partnership, which shall include any Limited Partner Interests but shall exclude any Derivative Partnership Interests.

“Partnership Minimum Gain” means that amount determined in accordance with the principles of Treasury Regulation Sections 1.704-2(b)(2) and 1.704-2(d).

“Percentage Interest” means as of any date of determination (a) as to any Unitholder with respect to Units (other than with respect to Series A Preferred Units), as the case may be, the product obtained by multiplying (i) 100% less the percentage applicable to clause (b) below by (ii) the quotient obtained by dividing (A) the number of Units (excluding Series A Preferred Units) held by such Unitholder, as the case may be, by (B) the total number of Outstanding Units (excluding Series A Preferred Units), and (b) as to the holders of other Partnership Interests (other than with respect to Series A Preferred Units) issued by the Partnership in accordance with Section 5.4, the percentage established as a part of such issuance. The Percentage Interest with respect to a Series A Preferred Unit shall at all times be zero.

“Person” means an individual or a corporation, firm, limited liability company, partnership, joint venture, trust, estate, unincorporated organization, association, government agency or political subdivision thereof or other entity.

“Plan of Conversion” has the meaning given such term in Section 14.1.

“Pro Rata” means (a) when used with respect to Units or any class thereof, apportioned among all designated Units in accordance with their relative Percentage Interests, (b) when used with respect to Partners or Record Holders, apportioned among all Partners or Record Holders in accordance with their relative Percentage Interests, and (c) when used with respect to Series A Preferred Unitholders, apportioned among all Series A Preferred Unitholders in accordance with the relative number or percentage of Series A Preferred Units held by each such Series A Preferred Unitholder.

“Project Debt” means indebtedness of any of the Partnership’s Subsidiaries that is the direct or indirect owner or lessee or is intended to become the owner, lessee or developer of generating, transmission, distribution or other operating assets, or assets related thereto, or of any other power or energy facility, or any assets relating to any of the foregoing.

“Quarter” means, unless the context requires otherwise, a fiscal quarter of the Partnership, or, with respect to the fiscal quarter of the Partnership that includes the Closing Date, the portion of such fiscal quarter after the Closing Date.

“Recapture Income” means any gain recognized by the Partnership (computed without regard to any adjustment required by Section 734 or Section 743 of the Code) upon the disposition of any property or asset of the Partnership, which gain is characterized as ordinary income because it represents the recapture of deductions previously taken with respect to such property or asset.

“Record Date” means the date established by the General Partner or otherwise in accordance with this Agreement for determining (a) the identity of the Record Holders entitled to receive notice of, or entitled to exercise rights in respect of, any lawful action of Limited Partners (including voting) or (b) the identity of Record Holders entitled to receive any report or distribution or to participate in any offer.

“Record Holder” means (a) with respect to any class of Partnership Interests for which a Transfer Agent has been appointed, the Person in whose name a Partnership Interest of such class is registered on the books of the Transfer Agent and the Register as of the Partnership’s close of business on a particular Business Day or (b) with respect to other classes of Partnership Interests, the Person in whose name any such other Partnership Interest is registered in the Register as of the Partnership’s close of business on a particular Business Day.

“Register” has the meaning given such term in Section 4.5(a) of this Agreement.

“Registration Rights Agreement” means the Registration Rights Agreement, dated as of July 1, 2014, between NEE Partners and NextEra Energy, Inc.

“Required Allocations” means any allocation of an item of income, gain, loss or deduction pursuant to Section 6.1(b).

“Right of First Offer Agreement” means the Amended and Restated Right of First Offer Agreement, dated as of                     , 2017, among NEE Partners, the Partnership and NextEra Energy Resources, LLC that provides the Partnership with a right of first offer to purchase certain assets of NextEra Energy Resources, LLC or certain of its affiliates offered for sale.

“Right of First Refusal Agreement” means the Right of First Refusal Agreement, dated as of                     , 2017, among NEE Partners, the Partnership and NextEra Energy Resources, LLC that provides NextEra Energy Resources, LLC with a right of first refusal to purchase certain assets of the Partnership or certain of its affiliates offered for sale;

“Securities Act” means the Securities Act of 1933, as amended, supplemented or restated from time to time, and any successor to such statute.

“Series A Definitions” means the following definitions in this Agreement: Available Cash, Certificate, Common Unit, Derivative Partnership Interests, Limited Partner Interest, Partially Adjusted Capital Account Balance, Percentage Interest, Pro Rata, Targeted Capital Account Balance, Unit, Unit Majority, and the additional Series A Preferred Unit definitions set forth in Section 5.11.

“Special Approval” means approval by a majority of the members of the Conflicts Committee acting in good faith.

“Subsidiary” means, with respect to any Person, (a) a corporation of which more than 50% of the voting power of shares entitled (without regard to the occurrence of any contingency) to vote in the election of directors or other governing body of such corporation is owned, directly or indirectly, at the date of determination, by such Person, by one or more Subsidiaries of such Person or a combination thereof, (b) a partnership (whether general or limited) in which such Person or a Subsidiary of such Person is, at the date of determination, a general or limited partner of such partnership, but only if such Person, directly or by one or more Subsidiaries of such Person, or a combination thereof, controls such partnership on the date hereof; or (c) any other Person (other than a corporation or a partnership) in which such Person, one or more Subsidiaries of such Person, or a combination thereof, directly or indirectly, at the date of determination, has the power to elect or direct the election of a majority of the directors or other governing body of such Person.

“Surviving Business Entity” has the meaning given such term in Section 14.2(b).

“Targeted Capital Account Balance” means with respect to any Partner and any taxable period an amount (which may be either a positive number of a negative number) equal to the hypothetical distribution such Partner would receive pursuant to the hypothetical distribution described below, minus the Partner’s share of Company minimum gain determined in accordance with Regulations Section 1.704-2(g) and Partner’s share of Partner Nonrecourse Debt Minimum Gain. The hypothetical distribution to a Partner is the amount the Partner would receive by such Partner if all of the Partnership’s assets were sold for cash equal to their Carrying Value, all Company liabilities were satisfied to the extent required by their terms (limited with respect to each nonrecourse liability or Partner Nonrecourse Debt to the Carrying Value of the assets securing such property) and the proceeds were distributed to the Partners in accordance with Section 12.4(c).

“Transaction Documents” means this Agreement, the Group Member Agreement of each other Group Member, the Management Services Agreement, the Exchange Agreement, the Right of First Offer Agreement, the Right of First Refusal Agreement, the Cash Sweep and Credit Support Agreement, and the Registration Rights Agreement, as each such agreement is amended or supplemented from time to time.

“transfer” has the meaning given such term in Section 4.4(a).

“Transfer Agent” means such bank, trust company or other Person (including the General Partner or one of its Affiliates) as may be appointed from time to time by the General Partner to act as registrar and transfer agent for any class of Partnership Interests in accordance with the Exchange Act and the rules of the National Securities Exchange on which such Partnership Interests are listed (if any); provided that, if no such Person is appointed as registrar and transfer agent for any class of Partnership Interests, the General Partner shall act as registrar and transfer agent for such class of Partnership Interests.

“Treasury Regulation” means the United States Treasury regulations promulgated under the Code.

“Unit” means a Partnership Interest that is designated by the General Partner as a “Unit” and shall include Series A Preferred Units, Common Units, Class B, Series 1 Units and Class B, Series 2 Units.

“Unit Majority” means at least a majority of the Outstanding Common Units (including the Series A Preferred Units as provided in Section 5.11).

“Unit Option Plan” means any unit option plan now or hereafter adopted by the Partnership, NEE Partners or the NEE Partners General Partner.

“Unitholders” means the Record Holders of Units.

“Unrealized Gain” means, as of any date of determination, the excess, if any, attributable to any item of Partnership property, of (a) the fair market value of such property as of such date (as determined under Section 5.3(d)) over (b) the Carrying Value of such property as of such date (prior to any adjustment to be made pursuant to Section 5.3(d) as of such date).

“Unrealized Loss” means, as of any date of determination, the excess, if any, attributable to any item of Partnership property, of (a) the Carrying Value of such property as of such date (prior to any adjustment to be made pursuant to Section 5.3(d) as of such date) over (b) the fair market value of such property as of such date (as determined under Section 5.3(d)).

“Unrecovered Initial Unit Price” means at any time, with respect to a Unit, the Initial Unit Price less the sum of all distributions constituting Capital Surplus theretofore made in respect of an Initial Common Unit and any distributions of cash (or the Net Agreed Value of any distributions in kind) in connection with the dissolution and liquidation of the Partnership theretofore made in respect of an Initial Common Unit, adjusted as the General Partner determines to be appropriate to give effect to any distribution, subdivision or combination of such Units.

“Unrestricted Person” means (a) each Indemnitee, (b) each Partner, (c) each Person who is or was a member, partner, director, officer, employee or agent of any Group Member, a General Partner or any Departing General Partner or any Affiliate of any Group Member, a General Partner or any Departing General Partner and (d) any Person the General Partner designates from time to time as an “Unrestricted Person” for purposes of this Agreement.

“Unreturned Excess Funds” means the amount of Cash Sweep Withdrawals that remain unreturned on the date of determination of Available Cash for such Quarter.

“U.S. GAAP” means United States generally accepted accounting principles, as in effect from time to time, consistently applied.

“Working Capital Borrowings” means borrowings incurred pursuant to a credit facility, commercial paper facility or similar financing arrangement that are used solely for working capital purposes or to pay distributions to the Partners; provided that when such borrowings are incurred it is the intent of the borrower to repay such borrowings within 12 months from the date of such borrowings other than from additional Working Capital Borrowings.

Section 1.2    Construction. Unless the context requires otherwise: (a) any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa; (b) references to Articles and Sections refer to Articles and Sections of this Agreement; (c) the terms “include,” “includes,” “including” or words of like import shall be deemed to be followed by the words “without limitation”; and (d) the terms “hereof,” “herein” or “hereunder” refer to this Agreement as a whole and not to any particular provision of this Agreement. The table of contents and headings contained in this Agreement are for reference purposes only, and shall not affect in any way the meaning or interpretation of this Agreement. The General Partner has the power to construe and interpret this Agreement and to act upon any such construction or interpretation. Any construction or interpretation of this

Agreement by the General Partner and any action taken pursuant thereto and any determination made by the General Partner in good faith shall, in each case, be conclusive and binding on all Record Holders and all other Persons for all purposes.

ARTICLE II

ORGANIZATION

Section 2.1    Formation. The General Partner and NEE Equity have formed the Partnership as a limited partnership pursuant to the provisions of the Delaware Act. The initial Agreement of Limited Partnership was amended and restated in its entirety as the First Amended and Restated Agreement of Limited Partnership of NextEra Energy Operating Partners, LP, dated as of July 1, 2014 (the “First Amended and Restated LP Agreement”). The General Partner, pursuant to Section 13.1 of the First Amended and Restated LP Agreement, hereby amends and restates the First Amended and Restated LP Agreement in its entirety. This amendment and restatement shall become effective on the date of this Agreement. Except as expressly provided to the contrary in this Agreement, the rights, duties, liabilities and obligations of the Partners and the administration, dissolution and termination of the Partnership shall be governed by the Delaware Act. All Partnership Interests shall constitute personal property of the record owner thereof for all purposes.

Section 2.2    Name. The name of the Partnership shall be “NextEra Energy Operating Partners, LP.” Subject to applicable law, the Partnership’s business may be conducted under any other name or names as determined by the General Partner, including the name of the General Partner. The words “Limited Partnership,” “L.P.,” “Ltd.” or similar words or letters shall be included in the Partnership’s name where necessary for the purpose of complying with the laws of any jurisdiction that so requires. The General Partner may change the name of the Partnership at any time and from time to time and shall notify the Limited Partners of such change in the next regular communication to the Limited Partners.

Section 2.3    Registered Office; Registered Agent; Principal Office; Other Offices. Unless and until changed by the General Partner, the registered office of the Partnership in the State of Delaware shall be located at 251 Little Falls Drive, Wilmington, Delaware 19808, and the registered agent for service of process on the Partnership in the State of Delaware at such registered office shall be Corporation Service Company. The principal office of the Partnership shall be located at 700 Universe Boulevard, Juno Beach, Florida 33408, or such other place as the General Partner may from time to time designate by notice to the Limited Partners. The Partnership may maintain offices at such other place or places within or outside the State of Delaware as the General Partner determines to be necessary or appropriate. The address of the General Partner shall be 700 Universe Boulevard, Juno Beach, Florida 33408, or such other place as the General Partner may from time to time designate by notice to the Limited Partners.

Section 2.4    Purpose and Business. The purpose and nature of the business to be conducted by the Partnership shall be to (a) engage directly in, or enter into or form, hold and dispose of any corporation, partnership, joint venture, limited liability company or other arrangement to engage indirectly in, any business activity that is approved by the General Partner and that lawfully may be conducted by a limited partnership organized pursuant to the Delaware Act and, in connection therewith, to exercise all of the rights and powers conferred upon the Partnership pursuant to the agreements relating to such business activity, and (b) do anything necessary or appropriate to the foregoing, including the making of capital contributions or loans to a Group Member; provided, however, that, without the prior written consent of the NEE Partners General Partner, which consent shall be granted or withheld in its sole discretion, the Partnership and each other Group Member shall not have any power or authority to solicit, review, respond to or otherwise participate in any request for proposal relating to, or otherwise engage in, or seek to engage in, the development of: (i) any wind or solar energy project (other than any off-shore project), (ii) any natural gas pipeline, or (iii) any utility-scale battery storage facility, in each case, anywhere in the world, other than those projects described in clauses (i) through (iii) that are owned or are being developed by a Group Member as of the date of this Agreement. To the fullest extent permitted by law, the General Partner shall have no duty or obligation to propose or approve the conduct by the Partnership of any business and may decline to do so free of any duty or obligation whatsoever to the Partnership or any Limited Partner and, in declining to so propose or approve, shall not be required to act in good faith or pursuant to any other standard imposed by this Agreement, any Group Member Agreement, any other agreement contemplated hereby or under the Delaware Act or any other law, rule or regulation or at equity and the General Partner in determining whether to propose or approve the conduct by the Partnership of any business shall be permitted to do so in its sole and absolute discretion.

Section 2.5    Powers. The Partnership shall be empowered to do any and all acts and things necessary, appropriate, proper, advisable, incidental to or convenient for the furtherance and accomplishment of the purposes and business described in Section 2.4 and for the protection and benefit of the Partnership.

Section 2.6    Term. The term of the Partnership commenced upon the filing of the Certificate of Limited Partnership in accordance with the Delaware Act and shall continue in existence until the dissolution of the Partnership in accordance with the provisions of Article XII. The existence of the Partnership as a separate legal entity shall continue until the cancellation of the Certificate of Limited Partnership as provided in the Delaware Act.

Section 2.7    Title to Partnership Assets. Title to the assets of the Partnership, whether real, personal or mixed and whether tangible or intangible, shall be deemed to be owned by the Partnership as an entity, and no Partner, individually or collectively, shall have any ownership interest in such assets of the Partnership or any portion thereof. Title to any or all assets of the Partnership may be held in the name of the Partnership, the General Partner, one or more of its Affiliates or one or more nominees of the General Partner or its Affiliates, as the General Partner may determine. The General Partner hereby declares and warrants that any assets of the Partnership for which record title is held in the name of the General Partner or one or more of its Affiliates or one or more nominees of the General Partner or its Affiliates shall be held by the General Partner or such Affiliate or nominee for the use and benefit of the Partnership in accordance with the provisions of this Agreement; provided, however, that the General Partner shall use reasonable efforts to cause record title to such assets (other than those assets in respect of which the General Partner determines that the expense and difficulty of conveyancing makes transfer of record title to the Partnership impracticable) to be vested in the Partnership or one or more of the Partnership’s designated Affiliates as soon as reasonably practicable; provided, further, that, prior to the withdrawal or removal of the General Partner or as soon thereafter as practicable, the General Partner shall use reasonable efforts to effect the transfer of record title to the Partnership and, prior to any such transfer, will provide for the use of such assets in a manner satisfactory to any successor General Partner. All assets of the Partnership shall be recorded as the property of the Partnership in its books and records, irrespective of the name in which record title to such assets of the Partnership is held.

ARTICLE III

RIGHTS OF LIMITED PARTNERS

Section 3.1    Limitation of Liability. The Limited Partners shall have no liability under this Agreement except as expressly provided in this Agreement or the Delaware Act.

Section 3.2    Management of Business. No Limited Partner, in its capacity as such, shall participate in the operation, management or control (within the meaning of the Delaware Act) of the Partnership’s business, transact any business in the Partnership’s name or have the power to sign documents for or otherwise bind the Partnership. No action taken by any Affiliate of the General Partner or any officer, director, employee, manager, member, general partner, agent or trustee of the General Partner or any of its Affiliates, or any officer, director, employee, manager, member, general partner, agent or trustee of a Group Member, in its capacity as such, shall be deemed to be participating in the control of the business of the Partnership by a limited partner of the Partnership (within the meaning of Section 17-303(a) of the Delaware Act) nor shall any such action affect, impair or eliminate the limitations on the liability of the Limited Partners under this Agreement.

Section 3.3    Rights of Limited Partners.

(a)    Each Limited Partner shall have the right, upon written request and at such Limited Partner’s own expense to obtain a copy of this Agreement and the Certificate of Limited Partnership and all amendments thereto.

(b)    Each of the Partners and each other Person or Group who acquires an interest in Partnership Interests hereby agrees to the fullest extent permitted by law that they do not have any rights as Partners to receive any information either pursuant to Sections 17-305(a) of the Delaware Act or otherwise except for the right to obtain a copy of this Agreement and the Certificate of Limited Partnership set forth in Section 3.3(a).

ARTICLE IV

CERTIFICATES; RECORD HOLDERS; TRANSFER OF PARTNERSHIP INTERESTS

Section 4.1    Certificates. Owners of Partnership Interests and, where appropriate, Derivative Partnership Interests, shall be recorded in the Register and ownership of such interests shall be evidenced by a physical certificate or book entry notation in the Register. Notwithstanding anything to the contrary in this Agreement, unless the General Partner shall determine otherwise in respect of some or all of any or all classes of Partnership Interests and Derivative Partnership Interests, Partnership Interests and Derivative Partnership Interests shall not be evidenced by physical certificates. Certificates, if any, shall be executed on behalf of the Partnership by the Chief Executive Officer, President, Chief Financial Officer or any Vice President and the Secretary, any Assistant Secretary, or other authorized officer of the General Partner, and shall bear the legend set forth in Section 4.7(c). The signatures of such officers upon a certificate may be facsimiles. In case any officer who has signed or whose signature has been placed upon such certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the Partnership with the same effect as if he were such officer at the date of its issuance. If a Transfer Agent has been appointed for a class of Partnership Interests, no Certificate for such class of Partnership Interests shall be valid for any purpose until it has been countersigned by the Transfer Agent; provided, however, that, if the General Partner elects to cause the Partnership to issue Partnership Interests of such class in global form, the Certificate shall be valid upon receipt of a certificate from the Transfer Agent certifying that the Partnership Interests have been duly registered in accordance with the directions of the Partnership. With respect to any Partnership Interests that are represented by physical certificates, the General Partner may determine that such Partnership Interests will no longer be represented by physical certificates and may, upon written notice to the holders of such Partnership Interests and subject to applicable law, take whatever actions it deems necessary or appropriate to cause such Partnership Interests to be registered in book entry or global form and may cause such physical certificates to be cancelled or deemed cancelled.

Section 4.2    Mutilated, Destroyed, Lost or Stolen Certificates.

(a)    If any mutilated Certificate is surrendered to the Transfer Agent, the appropriate officers of the General Partner on behalf of the Partnership shall execute, and the Transfer Agent shall countersign and deliver in exchange therefor, a new Certificate evidencing the same number and type of Partnership Interests or Derivative Partnership Interests as the Certificate so surrendered.

(b)    The appropriate officers of the General Partner, on behalf of the Partnership, shall execute and deliver, and the Transfer Agent shall countersign, a new Certificate in place of any Certificate previously issued, if the Record Holder of the Certificate:

(i)    makes proof by affidavit, in form and substance satisfactory to the General Partner, that a previously issued Certificate has been lost, destroyed or stolen;

(ii)    requests the issuance of a new Certificate before the General Partner has notice that the Certificate has been acquired by a purchaser for value in good faith and without notice of an adverse claim;

(iii)    if requested by the General Partner, delivers to the General Partner a bond, in form and substance satisfactory to the General Partner, with surety or sureties and with fixed or open penalty as the General Partner may direct to indemnify the Partnership, the Partners, the General Partner and the Transfer Agent against any claim that may be made on account of the alleged loss, destruction or theft of the Certificate; and

(iv)    satisfies any other reasonable requirements imposed by the General Partner or the Transfer Agent.

If a Limited Partner fails to notify the General Partner within a reasonable period of time after such Limited Partner has notice of the loss, destruction or theft of a Certificate, and a transfer of the Limited Partner Interests represented by the Certificate is registered before the Partnership, the General Partner or the Transfer Agent receives such notification, to the fullest extent permitted by law, the Limited Partner shall be precluded from making any claim against the Partnership, the General Partner or the Transfer Agent for such transfer or for a new Certificate.

(c)    As a condition to the issuance of any new Certificate under this Section 4.2, the General Partner may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Transfer Agent) reasonably connected therewith.

Section 4.3    Record Holders. The names and addresses of Unitholders as they appear in the Register shall be the official list of Record Holders of the Partnership Interests for all purposes. The Partnership and the General Partner shall be entitled to recognize the Record Holder as the Partner with respect to any Partnership Interest and, accordingly, shall not be bound to recognize any equitable or other claim to, or interest in, such Partnership Interest on the part of any other Person or Group, regardless of whether the Partnership or the General Partner shall have actual or other notice thereof, except as otherwise provided by law or any applicable rule, regulation, guideline or requirement of any National Securities Exchange on which such Partnership Interests are listed or admitted to trading. Without limiting the foregoing, when a Person (such as a broker, dealer, bank, trust company or clearing corporation or an agent of any of the foregoing) is acting as nominee, agent or in some other representative capacity for another Person or Group in acquiring and/or holding Partnership Interests, as between the Partnership on the one hand, and such other Person or Group on the other, such representative Person shall be the Limited Partner with respect to such Partnership Interest upon becoming the Record Holder in accordance with Section 10.1(b) and have the rights and obligations of a Partner hereunder as, and to the extent, provided herein, including Section 10.1(c).

Section 4.4    Transfer Generally.

(a)    The term “transfer,” when used in this Agreement with respect to a Partnership Interest, shall be deemed to refer to a transaction (i) by which the General Partner assigns all or any part of its General Partner Interest to another Person, and includes a sale, assignment, gift, pledge, encumbrance, hypothecation, mortgage, exchange or any other disposition by law or otherwise or (ii) by which the holder of a Limited Partner Interest assigns such Limited Partner Interest to another Person who is or becomes a Limited Partner as a result thereof, and includes a sale, assignment, gift, exchange or any other disposition by law or otherwise, excluding a pledge, encumbrance, hypothecation or mortgage but including any transfer upon foreclosure of any pledge, encumbrance, hypothecation or mortgage.

(b)    No Partnership Interest shall be transferred, in whole or in part, except in accordance with the terms and conditions set forth in this Article IV. Any transfer or purported transfer of a Partnership Interest not made in accordance with this Article IV shall be null and void, and the Partnership shall have no obligation to effect or recognize any such transfer or purported transfer.

(c)    Nothing contained in this Agreement shall be construed to prevent or limit a disposition by any stockholder, member, partner or other owner of the General Partner or any Limited Partner of any or all of such Person’s shares of stock, membership interests, partnership interests or other ownership interests in the General Partner or such Limited Partner and the term “transfer” shall not include any such disposition.

Section 4.5    Registration and Transfer of Limited Partner Interests.

(a)    The General Partner shall keep, or cause to be kept by the Transfer Agent on behalf of the Partnership, one or more registers in which, subject to such reasonable regulations as it may prescribe and subject to the provisions of Section 4.5(b), the registration and transfer of Limited Partner Interests, and any Derivative Partnership Interests as applicable, shall be recorded (the “Register”).

(b)    The General Partner shall not recognize any transfer of Limited Partner Interests evidenced by Certificates until the Certificates evidencing such Limited Partner Interests are surrendered for registration of transfer. No charge shall be imposed by the General Partner for such transfer; provided, that as a condition to the issuance of any new Certificate under this Section 4.5, the General Partner may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed with respect thereto and any other expenses (including the fees and expenses of the Transfer Agent) reasonably connected therewith. Upon surrender of a Certificate for registration of transfer of any Limited Partner Interests evidenced by a Certificate, and subject to the provisions of this Section 4.5(b), the appropriate officers of the General Partner on behalf of the Partnership shall execute and deliver, and in the case of Certificates evidencing Limited Partner Interests for which a Transfer Agent has been appointed, the Transfer Agent shall countersign and deliver, in the name of the holder or the designated transferee or transferees, as required pursuant to the holder’s instructions, one or more new Certificates evidencing the same aggregate number and type of Limited Partner Interests as was evidenced by the Certificate so surrendered. Upon the proper surrender of a Certificate, such transfer shall be recorded in the Register.

(c)    Upon the receipt by the General Partner of proper transfer instructions from the Record Holder of uncertificated Partnership Interests, such transfer shall be recorded in the Register.

(d)    By acceptance of any Limited Partner Interests pursuant to a transfer in accordance with this Article IV, each transferee of a Limited Partner Interest (including any nominee, or agent or representative acquiring such Limited Partner Interests for the account of another Person or Group) (i) shall be admitted to the Partnership as a Limited Partner with respect to the Limited Partner Interests so transferred to such Person when any such transfer or admission is reflected in the Register and such Person becomes the Record Holder of the Limited Partner Interests so transferred, (ii) shall become bound, and shall be deemed to have agreed to be bound, by the terms of this Agreement, (iii) shall be deemed to represent that the transferee has the capacity, power and authority to enter into this Agreement and (iv) shall be deemed to make any consents, acknowledgements or waivers contained in this Agreement, all with or without execution of this Agreement by such Person. The transfer of any Limited Partner Interests and the admission of any new Limited Partner shall not constitute an amendment to this Agreement.

(e)    Subject to (i) the foregoing provisions of this Section 4.5, (ii) Section 4.3, (iii) Section 4.7, (iv) with respect to any class or series of Limited Partner Interests, the provisions of any statement of designations or an amendment to this Agreement establishing such class or series, (v) any contractual provisions binding on any Limited Partner and (vi) provisions of applicable law, including the Securities Act, Limited Partner Interests shall be freely transferable.

(f)    The General Partner and its Affiliates (including NEE Equity) shall have the right at any time to transfer their Common Units to one or more Persons.

Section 4.6    Transfer of the General Partner’s General Partner Interest. The General Partner may transfer all or any part of its General Partner Interest without the consent of any other Partner. No transfer by the General Partner of all or any part of its General Partner Interest to another Person shall be permitted unless (i) the transferee agrees to assume the rights and duties of the General Partner under this Agreement and to be bound by the provisions of this Agreement, (ii) the Partnership receives an Opinion of Counsel that such transfer would not result in the loss of limited liability of any Limited Partner under the Delaware Act, (iii) such transferee also agrees to purchase all (or the appropriate portion thereof, if applicable) of the partnership or membership interest of the General Partner as the general partner or managing member, if any, of each other Group Member and (iv) the NEE Partners General Partner consents to such transfer. In the case of a transfer pursuant to and in compliance with this Section 4.6, the transferee or successor (as the case may be) shall, subject to compliance with the terms of Section 10.2, be admitted to the Partnership as the General Partner effective immediately prior to the transfer of the General Partner Interest, and the business of the Partnership shall continue without dissolution.

Section 4.7    Restrictions on Transfers.

(a)    Notwithstanding the other provisions of this Article IV, no transfer of any Partnership Interests shall be made if such transfer would (i) violate the then-applicable federal or state securities laws or rules and regulations of the Commission, any state securities commission or any other governmental authority with jurisdiction over such transfer, (ii) terminate the existence or qualification of the Partnership under the laws of the jurisdiction of its formation; (iii) create, in the discretion of the General Partner, more than an insignificant risk that the Partnership will be treated as an association taxable as a corporation or otherwise to be taxed as an entity for federal income tax purposes; or (iv) result in a termination of the Partnership under Code Section 708 unless, prior to such transfer, the transferring Partner agrees to indemnify the Partnership and the other Partners for any adverse tax consequences caused as a result of such termination. The Partnership may issue stop transfer instructions to any Transfer Agent in order to implement any restriction on transfer contemplated by this Agreement.

(b)    The General Partner may impose restrictions on the transfer of Partnership Interests, including by requiring the General Partner’s prior written consent for any transfer (which consent may be withheld in the discretion of the General Partner), if it receives written advice of counsel that such restrictions are necessary or advisable to (i) avoid a significant risk of the Partnership’s becoming taxable as a corporation or otherwise becoming taxable as an entity for federal income tax purposes (to the extent not already so treated or taxed) or (ii) preserve the uniformity of the Limited Partner Interests (or any class or classes thereof). The General Partner may impose such restrictions by amending this Agreement. Notwithstanding the foregoing, any restriction imposed by the General Partner under this Section 4.7(b) shall be made at the direction of the Manager pursuant to the Management Services Agreement for so long as the Management Services Agreement remains in effect; provided, however, that any such restriction shall not be imposed with respect to any class of Units if it would materially adversely affect the Unitholders of such class.

(c)    Each certificate or book entry evidencing Partnership Interests shall bear a conspicuous legend in substantially the following form:

THE HOLDER OF THIS SECURITY ACKNOWLEDGES FOR THE BENEFIT OF NEXTERA ENERGY OPERATING PARTNERS, LP THAT THIS SECURITY MAY NOT BE TRANSFERRED IF SUCH TRANSFER (AS DEFINED IN THE PARTNERSHIP AGREEMENT) WOULD (A) VIOLATE THE THEN APPLICABLE FEDERAL OR STATE SECURITIES LAWS OR RULES AND REGULATIONS OF THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER GOVERNMENTAL AUTHORITY WITH JURISDICTION OVER SUCH TRANSFER, (B) TERMINATE THE EXISTENCE OR QUALIFICATION OF NEXTERA ENERGY OPERATING PARTNERS, LP UNDER THE LAWS OF THE STATE OF DELAWARE, (C) CAUSE NEXTERA ENERGY OPERATING PARTNERS, LP TO BE TREATED AS AN ASSOCIATION TAXABLE AS A CORPORATION OR OTHERWISE TO BE TAXED AS AN ENTITY FOR FEDERAL INCOME TAX PURPOSES, OR (D) RESULT IN A TERMINATION OF THE PARTNERSHIP UNDER INTERNAL REVENUE CODE OF 1986, AS AMENDED, SECTION 708 UNLESS, PRIOR TO SUCH TRANSFER, THE TRANSFERRING PARTNER AGREES TO INDEMNIFY THE PARTNERSHIP AND THE OTHER PARTNERS FOR ANY ADVERSE TAX CONSEQUENCES CAUSED AS A RESULT OF SUCH TERMINATION. THE GENERAL PARTNER OF NEXTERA ENERGY OPERATING PARTNERS, LP MAY IMPOSE ADDITIONAL

RESTRICTIONS ON THE TRANSFER OF THIS SECURITY IF IT RECEIVES AN OPINION OF COUNSEL THAT SUCH RESTRICTIONS ARE NECESSARY TO AVOID A SIGNIFICANT RISK OF NEXTERA ENERGY OPERATING PARTNERS, LP BECOMING TAXABLE AS A CORPORATION OR OTHERWISE BECOMING TAXABLE AS AN ENTITY FOR FEDERAL INCOME TAX PURPOSES. THIS SECURITY MAY BE SUBJECT TO ADDITIONAL RESTRICTIONS ON ITS TRANSFER PROVIDED IN THE PARTNERSHIP AGREEMENT. COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS SECURITY TO THE SECRETARY OF THE GENERAL PARTNER AT THE PRINCIPAL OFFICE OF THE PARTNERSHIP.

ARTICLE V

CAPITAL CONTRIBUTIONS AND ISSUANCE OF PARTNERSHIP INTERESTS

Section 5.1    Capital Contributions. Neither the General Partner nor any Limited Partner will be required to make any additional Capital Contribution to the Partnership pursuant to this Agreement.

Section 5.2    Interest and Withdrawal. No interest shall be paid by the Partnership on Capital Contributions. No Partner shall be entitled to the withdrawal or return of its Capital Contribution, except to the extent, if any, that distributions made pursuant to this Agreement or upon termination of the Partnership may be considered as such by law and then only to the extent provided for in this Agreement. Except to the extent expressly provided in this Agreement, no Partner shall have priority over any other Partner either as to the return of Capital Contributions or as to profits, losses or distributions. Any such return shall be a compromise to which all Partners agree within the meaning of Section 17-502(b) of the Delaware Act.

Section 5.3    Capital Accounts.

(a)    The Partnership shall maintain for each Partner owning a Partnership Interest a separate Capital Account with respect to such Partnership Interest in accordance with the rules of Treasury Regulation Section 1.704-1(b)(2)(iv). The Capital Account shall in respect of each such Partnership Interest be increased by (i) the amount of all Capital Contributions made to the Partnership with respect to such Partnership Interest and (ii) all items of Partnership income and gain (including income and gain exempt from tax) computed in accordance with Section 5.3(b) and allocated with respect to such Partnership Interest pursuant to Section 6.1, and decreased by (x) the amount of cash or Net Agreed Value of all actual and deemed distributions of cash or property made with respect to such Partnership Interest and (y) all items of Partnership deduction and loss computed in accordance with Section 5.3(b) and allocated with respect to such Partnership Interest pursuant to Section 6.1.

(b)    For purposes of computing the amount of any item of income, gain, loss or deduction that is to be allocated pursuant to Article VI and is to be reflected in the Partners’ Capital Accounts, the determination, recognition and classification of any such item shall be the same as its determination, recognition and classification for federal income tax purposes (including any method of depreciation, cost recovery or amortization used for that purpose), provided, that:

(i)    All fees and other expenses incurred by the Partnership to promote the sale of (or to sell) a Partnership Interest that can neither be deducted nor amortized under Section 709 of the Code, if any, shall, for purposes of Capital Account maintenance, be treated as an item of deduction at the time such fees and other expenses are incurred and shall be allocated among the Partners pursuant to Section 6.1.

(ii)    Any income, gain or loss attributable to the taxable disposition of any Partnership property shall be determined as if the adjusted basis of such property as of such date of disposition were equal in amount to the Partnership’s Carrying Value with respect to such property as of such date.

(iii)    An item of income of the Partnership that is described in Section 705(a)(1)(B) of the Code (with respect to items of income that are exempt from tax) shall be treated as an item of income for the purpose of this Section 5.3(b), and an item of expense of the Partnership that is described in Section 705(a)(2)(B) of the Code (with respect to expenditures that are not deductible and not chargeable to capital accounts), shall be treated as an item of deduction for the purpose of this Section 5.3(b).

(iv)    In lieu of the depreciation, amortization and other cost recovery deductions taken into account for federal income tax purposes, there shall be taken into account Depreciation for such taxable period, computed in accordance with the definition of Depreciation contained herein.

(v)    The Gross Liability Value of each Liability of the Partnership described in Treasury Regulation Section 1.752-7(b)(3)(i) shall be adjusted at such times as provided in this Agreement for an adjustment to Carrying Values. The amount of any such adjustment shall be treated for purposes hereof as an item of loss (if the adjustment increases the Carrying Value of such Liability of the Partnership) or an item of gain (if the adjustment decreases the Carrying Value of such Liability of the Partnership).

(vi)    In the event the Carrying Value of any Partnership asset is adjusted pursuant to Section 5.3(d), the amount of such adjustment shall be taken into account as gain or loss from the disposition of such property for purposes of this Section 5.3(b).

(c)    The transferee of a Partnership Interest shall succeed to a Pro Rata portion of the Capital Account of the transferor relating to the Partnership Interest so transferred.

(d)    In accordance with, and upon the occurrence of any event described in, Treasury Regulation Section 1.704-1(b)(2)(iv)(f), the Carrying Value of each Partnership property immediately prior to such event may, in the discretion of the General Partner, be adjusted upward or downward to reflect any Unrealized Gain or Unrealized Loss attributable to such Partnership property. Without limiting the foregoing, the Carrying Value of any Partnership property distributed to any Partner shall be adjusted to reflect any Unrealized Gain or Unrealized Loss attributable to such Partnership property. In determining such Unrealized Gain or Unrealized Loss for purposes of this Section 5.3(d), the fair market value of any Partnership property (including cash or cash equivalents) immediately prior to any adjustment made pursuant to this Section 5.3(d) shall be determined by the General Partner using such method of valuation as it may adopt.

Section 5.4    Issuances of Additional Partnership Interests.

(a)    The Partnership may issue additional Partnership Interests (other than General Partner Interests) and Derivative Partnership Interests for any Partnership purpose at any time and from time to time to such Persons for such consideration and on such terms and conditions as the General Partner shall determine, all without the approval of any Limited Partners.

(b)    Each additional Partnership Interest authorized to be issued by the Partnership pursuant to Section 5.4(a) may be issued in one or more classes, or one or more series of any such classes, with such designations, preferences, rights, powers and duties (which may be senior to existing classes and series of Partnership Interests), as shall be fixed by the General Partner, including (i) the right to share in Partnership profits and losses or items thereof; (ii) the right to share in Partnership distributions; (iii) the rights upon dissolution and liquidation of the Partnership; (iv) whether, and the terms and conditions upon which, the Partnership may or shall be required to redeem the Partnership Interest; (v) whether such Partnership Interest is issued with the privilege of conversion or exchange and, if so, the terms and conditions of such conversion or exchange; (vi) the terms and conditions upon which each Partnership Interest will be issued, evidenced by Certificates and assigned or transferred; (vii) the method for determining the Percentage Interest as to such Partnership Interest; and (viii) the right, if any, of each such Partnership Interest to vote on Partnership matters, including matters relating to the relative rights, preferences and privileges of such Partnership Interest.

(c)    The General Partner shall take all actions that it determines to be necessary or appropriate in connection with (i) each issuance of Partnership Interests and Derivative Partnership Interests pursuant to this Section 5.4, (ii) reflecting admission of such additional Limited Partners in the Register as the Record Holders of

such Limited Partner Interests and (iii) all additional issuances of Partnership Interests. The General Partner shall determine the relative rights, powers and duties of the holders of the Units or other Partnership Interests being so issued. The General Partner shall do all things necessary to comply with the Delaware Act and is authorized and directed to do all things that it determines to be necessary or appropriate in connection with any future issuance of Partnership Interests, including compliance with any statute, rule, regulation or guideline of any federal, state or other governmental agency or any National Securities Exchange on which the Units or other Partnership Interests are listed or admitted to trading.

(d)    No additional Common Units shall be issued to NEE Partners unless (i) the additional Common Units are issued to all Partners holding Common Units in proportion to their respective Percentage Interests in the Common Units, (ii) (a) the additional Common Units are Common Units issued in connection with an issuance of NEE Partners Common Units and (b) NEE Partners contributes to the Partnership the cash proceeds or other consideration received in connection with the issuance of such NEE Partners Common Units, (iii) the additional Common Units are issued upon the conversion, redemption or exchange of other securities issued by the Partnership or (iv) the additional Common Units are issued pursuant to Section 5.5 or Section 5.6.

(e)    No fractional Units shall be issued by the Partnership.

Section 5.5    Issuances of Securities by NEE Partners. NEE Partners shall not issue any additional NEE Partners Common Units unless NEE Partners contributes the cash proceeds or other consideration received from the issuance of such additional NEE Partners Common Units in exchange for an equivalent number of Common Units; provided, however, that notwithstanding the foregoing, NEE Partners may issue NEE Partners Common Units (a) pursuant to Section 5.6 or pursuant to the Exchange Agreement or (b) pursuant to a distribution (including any split or combination) of NEE Partners Common Units to all of the holders of NEE Partners Common Units. In the event that NEE Partners issues any additional NEE Partners Common Units and contributes the cash proceeds or other consideration received from the issuance thereof to the Partnership, the Partnership is authorized to issue a number of Common Units equal to the number of NEE Partners Common Units so issued without any further act, approval or vote of any Partner or any other Persons.

Section 5.6    Unit Option Plans.

(a)    If at any time or from time to time, in connection with any Unit Option Plan, an option to purchase NEE Partners Common Units granted to a Person other than a Partnership Employee is duly exercised:

(i)    NEE Partners, shall, as soon as practicable after such exercise, make a Capital Contribution to the Partnership in an amount equal to the exercise price paid to NEE Partners by such exercising party in connection with the exercise of such unit option.

(ii)    Notwithstanding the amount of the Capital Contribution actually made pursuant to Section 5.6(a)(i), NEE Partners shall be deemed to have contributed to the Partnership as a Capital Contribution an amount equal to the Market Value of a NEE Partners Common Unit as of the date of exercise multiplied by the number of NEE Partners Common Units then being issued in connection with the exercise of such unit option. In exchange for such Capital Contribution, the Partnership shall issue a number of Common Units to NEE Partners equal to the number of NEE Partners Common Units issued in connection with the exercise of such unit option.

(b)    If at any time or from time to time, in connection with any Unit Option Plan, an option to purchase NEE Partners Common Units granted to a Partnership Employee is duly exercised:

(i)    NEE Partners shall sell to the Partnership, and the Partnership shall purchase from NEE Partners, the number of NEE Partners Common Units as to which such unit option is being exercised. The purchase price per NEE Partners Common Unit for such sale of NEE Partners Common Units to the Partnership shall be the Market Value of a NEE Partners Common Unit as of the date of exercise of such unit option.

(ii)    The Partnership shall sell to the Optionee (or if the Optionee is an employee of a Group Member other than the Partnership, the Partnership shall sell to such Group Member, which in turn shall sell to the Optionee), for a cash price per share equal to the Market Value of a NEE Partners Common Unit at the time of the exercise, the number of NEE Partners Common Units equal to (a) the exercise price paid to NEE Partners by the exercising party in connection with the exercise of such unit option divided by (b) the Market Value of a NEE Partners Common Unit at the time of such exercise.

(iii)    The Partnership shall transfer to the Optionee (or if the Optionee is an employee of another Group Member, the Partnership shall transfer to such Group Member, which in turn shall transfer to the Optionee) at no additional cost, as additional compensation, the number of NEE Partners Common Units equal to the number of NEE Partners Common Units described in Section 5.6(b)(i) less the number of NEE Partners Common Units described in Section 5.6(b)(ii) hereof.

(iv)    NEE Partners shall, as soon as practicable after such exercise, make a Capital Contribution to the Partnership of an amount equal to all proceeds received (from whatever source, but excluding any payment in respect of payroll taxes or other withholdings) by NEE Partners in connection with the exercise of such unit option. In exchange for such Capital Contribution, the Partnership shall issue a number of Common Units to NEE Partners equal to the number of NEE Partners Common Units issued in connection with the exercise of such unit option.

(c)    Restricted Units Granted to Partnership Employees. If at any time or from time to time, in connection with any Equity Plan (other than a Unit Option Plan), any NEE Partners Common Units are issued to a Partnership Employee (including any NEE Partners Common Units that are subject to forfeiture in the event such Partnership Employee terminates his employment by the Partnership or another Group Member) in consideration for services performed for the Partnership or such other Group Member:

(i)    NEE Partners shall issue such number of NEE Partners Common Units as are to be issued to the Partnership Employee in accordance with the Equity Plan;

(ii)    The following events will be deemed to have occurred: (a) NEE Partners shall be deemed to have sold such NEE Partners Common Units to the Partnership (or if the Partnership Employee is an employee or other service provider of another Group Member, to such Group Member) for a purchase price equal to the Market Value of such NEE Partners Common Units, (b) the Partnership (or such Group Member) shall be deemed to have delivered the NEE Partners Common Units to the Partnership Employee, (c) NEE Partners shall be deemed to have contributed the purchase price to the Partnership as a Capital Contribution, and (d) in the case where the Partnership Employee is an employee of another Group Member, the Partnership shall be deemed to have contributed such amount to the capital of such Group Member; and

(iii)    The Partnership shall issue to NEE Partners a number of Common Units equal to the number of newly issued NEE Partners Common Units in consideration for a deemed Capital Contribution in an amount equal to (x) the number of newly issued Common Units, multiplied by the Market Value of a NEE Partners Common Unit at such time.

(d)    Restricted Units Granted to Persons other than Partnership Employees. If at any time or from time to time, in connection with any Equity Plan (other than a Unit Option Plan), any NEE Partners Common Units are issued to a Person other than a Partnership Employee in consideration for services performed for NEE Partners, the NEE Partners General Partner or a Group Member:

(i)    NEE Partners shall issue such number of NEE Partners Common Units as are to be issued to such Person in accordance with the Equity Plan; and

(ii)    NEE Partners shall be deemed to have contributed the Market Value of such NEE Partners Common Units to the Partnership as a Capital Contribution, and the Partnership shall issue to NEE Partners a number of newly issued Common Units equal to the number of newly issued NEE Partners Common Units divided.

(e)    Nothing in this Agreement shall be construed or applied to preclude or restrain the General Partner, NEE Partners or the NEE Partners General Partner from adopting, modifying or terminating stock incentive plans for the benefit of employees, directors or other business associates of the General Partner, NEE Partners, the Partnership, the NEE Partners General Partner or any of their Affiliates. The Partners acknowledge and agree that, in the event that any such plan is adopted, modified or terminated by the General Partner, NEE Partners or the NEE Partners General Partner, amendments to this Section 5.6 may become necessary or advisable and that any approval or consent to any such amendments requested by the General Partner or NEE Partners shall be deemed granted.

(f)    The Partnership is expressly authorized to issue Common Units in the numbers specified in this Section 5.6 without any further act, approval or vote of any Partner or any other Persons.

Section 5.7    Limited Preemptive Right. Except as provided in this Section 5.7 or as otherwise provided in a separate agreement by the Partnership, no Person shall have any preemptive, preferential or other similar right with respect to the issuance of any Partnership Interest, whether unissued, held in the treasury or hereafter created. The General Partner shall have the right, which it may from time to time assign in whole or in part to any of its Affiliates, to purchase Partnership Interests from the Partnership whenever, and on the same terms that, the Partnership issues Partnership Interests to Persons other than the General Partner and its Affiliates, to the extent necessary to maintain the Percentage Interests of the General Partner and its Affiliates equal to that which existed immediately prior to the issuance of such Partnership Interests.

Section 5.8    Splits and Combinations.

(a)    Subject to Section 5.8(d) and Section 6.6 (dealing with adjustments of the Minimum Quarterly Distribution), the Partnership may make a Pro Rata distribution of Partnership Interests to all Record Holders or may effect a subdivision or combination of Partnership Interests so long as, after any such event, each Partner shall have the same Percentage Interest in the Partnership as before such event, and any amounts calculated on a per Unit basis or stated as a number of Units are proportionately adjusted, provided, however, that the Partnership may not effect a subdivision or combination of Partnership Interests described in this Section 5.8(a) unless NEE Partners also effects an equivalent subdivision or combination, as determined by the General Partner.

(b)    Whenever such a distribution, subdivision or combination of Partnership Interests is declared, the General Partner shall select a Record Date as of which the distribution, subdivision or combination shall be effective and shall send notice thereof at least twenty (20) days prior to such Record Date to each Record Holder as of a date not less than ten (10) days prior to the date of such notice (or such shorter periods as required by applicable law). The General Partner also may cause a firm of independent public accountants selected by it to calculate the number of Partnership Interests to be held by each Record Holder after giving effect to such distribution, subdivision or combination. The General Partner shall be entitled to rely on any certificate provided by such firm as conclusive evidence of the accuracy of such calculation.

(c)    Promptly following any such distribution, subdivision or combination, the Partnership may issue Certificates or uncertificated Partnership Interests to the Record Holders of Partnership Interests as of the applicable Record Date representing the new number of Partnership Interests held by such Record Holders, or the General Partner may adopt such other procedures that it determines to be necessary or appropriate to reflect such changes. If any such combination results in a smaller total number of Partnership Interests Outstanding, the Partnership shall require, as a condition to the delivery to a Record Holder of Partnership Interests represented by Certificates, the surrender of any Certificate held by such Record Holder immediately prior to such Record Date.

(d)    The Partnership shall not issue fractional Units upon any distribution, subdivision or combination of Units. If a distribution, subdivision or combination of Units would result in the issuance of fractional Units but for the provisions of Section 5.4(e) and this Section 5.8(d), each fractional Unit shall be rounded to the nearest whole Unit (with fractional Units equal to or greater than a 0.5 Unit being rounded to the next higher Unit).

Section 5.9    Redemption, Repurchase or Forfeiture of NEE Partners Common Units. If, at any time, any NEE Partners Common Units are redeemed, repurchased or otherwise acquired (whether by exercise of a put or call, upon forfeiture of any award granted under any Equity Plan, automatically or by means of another arrangement) by NEE Partners, then, immediately prior to such redemption, repurchase or acquisition of NEE Partners Common Units, the Partnership shall redeem a number of Common Units held by NEE Partners equal to the number of NEE Partners Common Units so redeemed, repurchased or acquired, such redemption, repurchase or acquisition to be upon the same terms and for the same price per Common Unit as such NEE Partners Common Units that are redeemed, repurchased or acquired.

Section 5.10    Fully Paid and Non-Assessable Nature of Limited Partner Interests. All Limited Partner Interests issued pursuant to, and in accordance with the requirements of, this Article V shall be fully paid and non-assessable Limited Partner Interests in the Partnership, except as such non-assessability may be affected by Sections 17-303, 17-607 or 17-804 of the Delaware Act.

Section 5.11    Establishment of Series A Preferred Units.

(a)    Definitions.

“Capital Distribution Basket” means, at the time of determination, (i) an amount equal to four times the total distributions to the Common Unitholders under this Agreement for the preceding Quarter less (ii) the sum of (x) any amounts previously distributed by the Partnership to Common Unitholders under this Agreement from Capital Surplus on or following the date of the NEE Partners Series A Purchase Agreement and (y) any amounts previously distributed by NEE Partners to the NEE Partners Common Unitholders under the NEE Partners Partnership Agreement from Capital Proceeds (as defined in the NEE Partners Partnership Agreement) on or following the date of the NEE Partners Series A Purchase Agreement; provided that if during the preceding Quarter, there was a distribution by the Partnership or NEE Partners that reduced the Capital Distribution Basket, the amount in clause (i) shall be determined by reference to the last preceding Quarter during which no such distributions were made.

“Initial Distribution Period” means, with respect to a Series A Preferred Unit, the period commencing on the date of issuance of such Series A Preferred Unit and ending on the third anniversary thereof; provided that the Initial Distribution Period with respect to a Series A PIK Unit shall be deemed to be the same as that of the Series A Preferred Unit on which the Series A PIK Unit is paid.

“NEE Partners Series A Conversion Notice” has the meaning assigned to such term in Section 5.11(b)(vi)(C).

“NEE Partners Series A Conversion Rate” means the conversion rate applicable to a NEE Partners Series A Preferred Unit pursuant to the NEE Partners Partnership Agreement, as adjusted pursuant to the same.

“NEE Partners Series A Conversion Unit” means a NEE Partners Common Unit issued upon conversion of a NEE Partners Series A Preferred Unit pursuant to the NEE Partners Partnership Agreement.

“NEE Partners Series A Forced Conversion Notice” has the meaning assigned to such term in Section 5.11(b)(vi)(C).

“NEE Partners Series A Preferred Units” means limited partner interests in NEE Partners having the rights and obligations specified with respect to “Series A Preferred Units” in the NEE Partners Partnership Agreement.

“NEE Partners Series A Purchase Agreement” means the Series A Preferred Unit Purchase Agreement, dated as of June 20, 2017, by and among NEE Partners and the purchasers of NEE Partners Series A Preferred Units thereunder, as may be amended from time to time.

“Series A Conversion Rate” means the rate necessary to achieve the economic equivalent of the NEE Partners Series A Conversion Rate in effect and as applicable at the time of such conversion.

“Series A Conversion Unit” means a Common Unit issued upon conversion of a Series A Preferred Unit pursuant to Section 5.11(b)(vi). Immediately upon such issuance, each Series A Conversion Unit shall be considered a Common Unit for all purposes hereunder.

“Series A Converting Unitholder” means a Series A Preferred Unitholder whose Series A Preferred Units are converted in accordance with Section 5.11(b)(vi).

“Series A Distribution Amount” means (a) with respect to any Quarter ending on or before the end of the Initial Distribution Period for a Series A Preferred Unit, an amount per Quarter per Series A Preferred Unit equal to $0.4413; (b) with respect to any Quarter ending after the end of the Quarter during which the Initial Distribution Period ends for a Series A Preferred Unit, an amount per Quarter per Series A Preferred Unit equal to the greater of (i) the amount set forth in clause (a) and (ii) the amount of distributions for such Quarter that would have been payable with respect to such Series A Preferred Unit if such Series A Preferred Unit had converted immediately prior to the Record Date for such Quarter in respect of which such distributions are being paid into the number of Common Unit(s) into which such Series A Preferred Unit would be convertible at the then-applicable Series A Conversion Rate (regardless of whether the Series A Preferred Units are then convertible); and (c) with respect to the Quarter during which the Initial Distribution Period ends, a prorated amount based on the date that the Initial Distribution Period ends, which amount shall equal the sum of (i) the amount set forth in clause (a) of this paragraph, multiplied by a fraction, the numerator of which equals the number of days in such Quarter commencing on the start of the applicable Quarter and ending on, and including, the last day of the Initial Distribution Period, and the denominator of which equals the total number of days in such Quarter, and (ii) the amount determined as provided in clause (b) of this paragraph, multiplied by a fraction, the numerator of which equals the number of days in such Quarter commencing on the day following the last day of the Initial Distribution Period and ending on, and including, the last day of such Quarter, and the denominator of which equals the total number of days in such Quarter; provided, however, that the Series A Distribution Amount for the Quarter during which the Initial Distribution Period commences shall be prorated for such period, and shall equal the amount calculated by multiplying the amount set forth in clause (a) of this paragraph by a fraction, the numerator of which equals the number of days in such Quarter commencing on the applicable issuance date and ending on, and including, the last day of such Quarter, and the denominator of which equals the total number of days in such Quarter.

“Series A Distribution Payment Date” has the meaning assigned to such term in Section 5.11(b)(i)(A).

“Series A Initial Issuance Date” means the date on which Series A Preferred Units are first issued to NEE Partners.

“Series A Issue Price” means $39.2253 per Series A Preferred Unit.

“Series A Junior Securities” means any class or series of Partnership Interests that, with respect to distributions on such Partnership Interests and distributions upon liquidation of the Partnership, ranks junior to the Series A Preferred Units, including Common Units, but excluding any Series A Parity Securities and Series A Senior Securities.

“Series A Parity Securities” means any class or series of Partnership Interests that, with respect to distributions on such Partnership Interests or distributions upon liquidation of the Partnership, ranks pari passu with (but not senior to) the Series A Preferred Units.

“Series A PIK Payment Date” has the meaning assigned to such term in Section 5.11(b)(i)(E).

“Series A PIK Units” means any Series A Preferred Units issued pursuant to a Series A Quarterly Distribution in accordance with Section 5.11(b)(i).

“Series A Preferred Unitholder” means a Record Holder of Series A Preferred Units.

“Series A Preferred Units” means any Units designated as “Series A Convertible Preferred Units” and issued pursuant to Section 5.11, including any Units issued under Section 5.11(b)(ii) and any Series A PIK Units.

“Series A Quarterly Distribution” has the meaning assigned to such term in Section 5.11(b)(i)(A).

“Series A Senior Securities” means any class or series of Partnership Interests that, with respect to distributions on such Partnership Interests or distributions upon liquidation of the Partnership, ranks senior to the Series A Preferred Units.

“Series A Unpaid Distributions” has the meaning assigned to such term in Section 5.11(b)(i)(B).

(b)    Rights of Series A Preferred Units. There is hereby created a class of Units designated as “Series A Convertible Preferred Units,” with the designations, preferences and relative, participating, optional or other special rights, powers and duties as set forth in this Section 5.11 and elsewhere in this Agreement.

(i)    Distributions.

(A)    Subject to Section 5.11(b)(i)(B), commencing with the Quarter that includes the Series A Initial Issuance Date, subject to Section 5.11(b)(i)(D), the Record Holders of the Series A Preferred Units as of the applicable Record Date for each Quarter shall be entitled to receive, in respect of each Outstanding Series A Preferred Unit, cumulative distributions in respect of such Quarter equal to the sum of (1) the Series A Distribution Amount for such Quarter and (2) any Series A Unpaid Distributions (collectively, a “Series A Quarterly Distribution”).

With respect to any Quarter (or portion thereof for which a Series A Quarterly Distribution is due) ending on or before the end of the Initial Distribution Period for a Series A Preferred Unit, such Series A Quarterly Distribution shall be paid, as determined by the General Partner, in Series A PIK Units or in cash, or in a combination of Series A PIK Units and cash; provided, however, that the Partnership and NEE Partners must effect all distributions on corresponding Series A Preferred Units and NEE Partners Series A Preferred Units on an equivalent and consistent basis; and NEE Partners agrees that it will pay and elect to pay all distributions on the corresponding NEE Partners Series A Preferred Units in cash or in kind on an equivalent basis consistent with the determination made by the General Partner of the Partnership.

For any Quarter ending after the end of the Initial Distribution Period for a Series A Preferred Unit, each Series A Quarterly Distribution on such Series A Preferred Unit shall be paid, as determined by the General Partner, in cash or in a combination of Series A PIK Units and cash; provided that, no more than one-ninth (1/9th) of any such Series A Quarterly Distribution shall consist of Series A PIK Units for any Quarter following the Quarter during which the Initial Distribution Period ends; provided, further, that for the Quarter during which the Initial Distribution Period ends, (i) the portion of the Series A Distribution Amount calculated through the end of the Initial Distribution Period shall not be subject to the foregoing one-ninth (1/9th) limitation, and (ii) the portion of the Series A Distribution Amount calculated after the end of the Initial Distribution Period shall be subject to the foregoing one-ninth (1/9th) limitation; and provided, further, that the Partnership and NEE Partners must effect all distributions on corresponding Series A Preferred Units and NEE Partners Series A Preferred Units on an equivalent and consistent basis; and NEE Partners agrees that it will pay and elect to pay all distributions on the corresponding NEE Partners Series A Preferred Units in cash or in kind on an equivalent basis consistent with the determination made by the General Partner of the Partnership.

If the General Partner elects to pay all or any portion of a Series A Quarterly Distribution in Series A PIK Units, the number of Series A PIK Units to be issued in connection with such Series A Quarterly Distribution shall equal the quotient of (1) the applicable Series A Distribution Amount (or portion thereof to be paid in Series A PIK Units) divided by (2) the Series A Issue Price;

provided that instead of issuing any fractional Series A PIK Unit, the Partnership shall round the number of Series A PIK Units issued to each Series A Preferred Unitholder down to the nearest whole Series A PIK Unit and pay cash in lieu of any resulting fractional unit (with the amount of such cash payment being based on the value of such fractional Series A PIK Unit, which shall be the product of the Series A Issue Price multiplied by the number of Series A Conversion Units into which such fractional Series A PIK Units would be convertible at the applicable Series A Conversion Rate on such Record Date (without regard to whether any Series A Preferred Units are then convertible)).

Each Series A Quarterly Distribution shall be paid within forty-five (45) days following the end of each Quarter (each such payment date, a “Series A Distribution Payment Date”) and, unless otherwise determined by the General Partner, shall have the same Record Date as established by the Partnership for any distribution to be made by the Partnership on other Partnership Interests in respect of such Quarter. For the avoidance of doubt, subject to Section 5.11(b)(i)(D), distributions on the Series A Preferred Units shall be subject to the provisions of Section 6.4.

(B)    If the Partnership fails to pay in full the Series A Distribution Amount of any Series A Quarterly Distribution (in cash or Series A PIK Units) when due for any Quarter during the applicable Initial Distribution Period, then the Series A Preferred Unitholders entitled to such unpaid Series A Quarterly Distribution shall be deemed to have nonetheless received such Series A Quarterly Distribution in Series A PIK Units and, accordingly, shall have all other rights under this Agreement as if such Series A PIK Units had, in fact, been issued on the date such distribution was due. If the Partnership fails to pay in full the Series A Distribution Amount of any Series A Quarterly Distribution (in cash or Series A PIK Units) in accordance with Section 5.11(b)(i)(A) when due for any Quarter following the applicable Initial Distribution Period, then (1) the Series A Preferred Unitholders entitled to such unpaid Series A Quarterly Distribution shall be deemed to have nonetheless received one-ninth (1/9th) of such Series A Quarterly Distribution in Series A PIK Units and, accordingly, shall have all other rights under this Agreement as if such Series A PIK Units had, in fact, been issued on the date such distribution was due and (2) from and after the first date of such failure and continuing until such failure is cured by payment in full in cash of all such arrearages (which arrearages shall exclude, for the avoidance of doubt, the Series A PIK Units deemed received under the immediately preceding clause (1)), (x) the amount of such unpaid cash distributions (on a per Series A Preferred Unit basis, “Series A Unpaid Distributions”) unless and until paid will accrue and accumulate from and including the first day of the Quarter immediately following the Quarter in respect of which such payment is due until paid in full and (y) the Partnership shall not be permitted to, and shall not, declare or make, any distributions, redemptions or repurchases in respect of any Series A Junior Securities or Series A Parity Securities (including, for the avoidance of doubt, with respect to the Quarter for which the Partnership first failed to pay in full any such cash Series A Distribution Amount when due); provided, however, that pro rata distributions may be declared and paid on the Series A Preferred Units and the Series A Parity Securities in amounts per Series A Preferred Unit and Series A Parity Security that bear to each other the same ratio that accrued and accumulated distributions per Series A Preferred Unit and Series A Parity Security bear to each other.

(C)    The aggregate Series A Distribution Amount (excluding any portion paid in Series A PIK Units) shall be paid out of Available Cash and, for the avoidance of doubt, shall be paid in accordance with Section 6.4.

(D)    Notwithstanding anything in this Section 5.11(b)(i) to the contrary, with respect to any Series A Preferred Unit that is converted into a Common Unit, (1) with respect to a distribution to be made to Record Holders as of the Record Date preceding such conversion, the Record Holder as of such Record Date of such Series A Preferred Unit shall be entitled to receive such distribution in respect of such Series A Preferred Unit on the corresponding Series A Distribution

Payment Date, but shall not be entitled to receive such distribution in respect of the Common Units into which such Series A Preferred Unit was converted on the payment date thereof, and (2) with respect to a distribution to be made to Record Holders as of any Record Date following such conversion, the Record Holder as of such Record Date of the Common Units into which such Series A Preferred Unit was converted shall be entitled to receive such distribution in respect of such converted Common Units on the payment date thereof, but shall not be entitled to receive such distribution in respect of such Series A Preferred Unit on the corresponding Series A Distribution Payment Date. For the avoidance of doubt, if a Series A Preferred Unit is converted into Common Units pursuant to the terms hereof following a Record Date but prior to the corresponding Series A Distribution Payment Date, then the Record Holder of such Series A Preferred Unit as of such Record Date shall nonetheless remain entitled to receive on the Series A Distribution Payment Date a distribution in respect of such Series A Preferred Unit pursuant to Section 5.11(b)(i)(A) and, until such distribution is received, Section 5.11(b)(i)(B) shall continue to apply, but shall not be entitled to receive such distribution in respect of the Common Units into which such Series A Preferred Unit was converted on the Series A Distribution Payment Date.

(E)    When any Series A PIK Units are payable to a Series A Preferred Unitholder pursuant to this Section 5.11, the Partnership shall issue the Series A PIK Units to such holder in accordance with Section 5.11(b)(i)(A) (the date of issuance of such Series A PIK Units, the “Series A PIK Payment Date”). On the Series A PIK Payment Date, the Partnership shall have the option to (1) issue to such Series A Preferred Unitholder a certificate or certificates for the number of Series A PIK Units to which such Series A Preferred Unitholder shall be entitled, or (2) cause the Transfer Agent to make a notation in book entry form in the books of the Partnership.

(ii)    Issuance of the Series A Preferred Units. The Series A Preferred Units shall be issued by the Partnership pursuant to the terms and conditions of an equity purchase or contribution agreement or otherwise as provided in this Agreement.

(iii)    Voting Rights.

(A)    The Outstanding Series A Preferred Units shall have voting rights that are identical to the voting rights of the Common Units and shall vote with the Common Units as a single class, so that each Outstanding Series A Preferred Unit will be entitled to one vote for each Common Unit into which such Series A Preferred Unit would be convertible at the then applicable Series A Conversion Rate (regardless of whether the Series A Preferred Units are then convertible) on each matter with respect to which each Record Holder of a Common Unit is entitled to vote. Each reference in this Agreement to a vote of Record Holders of Common Units shall be deemed to be a reference to the Record Holders of Common Units and Series A Preferred Units, voting together as a single class during any period in which any Series A Preferred Units are Outstanding.

(B)    Notwithstanding any other provision of this Agreement, the Partnership shall not declare or pay distributions from Capital Surplus in any given Quarter that exceed an amount equal to the then available Capital Distribution Basket.

(iv)    No Series A Senior Securities; Series A Parity Securities. The Partnership shall not, without the consent of a majority of the Outstanding Series A Preferred Units, issue any (A) Series A Senior Securities (or amend the provisions of any class of Partnership Interests to make such class of Partnership Interests a class of Series A Senior Securities) or (B) Series A Parity Securities (or amend the provisions of any class of Partnership Interests to make such class of Partnership Interests a class of Series A Parity Securities) or Series A Preferred Units; provided that, without the consent or vote of any of the Outstanding Series A Preferred Unitholders (but without prejudice to their rights under Section 5.11(b)(iii)(A)), the Partnership may issue after the Series A Initial Issuance Date additional Series A Preferred Units or Series A Parity Securities if, when and to the same extent that NEE Partners may issue corresponding NEE Partners Series A Preferred Units or NEE Partners Series A Parity Securities under the NEE Partners Partnership Agreement.

NEE Partners shall not issue any additional NEE Partners Series A Preferred Units or NEE Partners Series A Parity Securities unless NEE Partners contributes the cash proceeds or other consideration received from the issuance of such additional NEE Partners Series A Preferred Units or NEE Partners Series A Parity Securities to the Partnership in exchange for an equivalent number of Series A Preferred Units or Series A Parity Securities, as applicable. In the event that NEE Partners issues any additional NEE Partners Series A Preferred Units or NEE Partners Series A Parity Securities and contributes the cash proceeds or other consideration received from the issuance thereof to the Partnership, the Partnership is authorized to issue, and shall issue, a number of Series A Preferred Units or Series A Parity Securities, as applicable, equal to the number of NEE Partners Series A Preferred Units or NEE Partners Series A Parity Securities so issued without any further act, approval or vote of any Partner or any other Persons.

Subject to Section 5.11(b)(vi)(E), the Partnership may, without any consent or vote of the holders of Outstanding Series A Preferred Units (but without prejudice to their rights under Section 5.11(b)(iii)(A)), issue the Series A PIK Units contemplated by this Agreement or create (by reclassification or otherwise) and issue Series A Junior Securities in an unlimited amount.

(v)    Legends. Each certificate or book entry evidencing a Series A Preferred Unit shall bear a conspicuous legend in substantially the form set forth in Exhibit C of this Agreement.

(vi)    Conversion.

(A)    The Series A Preferred Units shall be converted into Series A Conversion Units automatically if, when and to the same extent as the corresponding NEE Partners Series A Preferred Units are converted into NEE Partners Series A Conversion Units pursuant to the NEE Partners Partnership Agreement, and the Partnership is authorized to issue, and shall issue, a number of Series A Conversion Units equal to the number of NEE Partners Series A Conversion Units so issued without any further act, approval or vote of any Partner or any other Persons.

(B)    Immediately upon the issuance of Common Units as a result of any conversion of Series A Preferred Units, subject to Section 5.11(b)(i)(D), all rights of the Series A Converting Unitholder with respect to such Series A Preferred Units shall cease, including any further accrual of distributions, and such Series A Converting Unitholder thereafter shall be treated for all purposes as the owner of Common Units. Fractional Common Units shall not be issued to any Person pursuant to this Section 5.11(b)(vi)(A) (each fractional Common Unit shall be rounded down with the remainder being paid an amount in cash equal to the amount of cash paid with respect to any fractional corresponding NEE Partners Common Units).

(C)    Conversion Notice. NEE Partners shall promptly notify the Partnership upon receipt of written notice from a NEE Partners Series A Converting Unitholder stating that such converting unitholder elects to convert its NEE Partners Series A Preferred Units pursuant to the NEE Partners Partnership Agreement (a “NEE Partners Series A Conversion Notice”). NEE Partners shall simultaneously notify the Partnership if NEE Partners gives notice to a NEE Partners Series A Preferred Unitholder of NEE Partners’ election to force conversion of NEE Partners Series A Preferred Units (a “NEE Partners Series A Forced Conversion Notice”).

(D)    Timing. NEE Partners and the Partnership agree to use commercially reasonable efforts to accomplish the objectives of this Section 5.11(b)(vi) on the time frames and in the manner contemplated in the corresponding provisions of the NEE Partners Partnership Agreement. Subject to Section 5.11(b)(i)(D), upon issuance of Series A Conversion Units to the Series A Converting Unitholder, all rights under the converted Series A Preferred Units shall cease, and such Series A Converting Unitholder shall be treated for all purposes as the Record Holder of such Series A Conversion Units.

(E)    Distributions, Combinations, Subdivisions and Reclassifications by NEE Partners. If, when and to the same extent that the NEE Partners Series A Conversion Rate, the NEE Partners

Series A Issue Price or any other term(s) of the NEE Partners Series A Preferred Units are adjusted under or pursuant to Section 5.8(b)(vi)(E) of the NEE Partners Partnership Agreement, the Series A Conversion Rate, Series A Issue Price or other corresponding term(s) of the Partnership’s Series A Preferred Units shall be simultaneously and automatically adjusted in a manner that achieves the economic equivalent adjustment with respect to the Partnership’s Series A Preferred Units, without any further act, approval or vote of any Partner or any other Persons. Such adjustments shall be made successively if, when and to the same extent as provided in the NEE Partners Partnership Agreement.

(F)    No Adjustments for Certain Items. The limitations on adjustments to the NEE Partners Series A Preferred Units under Section 5.8(b)(vi)(F) of the NEE Partners Partnership Agreement shall apply to the Partnership’s Series A Preferred Units on a corresponding and equivalent basis.

(vii)    Series A Change of Control. If a Series A Change of Control (as defined in the NEE Partners Partnership Agreement) occurs:

(A)    If the corresponding NEE Partners Series A Preferred Units are converted under or pursuant to the NEE Partners Partnership Agreement, the Series A Preferred Units shall be converted automatically if, when and to the same extent as the corresponding NEE Partners Series A Preferred Units are so converted, without any further act, approval or vote of any Partner or any other Persons.

(B)    If the corresponding NEE Partners Series A Preferred Units continue to be held after the Series A Change of Control pursuant to the NEE Partners Partnership Agreement, the Series A Preferred Units shall continue to be held by NEE Partners.

(C)    If the corresponding NEE Partners Series A Preferred Units are redeemed, repurchased or otherwise acquired (whether by exercise of a put or call, by forfeiture, automatically or by means of another arrangement) by NEE Partners, or if the corresponding NEE Partners Series A Preferred Units are exchanged for a Series A Substantially Equivalent Unit (as defined in the NEE Partners Partnership Agreement), then, immediately prior to such redemption, repurchase or acquisition of NEE Partners Series A Preferred Units, or immediately prior to such exchange for a Series A Substantially Equivalent Unit, as applicable, the Partnership shall redeem a number of Series A Units held by NEE Partners equal to the number of NEE Partners Series A Units so redeemed, repurchased, acquired or exchanged, with such redemption to be upon the same or substantially economically equivalent terms as the redemption, repurchase, acquisition or exchange of such NEE Partners Series A Preferred Units.

(viii)    Series A Preferred Unit Transfer Restrictions. NEE Partners shall not transfer any Series A Preferred Units issued to it under this Agreement.

(c)    Amendment. This Section 5.11, Section 6.1(a), Section 6.4, Section 12.4(c) and the Series A Definitions may not be amended or modified except by a written instrument executed by the General Partner and the Series A Preferred Unit Limited Partners holding one hundred percent (100%) of the Series A Preferred Units then outstanding.

(d)    No Third-Party Beneficiaries. Except as specified in Section 17.6 of the Agreement, the terms and provisions of this Section 5.11, Section 6.1(a), Section 6.4, Section 12.4(c) and the Series A Definitions are intended solely for the benefit of the Partners and their respective successors or permitted assigns, and it is not the intention of the General Partner to confer third-party beneficiary rights upon any other Person by reason of this Section 5.11, Section 6.1(a), Section 6.4, Section 12.4(c) and the Series A Definitions.

ARTICLE VI

ALLOCATIONS AND DISTRIBUTIONS

Section 6.1    Allocations for Capital Account Purposes. For purposes of maintaining the Capital Accounts and in determining the rights of the Partners among themselves, the Partnership’s items of income, gain, loss, deduction, and credit (computed in accordance with Section 5.3(b)) for each taxable period shall be allocated among the Partners as provided herein below.

(a)    Net Income and Net Loss. After giving effect to the special allocations set forth in Section 6.1(b), if there is Net Income remaining for a taxable period, the remaining Net Income shall be allocated among the Partners so as to reduce proportionately (based on the amounts that need to be reduced) the differences between their respective Target Capital Account Balances and Partially Adjusted Capital Account Balances for the taxable period. After giving effect to the special allocations set forth in Section 6.1(b), if there is Net Loss remaining for a taxable period, the remaining Net Loss shall be allocated among the Partners so as to reduce proportionately (based on the amounts that need to be reduced) the differences between their respective Partially Adjusted Capital Account Balances and Target Capital Account Balances for the taxable period. If in the fiscal period of liquidation of the Company or in the fiscal period of the sale of substantially all of its assets, at least one Partner has a Targeted Capital Account Balance in excess of its Partially Adjusted Capital Account Balance or at least one Partner has a Partially Adjusted Capital Account Balance in excess of its Targeted Capital Account Balance, the General Partner may apply the foregoing provisions by allocating items of income and gain taken into account in determining Net Income or Net Loss (other than items allocated pursuant to Section 6.1(b)) in lieu of Net Income and by allocating items of loss and deduction taken into account in determining Net Income or Net Loss (other than items allocated pursuant to Section 6.1(b)) in lieu of Net Loss.

(b)    Special Allocations. Notwithstanding any other provision of this Section 6.1, the following special allocations shall be made for such taxable period:

(i)    Partnership Minimum Gain Chargeback. Notwithstanding any other provision of this Section 6.1, if there is a net decrease in Partnership Minimum Gain during any Partnership taxable period, each Partner shall be allocated items of Partnership income and gain for such period (and, if necessary, subsequent periods) in the manner and amounts provided in Treasury Regulation Sections 1.704-2(f), 1.704-2(g) and 1.704-2(j)(2)(i), or any successor provision. For purposes of this Section 6.1(b), each Partner’s Adjusted Capital Account balance shall be determined, and the allocation of income or gain required hereunder shall be effected, prior to the application of any other allocations pursuant to this Section 6.1(b) with respect to such taxable period (other than an allocation pursuant to Section 6.1(b)(v) and Section 6.1(b)(vi)). This Section 6.1(b)(i) is intended to comply with the Partnership Minimum Gain chargeback requirement in Treasury Regulation Section 1.704-2(f) and shall be interpreted consistently therewith.

(ii)    Chargeback of Partner Nonrecourse Debt Minimum Gain. Notwithstanding the other provisions of this Section 6.1 (other than Section 6.1(b)(i)), except as provided in Treasury Regulation Section 1.704-2(i)(4), if there is a net decrease in Partner Nonrecourse Debt Minimum Gain during any Partnership taxable period, any Partner with a share of Partner Nonrecourse Debt Minimum Gain at the beginning of such taxable period shall be allocated items of Partnership income and gain for such period (and, if necessary, subsequent periods) in the manner and amounts provided in Treasury Regulation Sections 1.704-2(i)(4) and 1.704-2(j)(2)(ii), or any successor provisions. For purposes of this Section 6.1(b), each Partner’s Adjusted Capital Account balance shall be determined, and the allocation of income or gain required hereunder shall be effected, prior to the application of any other allocations pursuant to this Section 6.1(b) with respect to such taxable period (other than an allocation pursuant to Section 6.1(b)(i), Section 6.1(b)(v) and Section 6.1(b)(vi)). This Section 6.1(b)(ii) is intended to comply with the chargeback of items of income and gain requirement in Treasury Regulation Section 1.704-2(i)(4) and shall be interpreted consistently therewith.

(iii)    Qualified Income Offset. In the event any Partner unexpectedly receives any adjustments, allocations or distributions described in Treasury Regulation Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5), or 1.704-1(b)(2)(ii)(d)(6), items of Partnership gross income and gain shall be specially allocated to such Partner in an amount and manner sufficient to eliminate, to the extent required by the Treasury Regulations promulgated under Section 704(b) of the Code, the deficit balance, if any, in its Adjusted Capital Account created by such adjustments, allocations or distributions as quickly as possible; provided, that an allocation pursuant to this Section 6.1(b)(iii) shall be made only if and to the extent that such Partner would have a deficit balance in its Adjusted Capital Account as adjusted after all other allocations provided for in this Section 6.1 have been tentatively made as if this Section 6.1(b)(iii) were not in this Agreement. This Section 6.1(b)(iii) is intended to constitute a “qualified income offset” within the meaning of Treasury Regulations Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

(iv)    Gross Income Allocation. In the event any Partner has a deficit balance in its Capital Account at the end of any taxable period in excess of the sum of (A) the amount such Partner is required to restore pursuant to the provisions of this Agreement and (B) the amount such Partner is deemed obligated to restore pursuant to Treasury Regulation Sections 1.704-2(g) and 1.704-2(i)(5), such Partner shall be specially allocated items of Partnership gross income and gain in the amount of such excess as quickly as possible; provided, that an allocation pursuant to this Section 6.1(b)(iv) shall be made only if and to the extent that such Partner would have a deficit balance in its Capital Account as adjusted after all other allocations provided for in this Section 6.1 have been tentatively made as if Section 6.1(b)(iii) and this Section 6.1(b)(iv) were not in this Agreement.

(v)    Nonrecourse Deductions. Nonrecourse Deductions for any taxable period shall be allocated to the Partners Pro Rata. If the General Partner determines that the Partnership’s Nonrecourse Deductions should be allocated in a different ratio to satisfy the safe harbor requirements of the Treasury Regulations promulgated under Section 704(b) of the Code, the General Partner is authorized, upon notice to the other Partners, to revise the prescribed ratio to the numerically closest ratio that does satisfy such requirements.

(vi)    Partner Nonrecourse Deductions. Partner Nonrecourse Deductions for any taxable period shall be allocated 100% to the Partner that bears the Economic Risk of Loss with respect to the Partner Nonrecourse Debt to which such Partner Nonrecourse Deductions are attributable in accordance with Treasury Regulation Section 1.704-2(i). If more than one Partner bears the Economic Risk of Loss with respect to a Partner Nonrecourse Debt, the Partner Nonrecourse Deductions attributable thereto shall be allocated between or among such Partners in accordance with the ratios in which they share such Economic Risk of Loss.

(vii)    Nonrecourse Liabilities. For purposes of Treasury Regulation Section 1.752-3(a)(3), the Partners agree that Nonrecourse Liabilities of the Partnership in excess of the sum of (A) the amount of Partnership Minimum Gain and (B) the total amount of Nonrecourse Built-in Gain shall be allocated among the Partners Pro Rata.

(viii)    Code Section 754 Adjustments. To the extent an adjustment to the adjusted tax basis of any Partnership asset pursuant to Section 734(b) or 743(b) of the Code is required, pursuant to Treasury Regulation Section 1.704- 1(b)(2)(iv)(m), to be taken into account in determining Capital Accounts, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis), and such item of gain or loss shall be specially allocated to the Partners in a manner consistent with the manner in which their Capital Accounts are required to be adjusted pursuant to such Section of the Treasury Regulations.

(ix)    Loss Allocation Limitation. No allocation of Net Loss (or items thereof) shall be made to any Partner to the extent that such allocation would create or increase an Adjusted Capital Account deficit with respect to such Partner. Any amount of Net Loss (or items thereof) that cannot be allocated to a Partner pursuant to this Section 6.1(b)(ix) generally will be allocated among the other Partners in accordance with Section 6.1.

(c)    Other Allocation Provisions.

(i)    [Reserved]

(ii)    Changes in Partnership Interests. If any Partnership Interests are transferred or redeemed, or upon the admission of a new Partner, in accordance with the provisions of this Agreement during any taxable period, the income or loss attributable to such Partnership Interests for such taxable period shall be divided and allocated between the Partners based upon Section 706 of the Code or another permissible method selected by the General Partner.

(iii)    Class-by-Class Allocations. Any allocations made pursuant to Section 6.1(a) and Section 6.1(b), as well as any tax allocations made pursuant to Section 6.2, shall be made on a class-by-class basis.

(iv)    Determinations by the General Partner. All matters concerning the computation of Capital Accounts, the computation and allocation of Net Income (and items thereof) and Net Loss (and items thereof), the allocation of items of income, gain, loss, deduction and expense for tax purposes, and the adoption of any accounting procedures not expressly provided for by the terms of this Agreement shall be determined by the General Partner in its discretion, including, but not limited to, elections pursuant to Section 706 of the Code. Such determination shall be final and conclusive as to all Partners. Notwithstanding anything expressed or implied to the contrary in this Agreement, in the event that the General Partner shall determine, in its discretion, that it is prudent to modify or amend this Agreement in order to modify the manner in which the Capital Accounts, or any debits or credits thereto, are computed in order to effectuate the intended economic sharing arrangement of the Partners as reflected in this Article VI or to comply with Section 704 of the Code and the Treasury Regulations thereunder, the General Partner may make such modification or amendment, provided that such modification or amendment does not directly or indirectly cause a decrease in the amount of distributions to which a Partner would otherwise be entitled. Notwithstanding anything to the contrary in this Agreement, any determination under this Section 6.1 or Section 6.2 to be made by the General Partner shall be made at the direction of the Manager pursuant to the Management Services Agreement for so long as the Management Services Agreement remains in effect; provided, however, that any such determination shall not be effected with respect to any class of Units if it results in any materially adverse effect on the Unitholders of such class in tax years starting on or after January 1, 2018.

(v)    State Tax Incentives. Notwithstanding anything to the contrary in this Agreement, the General Partner (at the direction of the Manager) shall have the discretion to allocate any state tax incentives 100% to NEE Equity, so long as such allocation does not have a material adverse effect on the Partnership or any class of Unitholders.

Section 6.2    Allocations for Tax Purposes.

(a)    Except as otherwise provided herein, for federal income tax purposes, each item of income, gain, loss, deduction and credit shall be allocated among the Partners in the same manner as its correlative item of “book” income, gain, loss or deduction is allocated pursuant to Section 6.1.

(b)    In an attempt to eliminate Book-Tax Disparities attributable to a Contributed Property or Adjusted Property, items of income, gain, loss, depreciation, amortization and cost recovery deductions shall be allocated for federal income tax purposes among the Partners in the manner provided under Section 704(c) of the Code, and the Treasury Regulations promulgated under Section 704(b) and 704(c) of the Code, as determined to be appropriate by the General Partner (taking into account the General Partner’s discretion under Section 6.1(c)(iv)).

(c)    In accordance with Treasury Regulation Sections 1.1245-1(e) and 1.1250-1(f), any gain allocated to the Partners upon the sale or other taxable disposition of any Partnership asset shall, to the extent possible, after taking into account other required allocations of gain pursuant to this Section 6.2, be characterized as Recapture Income in the same proportions and to the same extent as such Partners (or their predecessors in interest) have been allocated any deductions directly or indirectly giving rise to the treatment of such gains as Recapture Income.

(d)    All items of income, gain, loss, deduction and credit recognized by the Partnership for federal income tax purposes and allocated to the Partners in accordance with the provisions hereof shall be determined without regard to any election under Section 754 of the Code that may be made by the Partnership; provided, however, that such allocations, once made, shall be adjusted (in the manner determined by the General Partner) to take into account those adjustments permitted or required by Sections 734 and 743 of the Code.

Section 6.3    Requirement and Characterization of Distributions; Distributions to Record Holders.

(a)    Within forty-five (45) days following the end of each Quarter commencing with the Quarter, an amount equal to 100% of Available Cash with respect to such Quarter shall be distributed in accordance with this Article VI by the Partnership to the Partners as of the Record Date selected by the General Partner. All amounts of Available Cash distributed by the Partnership on any date from any source shall be deemed to be Operating Surplus until the sum of all amounts of Available Cash theretofore distributed by the Partnership to the Partners pursuant to Section 6.4 equals the Operating Surplus from the Closing Date through the close of the immediately preceding Quarter. Any remaining amounts of Available Cash distributed by the Partnership on such date shall be deemed to be “Capital Surplus.” All distributions required to be made under this Agreement shall be made subject to Sections 17-607 and 17-804 of the Delaware Act.

(b)    Notwithstanding Section 6.3(a), in the event of the dissolution and liquidation of the Partnership, all cash received during or after the Quarter in which the Liquidation Date occurs shall be applied and distributed solely in accordance with, and subject to the terms and conditions of, Section 12.4.

(c)    The General Partner may treat taxes paid by the Partnership on behalf of, or amounts withheld with respect to, all or less than all of the Partners, as a distribution of Available Cash to such Partners, as determined appropriate under the circumstances by the General Partner.

(d)    Each distribution in respect of a Partnership Interest shall be paid by the Partnership, directly or through a Transfer Agent or through any other Person or agent, only to the Record Holder of such Partnership Interest as of the Record Date set for such distribution. Such payment shall constitute full payment and satisfaction of the Partnership’s liability in respect of such payment, regardless of any claim of any Person who may have an interest in such payment by reason of an assignment or otherwise.

Section 6.4    Distributions and Payments of Available Cash from Operating Surplus. Available Cash with respect to any Quarter that is deemed to be Operating Surplus pursuant to the provisions of Section 6.3 or Section 6.5 shall be distributed or paid in the following order of priority:

(a)    First, as distributions or payments with respect to Series A Preferred Units as required by Section 5.11; and

(b)    Second, to the holders of the Common Units, Pro Rata.

Section 6.5    Distributions of Available Cash from Capital Surplus.  Available Cash that is deemed to be Capital Surplus shall be distributed as if it were Operating Surplus.

Section 6.6     Adjustment of Minimum Quarterly Distribution. The Minimum Quarterly Distribution shall be proportionately adjusted in the event of any distribution, combination or subdivision (whether effected by a distribution payable in Units or otherwise) of Units or other Partnership Interests in accordance with Section 5.8. In the event of a distribution of Available Cash that is deemed to be from Capital Surplus, the then applicable Minimum Quarterly Distribution shall be adjusted proportionately downward to equal the product obtained by multiplying the otherwise applicable Minimum Quarterly Distribution by a fraction of which the numerator is the

Unrecovered Initial Unit Price of the Common Units immediately after giving effect to such distribution and of which the denominator is the Unrecovered Initial Unit Price of the Common Units immediately prior to giving effect to such distribution.

ARTICLE VII

MANAGEMENT AND OPERATION OF BUSINESS

Section 7.1    Management.

(a)    Except as delegated to the Manager Group as set forth in the Management Services Agreement or as otherwise provided therein or in the NEE Partners Partnership Agreement, the General Partner shall conduct, direct and manage all activities of the Partnership. Except as otherwise expressly provided in this Agreement, but without limitation on the ability of the General Partner to delegate its rights and power to other Persons, all management powers over the business and affairs of the Partnership shall be exclusively vested in the General Partner, and no Limited Partner in its capacity as such shall have any management power over the business and affairs of the Partnership. In addition to the powers now or hereafter granted to a general partner of a limited partnership under applicable law or that are granted to the General Partner under any other provision of this Agreement, the General Partner, subject to Section 7.3, shall have full power and authority to do all things and on such terms as it determines to be necessary or appropriate to conduct the business of the Partnership, to exercise all powers set forth in Section 2.5 and to effectuate the purposes set forth in Section 2.4, including the following:

(i)    the making of any expenditures, the lending or borrowing of money, the assumption or guarantee of, or other contracting for, indebtedness and other liabilities, the issuance of evidences of indebtedness, including indebtedness that is convertible into or exchangeable for Partnership Interests, and the incurring of any other obligations;

(ii)    the making of tax, regulatory and other filings, or rendering of periodic or other reports to governmental or other agencies having jurisdiction over the business or assets of the Partnership;

(iii)    the acquisition, disposition, mortgage, pledge, encumbrance, hypothecation or exchange of any or all of the assets of the Partnership or the merger or other combination of the Partnership with or into another Person (the matters described in this clause (iii) being subject, however, to any prior approval that may be required by Section 7.3 and Article XIV);

(iv)    the use of the assets of the Partnership (including cash on hand) for any purpose consistent with the terms of this Agreement, including (A) the financing of the conduct of the operations of the Partnership Group; (B) subject to Section 7.6(a), the lending of funds to other Persons (including other Group Members); (C) the repayment or guarantee of obligations of any Group Member; and (D) the making of capital contributions to any Group Member;

(v)    the negotiation, execution and performance of any contracts, conveyances or other instruments (including instruments that limit the liability of the Partnership under contractual arrangements to all or particular assets of the Partnership, with the other party to the contract having no recourse against the General Partner or its assets other than its interest in the Partnership, even if the same results in the terms of the transaction are less favorable to the Partnership than would otherwise be the case);

(vi)    the distribution of cash held by the Partnership;

(vii)    the selection and dismissal of employees (including employees having titles such as “president,” “vice president,” “secretary” and “treasurer”) and agents, internal and outside attorneys, accountants, consultants and contractors and the determination of their compensation and other terms of employment or hiring;

(viii)    the maintenance of insurance for the benefit of the Partnership Group, the Partners and Indemnitees;

(ix)    the formation of, or acquisition of an interest in, and the contribution of property and the making of loans to, any further limited or general partnerships, joint ventures, corporations, limited liability companies or other Persons (including the acquisition of interests in, and the contributions of property to, any Group Member from time to time) subject to the restrictions set forth in Section 2.4;

(x)    the control of any matters affecting the rights and obligations of the Partnership, including the bringing and defending of actions at law or in equity and otherwise engaging in the conduct of litigation, arbitration or mediation and the incurring of legal expense and the settlement of claims and litigation;

(xi)    the indemnification of any Person against liabilities and contingencies to the extent permitted by law;

(xii)    the purchase, sale or other acquisition or disposition of Partnership Interests, or the issuance of Derivative Partnership Interests;

(xiii)    the undertaking of any action in connection with the Partnership’s participation in the management of any Group Member; and

(xiv)    the entering into of agreements with any of its Affiliates to render services to a Group Member or to itself in the discharge of its duties as General Partner of the Partnership.

(b)    Notwithstanding any other provision of this Agreement, any Group Member Agreement, the Delaware Act or any applicable law, rule or regulation, each of the Partners and each other Person who may acquire an interest in Partnership Interests hereby agrees that the execution, delivery or performance by the General Partner, any Group Member or any Affiliate of any of them of this Agreement or any agreement authorized or permitted under this Agreement (including the exercise by the General Partner or any Affiliate of the General Partner of the rights accorded pursuant to Article XV) shall not constitute a breach by the General Partner of any duty or any other obligation of any type whatsoever that the General Partner may owe the Partnership or the Limited Partners or any other Persons under this Agreement (or any other agreements) or of any duty existing at law, in equity or otherwise.

(c)    Notwithstanding any other provision of this Agreement, the consent of the NEE Partners General Partner, which may be granted or withheld in its sole discretion, shall be required for the following actions:

(i)    Sale of all or substantially all assets of the Partnership Group as set forth in Section 7.3.

(ii)    Merger, consolidation, or conversion of the Partnership, as set forth in Section 14.2, or the merger, consolidation, or conversion of any other Group Member.

(iii)    Dissolution of the Partnership, as set forth in Section 12.1(b), or the dissolution of any other Group Member.

(iv)    Transfer by the General Partner of all or any part of its General Partner Interest to another Person as set forth in Section 4.6.

(v)    Amendment of this Agreement except pursuant to Section 13.1.

Section 7.2    Certificate of Limited Partnership. The General Partner has caused the Certificate of Limited Partnership to be filed with the Secretary of State of the State of Delaware as required by the Delaware Act. The General Partner shall use all reasonable efforts to cause to be filed such other certificates or documents that the General Partner determines to be necessary or appropriate for the formation, continuation, qualification and operation of a limited partnership (or a partnership in which the limited partners have limited liability) in the State of Delaware or any other state in which the Partnership may elect to do business or own property. To the extent the General Partner determines such action to be necessary or appropriate, the General Partner shall file amendments to and restatements of the Certificate of Limited Partnership and do all things to maintain the Partnership as a limited partnership (or a partnership or other entity in which the limited partners have limited liability) under the laws of the State of Delaware or of any other state in which the Partnership may elect to do business or own property. Subject to the terms of Section 3.3(a), the General Partner shall not be required, before or after filing, to deliver or mail a copy of the Certificate of Limited Partnership, any qualification document or any amendment thereto to any Limited Partner.

Section 7.3    Restrictions on the General Partner’s Authority to Sell Assets of the Partnership Group.

Except as provided in Article XII and Article XIV, the General Partner may not sell, exchange or otherwise dispose of all or substantially all of the assets of the Partnership Group, taken as a whole, in a single transaction or a series of related transactions without the approval of holders of a Unit Majority; provided, however, that this provision shall not preclude or limit the General Partner’s ability to mortgage, pledge, hypothecate or grant a security interest in all or substantially all of the assets of the Partnership Group and shall not apply to any forced sale of any or all of the assets of the Partnership Group pursuant to the foreclosure of, or other realization upon, any such encumbrance.

Section 7.4    Reimbursement of the General Partner.

(a)    Except as provided in the Management Services Agreement and elsewhere in this Agreement, the General Partner shall not be compensated for its services as a general partner or managing member of any Group Member.

(b)    Subject to the Management Services Agreement, and without duplication, the General Partner and its Affiliates shall be reimbursed on a monthly basis, or such other basis as the General Partner may determine, for (i) all direct and indirect expenses it incurs or payments it makes on behalf of the Partnership Group and (ii) all other expenses allocable to the Partnership Group or otherwise incurred by the General Partner or its Affiliates in connection with managing and operating the Partnership Group’s business and affairs (including expenses allocated to the General Partner by its Affiliates). The General Partner shall determine the expenses that are allocable to the Partnership Group. Reimbursements pursuant to this Section 7.4 shall be in addition to any reimbursement to the General Partner as a result of indemnification pursuant to Section 7.7. This provision does not affect the ability of the General Partner and its Affiliates to enter into an agreement to provide services to any Group Member for a fee or otherwise than for cost.

Section 7.5    Outside Activities.

(a)    The General Partner, for so long as it is the General Partner of the Partnership, (i) agrees that its sole business will be to act as a general partner or managing member, as the case may be, of the Partnership and any other partnership or limited liability company of which the Partnership is, directly or indirectly, a partner or member and to undertake activities that are ancillary or related thereto (including being a Limited Partner in the Partnership) and (ii) shall not engage in any business or activity or incur any debts or liabilities except in connection with or incidental to (A) its performance as general partner or managing member, if any, of one or more Group Members or as described in or contemplated by the IPO Registration Statement or (B) the acquiring, owning or disposing of debt securities or equity interests in any Group Member.

(b)    Subject to the terms of Section 7.5(c), the Right of First Offer Agreement and the Right of First Refusal Agreement, each Unrestricted Person (other than the General Partner) shall have the right to engage in businesses of every type and description and other activities for profit and to engage in and possess an interest in other business ventures of any and every type or description, whether in businesses engaged in or anticipated to be engaged in by any Group Member, independently or with others, including business interests and activities in direct competition with the business and activities of any Group Member, and none of the same shall constitute a breach of this Agreement or any duty otherwise existing at law, in equity or otherwise, to any Group Member or any Partner; provided such Unrestricted Person does not engage in such business or activity using confidential or proprietary information provided by or on behalf of the Partnership to such Unrestricted Person. None of any Group Member, any Limited Partner or any other Person shall have any rights by virtue of this Agreement, any Group Member Agreement, or the partnership relationship established hereby in any business ventures of any Unrestricted Person.

(c)    Subject to the terms of Sections 7.5(a) and Section 7.5(b), the Right of First Offer Agreement and the Right of First Refusal Agreement, but otherwise notwithstanding anything to the contrary in this Agreement, (i) the engaging in competitive activities by any Unrestricted Person (other than the General Partner) in accordance with the provisions of this Section 7.5 is hereby approved by the Partnership and all Partners, (ii) it shall be deemed not to be a breach of any duty otherwise existing at law, in equity or otherwise, of the General Partner or any other Unrestricted Person for the Unrestricted Persons (other than the General Partner) to engage in such business interests and activities in preference to or to the exclusion of the Partnership and (iii) the Unrestricted Persons shall have no obligation hereunder or as a result of any duty otherwise existing at law, in equity or otherwise, to present business opportunities to the Partnership. Notwithstanding anything to the contrary in this Agreement, the doctrine of corporate opportunity, or any analogous doctrine, shall not apply to any Unrestricted Person (including the General Partner). No Unrestricted Person (including the General Partner) who acquires knowledge of a potential transaction, agreement, arrangement or other matter that may be an opportunity for the Partnership, shall have any duty to communicate or offer such opportunity to the Partnership, and such Unrestricted Person (including the General Partner) shall not be liable to the Partnership, to any Limited Partner or any other Person bound by this Agreement for breach of any duty otherwise existing at law, in equity or otherwise, by reason of the fact that such Unrestricted Person (including the General Partner) pursues or acquires for itself, directs such opportunity to another Person or does not communicate such opportunity or information to the Partnership, provided such Unrestricted Person does not engage in such business or activity using confidential or proprietary information provided by or on behalf of the Partnership to such Unrestricted Person.

(d)    The General Partner and each of its Affiliates may acquire Units or other Partnership Interests and, except as otherwise provided in this Agreement, shall be entitled to exercise, at their option, all rights relating to all Units and/or other Partnership Interests acquired by them. The term “Affiliates” when used in this Section  7.5(d) with respect to the General Partner shall not include any Group Member.

Section 7.6     Loans from the General Partner; Loans or Contributions from the Partnership or Group Members.

(a)    The General Partner or any of its Affiliates may lend to any Group Member, and any Group Member may borrow from the General Partner or any of its Affiliates, funds needed or desired by the Group Member for such periods of time and in such amounts as the General Partner may determine; provided, however, that in any such case the lending party may charge the borrowing party interest at prevailing rates (including prevailing origination fees) that would be charged or imposed on the borrowing party by unrelated lenders on comparable loans made on an arm’s-length basis (without reference to the lending party’s financial abilities or guarantees), all as determined by the General Partner. The borrowing party shall reimburse the lending party for any costs (other than any additional interest costs) incurred by the lending party in connection with the borrowing of such funds. For purposes of this Section 7.6(a) and Section 7.6(b), the term “Group Member” shall include any Affiliate of a Group Member that is controlled by the Group Member.

(b)    The Partnership may lend or contribute to any Group Member, and any Group Member may borrow from the Partnership, funds on terms and conditions determined by the General Partner. No Group Member may lend funds to the General Partner or any of its Affiliates (other than another Group Member); provided, however, that Cash Sweep Withdrawals shall not be subject to this Section 7.6(b).

(c)    No borrowing by any Group Member or the approval thereof by the General Partner shall be deemed to constitute a breach of any duty or any other obligation of any type whatsoever, expressed or implied, of the General Partner or its Affiliates to the Partnership or the Limited Partners existing hereunder, or existing at law, in equity or otherwise by reason of the fact that the purpose or effect of such borrowing is directly or indirectly to enable distributions to the General Partner or its Affiliates (including in their capacities as Limited Partners) to exceed the General Partner’s or its Affiliates’ Percentage Interest of the total amount distributed to all Limited Partners.

Section 7.7    Indemnification.

(a)    To the fullest extent permitted by law but subject to the limitations expressly provided in this Agreement, all Indemnitees shall be indemnified and held harmless by the Partnership from and against any and all losses, claims, damages, liabilities, joint or several, expenses (including legal fees and expenses), judgments, fines, penalties, interest, settlements or other amounts arising from any and all threatened, pending or completed claims, demands, actions, suits or proceedings, whether civil, criminal, administrative or investigative, and whether formal or informal and including appeals, in which any Indemnitee may be involved, or is threatened to be involved, as a party or otherwise, by reason of its status as an Indemnitee and acting (or omitting or refraining to act) in such capacity on behalf of or for the benefit of the Partnership; provided, that the Indemnitee shall not be indemnified and held harmless pursuant to this Agreement if there has been a final and non-appealable judgment entered by a court of competent jurisdiction determining that, in respect of the matter for which the Indemnitee is seeking indemnification pursuant to this Agreement, the Indemnitee acted in bad faith or engaged in fraud, willful misconduct or, in the case of a criminal matter, acted with knowledge that the Indemnitee’s conduct was unlawful; provided, further, no indemnification pursuant to this Section 7.7 shall be available to any Indemnitee (other than a Group Member) with respect to any such Affiliate’s obligations pursuant to the Transaction Documents. Any indemnification pursuant to this Section 7.7 shall be made only out of the assets of the Partnership, it being agreed that the General Partner shall not be personally liable for such indemnification and shall have no obligation to contribute or loan any monies or property to the Partnership to enable it to effectuate such indemnification.

(b)    To the fullest extent permitted by law, expenses (including legal fees and expenses) incurred by an Indemnitee who is indemnified pursuant to Section 7.7(a) in defending any claim, demand, action, suit or proceeding shall, from time to time, be advanced by the Partnership prior to a final and non-appealable judgment entered by a court of competent jurisdiction determining that, in respect of the matter for which the Indemnitee is seeking indemnification pursuant to this Section 7.7, the Indemnitee is not entitled to be indemnified upon receipt by the Partnership of any undertaking by or on behalf of the Indemnitee to repay such amount if it shall be ultimately determined that the Indemnitee is not entitled to be indemnified as authorized by this Section 7.7.

(c)    The indemnification provided by this Section 7.7 shall be in addition to any other rights to which an Indemnitee may be entitled under this Agreement, any other agreement, including the Management Services Agreement, pursuant to any vote of the holders of Outstanding Limited Partner Interests, as a matter of law, in equity or otherwise, both as to actions in the Indemnitee’s capacity as an Indemnitee and as to actions in any other capacity, and shall continue as to an Indemnitee who has ceased to serve in such capacity and shall inure to the benefit of the heirs, successors, assigns and administrators of the Indemnitee.

(d)    The Partnership may purchase and maintain (or reimburse the General Partner or its Affiliates for the cost of) insurance, on behalf of the General Partner, its Affiliates and such other Persons as the General Partner shall determine, against any liability that may be asserted against, or expense that may be incurred by, such Person in connection with the Partnership’s activities or such Person’s activities on behalf of the Partnership, regardless of whether the Partnership would have the power to indemnify such Person against such liability under the provisions of this Agreement.

(e)    For purposes of this Section 7.7: (i) the Partnership shall be deemed to have requested an Indemnitee to serve as fiduciary of an employee benefit plan whenever the performance by it of its duties to the Partnership also imposes duties on, or otherwise involves services by, it to the plan or participants or beneficiaries of the plan; (ii) excise taxes assessed on an Indemnitee with respect to an employee benefit plan pursuant to applicable law shall constitute “fines” within the meaning of Section 7.7(a); and (iii) action taken or omitted by it with respect to any employee benefit plan in the performance of its duties for a purpose reasonably believed by it to be in the best interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose that is in the best interests of the Partnership.

(f)    In no event may an Indemnitee subject the Limited Partners to personal liability by reason of the indemnification provisions set forth in this Agreement.

(g)    An Indemnitee shall not be denied indemnification in whole or in part under this Section 7.7 because the Indemnitee had an interest in the transaction with respect to which the indemnification applies if the transaction was otherwise permitted by the terms of this Agreement.

(h)    The provisions of this Section 7.7 are for the benefit of the Indemnitees and their heirs, successors, assigns, executors and administrators and shall not be deemed to create any rights for the benefit of any other Persons.

(i)    No amendment, modification or repeal of this Section 7.7 or any provision hereof shall in any manner terminate, reduce or impair the right of any past, present or future Indemnitee to be indemnified by the Partnership, nor the obligations of the Partnership to indemnify any such Indemnitee under and in accordance with the provisions of this Section 7.7 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

Section 7.8    Liability of Indemnitees.

(a)    Notwithstanding anything to the contrary set forth in this Agreement, no Indemnitee shall be liable for monetary damages to the Partnership, the Limited Partners, or any other Persons who have acquired interests in the Partnership Interests, for losses sustained or liabilities incurred as a result of any act or omission of an Indemnitee unless there has been a final and non-appealable judgment entered by a court of competent jurisdiction determining that, in respect of the matter in question, the Indemnitee acted in bad faith or engaged in fraud, willful misconduct or, in the case of a criminal matter, acted with knowledge that the Indemnitee’s conduct was criminal.

(b)    The General Partner may exercise any of the powers granted to it by this Agreement and perform any of the duties imposed upon it hereunder either directly or by or through its employees or agents, and the General Partner shall not be responsible for any misconduct or negligence on the part of any such employee or agent appointed by the General Partner in good faith.

(c)    To the extent that, at law or in equity, an Indemnitee has duties (including fiduciary duties) and liabilities relating thereto to the Partnership or to the Partners, the General Partner and any other Indemnitee acting in connection with the Partnership’s business or affairs shall not be liable to the Partnership or to any Partner for its good faith reliance on the provisions of this Agreement.

(d)    Any amendment, modification or repeal of this Section 7.8 or any provision hereof shall be prospective only and shall not in any way affect the limitations on the liability of the Indemnitees under this Section 7.8 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

Section 7.9    Resolution of Conflicts of Interest; Standards of Conduct and Modification of Duties.

(a)    Unless otherwise expressly provided in this Agreement or any Group Member Agreement, whenever a potential conflict of interest exists or arises between the General Partner or any of its Affiliates, on the one hand, and the Partnership, any Group Member or any Partner, on the other, any resolution or course of action by the General Partner or its Affiliates in respect of such conflict of interest shall be permitted and deemed approved by all Partners, and shall not constitute a breach of this Agreement, of any Group Member Agreement, of any agreement contemplated herein or therein, or of any duty stated or implied by law or equity, if the resolution or course of action in respect of such conflict of interest is (i) approved by Special Approval, (ii) approved by the vote of a majority of the Outstanding NEE Partners Common Units (excluding, if the conflict involves the General Partner or any of its Affiliates, NEE Partners Common Units owned by the General Partner and its Affiliates), (iii) determined by the Board of Directors to be on terms no less favorable to the Partnership than those generally being provided to or available from unrelated third parties or (iv) determined by the Board of Directors to be fair and reasonable to the Partnership, taking into account the totality of the relationships between the parties involved (including other transactions that may be particularly favorable or advantageous to the Partnership). The General Partner shall be authorized but not required in connection with its resolution of such conflict of interest to seek Special Approval or approval by the holders of NEE Partners Common Units of such resolution. Notwithstanding the foregoing, the General Partner, for itself and its Affiliates, may also adopt a resolution or course of action that has not received Special Approval or the approval by the holders of NEE Partners Common Units. Unless otherwise expressly provided in this Agreement or any Group Member Agreement, whenever the General Partner makes a determination to refer or not to refer any potential conflict of interest to the Conflicts Committee for Special Approval or to seek or not to seek approval by the holders of the NEE Partners Common Units, the General Partner shall be entitled, to the fullest extent permitted by law, to make such determination or to take or decline to take such other action free of any duty or obligation whatsoever to the Partnership or any Limited Partner, and the General Partner shall not, to the fullest extent permitted by law, be required to act in good faith or pursuant to any other standard imposed by this Agreement, any Group Member Agreement, any other agreement contemplated hereby or under the Delaware Act or any other law, rule or regulation or at equity, and the General Partner in making such determination or taking or declining to take such other action shall be permitted to do so in its sole and absolute discretion. If Special Approval is sought, then it shall be presumed that, in making its decision, the Conflicts Committee acted in good faith, and if the Board of Directors determines that the resolution or course of action taken with respect to a conflict of interest satisfies either of the standards set forth in clauses (iii) or (iv) above, then it shall be presumed that, in making its decision, the Board of Directors acted in good faith. In any proceeding brought by any Limited Partner or by or on behalf of such Limited Partner or any other Limited Partner or the Partnership challenging any action by the Conflicts Committee with respect to any matter referred to the Conflicts Committee for Special Approval by the General Partner, any action by the Board of Directors in determining whether the resolution or course of action taken with respect to a conflict of interest satisfies either of the standards set forth in clauses (iii) or (iv) above, the Person bringing or prosecuting such proceeding shall have the burden of overcoming the presumption that the Conflicts Committee or the Board of Directors, as applicable, acted in good faith; in all cases subject to the provisions for conclusive determination in Section 7.9(b). Notwithstanding anything to the contrary in this Agreement or any duty otherwise existing at law or equity, the existence of the conflicts of interest described in the IPO Registration Statement are hereby approved by all Partners and shall not constitute a breach of this Agreement.

(b)    Whenever the General Partner or the Board of Directors, or any committee thereof (including the Conflicts Committee), makes a determination or takes or declines to take any other action, or any Affiliate of the General Partner causes the General Partner to do so, in its capacity as the general partner of the Partnership as opposed to in its individual capacity, whether under this Agreement, any Group Member Agreement or any other agreement, then, unless another express standard is provided for in this Agreement, the General Partner, such Board of Directors or such committee or such Affiliates causing the General Partner to do so, shall make such determination or take or decline to take such other action in good faith and shall not be subject to any other or different standards (including fiduciary standards) imposed by this Agreement, any Group Member Agreement, any other agreement contemplated hereby or under the Delaware Act or any other law, rule or regulation or at equity. A determination or other action or inaction will conclusively be deemed to be in “good faith” for all purposes of this Agreement, if the Person or Persons making such determination or taking or declining to take such other action subjectively believe that the determination or other action or inaction is in the best interests of the Partnership Group; provided, that if the Board of Directors is making a determination or taking or declining to take an action pursuant to clause (iii) or clause (iv) of the first sentence of Section 7.9(a), then in lieu thereof, such determination or other action or inaction will conclusively be deemed to be in “good faith” for all purposes of this Agreement if the members of the Board of Directors making such determination or taking or declining to take such other action subjectively believe that the determination or other action or inaction meets the standard set forth in clause (iii) or clause (iv) of the first sentence of Section 7.9(a), as applicable.

(c)    Whenever the General Partner makes a determination or takes or declines to take any other action, or any of its Affiliates causes it to do so, in its individual capacity as opposed to in its capacity as the general partner of the Partnership, whether under this Agreement, any Group Member Agreement or any other agreement contemplated hereby or otherwise, then the General Partner, or such Affiliates causing it to do so, are entitled, to the fullest extent permitted by law, to make such determination or to take or decline to take such other action free of any duty or obligation whatsoever to the Partnership or any Limited Partner, and the General Partner, or such Affiliates causing it to do so, shall not, to the fullest extent permitted by law, be required to act in good faith or pursuant to any other standard imposed by this Agreement, any Group Member Agreement, any other agreement contemplated hereby or under the Delaware Act or any other law, rule or regulation or at equity, and the Person or Persons making such determination or taking or declining to take such other action shall be permitted to do so in their sole and absolute discretion. By way of illustration and not of limitation, whenever the phrase, “the General Partner at its option,” or some variation of that phrase, is used in this Agreement, it indicates that the General Partner is acting in its individual capacity.

(d)    The General Partner’s organizational documents may provide that determinations to take or decline to take any action in its individual, rather than representative, capacity may or shall be determined by its members, if the General Partner is a limited liability company, by its stockholders, if the General Partner is a corporation, or by the members or stockholders of the General Partner’s general partner, if the General Partner is a partnership.

(e)    Notwithstanding anything to the contrary in this Agreement, the General Partner and its Affiliates shall have no duty or obligation, express or implied, to (i) sell or otherwise dispose of any asset of the Partnership Group other than in the ordinary course of business or (ii) permit any Group Member to use any facilities or assets of the General Partner and its Affiliates, except as may be provided in contracts entered into from time to time specifically dealing with such use. Any determination by the General Partner or any of its Affiliates to enter into such contracts shall be at its option.

(f)    Except as expressly set forth in this Agreement or required by the Delaware Act, neither the General Partner nor any other Indemnitee shall have any duties or liabilities, including fiduciary duties, to the Partnership or any Limited Partner and the provisions of this Agreement, to the extent that they restrict, eliminate or otherwise modify the duties and liabilities, including fiduciary duties, of the General Partner or any other Indemnitee otherwise existing at law or in equity, are agreed by the Partners to replace such other duties and liabilities of the General Partner or such other Indemnitee. Notwithstanding the foregoing, nothing herein shall eliminate or limit (i) the express contractual provisions set forth herein or (ii) the implied contractual covenant of good faith and fair dealing.

(g)    The Unitholders shall be deemed to have authorized the General Partner, on behalf of the Partnership as a general partner or managing member of a Group Member, to approve actions by the general partner or managing member of such Group Member similar to those actions permitted to be taken by the General Partner pursuant to this Section 7.9.

Section 7.10    Other Matters Concerning the General Partner.

(a)    The General Partner and any other Indemnitee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties.

(b)    The General Partner and any other Indemnitee may consult with legal counsel, accountants, appraisers, management consultants, investment bankers and other consultants and advisers selected by it, and any act taken or omitted to be taken in reliance upon the advice or opinion (including an Opinion of Counsel) of such Persons as to matters that the General Partner or such Indemnitee, respectively, reasonably believes to be within such Person’s professional or expert competence shall be conclusively presumed to have been done or omitted in good faith and in accordance with such advice or opinion.

(c)    The General Partner shall have the right, in respect of any of its powers or obligations hereunder, to act through any of its duly authorized officers, a duly appointed attorney or attorneys-in-fact or the duly authorized officers of the Partnership or any Group Member.

Section 7.11    Purchase or Sale of Partnership Interests. The General Partner may cause the Partnership to purchase or otherwise acquire Partnership Interests or Derivative Partnership Interests. As long as Partnership Interests are held by any Group Member, such Partnership Interests shall not be considered Outstanding for any purpose, except as otherwise provided herein. The General Partner or any Affiliate of the General Partner may also purchase or otherwise acquire and sell or otherwise dispose of Partnership Interests for its own account, subject to the provisions of Articles IV and X.

Section 7.12    Reliance by Third Parties. Notwithstanding anything to the contrary in this Agreement, any Person (other than the General Partner and its Affiliates) dealing with the Partnership shall be entitled to assume that the General Partner and any officer of the General Partner authorized by the General Partner to act on behalf of and in the name of the Partnership has full power and authority to encumber, sell or otherwise use in any manner any and all assets of the Partnership and to enter into any authorized contracts on behalf of the Partnership, and such Person shall be entitled to deal with the General Partner or any such officer as if it were the Partnership’s sole party in interest, both legally and beneficially. Each Limited Partner hereby waives, to the fullest extent permitted by law, any and all defenses or other remedies that may be available against such Person to contest, negate or disaffirm any action of the General Partner or any such officer in connection with any such dealing. In no event shall any Person (other than the General Partner and its Affiliates) dealing with the General Partner or any such officer or its representatives be obligated to ascertain that the terms of this Agreement have been complied with or to inquire into the necessity or expedience of any act or action of the General Partner or any such officer or its representatives. Each and every certificate, document or other instrument executed on behalf of the Partnership by the General Partner or their officers and representatives shall be conclusive evidence in favor of any and every Person relying thereon or claiming thereunder that (a) at the time of the execution and delivery of such certificate, document or instrument, this Agreement was in full force and effect, (b) the Person executing and delivering such certificate, document or instrument was duly authorized and empowered to do so for and on behalf of the Partnership and (c) such certificate, document or instrument was duly executed and delivered in accordance with the terms and provisions of this Agreement and is binding upon the Partnership.

ARTICLE VIII

BOOKS, RECORDS, ACCOUNTING AND REPORTS

Section 8.1    Records and Accounting. The General Partner shall keep or cause to be kept at the principal office of the Partnership appropriate books and records with respect to the Partnership’s business, including the Register. Any books and records maintained by or on behalf of the Partnership in the regular course of its business, including the Register, books of account and records of Partnership proceedings, may be kept on, or be in the form of, computer disks, hard drives, punch cards, magnetic tape, photographs, micrographics or any other information storage device; provided, that the books and records so maintained are convertible into clearly legible written form within a reasonable period of time. The books of the Partnership shall be maintained, for financial reporting purposes, on an accrual basis in accordance with U.S. GAAP. The Partnership shall not be required to keep books maintained on a cash basis and the General Partner shall be permitted to calculate cash-based measures, including Operating Surplus, by making such adjustments to its accrual basis books to account for non-cash items and other adjustments as the General Partner determines to be necessary or appropriate.

Section 8.2    Fiscal Year. Except as otherwise required by law, the fiscal year of the Partnership for financial reporting and tax purposes shall be a fiscal year ending December  31.

ARTICLE IX

TAX MATTERS

Section 9.1    Tax Returns and Information. The Partnership shall timely file all returns of the Partnership that are required for federal, state and local income tax purposes on the basis of the taxable period or year that it is required by law to adopt, from time to time, as determined by the General Partner. In the event the Partnership is required to use a taxable period other than a year ending on December 31, the General Partner shall use reasonable efforts to change the taxable period of the Partnership to a year ending on December 31. The tax information reasonably required by Partners for federal and state income tax reporting purposes with respect to a taxable period shall be furnished to them within one hundred and eighty (180) days of the close of the calendar year in which the Partnership’s taxable period ends. In addition, the Partnership shall furnish to NEE Equity any additional tax information reasonably requested by NEE Equity in order to comply with its organizational documents, including additional detail regarding the source of any items of income, gain, loss, deduction, or credit allocated to NEE Equity to the extent not otherwise reflected in the information provided to the Partners under the preceding sentence.

Section 9.2    Tax Characterization. Unless otherwise determined by the General Partner, the Partnership shall be treated as a partnership and not as an association taxable as a corporation for U.S. federal income tax purposes, and the Partners and the Partnership shall not take any action that would cause the Partnership to be treated as a corporation for U.S. federal income tax purposes (as well as for any analogous state or local tax purposes).

Section 9.3    Tax Elections.

(a)    The Partnership shall make the election under Section 754 of the Code in accordance with applicable regulations thereunder, subject to the reservation of the right to seek to revoke any such election upon the General Partner’s determination that such revocation is in the best interests of the Limited Partners.

(b)    Except as otherwise provided herein, the General Partner shall determine whether the Partnership should make any other elections permitted by the Code.

Section 9.4    Tax Controversies. Subject to the provisions hereof, NEE Partners is designated as the “tax matters partner” (as defined in Section 6231(a)(7) of the Code) and is authorized and required to represent the Partnership (at the Partnership’s expense) in connection with all examinations of the Partnership’s affairs by tax authorities, including resulting administrative and judicial proceedings, and to expend Partnership funds for professional services and costs associated therewith. Each Partner agrees to cooperate with NEE Partners and to do or refrain from doing any or all things reasonably required by NEE Partners to conduct such proceedings.

Section 9.5    Withholding. Notwithstanding any other provision of this Agreement, the General Partner is authorized to take any action that may be required to cause the Partnership and other Group Members to comply with any withholding requirements established under the Code or any other federal, state or local law including pursuant to Sections 1441, 1442, 1445 and 1446 of the Code, or established under any foreign law, at the direction of the NEE Partners General Partner. To the extent that the Partnership is required or elects to withhold and pay over to any taxing authority any amount resulting from the allocation or distribution of income to any Partner (including by reason of Section 1446 of the Code), the General Partner may treat the amount withheld as a distribution of cash pursuant to Article VI or Section 12.4(c) in the amount of such withholding from such Partner. To the extent such amount exceeds the amount of distributions to which the Partner is otherwise entitled under Article VI, such amounts withheld shall constitute a loan by the Partnership to such Partner, which loan shall be repaid upon demand of the General Partner, and General Partner may offset any future distributions to which such Partner is otherwise entitled by the unpaid amount of such loan.

Section 9.6    Direction of Manager. Any determination to be made by the General Partner under this Article IX shall be made at the direction of the Manager pursuant to the Management Services Agreement for so long as the Management Services Agreement remains in effect; provided, however, that any such determination shall not be effected if the Board of Directors determines that it would materially adversely affect any class of Unitholders.

ARTICLE X

ADMISSION OF PARTNERS

Section 10.1    Admission of Limited Partners.

(a)    [Reserved]

(b)    By acceptance of any Limited Partner Interests transferred in accordance with Article IV or acceptance of any Limited Partner Interests issued pursuant to Article V or pursuant to a merger, consolidation or conversion pursuant to Article XIV, each transferee of, or other such Person acquiring, a Limited Partner Interest (including any nominee, agent or representative acquiring such Limited Partner Interests for the account of another Person or Group, which nominee, agent or representative shall be subject to Section 10.1(c) below) (i) shall be admitted to the Partnership as a Limited Partner with respect to the Limited Partner Interests so transferred or issued to such Person when such Person becomes the Record Holder of the Limited Partner Interests so transferred or acquired, (ii) shall become bound, and shall be deemed to have agreed to be bound, by the terms of this Agreement, (iii) shall be deemed to represent that the transferee or acquirer has the capacity, power and authority to enter into this Agreement and (iv) shall be deemed to make any consents, acknowledgements or waivers contained in this Agreement, all with or without execution of this Agreement by such Person. The transfer of any Limited Partner Interests and the admission of any new Limited Partner shall not constitute an amendment to this Agreement. A Person may become a Limited Partner without the consent or approval of any of the Partners. A Person may not become a Limited Partner without acquiring a Limited Partner Interest and becoming the Record Holder of such Limited Partner Interest.

(c)    With respect to Units that are held for a Person’s account by another Person that is the Record Holder (such as a broker, dealer, bank, trust company or clearing corporation, or an agent of any of the foregoing), such Record Holder shall, in exercising the rights of a Limited Partner in respect of such Units, including the right to vote, on any matter, and unless the arrangement between such Persons provides otherwise, take all action as a Limited Partner by virtue of being the Record Holder of such Units in accordance with the direction of the Person who is the beneficial owner of such Units, and the Partnership shall be entitled to assume such Record Holder is so acting without further inquiry. The provisions of this Section 10.1(c) are subject to the provisions of Section 4.3.

(d)    The name and mailing address of each Record Holder shall be listed in the Register. The General Partner shall update the Register from time to time as necessary to reflect accurately the information therein (or shall cause the Transfer Agent to do so, as applicable).

(e)    Any transfer of a Limited Partner Interest shall not entitle the transferee to share in the profits and losses, to receive distributions, to receive allocations of income, gain, loss, deduction or credit or any similar item or to any other rights to which the transferor was entitled until the transferee becomes a Limited Partner pursuant to Section 10.1(b).

Section 10.2    Admission of Successor General Partner. A successor General Partner approved pursuant to Section 11.1 or Section 11.2 or the transferee of or successor to all of the General Partner Interest pursuant to Section 4.6 who is proposed to be admitted as a successor General Partner shall be admitted to the Partnership as the General Partner, effective immediately prior to the withdrawal or removal of the predecessor or transferring General Partner, pursuant to Section 11.1 or 11.2 or the transfer of the General Partner Interest pursuant to Section 4.6, provided, however, that no such successor shall be admitted to the Partnership until compliance with the terms of Section 4.6 has occurred and such successor has executed and delivered such other documents or instruments as may be required to effect such admission. Any such successor is hereby authorized to and shall, subject to the terms hereof, carry on the business of the members of the Partnership Group without dissolution.

Section 10.3    Amendment of Agreement and Certificate of Limited Partnership. To effect the admission to the Partnership of any Partner, the General Partner shall take all steps necessary or appropriate under the

Delaware Act to amend the Register and any other records of the Partnership to reflect such admission and, if necessary, to prepare as soon as practicable an amendment to this Agreement and, if required by law, the General Partner shall prepare and file an amendment to the Certificate of Limited Partnership.

ARTICLE XI

WITHDRAWAL OR REMOVAL OF PARTNERS

Section 11.1    Withdrawal of the General Partner.

(a)    The General Partner shall be deemed to have withdrawn from the Partnership upon the occurrence of any one of the following events (each such event herein referred to as an “Event of Withdrawal”);

(i)    The General Partner voluntarily withdraws from the Partnership by giving written notice to the other Partners pursuant to Section 11.1(b);

(ii)    The General Partner transfers all of its General Partner Interest pursuant to Section 4.6;

(iii)    The General Partner is removed pursuant to Section 11.2;

(iv)    The General Partner (A) makes a general assignment for the benefit of creditors; (B) files a voluntary bankruptcy petition for relief under Chapter 7 of the United States Bankruptcy Code; (C) files a petition or answer seeking for itself a liquidation, dissolution or similar relief (but not a reorganization) under any law; (D) files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against the General Partner in a proceeding of the type described in clauses (A)-(C) of this Section 11.1(a)(iv); or (E) seeks, consents to or acquiesces in the appointment of a trustee (but not a debtor-in-possession), receiver or liquidator of the General Partner or of all or any substantial part of its properties;

(v)    A final and non-appealable order of relief under Chapter 7 of the United States Bankruptcy Code is entered by a court with appropriate jurisdiction pursuant to a voluntary or involuntary petition by or against the General Partner; or

(vi)    (A) if the General Partner is a corporation, a certificate of dissolution or its equivalent is filed for the General Partner, or ninety (90) days expire after the date of notice to the General Partner of revocation of its charter without a reinstatement of its charter, under the laws of its state of incorporation; (B) if the General Partner is a partnership or a limited liability company, the dissolution and commencement of winding up of the General Partner; (C) if the General Partner is acting in such capacity by virtue of being a trustee of a trust, the termination of the trust; (D) if the General Partner is a natural person, his death or adjudication of incompetency; and (E) otherwise upon the termination of the General Partner.

If an Event of Withdrawal specified in Section 11.1(a)(iv), (v) or (vi)(A), (B), (C) or (E) occurs, the withdrawing General Partner shall give notice to the Limited Partners within thirty (30) days after such occurrence. The Partners hereby agree that only the Events of Withdrawal described in this Section 11.1 shall result in the withdrawal of the General Partner from the Partnership.

(b)    Withdrawal of the General Partner from the Partnership upon the occurrence of an Event of Withdrawal shall not constitute a breach of this Agreement under the following circumstances: (i) (A) NEE Partners general partner has withdrawn or has been removed from NEE Partners and (B) the General Partner voluntarily withdraws by giving at least ninety (90) days’ advance notice to the Unitholders, such withdrawal to take effect on the date specified in such notice; or (ii) at any time that the General Partner ceases to be the General Partner pursuant to Section 11.1(a)(ii) or is removed pursuant to Section 11.2. The withdrawal of the General Partner from the Partnership upon the occurrence of an Event of Withdrawal shall also constitute the withdrawal of the General Partner as general partner or managing member, if any, to the extent applicable, of the other Group Members. If the General Partner gives a notice of withdrawal pursuant to Section 11.1(a)(i), the holders of a Unit Majority, may, prior to the effective date of such withdrawal, elect a successor General Partner, which shall be approved by the NEE Partners General Partner. The Person so elected as successor General Partner shall automatically become the successor general partner or managing member, to the extent applicable, of the other Group Members of which the General Partner is a general partner or a managing member. Any successor General Partner elected in accordance with the terms of this Section 11.1 shall be subject to the provisions of Section  10.2.

Section 11.2    Removal of the General Partner. The General Partner may not be removed as a general partner of the Partnership unless the NEE Partners General Partner is removed as a general partner of NEE Partners in accordance with the NEE Partners Partnership Agreement. If the NEE Partners General Partner is removed as a general partner of NEE Partners in accordance with the NEE Partners Partnership Agreement, the General Partner shall be removed as a general partner of the Partnership and the successor General Partner effective upon the election of a successor General Partner by holders of a Unit Majority and the admission of such successor General Partner pursuant to Section 10.2. The removal of the General Partner shall also automatically constitute the removal of the General Partner as general partner or managing member, to the extent applicable, of the other Group Members of which the General Partner is a general partner or a managing member. If a Person is elected as a successor General Partner in accordance with the terms of this Section 11.2, such Person shall, upon admission pursuant to Section 10.2, automatically become a successor general partner or managing member, to the extent applicable, of the other Group Members of which the General Partner is a general partner or a managing member. Any successor General Partner elected in accordance with the terms of this Section 11.2 shall be subject to the provisions of Section 10.2.

Section 11.3    Withdrawal of Limited Partners. No Limited Partner shall have any right to withdraw from the Partnership; provided, however, that when a transferee of a Limited Partner’s Limited Partner Interest becomes a Record Holder of the Limited Partner Interest so transferred, such transferring Limited Partner shall cease to be a Limited Partner with respect to the Limited Partner Interest so transferred.

ARTICLE XII

DISSOLUTION AND LIQUIDATION

Section 12.1    Dissolution. The Partnership shall not be dissolved by the admission of additional Limited Partners or by the admission of a successor General Partner in accordance with the terms of this Agreement. Upon the removal or withdrawal of the General Partner, if a successor General Partner is elected pursuant to Section 11.1, Section 11.2 or Section 12.2, the Partnership shall not be dissolved and such successor General Partner shall continue the business of the Partnership. The Partnership shall dissolve, and (subject to Section 12.2) its affairs shall be wound up, upon:

(a)    an Event of Withdrawal of the General Partner as provided in Section 11.1(a) (other than Section 11.1(a)(ii)), unless a successor is elected and an Opinion of Counsel is received as provided in Section 12.2 and such successor is admitted to the Partnership pursuant to Section 10.2;

(b)    an election to dissolve the Partnership by the General Partner that is approved by the holders of a Unit Majority and the NEE Partners General Partner;

(c)    the entry of a decree of judicial dissolution of the Partnership pursuant to the provisions of the Delaware Act; or

(d)    at any time there are no Limited Partners, unless the Partnership is continued without dissolution in accordance with the Delaware Act.

Section 12.2    Continuation of the Business of the Partnership After Dissolution. Upon (a) dissolution of the Partnership following an Event of Withdrawal caused by the withdrawal or removal of the General Partner as provided in Section 11.1(a)(i) or (iii) and the failure of the Partners to select a successor to such Departing General Partner pursuant to Section 11.1 or Section 11.2, then, to the maximum extent permitted by law, within ninety (90) days thereafter, or (b) dissolution of the Partnership upon an event constituting an Event of Withdrawal as defined in Section 11.1(a)(iv), (v) or (vi), then, to the maximum extent permitted by law, within one hundred and eighty (180) days thereafter, the holders of a Unit Majority may elect to continue the business of the Partnership on the same terms and conditions set forth in this Agreement by appointing as a successor General Partner a Person approved by the holders of a Unit Majority. Unless such an election is made within the applicable time period as set forth above, the Partnership shall conduct only activities necessary to wind up its affairs. If such an election is so made, then:

(i)    the Partnership shall continue without dissolution unless earlier dissolved in accordance with this Article XII; and

(ii)    the successor General Partner shall be admitted to the Partnership as General Partner, effective as of the Event of Withdrawal, by agreeing in writing to be bound by this Agreement;

provided, that the right of the holders of a Unit Majority to approve a successor General Partner and to continue the business of the Partnership shall not exist and may not be exercised unless the Partnership has received an Opinion of Counsel that (x) the exercise of the right would not result in the loss of limited liability of any Limited Partner under the Delaware Act and (y) neither the Partnership nor any Group Member would be treated as an association taxable as a corporation or otherwise be taxable as an entity for federal income tax purposes upon the exercise of the right to continue (to the extent not already so treated or taxed).

Section 12.3    Liquidator. Upon dissolution of the Partnership in accordance with the provisions of Article XII, the General Partner shall select one or more Persons to act as Liquidator. The Liquidator (if other than the General Partner) shall be entitled to receive such compensation for its services as may be approved by holders of at least a majority of the Outstanding Common Units. The Liquidator (if other than the General Partner) shall agree not to resign at any time without fifteen (15) days’ prior notice and may be removed at any time, with or without cause, by notice of removal approved by holders of at least a majority of the Outstanding Common Units. Upon dissolution, removal or resignation of the Liquidator, a successor and substitute Liquidator (who shall have and succeed to all rights, powers and duties of the original Liquidator) shall within thirty (30) days thereafter be approved by holders of at least a majority of the Outstanding Common Units. The right to approve a successor or substitute Liquidator in the manner provided herein shall be deemed to refer also to any such successor or substitute Liquidator approved in the manner herein provided. Except as expressly provided in this Article XII, the Liquidator approved in the manner provided herein shall have and may exercise, without further authorization or consent of any of the parties hereto, all of the powers conferred upon the General Partner under the terms of this Agreement (but subject to all of the applicable limitations, contractual and otherwise, upon the exercise of such powers, other than the limitation on sale set forth in Section 7.3) necessary or appropriate to carry out the duties and functions of the Liquidator hereunder for and during the period of time required to complete the winding up and liquidation of the Partnership as provided for herein.

Section 12.4    Liquidation. The Liquidator shall proceed to dispose of the assets of the Partnership, discharge its liabilities, and otherwise wind up its affairs in such manner and over such period as determined by the Liquidator, subject to Section 17-804 of the Delaware Act and the following:

(a)    The assets may be disposed of by public or private sale or by distribution in kind to one or more Partners on such terms as the Liquidator and such Partner or Partners may agree. If any property is distributed in kind, the Partner receiving the property shall be deemed for purposes of Section 12.4(c) to have received cash equal to its Net Agreed Value; and contemporaneously therewith, appropriate cash distributions must be made to the other Partners. The Liquidator may defer liquidation or distribution of the Partnership’s assets for a reasonable time if it determines that an immediate sale or distribution of all or some of the Partnership’s assets would be impractical or would cause undue loss to the Partners. The Liquidator may distribute the Partnership’s assets, in whole or in part, in kind if it determines that a sale would be impractical or would cause undue loss to the Partners.

(b)    Liabilities of the Partnership include amounts owed to the Liquidator as compensation for serving in such capacity (subject to the terms of Section 12.3) and amounts to Partners otherwise than in respect of their distribution rights under Article VI. With respect to any liability that is contingent, conditional or unmatured or is otherwise not yet due and payable, the Liquidator shall either settle such claim for such amount as it thinks appropriate or establish a reserve of cash or other assets to provide for its payment. When paid, any unused portion of the reserve shall be distributed as additional liquidation proceeds.

(c)    All property and all cash in excess of that required to discharge liabilities as provided in Section 12.4(b) shall be distributed to the Partners in the following order:

(i)    First, to the Series A Preferred Unitholders in amounts equal to the amount of distributions that would be paid under Section 12.4 of the NEE Partners Partnership Agreement with respect to the corresponding Series A Preferred Units held pursuant to the NEE Partners Partnership Agreement if such partnership were liquidated; and

(ii)    Second, to the holders of the Common Units, Pro Rata.

Section 12.5    Cancellation of Certificate of Limited Partnership. Upon the completion of the distribution of Partnership cash and property as provided in Section 12.4 in connection with the liquidation of the Partnership, the Certificate of Limited Partnership and all qualifications of the Partnership as a foreign limited partnership in jurisdictions other than the State of Delaware shall be canceled and such other actions as may be necessary to terminate the Partnership shall be taken.

Section 12.6    Return of Contributions. The General Partner shall not be personally liable for, and shall have no obligation to contribute or loan any monies or property to the Partnership to enable it to effectuate, the return of the Capital Contributions of the Limited Partners or Unitholders, or any portion thereof, it being expressly understood that any such return shall be made solely from assets of the Partnership.

Section 12.7    Waiver of Partition. To the maximum extent permitted by law, each Partner hereby waives any right to partition of the Partnership property.

Section 12.8    Capital Account Restoration. No Limited Partner shall have any obligation to restore any negative balance in its Capital Account upon liquidation of the Partnership. The General Partner shall be obligated to restore any negative balance in its Capital Account upon liquidation of its interest in the Partnership by the end of the taxable year of the Partnership during which such liquidation occurs, or, if later, within ninety (90) days after the date of such liquidation.

ARTICLE XIII

AMENDMENT OF PARTNERSHIP AGREEMENT; MEETINGS; RECORD DATE

Section 13.1    Amendments to be Adopted Solely by the General Partner.

(a)    Each Partner agrees that the General Partner, without the approval of any Partner, may amend any provision of this Agreement and execute, swear to, acknowledge, deliver, file and record whatever documents may be required in connection therewith, to reflect:

(i)    a change in the name of the Partnership, the location of the principal office of the Partnership, the registered agent of the Partnership or the registered office of the Partnership;

(ii)    admission, substitution, withdrawal or removal of Partners in accordance with this Agreement;

(iii)    a change that the General Partner determines to be necessary or appropriate to qualify or continue the qualification of the Partnership as a limited partnership or a partnership in which the

Limited Partners have limited liability under the laws of any state or to ensure that the Group Members (other than the Partnership) will not be treated as associations taxable as corporations or otherwise taxed as entities for federal income tax purposes;

(iv)    a change that the General Partner determines (A) does not adversely affect the Limited Partners considered as a whole or any particular class of Partnership Interests as compared to other classes of Partnership Interests in any material respect, (B) to be necessary or appropriate to satisfy any requirements, conditions or guidelines contained in any opinion, directive, order, ruling or regulation of any federal or state agency or judicial authority or contained in any federal or state statute (including the Delaware Act) or (C) is required to effect the intent of the provisions of this Agreement or is otherwise contemplated by this Agreement;

(v)    a change in the fiscal year or taxable year of the Partnership and any other changes that the General Partner determines to be necessary or appropriate as a result of a change in the fiscal year or taxable year of the Partnership including a change in the definition of “Quarter” and the dates on which distributions are to be made by the Partnership;

(vi)    an amendment that is necessary, in the Opinion of Counsel, to prevent the Partnership, or the General Partner or its directors, officers, trustees or agents from in any manner being subjected to the provisions of the Investment Company Act of 1940, as amended, the Investment Advisers Act of 1940, as amended, or “plan asset” regulations adopted under the Employee Retirement Income Security Act of 1974, as amended, regardless of whether such are substantially similar to plan asset regulations currently applied or proposed by the United States Department of Labor;

(vii)    an amendment that the General Partner determines to be necessary or appropriate in connection with the authorization or issuance of any class or series of Partnership Interests pursuant to Section 5.4;

(viii)    any amendment expressly permitted in this Agreement to be made by the General Partner acting alone;

(ix)    an amendment effected, necessitated or contemplated by a Merger Agreement approved in accordance with Section 14.3;

(x)    an amendment that the General Partner determines to be necessary or appropriate to reflect and account for the formation by the Partnership of, or investment by the Partnership in, any corporation, partnership, joint venture, limited liability company or other entity, in connection with the conduct by the Partnership of activities permitted by the terms of Section 2.4;

(xi)    a merger, conveyance or conversion pursuant to Section 14.3(c); or

(xii)    any other amendments substantially similar to the foregoing.

(b)    Each Partner agrees that the General Partner, without the approval of any other Partner, may amend any provision of this Agreement and execute, swear to, acknowledge, deliver, file and record whatever documents may be required in connection therewith, in connection with such changes to the ownership structure of the Common Units held by the General Partner or its Affiliates as determined by the NEE Partners General Partner to be required to avoid adverse tax consequences resulting from changes to tax laws, so long as such amendment is not materially adverse to the Partnership or any class of Unitholders.

(c)    Each Partner agrees that the General Partner, without the approval of any other Partner, may amend any provision of this Agreement in such manner as the Board of Directors determines to be necessary or appropriate to prevent the consolidation of the Partnership Group’s financial results with those of NEE and its Subsidiaries (other than NEE Partners and its Subsidiaries) under U.S. GAAP, so long as such amendment is not materially adverse to the Partnership or any class of Unitholders.

Section 13.2    Amendment Procedures. Amendments to this Agreement may be proposed only by the General Partner. To the fullest extent permitted by law, the General Partner shall have no duty or obligation to propose or approve any amendment to this Agreement and may decline to do so free of any duty or obligation whatsoever to the Partnership, any Limited Partner or any other Person bound by this Agreement, and, in declining to propose or approve an amendment to this Agreement, to the fullest extent permitted by law shall not be required to act in good faith or pursuant to any other standard imposed by this Agreement, any Group Member Agreement, any other agreement contemplated hereby or under the Delaware Act or any other law, rule or regulation or at equity, and the General Partner in determining whether to propose or approve any amendment to this Agreement shall be permitted to do so in its sole and absolute discretion. An amendment to this Agreement shall be effective upon its approval by the General Partner and, except as otherwise provided by Section 13.1 or Section 13.3, the holders of a Unit Majority, unless a greater or different percentage of Outstanding Units is required under this Agreement. Each proposed amendment that requires the approval of the holders of a specified percentage of Outstanding Units shall be set forth in a writing that contains the text of the proposed amendment. If such an amendment is proposed, the General Partner shall seek the written approval of the requisite percentage of Outstanding Units or call a meeting of the Unitholders to consider and vote on such proposed amendment. The General Partner shall notify all Record Holders upon final adoption of any amendments. The General Partner shall be deemed to have notified all Record Holders as required by this Section 13.2 if it has posted or made accessible such amendment through the Partnership’s or the Commission’s website.

Section 13.3    Amendment Requirements.

(a)    Notwithstanding the provisions of Section 13.1 and Section 13.2, no provision of this Agreement that establishes a percentage of Outstanding Units (including Units deemed owned by the General Partner) required to take any action shall be amended, altered, changed, repealed or rescinded in any respect that would have the effect of (i) in the case of any provision of this Agreement other than Section 11.2 or Section 13.4, reducing such percentage or (ii) in the case of Section 11.2 or Section 13.4, increasing such percentages, unless such amendment is approved by the written consent or the affirmative vote of holders of Outstanding Units whose aggregate Outstanding Units constitute (x) in the case of a reduction as described in subclause (a)(i) hereof, not less than the voting requirement sought to be reduced, (y) in the case of an increase in the percentage in Section 11.2, not less than 90% of the Outstanding Units, or (z) in the case of an increase in the percentage in Section 13.4, not less than a majority of the Outstanding Units.

(b)    Notwithstanding the provisions of Section 13.1 and Section 13.2, no amendment to this Agreement may (i) enlarge the obligations of any Limited Partner without its consent, unless such shall be deemed to have occurred as a result of an amendment approved pursuant to Section 13.3(c) or (ii) enlarge the obligations of, restrict in any way any action by or rights of, or reduce in any way the amounts distributable, reimbursable or otherwise payable to, the General Partner or any of its Affiliates without its consent, which consent may be given or withheld at its option.

(c)    Except as provided in Section 14.3, and without limitation of the General Partner’s authority to adopt amendments to this Agreement without the approval of any Partners as contemplated in Section 13.1, any amendment that would have a material adverse effect on the rights or preferences of any class of Partnership Interests in relation to other classes of Partnership Interests must be approved by the holders of not less than a majority of the Outstanding Partnership Interests of the class affected.

(d)    Notwithstanding any other provision of this Agreement, except for amendments pursuant to Section 13.1 and except as otherwise provided by Section 14.3(b), no amendments shall become effective without the approval of the holders of at least 90% of the Outstanding Units voting as a single class unless the Partnership obtains an Opinion of Counsel to the effect that such amendment will not affect the limited liability of any Limited Partner under applicable partnership law of the state under whose laws the Partnership is organized.

(e)    Except as provided in Section 13.1, this Section 13.3 shall only be amended with the approval of the holders of at least 90% of the Outstanding Units.

(f)    Notwithstanding any other provision of this Agreement, the Partnership may not amend, supplement or waive any provisions of Article XV and Article XVI in any respect except pursuant to the requirements set forth in Section 15.3 and Section 16.3, respectively.

(g)    Notwithstanding any other provision of this Agreement, Section 5.11, Section 6.1(a), Section 6.4, Section 12.4(c) and the Series A Definitions may not be amended or modified in any way except pursuant to the requirements set forth in Section 5.11(c).

Section 13.4    Special Meetings. All acts of Limited Partners to be taken pursuant to this Agreement shall be taken in the manner provided in this Article XIII. Special meetings of the Limited Partners may be called by the General Partner. Within a reasonable amount of time after receipt of such a call from Limited Partners, the General Partner shall send a notice of the meeting to the Limited Partners either directly or indirectly. A meeting shall be held at a time and place determined by the General Partner on a date not less than ten (10) days nor more than sixty (60) days after the time notice of the meeting is given as provided in Section 15.1. Limited Partners shall not be permitted to vote on matters that would cause the Limited Partners to be deemed to be taking part in the management and control of the business and affairs of the Partnership so as to jeopardize the Limited Partners’ limited liability under the Delaware Act or the law of any other state in which the Partnership is qualified to do business. If any such vote were to take place, it shall be deemed null and void to the extent necessary so as not to jeopardize the Limited Partners’ limited liability under the Delaware Act or the law of any other state in which the Partnership is qualified to do business.

Section 13.5    Notice of a Meeting. Notice of a meeting called pursuant to Section 13.4 shall be given to the Record Holders of the class or classes of Units for which a meeting is proposed in writing by mail or other means of written communication in accordance with Section 17.1.

Section 13.6    Record Date. For purposes of determining the Limited Partners who are Record Holders of the class or classes of Limited Partner Interests entitled to notice of or to vote at a meeting of the Limited Partners or to give approvals without a meeting as provided in Section 13.11, the General Partner shall set a Record Date, which shall not be less than 10 nor more than sixty (60) days before (a) the date of the meeting or (b) in the event that approvals are sought without a meeting, the date by which such Limited Partners are requested in writing by the General Partner to give such approvals.

Section 13.7    Postponement and Adjournment. Prior to the date upon which any meeting of Limited Partners is to be held, the General Partner may postpone such meeting one or more times for any reason by giving notice to each Limited Partner entitled to vote at the meeting so postponed of the place, date and hour at which such meeting would be held. Such notice shall be given not fewer than two (2) days before the date of such meeting and otherwise in accordance with this Article XIII. When a meeting is postponed, a new Record Date need not be fixed. Any meeting of Limited Partners may be adjourned by the General Partner one or more times for any reason and no vote of the Limited Partners shall be required for any adjournment. A meeting of Limited Partners may be adjourned by the General Partner as to one or more proposals regardless of whether action has been taken on other matters. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting and a new Record Date need not be fixed, if the time and place thereof are announced at the meeting at which the adjournment is taken, unless such adjournment shall be for more than forty-five (45) days. At the adjourned meeting, the Partnership may transact any business which might have been transacted at the original meeting. If the adjournment is for more than forty-five (45) days or if a new Record Date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given in accordance with this Article XIII.

Section 13.8    Waiver of Notice; Approval of Meeting. The transactions of any meeting of Limited Partners, however called and noticed, and whenever held, shall be as valid as if it had occurred at a meeting duly held after call and notice in accordance with Sections 13.4 and 13.5, if a quorum is present either in person or by proxy. Attendance of a Limited Partner at a meeting shall constitute a waiver of notice of the meeting, except when the Limited Partner attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened; and except that attendance at a meeting is not a waiver of any right to disapprove of any matters submitted for consideration or to object to the failure to submit for consideration any matters required to be included in the notice of the meeting, but not so included, if such objection is expressly made at the beginning of the meeting.

Section 13.9    Quorum and Voting. The presence, in person or by proxy, of holders of a majority of the Outstanding Units of the class or classes for which a meeting has been called (including Outstanding Units deemed owned by the General Partner and its Affiliates) shall constitute a quorum at a meeting of Limited Partners of such class or classes unless any such action by the Limited Partners requires approval by holders of a greater percentage of such Units, in which case the quorum shall be such greater percentage. At any meeting of the Limited Partners duly called and held in accordance with this Agreement at which a quorum is present, the act of Limited Partners holding Outstanding Units that in the aggregate represent a majority of the Outstanding Units entitled to vote at such meeting shall be deemed to constitute the act of all Limited Partners, unless a different percentage is required with respect to such action under the provisions of this Agreement, in which case the act of the Limited Partners holding Outstanding Units that in the aggregate represent at least such different percentage shall be required. The Limited Partners present at a duly called or held meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the exit of enough Limited Partners to leave less than a quorum, if any action taken (other than adjournment) is approved by the required percentage of Outstanding Units specified in this Agreement.

Section 13.10    Conduct of a Meeting. The General Partner shall have full power and authority concerning the manner of conducting any meeting of the Limited Partners or solicitation of approvals in writing, including the determination of Persons entitled to vote, the existence of a quorum, the satisfaction of the requirements of Section 13.4, the conduct of voting, the validity and effect of any proxies and the determination of any controversies, votes or challenges arising in connection with or during the meeting or voting. The General Partner shall designate a Person to serve as chairman of any meeting and shall further designate a Person to take the minutes of any meeting. All minutes shall be kept with the records of the Partnership maintained by the General Partner. The General Partner may make such other regulations consistent with applicable law and this Agreement as it may deem advisable concerning the conduct of any meeting of the Limited Partners or solicitation of approvals in writing, including regulations in regard to the appointment of proxies, the appointment and duties of inspectors of votes and approvals, the submission and examination of proxies and other evidence of the right to vote, and the submission and revocation of approvals in writing.

Section 13.11    Action Without a Meeting. If authorized by the General Partner, any action that may be taken at a meeting of the Limited Partners may be taken without a meeting if an approval in writing setting forth the action so taken is signed by Limited Partners owning not less than the minimum percentage of the Outstanding Units (including Units deemed owned by the General Partner and its Affiliates) that would be necessary to authorize or take such action at a meeting at which all the Limited Partners were present and voted (unless such provision conflicts with any rule, regulation, guideline or requirement of any National Securities Exchange on which the Units are listed or admitted to trading, in which case the rule, regulation, guideline or requirement of such National Securities Exchange shall govern). Prompt notice of the taking of action without a meeting shall be given to the Limited Partners who have not approved in writing. The General Partner may specify that any written ballot submitted to Limited Partners for the purpose of taking any action without a meeting shall be returned to the Partnership within the time period, which shall be not less than twenty (20) days, specified by the General Partner. If a ballot returned to the Partnership does not vote all of the Outstanding Units held by such Limited Partners, the Partnership shall be deemed to have failed to receive a ballot for the Outstanding Units that were not voted. If approval of the taking of any permitted action by the Limited Partners is solicited by any Person other than by or on behalf of the General Partner, the written approvals shall have no force and effect unless and until (a) approvals sufficient to take the action proposed are deposited with the Partnership in care of the General Partner, (b) approvals sufficient to take the action proposed are dated as of a date not more than ninety (90) days prior to the date sufficient approvals are first deposited with the Partnership and (c) an Opinion of Counsel is delivered to the General Partner to the effect that the exercise of such right and the action proposed to be taken with respect to any particular matter (i) will not cause the Limited Partners to be deemed to be taking part in the management and control of the business and affairs of the Partnership so as to jeopardize the Limited Partners’ limited liability, and (ii) is otherwise permissible under the state statutes then governing the rights, duties and liabilities of the Partnership and the Partners.

Section 13.12    Right to Vote and Related Matters.

(a)    Only those Record Holders of the Outstanding Units on the Record Date set pursuant to Section 13.6 (and also subject to the limitations contained in the definition of “Outstanding”) shall be entitled to notice of, and to vote at, a meeting of Limited Partners or to act with respect to matters as to which the holders of the Outstanding Units have the right to vote or to act. All references in this Agreement to votes of, or other acts that may be taken by, the Outstanding Units shall be deemed to be references to the votes or acts of the Record Holders of such Outstanding Units.

(b)    With respect to Units that are held for a Person’s account by another Person that is the Record Holder (such as a broker, dealer, bank, trust company or clearing corporation, or an agent of any of the foregoing), such Record Holder shall, in exercising the voting rights in respect of such Units on any matter, and unless the arrangement between such Persons provides otherwise, vote such Units in favor of, and in accordance with the direction of, the Person who is the beneficial owner of such Units, and the Partnership shall be entitled to assume such Record Holder is so acting without further inquiry. The provisions of this Section 13.12(b) (as well as all other provisions of this Agreement) are subject to the provisions of Section 4.3.

ARTICLE XIV

MERGER, CONSOLIDATION OR CONVERSION

Section 14.1    Authority. The Partnership may merge or consolidate with or into one or more corporations, limited liability companies, statutory trusts or associations, real estate investment trusts, common law trusts or unincorporated businesses, including a partnership (whether general or limited (including a limited liability partnership)) or convert into any such entity, whether such entity is formed under the laws of the State of Delaware or any other state of the United States of America, pursuant to a written plan of merger or consolidation (“Merger Agreement”) or a written plan of conversion (“Plan of Conversion”), as the case may be, in accordance with this Article XIV.

Section 14.2    Procedure for Merger, Consolidation or Conversion.

(a)    Merger, consolidation or conversion of the Partnership pursuant to this Article XIV requires the prior consent of the NEE Partners General Partner, which consent may be granted or withheld in its sole discretion, and consent of the General Partner; provided, however, that, to the fullest extent permitted by law, the General Partner and the NEE Partners General Partner shall have no duty or obligation to consent to any merger, consolidation or conversion of the Partnership and may decline to do so free of any duty or obligation whatsoever to the Partnership or any Limited Partner and, in declining to consent to a merger, consolidation or conversion, shall not be required to act in good faith or pursuant to any other standard imposed by this Agreement, any other agreement contemplated hereby or under the Delaware Act or any other law, rule or regulation or at equity, and the General Partner and the NEE Partners General Partner in determining whether to consent to any merger, consolidation or conversion of the Partnership shall be permitted to do so in their sole and absolute discretion.

(b)    If the NEE Partners General Partner and the General Partner shall determine to consent to the merger or consolidation, the General Partner shall approve the Merger Agreement, which shall set forth:

(i)    name and state of domicile of each of the business entities proposing to merge or consolidate;

(ii)    the name and state of domicile of the business entity that is to survive the proposed merger or consolidation (the “Surviving Business Entity”);

(iii)    the terms and conditions of the proposed merger or consolidation;

(iv)    the manner and basis of exchanging or converting the equity securities of each constituent business entity for, or into, cash, property or interests, rights, securities or obligations of the Surviving

Business Entity; and (A) if any general or limited partner interests, securities or rights of any constituent business entity are not to be exchanged or converted solely for, or into, cash, property or general or limited partner interests, rights, securities or obligations of the Surviving Business Entity, the cash, property or interests, rights, securities or obligations of any general or limited partnership, corporation, trust, limited liability company, unincorporated business or other entity (other than the Surviving Business Entity) which the holders of such general or limited partner interests, securities or rights are to receive in exchange for, or upon conversion of their interests, securities or rights; and (B) in the case of securities represented by certificates, upon the surrender of such certificates, which cash, property or general or limited partner interests, rights, securities or obligations of the Surviving Business Entity or any general or limited partnership, corporation, trust, limited liability company, unincorporated business or other entity (other than the Surviving Business Entity), or evidences thereof, are to be delivered;

(v)    a statement of any changes in the constituent documents or the adoption of new constituent documents (the articles or certificate of incorporation, articles of trust, declaration of trust, certificate or agreement of limited partnership, operating agreement or other similar charter or governing document) of the Surviving Business Entity to be effected by such merger or consolidation;

(vi)    the effective time of the merger, which may be the date of the filing of the certificate of merger pursuant to Section 14.4 or a later date specified in or determinable in accordance with the Merger Agreement (provided, that if the effective time of the merger is to be later than the date of the filing of such certificate of merger, the effective time shall be fixed at a date or time certain at or prior to the time of the filing of such certificate of merger and stated therein); and

(vii)    such other provisions with respect to the proposed merger or consolidation that the General Partner determines to be necessary or appropriate.

(c)    If the NEE Partners General Partner and the General Partner shall determine to consent to the conversion, the General Partner shall approve the Plan of Conversion, which shall set forth:

(i)    the name of the converting entity and the converted entity;

(ii)    a statement that the Partnership is continuing its existence in the organizational form of the converted entity;

(iii)    a statement as to the type of entity that the converted entity is to be and the state or country under the laws of which the converted entity is to be incorporated, formed or organized;

(iv)    the manner and basis of exchanging or converting the equity securities of each constituent business entity for, or into, cash, property or interests, rights, securities or obligations of the converted entity;

(v)    in an attachment or exhibit, the certificate of limited partnership of the Partnership;

(vi)    in an attachment or exhibit, the certificate of limited partnership, articles of incorporation, or other organizational documents of the converted entity;

(vii)    the effective time of the conversion, which may be the date of the filing of the articles of conversion or a later date specified in or determinable in accordance with the Plan of Conversion (provided, that if the effective time of the conversion is to be later than the date of the filing of such articles of conversion, the effective time shall be fixed at a date or time certain at or prior to the time of the filing of such articles of conversion and stated therein); and

(viii)    such other provisions with respect to the proposed conversion that the General Partner determines to be necessary or appropriate.

Section 14.3    Approval by Limited Partners. Except as provided in Section 14.3(d), the General Partner, upon its approval of the Merger Agreement or the Plan of Conversion, as the case may be, shall direct that the

Merger Agreement or the Plan of Conversion, as applicable, be submitted to a vote of Limited Partners, whether at a special meeting or by written consent, in either case in accordance with the requirements of Article XIII. A copy or a summary of the Merger Agreement or the Plan of Conversion, as the case may be, shall be included in or enclosed with the notice of a special meeting or the written consent and, subject to any applicable requirements of Regulation 14A pursuant to the Exchange Act or successor provision, no other disclosure regarding the proposed merger, consolidation or conversion shall be required.

(a)    Except as provided in Section 14.3(d) and Section 14.3(e), the Merger Agreement or Plan of Conversion, as the case may be, shall be approved upon receiving the affirmative vote or consent of the holders of a Unit Majority unless the Merger Agreement or Plan of Conversion, as the case may be, effects an amendment to any provision of this Agreement that, if contained in an amendment to this Agreement adopted pursuant to Article XIII, would require for its approval the vote or consent of a greater percentage of the Outstanding Units or of any class of Limited Partners, in which case such greater percentage vote or consent shall be required for approval of the Merger Agreement or the Plan of Conversion, as the case may be.

(b)    Except as provided in Section 14.3(d) and Section 14.3(e), after such approval by vote or consent of the Limited Partners, and at any time prior to the filing of the certificate of merger or articles of conversion pursuant to Section 14.4, the merger, consolidation or conversion may be abandoned pursuant to provisions therefor, if any, set forth in the Merger Agreement or Plan of Conversion, as the case may be.

(c)    Notwithstanding anything else contained in this Article XIV or in this Agreement, the General Partner is permitted, without Limited Partner approval, to convert the Partnership or any Group Member into a new limited liability entity, to merge the Partnership or any Group Member into, or convey all of the Partnership’s assets to, another limited liability entity that shall be newly formed and shall have no assets, liabilities or operations at the time of such conversion, merger or conveyance other than those it receives from the Partnership or other Group Member if (i) the General Partner has received an Opinion of Counsel that the conversion, merger or conveyance, as the case may be, would not result in the loss of limited liability under the laws of the jurisdiction governing the other limited liability entity (if that jurisdiction is not Delaware) of any Limited Partner as compared to its limited liability under the Delaware Act or cause the Partnership to be treated as an association taxable as a corporation or otherwise to be taxed as an entity for federal income tax purposes (to the extent not previously treated as such), (ii) the sole purpose of such conversion, merger, or conveyance is to effect a mere change in the legal form of the Partnership into another limited liability entity and (iii) the General Partner determines that the governing instruments of the new entity provide the Limited Partners and the General Partner with substantially the same rights and obligations as are herein contained.

(d)    Additionally, notwithstanding anything else contained in this Article XIV or in this Agreement, the General Partner is permitted, without Limited Partner approval, to merge or consolidate the Partnership with or into another limited liability entity if (i) the General Partner has received an Opinion of Counsel that the merger or consolidation, as the case may be, would not result in the loss of the limited liability of any Limited Partner under the laws of the jurisdiction governing the other limited liability entity (if that jurisdiction is not Delaware) as compared to its limited liability under the Delaware Act or cause the Partnership to be treated as an association taxable as a corporation or otherwise to be taxed as an entity for federal income tax purposes (to the extent not previously treated as such), (ii) the merger or consolidation would not result in an amendment to this Agreement, other than any amendments that could be adopted pursuant to Section 13.1, (iii) the Partnership is the Surviving Business Entity in such merger or consolidation, (iv) each Unit outstanding immediately prior to the effective date of the merger or consolidation is to be an identical Unit of the Partnership after the effective date of the merger or consolidation, and (v) the number of Partnership Interests to be issued by the Partnership in such merger or consolidation does not exceed twenty percent (20%) of the Partnership Interests Outstanding immediately prior to the effective date of such merger or consolidation.

(e)    Pursuant to Section 17-211(g) of the Delaware Act, an agreement of merger or consolidation approved in accordance with this Article XIV may (i) effect any amendment to this Agreement or (ii) effect the adoption of a new partnership agreement for the Partnership if it is the Surviving Business Entity. Any such amendment or adoption made pursuant to this Section 14.3 shall be effective at the effective time or date of the merger or consolidation.

Section 14.4    Certificate of Merger or Certificate of Conversion. Upon the required approval by the General Partner and the Unitholders of a Merger Agreement or the Plan of Conversion, as the case may be, a certificate of merger or certificate of conversion or other filing, as applicable, shall be executed and filed with the Secretary of State of the State of Delaware or the appropriate filing office of any other jurisdiction, as applicable, in conformity with the requirements of the Delaware Act or other applicable law.

Section 14.5    Effect of Merger, Consolidation or Conversion.

(a)    At the effective time of the merger:

(i)    all of the rights, privileges and powers of each of the business entities that has merged or consolidated, and all property, real, personal and mixed, and all debts due to any of those business entities and all other things and causes of action belonging to each of those business entities, shall be vested in the Surviving Business Entity and after the merger or consolidation shall be the property of the Surviving Business Entity to the extent they were of each constituent business entity;

(ii)    the title to any real property vested by deed or otherwise in any of those constituent business entities shall not revert and is not in any way impaired because of the merger or consolidation;

(iii)    all rights of creditors and all liens on or security interests in property of any of those constituent business entities shall be preserved unimpaired; and

(iv)    all debts, liabilities and duties of those constituent business entities shall attach to the Surviving Business Entity and may be enforced against it to the same extent as if the debts, liabilities and duties had been incurred or contracted by it.

(b)    At the effective time of the conversion:

(i)    the Partnership shall continue to exist, without interruption, but in the organizational form of the converted entity rather than in its prior organizational form;

(ii)    all rights, title, and interests to all real estate and other property owned by the Partnership shall continue to be owned by the converted entity in its new organizational form without reversion or impairment, without further act or deed, and without any transfer or assignment having occurred, but subject to any existing liens or other encumbrances thereon;

(iii)    all liabilities and obligations of the Partnership shall continue to be liabilities and obligations of the converted entity in its new organizational form without impairment or diminution by reason of the conversion;

(iv)    all rights of creditors or other parties with respect to or against the prior interest holders or other owners of the Partnership in their capacities as such in existence as of the effective time of the conversion will continue in existence as to those liabilities and obligations and may be pursued by such creditors and obligees as if the conversion did not occur;

(v)    a proceeding pending by or against the Partnership or by or against any of Partners in their capacities as such may be continued by or against the converted entity in its new organizational form and by or against the prior partners without any need for substitution of parties; and

(vi)    the Partnership Interests that are to be converted into partnership interests, shares, evidences of ownership, or other securities in the converted entity as provided in the plan of conversion shall be so converted, and Partners shall be entitled only to the rights provided in the Plan of Conversion.

ARTICLE XV

CLASS B, SERIES 1 LIMITED PARTNER INTERESTS

Section 15.1    Coordination with Other Articles.

(a)    Except as otherwise set forth in this Article XV, the Class B, Series 1 Limited Partner Interests (the “Class B, Series 1 Units”) shall have the designations, preferences, rights, powers and duties stated and expressed elsewhere in this Agreement. In the event of any conflict or inconsistency with respect to the Class B, Series 1 Units between provisions of this Article XV and provisions of other Articles in this Agreement, this Article XV shall govern and control.

(b)    Definitions.

“Affiliate” in “Affiliate of NEE Equity” has the meaning given such term in the Contribution Agreement.

“Available Distribution Amount for the Class B, Series 1 Units” has the meaning given such term in Section 15.2(d).

“Class B, Series 1 Limited Partner” means a Limited Partner that has been admitted to the Partnership as a Limited Partner with respect to Class B, Series 1 Units.

“Class B, Series 1 Units” has the meaning given such term in Section 15.1.

“Class B, Series 1 Units Redemption Date” has the meaning given such term in Section 15.2(h).

“Class B, Series 1 Units Redemption Notice” has the meaning given such term in Section 15.2(h).

“Class B, Series 1 Units Redemption Price” means the redemption price (which may be payable in cash or by the transfer of other property, as may be agreed by the Partnership and NEE Equity) for each Class B, Series 1 Unit that may be agreed upon in writing by the Partnership and NEE Equity.

“Contribution Agreement” means the Contribution Agreement, dated as of April 28, 2015, by and among Solar Holdings SellCo, LLC, a Delaware limited liability company, the Grantee and the Partnership, as amended from time to time.

“Grantee” means NextEra Energy Partners Solar Acquisitions, LLC, a Delaware limited liability company.

“McCoy Contributed Companies” means McCoy Holdings, McCoy Funding and McCoy Project Company.

“McCoy Disposition Proceeds” has the meaning given such term in Section 15.2(f).

“McCoy Funding” means McCoy Solar Funding, LLC, a Delaware limited liability company.

“McCoy Holdings” means McCoy Solar Holdings, LLC, a Delaware limited liability company.

“McCoy Holdings Distribution Date” has the meaning given such term in Section 15.2(d).

“McCoy Interest” means the amount of fifty and one one-hundredths percent (50.01%) of the membership interest of McCoy Holdings.

“McCoy Project Company” means McCoy Solar, LLC, a Delaware limited liability company.

“NEP US Holdings” means NextEra Energy US Partners Holdings, LLC, a Delaware limited liability company.

“NEP US Holdings Financing Documents” means (a) the Revolving Credit Agreement dated as of July 1, 2014, between (i) NextEra Canada Partners Holdings, ULC and NextEra Energy US Partners Holdings, LLC, (ii) the Partnership, (iii) the lending institutions party thereto, (iv) Bank of America, N.A. and (v) Bank of America, N.A. (Canada Branch) and (b) the Loan Documents (as defined therein), as the same may be hereafter amended, amended and restated or otherwise modified.

Section 15.2    Designations, Preferences, Rights, Powers and Duties.

(a)    Designations. The Class B, Series 1 Units shall track ownership of the McCoy Interest. The Class B, Series 1 Limited Partners shall only have rights, powers and duties with respect to the McCoy Interest or obligations of the Partnership relating to the McCoy Interest and shall only have rights to profits or losses associated with the McCoy Interest. The records maintained for the Class B, Series 1 Units shall account for the McCoy Interest separately from the other assets of the Partnership. The debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Class B, Series 1 Units shall be enforceable only against the assets of the Class B, Series 1 Units and not against the assets of the Partnership generally or any other series thereof, or any general partner not associated with such series. None of the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Partnership generally or any other series thereof shall be enforceable against the assets of the Class B Series 1 Units. Assets associated with the Class B, Series 1 Units may be held directly or indirectly, including in the name of such series, in the name of the Partnership, through a nominee or otherwise. Records maintained for the Class B, Series 1 Units that reasonably identify the assets of the series, including by specific listing, category, type, quantity, computational or allocational formula or procedure (including a percentage or share of any asset or assets) or by any other method where the identity of such assets is objectively determinable, will be deemed to account for the assets associated with such series separately from the other assets of the Partnership, or any other series thereof.

(b)    Number of Units. The Class B, Series 1 Units shall be a series consisting of one million (1,000,000) units authorized to be issued.

(c)    Capital Contributions. No Class B, Series 1 Limited Partner is required to make any additional Capital Contribution to the Partnership. Notwithstanding the foregoing, the Class B, Series 1 Limited Partners may make additional Capital Contributions to the Partnership in their sole discretion, pro rata in accordance with the percentage of the outstanding Class B, Series 1 Units held by each such Class B, Series 1 Limited Partner. If additional Capital Contributions are made by the Class B, Series 1 Limited Partners, then the proceeds of such Capital Contributions shall be immediately contributed by the Partnership as a capital contribution to NEP US Holdings and the Partnership agrees (i) to cause NEP US Holdings to immediately contribute such proceeds as a capital contribution to the Grantee, (ii) to cause the Grantee to immediately contribute such proceeds as a capital contribution to McCoy Holdings, (iii) to cause McCoy Holdings to immediately contribute such proceeds as a capital contribution to McCoy Funding and (iv) to cause McCoy Funding to immediately contribute such proceeds as a capital contribution to McCoy Project Company to be applied by McCoy Project Company. Each Class B, Series 1 Limited Partner shall receive a credit to their respective Capital Accounts in the amount of the additional Capital Contributions that it makes.

(d)    Distributions on the Class B, Series 1 Units. Distributions on the Class B, Series 1 Units (other than as provided in subparagraph (f) of this Section 15.2) shall be made only out of the Available Distribution Amount for the Class B, Series 1 Units (as defined below) as hereinafter provided. The “Available Distribution Amount for the Class B, Series 1 Units” shall mean, as of any date, an amount equal to (i) the aggregate value of cash or other property that has been distributed (including any distribution of cash or property made in connection with a liquidation of McCoy Holdings) to the Grantee at any time that any of the Class B, Series 1 Units are outstanding (the date of any such distribution, a “McCoy Holdings Distribution Date”) minus (ii) the aggregate amount of all distributions of cash or other property previously made by the Partnership in respect of the Class B, Series 1 Units. The Partnership agrees (i) to cause NEP US Holdings to cause the Grantee to promptly distribute to NEP US Holdings any amount of cash or property distributed by McCoy Holdings to the Grantee and (ii) cause NEP US Holdings to promptly distribute to the Partnership the amount of cash or property distributed by the Grantee to NEP US Holdings; provided, that NEP US Holdings shall not be obligated to make such distribution to the Partnership unless and until it is permitted to do so under the terms and provisions of any NEP US Holdings Financing Documents. Distributions of all of the Available Distribution Amount for the Class B, Series 1 Units shall be made by the General Partner to the Class B, Series 1 Limited Partners promptly following the date on which a distribution is received by the Partnership in accordance with clause (ii) of the immediately preceding sentence. Such distributions shall be made pro rata among all of the Class B, Series 1 Units outstanding as of the date such distributions are made.

The distributions on the Class B, Series 1 Units pursuant to this Article XV shall be separate from any distributions of Available Cash to the Partners set forth elsewhere in this Agreement. Further, the Available Distribution Amount for the Class B, Series 1 Units shall be calculated separately from the calculations of Available Cash, Operating Surplus, Capital Surplus and Minimum Quarterly Distribution pursuant to this Agreement.

(e)    Allocations for Capital Account and Tax Purposes. Notwithstanding any provision in this Agreement, Net Income and Net Loss attributable to the McCoy Interest (and all items of income, gain, loss, deduction and credit taken into account in computing Net Income and Net Loss attributable to the McCoy Interest), including Net Income and Net Loss attributable to the McCoy Interest in connection with a liquidation of the Partnership and Net Income and Net Loss attributable to the McCoy Interest for federal income tax purposes, shall be allocated 100% to the Class B, Series 1 Limited Partners based on the relative percentage ownership of the Class B, Series 1 Limited Partners in the Class B, Series 1 Units.

(f)    Preferences on Liquidation. In the event of a liquidation of the Partnership, the Class B, Series 1 Limited Partners shall be entitled to receive as a preferential distribution any and all proceeds received by NEP US Holdings on the sale or other disposition of the Grantee or by the Grantee on the sale or other disposition of the McCoy Interest or any of the equity interests of, or assets owned by, any and all of the McCoy Contributed Companies (the “McCoy Disposition Proceeds”). To the full extent permitted by applicable law, no reduction in the McCoy Disposition Proceeds shall be made in order to pay any other liabilities, including contingent liabilities, of the Partnership, which liabilities shall be paid, or provision for payment made, from the assets and properties of the Partnership other than the McCoy Disposition Proceeds. The liquidator for the Partnership shall cause NEP US Holdings, which shall in turn cause the Grantee to sell or otherwise dispose of the McCoy Interest or the Grantee’s interest in any of the McCoy Contributed Companies and their respective assets and properties as directed by the Class B, Series 1 Limited Partners holding a majority of the Class B, Series 1 Units then outstanding and to cause the distribution of any and all McCoy Disposition Proceeds to occur in the same manner as the distribution of cash or property resulting from distributions paid by the Grantee as provided in subparagraph (d) of this Section 15.2.

(g)    Voting Rights. On all matters on which Class B, Series 1 Limited Partners are entitled to vote pursuant to this Article XV or other Articles in this Agreement, each Class B, Series 1 Limited Partner shall be entitled to one vote for each Unit of the Class B, Series 1 Units held by such Class B, Series 1 Limited Partner.

(h)    Redemption.

(i)    Redemption Following a Redemption Notice. Upon receipt by the Partnership of a written request from one or more Class B, Series 1 Limited Partners, which written request shall designate the number of

Class B, Series 1 Units to be redeemed and shall be accompanied by a fully executed copy of a written agreement of the Partnership and NEE Equity setting forth the Class B, Series 1 Units Redemption Price (a “Class B, Series 1 Units Redemption Notice”), on the date that is five (5) Business Days following the Partnership’s receipt of the Class B, Series 1 Units Redemption Notice or on such other later date designated in the Class B, Series 1 Units Redemption Notice (the “Class B, Series 1 Units Redemption Date”), the Partnership shall be required to redeem all of the outstanding Class B, Series 1 Units requested to be redeemed by such Class B, Series 1 Limited Partners at a price per Unit equal to the Class B, Series 1 Units Redemption Price. The Class B, Series 1 Units Redemption Price shall be paid on the Class B, Series 1 Units Redemption Date in United States Dollars by wire transfer of immediately available funds to the account designated by the applicable Class B, Series 1 Limited Partner(s) to the Partnership in writing or by the delivery of any other property to be delivered in connection with such redemption, as the case may be, in each case to each Class B, Series 1 Limited Partner whose Class B, Series 1 Units are being redeemed.

(ii)    Redemption Procedures.

(A)    In the case of a redemption pursuant to Section 15.2(h)(i) hereof, each Class B, Series 1 Limited Partner whose Class B, Series 1 Units are being redeemed shall deliver at the principal office of the Partnership an instrument of transfer of the Class B, Series 1 Units to be redeemed, in form and substance reasonable satisfactory to the Partnership. Upon receipt of such instrument of transfer, the Partnership shall remit or transfer the Class B, Series 1 Units Redemption Price to each Class B, Series 1 Limited Partner whose Class B, Series 1 Units are being redeemed.

(B)    Rights After the Redemption Date. From and after the close of business on the Class B, Series 1 Units Redemption Date, unless there shall have been a default in the payment of the Class B, Series 1 Units Redemption Price, all rights of the Class B, Series 1 Limited Partner whose Class B, Series 1 Units are being redeemed (except the right to receive the Class B, Series 1 Units Redemption Price) shall cease with respect to such Units, and thereafter such Units shall not be deemed to be outstanding for any purpose whatsoever.

(C)    Cancellation of Redeemed Units. Any Units of Class B, Series 1 Units that shall at any time have been redeemed shall, after such redemption, be canceled by the Partnership and shall not be available for reissuance.

(i)    Protection Provisions. So long as any Unit of the Class B, Series 1 Units is outstanding, the Partnership shall not, and shall not cause or permit any of its Subsidiaries to, without the prior approval of the Class B, Series 1 Limited Partners holding at least a majority of the Units of Class B, Series 1 Units then outstanding, issue or sell (x) any additional Class B, Series 1 Units, or any other interests in or rights to (including economic rights based on or with respect to) the McCoy Contributed Companies or (y) any securities convertible into or exercisable or exchangeable for any of the foregoing.

(j)    Transfers of the Class B, Series 1 Units. The Class B, Series 1 Units shall be non-transferable, except that such Class B, Series 1 Units shall be transferable to any Affiliate of NEE Equity, subject to the limitations, terms and conditions on transfers of Units set forth elsewhere in this Agreement.

(k)    No Certificates. Ownership of the Class B, Series 1 Units shall be recorded in the Register and ownership of such interests and any transfer thereof shall be evidenced by a book entry notation in the Register. Class B, Series 1 Units shall not be evidenced by physical certificates.

(l)    Status under the Uniform Commercial Code. The Class B, Series 1 Units shall be deemed to be securities governed by Article 8 of the Uniform Commercial Code as in effect from time to time in Delaware.

Section 15.3    Amendment, Supplement and Waiver.

(a)    The Partnership may not amend, supplement or waive any provisions of this Article XV in any respect except by a written instrument executed by the General Partner and the Class B, Series 1 Limited Partners holding one hundred percent (100%) of the Class B, Series 1 Units then outstanding.

(b)    Notwithstanding the foregoing, the Partnership is entitled to amend the Agreement pursuant to other Articles in this Agreement, including to authorize one or more additional series of Units, provided that no such amendment shall adversely affect the designations, preferences, rights, powers and duties of the Class B, Series 1 Units or the Class  B, Series 1 Limited Partners as granted pursuant to this Article XV.

Section 15.4     No Third-Party Beneficiaries. Except as specified in Section 17.6 of this Agreement, the terms and provisions of this Article XV are intended solely for the benefit of the Partners and their respective successors or permitted assigns, and it is not the intention of the General Partner to confer third-party beneficiary rights upon any other Person by reason of this Article XV.

ARTICLE XVI

CLASS B, SERIES 2 LIMITED PARTNER INTERESTS

Section 16.1    Coordination with Other Articles.

(a)    Except as otherwise set forth in this Article XVI, the Class B, Series 2 Limited Partner Interests (the “Class B, Series 2 Units”) shall have the designations, preferences, rights, powers and duties stated and expressed elsewhere in this Agreement. In the event of any conflict or inconsistency with respect to the Class B, Series 2 Units between provisions of this Article XVI and provisions of other Articles in this Agreement, this Article XVI shall govern and control.

(b)    Definitions.

“Adelanto Contributed Companies” means Adelanto Solar Funding, Adelanto Solar Holdings and the Adelanto Project Companies.

“Adelanto Disposition Proceeds” has the meaning given such term in Section 16.2(f).

“Adelanto Interest” means the amount of fifty and one one-hundredths percent (50.01%) of the membership interest of Adelanto Solar Funding.

“Adelanto Project Companies” means Adelanto Solar, LLC, a Delaware limited liability company, and Adelanto Solar II, LLC, a Delaware limited liability company, individually and collectively.

“Adelanto Solar Funding” means Adelanto Solar Funding, LLC, a Delaware limited liability company.

“Adelanto Solar Funding Distribution Date” has the meaning given such term in Section 16.2(d).

“Adelanto Solar Holdings” means Adelanto Solar Holdings, LLC, a Delaware limited liability company.

“Available Distribution Amount for the Class B, Series 2 Units” has the meaning given such term in Section 16.2(d).

“Affiliate” in “Affiliate of NEE Equity” has the meaning given such term in the Contribution Agreement.

“Class B, Series 2 Limited Partner” means a Limited Partner that has been admitted to the Partnership as a Limited Partner with respect to Class B, Series 2 Units.

“Class B, Series 2 Units” has the meaning given such term in Section 16.1.

“Class B, Series 2 Units Redemption Date” has the meaning given such term in Section 16.2(h).

“Class B, Series 2 Units Redemption Notice” has the meaning given such term in Section 16.2(h).

“Class B, Series 2 Units Redemption Price” shall be the redemption price (which may be payable in cash or by the transfer of other property, as may be agreed by the Partnership and NEE Equity) for each Class B, Series 2 Unit that may be agreed upon in writing by the Partnership and NEE Equity.

“Contribution Agreement” means the Contribution Agreement, dated as of April 28, 2015, by and among Solar Holdings SellCo, LLC, a Delaware limited liability company, the Grantee and the Partnership, as amended from time to time.

“Grantee” means NextEra Energy Partners Solar Acquisitions, LLC, a Delaware limited liability company.

“NEP US Holdings” means NextEra Energy US Partners Holdings, LLC, a Delaware limited liability company.

“NEP US Holdings Financing Documents” means (a) the Revolving Credit Agreement dated as of July 1, 2014, between (i) NextEra Canada Partners Holdings, ULC and NextEra Energy US Partners Holdings, LLC, (ii) the Partnership, (iii) the lending institutions party thereto, (iv) Bank of America, N.A. and (v) Bank of America, N.A. (Canada Branch) and (b) the Loan Documents (as defined therein), as the same may be hereafter amended, amended and restated or otherwise modified.

Section 16.2    Designations, Preferences, Rights, Powers and Duties.

(a)    Designations. The Class B, Series 2 Units shall track ownership of the Adelanto Interest. The Class B, Series 2 Limited Partners shall only have rights, powers and duties with respect to the Adelanto Interest or obligations of the Partnership relating to the Adelanto Interest and shall only have rights to profits or losses associated with the Adelanto Interest. The records maintained for the Class B, Series 2 Units shall account for the Adelanto Interest separately from the other assets of the Partnership. The debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Class B, Series 2 Units shall be enforceable only against the assets of the Class B, Series 2 Units and not against the assets of the Partnership generally or any other series thereof, or any general partner not associated with such series. None of the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Partnership generally or any other series thereof shall be enforceable against the assets of the Class B Series 2 Units. Assets associated with the Class B, Series 2 Units may be held directly or indirectly, including in the name of such series, in the name of the Partnership, through a nominee or otherwise. Records maintained for the Class B, Series 2 Units that reasonably identify the assets of the series, including by specific listing, category, type, quantity, computational or allocational formula or procedure (including a percentage or share of any asset or assets) or by any other method where the identity of such assets is objectively determinable, will be deemed to account for the assets associated with such series separately from the other assets of the Partnership, or any other series thereof.

(b)    Number of Units. The Class B, Series 2 Units shall be a series consisting of one million (1,000,000) units authorized to be issued.

(c)    Capital Contributions. No Class B, Series 2 Limited Partner is required to make any additional Capital Contribution to the Partnership. Notwithstanding the foregoing, the Class B, Series 2 Limited Partners may make additional Capital Contributions to the Partnership in their sole discretion, pro rata in accordance with the percentage of the outstanding Class B, Series 2 Units held by each such Class B, Series 2 Limited Partner. If additional Capital Contributions are made by the Class B, Series 2 Limited Partners, then the proceeds of such Capital Contributions shall be immediately contributed by the Partnership as a capital contribution to NEP US Holdings and the Partnership agrees (i) to cause NEP US Holdings to immediately contribute such proceeds as a capital contribution to the Grantee, (ii) to cause the Grantee to immediately contribute such proceeds as a capital contribution to Adelanto Solar Funding, (iii) to cause Adelanto Solar Funding to immediately contribute such proceeds as a capital contribution to Adelanto Solar Holdings and (iv) to cause Adelanto Solar Holdings to immediately contribute such proceeds as a capital contribution to Adelanto Project Companies to be applied by Adelanto Project Companies. Each Class B, Series 2 Limited Partner shall receive a credit to their respective Capital Accounts in the amount of the additional Capital Contributions that it makes.

(d)    Distributions on the Class B, Series 2 Units. Distributions on the Class B, Series 2 Units (other than as provided in subparagraph (f) of this Section 16.2) shall be made only out of the Available Distribution Amount for the Class B, Series 2 Units (as defined below) as hereinafter provided. The “Available Distribution Amount for the Class B, Series 2 Units” shall mean, as of any date, an amount equal to (i) the aggregate value of cash or other property that has been distributed (including any distribution of cash or property made in connection with a liquidation of Adelanto Solar Funding) to the Grantee at any time that any of the Class B, Series 2 Units are outstanding (the date of any such distribution, an “Adelanto Solar Funding Distribution Date”) minus (ii) the aggregate amount of all distributions of cash or other property previously made by the Partnership in respect of the Class B, Series 2 Units. The Partnership agrees (i) to cause NEP US Holdings to cause the Grantee to promptly distribute to NEP US Holdings any amount of cash or property distributed by Adelanto Solar Funding to the Grantee and (ii) cause NEP US Holdings to promptly distribute to the Partnership the amount of cash or property distributed by the Grantee to NEP US Holdings; provided, that NEP US Holdings shall not be obligated to make such distribution to the Partnership unless and until it is permitted to do so under the terms and provisions of any NEP US Holdings Financing Documents. Distributions of all of the Available Distribution Amount for the Class B, Series 2 Units shall be made by the General Partner to the Class B, Series 2 Limited Partners promptly following the date on which a distribution is received by the Partnership in accordance with clause (ii) of the immediately preceding sentence. Such distributions shall be made pro rata among all of the Class B, Series 2 Units outstanding as of the date such distributions are made.

The distributions on the Class B, Series 2 Units pursuant to this Article XVI shall be separate from any distributions of Available Cash to the Partners set forth elsewhere in this Agreement. Further, the Available Distribution Amount for the Class B, Series 2 Units shall be calculated separately from the calculations of Available Cash, Operating Surplus, Capital Surplus and Minimum Quarterly Distribution pursuant to this Agreement.

(e)    Allocations for Capital Account and Tax Purposes. Notwithstanding any provision in this Agreement, Net Income and Net Loss attributable to the Adelanto Interest (and all items of income, gain, loss, deduction, and credit taken into account in computing Net Income and Net Loss attributable to the Adelanto Interest), including Net Income and Net Loss attributable to the Adelanto Interest in connection with a liquidation of the Partnership and Net Income and Net Loss attributable to the Adelanto Interest for federal income tax purposes, shall be allocated 100% to the Class B, Series 2 Limited Partners based on the relative percentage ownership of the Class B, Series 2 Limited Partners in the Class B, Series 2 Units.

(f)    Preferences on Liquidation. In the event of a liquidation of the Partnership, the Class B, Series 2 Limited Partners shall be entitled to receive as a preferential distribution any and all proceeds received by NEP US Holdings on the sale or other disposition of the Grantee or by the Grantee on the sale or other disposition of the Adelanto Interest or any of the equity interests of, or assets owned by, any and all of the Adelanto Contributed Companies (the “Adelanto Disposition Proceeds”). To the full extent permitted by applicable law, no reduction in the Adelanto Disposition Proceeds shall be made in order to pay any other liabilities, including contingent liabilities, of the Partnership, which liabilities shall be paid, or provision for payment made, from the assets and properties of the Partnership other than the Adelanto Disposition Proceeds. The liquidator for the Partnership shall cause NEP US Holdings, which shall in turn cause the Grantee to sell or otherwise dispose of the Adelanto Interest or the Grantee’s interest in any of the Adelanto Contributed Companies and their respective assets and properties as directed by the Class B, Series 2 Limited Partners holding a majority of the Class B, Series 2 Units then outstanding and to cause the distribution of any and all Adelanto Disposition Proceeds to occur in the same manner as the distribution of cash or property resulting from distributions paid by the Grantee as provided in subparagraph (d) of this Section 16.2.

(g)    Voting Rights. On all matters on which Class B, Series 2 Limited Partners are entitled to vote pursuant to this Article XVI or other Articles in this Agreement, each Class B, Series 2 Limited Partner shall be entitled to one vote for each Unit of the Class B, Series 2 Units held by such Class B, Series 2 Limited Partner.

(h)    Redemption.

(i)    Redemption Following a Redemption Notice. Upon receipt by the Partnership of a written request from one or more Class B, Series 2 Limited Partners, which written request shall designate the number of Class B, Series 2 Units to be redeemed and shall be accompanied by a fully executed copy of a written agreement of the Partnership and NEE Equity setting forth the Class B, Series 2 Units Redemption Price (a “Class B, Series 2 Units Redemption Notice”), on the date that is five (5) Business Days following the Partnership’s receipt of the Class B, Series 2 Units Redemption Notice or on such other later date designated in the Class B, Series 2 Units Redemption Notice (the “Class B, Series 2 Units Redemption Date”), the Partnership shall be required to redeem all of the outstanding Class B, Series 2 Units requested to be redeemed by such Class B, Series 2 Limited Partners at a price per Unit equal to the Class B, Series 2 Units Redemption Price. The Class B, Series 2 Units Redemption Price shall be paid on the Class B, Series 2 Units Redemption Date in United States Dollars by wire transfer of immediately available funds to the account designated by the applicable Class B, Series 2 Limited Partner(s) to the Partnership in writing or by the delivery of any other property to be delivered in connection with such redemption, as the case may be, in each case to each Class B, Series 2 Limited Partner whose Class B, Series 2 Units are being redeemed.

(ii)    Redemption Procedures.

(A)    In the case of a redemption pursuant to Section 16.2(h)(i) hereof, each Class B, Series 2 Limited Partner whose Class B, Series 2 Units are being redeemed shall deliver at the principal office of the Partnership an instrument of transfer of the Class B, Series 2 Units to be redeemed, in form and substance reasonable satisfactory to the Partnership. Upon receipt of such instrument of transfer, the Partnership shall remit or transfer the Class B, Series 2 Units Redemption Price to each Class B, Series 2 Limited Partner whose Class B, Series 2 Units are being redeemed.

(B)    Rights After the Redemption Date. From and after the close of business on the Class B, Series 2 Units Redemption Date, unless there shall have been a default in the payment of the Class B, Series 2 Units Redemption Price, all rights of the Class B, Series 2 Limited Partner whose Class B, Series 2 Units are being redeemed (except the right to receive the Class B, Series 2 Units Redemption Price) shall cease with respect to such Units, and thereafter such Units shall not be deemed to be outstanding for any purpose whatsoever.

(C)    Cancellation of Redeemed Units. Any Units of Class B, Series 2 Units that shall at any time have been redeemed shall, after such redemption, be canceled by the Partnership and shall not be available for reissuance.

(i)    Protection Provisions. So long as any Unit of the Class B, Series 2 Units is outstanding, the Partnership shall not, and shall not cause or permit any of its Subsidiaries to, without the prior approval of the Class B, Series 2 Limited Partners holding at least a majority of the Units of Class B, Series 2 Units then outstanding, issue or sell (x) any additional Class B, Series 2 Units, or any other interests in or rights to (including economic rights based on or with respect to) the Adelanto Contributed Companies or (y) any securities convertible into or exercisable or exchangeable for any of the foregoing.

(j)    Transfers of the Class B, Series 2 Units. The Class B, Series 2 Units shall be non-transferable, except that such Class B, Series 2 Units shall be transferable to any Affiliate of NEE Equity, subject to the limitations, terms and conditions on transfers of Units set forth elsewhere in this Agreement.

(k)    No Certificates. Ownership of the Class B, Series 2 Units shall be recorded in the Register and ownership of such interests and any transfer thereof shall be evidenced by a book entry notation in the Register. Class B, Series 2 Units shall not be evidenced by physical certificates.

(l)    Status under the Uniform Commercial Code. The Class B, Series 2 Units shall be deemed to be securities governed by Article 8 of the Uniform Commercial Code as in effect from time to time in Delaware.

Section 16.3    Amendment, Supplement and Waiver.

(a)    The Partnership may not amend, supplement or waive any provisions of this Article XVI in any respect except by a written instrument executed by the General Partner and the Class B, Series 2 Limited Partners holding one hundred percent (100%) of the Class B, Series 2 Units then outstanding.

(b)    Notwithstanding the foregoing, the Partnership is entitled to amend the Agreement pursuant to other Articles in this Agreement, including to authorize one or more additional series of Units, provided that no such amendment shall adversely affect the designations, preferences, rights, powers and duties of the Class B, Series 2 Units or the Class  B, Series 2 Limited Partners as granted pursuant to this Article XVI.

Section 16.4     No Third-Party Beneficiaries. Except as specified in Section 17.6 of this Agreement, the terms and provisions of this Article XVI are intended solely for the benefit of the Partners and their respective successors or permitted assigns, and it is not the intention of the General Partner to confer third-party beneficiary rights upon any other Person by reason of this Article XVI.

ARTICLE XVII

GENERAL PROVISIONS

Section 17.1    Addresses and Notices; Written Communications.

(a)    Any notice, demand, request, report or proxy materials required or permitted to be given or made to a Partner under this Agreement shall be in writing and shall be deemed given or made when delivered in person or when sent by first class United States mail or by other means of written communication to the Partner at the address described below. Except as otherwise provided herein, any notice, payment or report to be given or made to a Partner hereunder shall be deemed conclusively to have been given or made, and the obligation to give such notice or report or to make such payment shall be deemed conclusively to have been fully satisfied, upon sending of such notice, payment or report to the Record Holder of such Partnership Interests at his address as shown in the Register, regardless of any claim of any Person who may have an interest in such Partnership Interests by reason of any assignment or otherwise. An affidavit or certificate of making of any notice, payment or report in accordance with the provisions of this Section 17.1 executed by the General Partner, the Transfer Agent or the mailing organization shall be prima facie evidence of the giving or making of such notice, payment or report. If any notice, payment or report addressed to a Record Holder at the address of such Record Holder appearing in the Register is returned by the United States Postal Service marked to indicate that the United States Postal Service is unable to deliver it, such notice, payment or report and any subsequent notices, payments and reports shall be deemed to have been duly given or made without further mailing (until such time as such Record Holder or another Person notifies the Transfer Agent or the Partnership of a change in his address) if they are available for the Partner at the principal office of the Partnership for a period of one year from the date of the giving or making of such notice, payment or report to the other Partners. Any notice to the Partnership shall be deemed given if received by the General Partner at the principal office of the Partnership designated pursuant to

Section 2.3; provided that when a different notice address is provided herein, such notice shall be deemed given if received at such other address. The General Partner may rely and shall be protected in relying on any notice or other document from a Partner or other Person if believed by it to be genuine.

(b)    The terms “in writing,” “written communications,” “written notice” and words of similar import shall be deemed satisfied under this Agreement by use of e-mail and other forms of electronic communication.

Section 17.2    Further Action. The parties shall execute and deliver all documents, provide all information and take or refrain from taking action as may be necessary or appropriate to achieve the purposes of this Agreement.

Section 17.3    Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives and permitted assigns.

Section 17.4    Integration. This Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto.

Section 17.5    Creditors. None of the provisions of this Agreement shall be for the benefit of, or shall be enforceable by, any creditor of the Partnership.

Section 17.6    Waiver. No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach of any other covenant, duty, agreement or condition.

Section 17.7    Third-Party Beneficiaries. Each Partner agrees that (a) any Indemnitee shall be entitled to assert rights and remedies hereunder as a third-party beneficiary hereto with respect to those provisions of this Agreement affording a right, benefit or privilege to such Indemnitee and (b) any Unrestricted Person shall be entitled to assert rights and remedies hereunder as a third-party beneficiary hereto with respect to those provisions of this Agreement affording a right, benefit or privilege to such Unrestricted Person.

Section 17.8    Counterparts. This Agreement may be executed in counterparts, all of which together shall constitute an agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart. Each party shall become bound by this Agreement immediately upon affixing its signature hereto or, in the case of a Person acquiring a Limited Partner Interest, pursuant to Section 10.1(a) or (b) without execution hereof.

Section 17.9    Applicable Law; Forum; Venue and Jurisdiction; Waiver of Trial by Jury.

(a)    This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware, without regard to the principles of conflicts of law.

(b)    Each of the Partners and each Person or Group holding any beneficial interest in the Partnership (whether through a broker, dealer, bank, trust company or clearing corporation or an agent of any of the foregoing or otherwise):

(i)    irrevocably agrees that any claims, suits, actions or proceedings (A) arising out of or relating in any way to this Agreement (including any claims, suits or actions to interpret, apply or enforce the provisions of this Agreement or the duties, obligations or liabilities among Partners or of Partners to the Partnership, or the rights or powers of, or restrictions on, the Partners or the Partnership), (B) brought in a derivative manner on behalf of the Partnership, (C) asserting a claim of breach of a duty (including a fiduciary duty) owed by any director, officer, or other employee of the Partnership or the General Partner, or owed by the General Partner, to the Partnership or the Partners, (D) asserting a claim arising pursuant to any provision of the Delaware Act or (E) asserting a claim governed by the internal affairs doctrine shall be exclusively brought in the Court of Chancery of the State of Delaware, in each case regardless of whether such claims, suits, actions or proceedings sound in contract, tort, fraud or otherwise, are based on common law, statutory, equitable, legal or other grounds, or are derivative or direct claims;

(ii)    irrevocably submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware in connection with any such claim, suit, action or proceeding;

(iii)    agrees not to, and waives any right to, assert in any such claim, suit, action or proceeding that (A) it is not personally subject to the jurisdiction of the Court of Chancery of the State of Delaware or of any other court to which proceedings in the Court of Chancery of the State of Delaware may be appealed, (B) such claim, suit, action or proceeding is brought in an inconvenient forum, or (C) the venue of such claim, suit, action or proceeding is improper;

(iv)    expressly waives any requirement for the posting of a bond by a party bringing such claim, suit, action or proceeding; and

(v)    consents to process being served in any such claim, suit, action or proceeding by mailing, certified mail, return receipt requested, a copy thereof to such party at the address in effect for notices hereunder, and agrees that such services shall constitute good and sufficient service of process and notice thereof; provided, nothing in clause (v) hereof shall affect or limit any right to serve process in any other manner permitted by law.

Section 17.10    Invalidity of Provisions. If any provision or part of a provision of this Agreement is or becomes for any reason, invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions and/or parts thereof contained herein shall not be affected thereby and this Agreement shall, to the fullest extent permitted by law, be reformed and construed as if such invalid, illegal or unenforceable provision, or part of a provision, had never been contained herein, and such provisions and/or part shall be reformed so that it would be valid, legal and enforceable to the maximum extent possible.

Section 17.11    Consent of Partners. Each Partner hereby expressly consents and agrees that, whenever in this Agreement it is specified that an action may be taken upon the affirmative vote or consent of less than all of the Partners, such action may be so taken upon the concurrence of less than all of the Partners and each Partner shall be bound by the results of such action.

Section 17.12    Facsimile and Email Signatures. The use of facsimile signatures and signatures delivered by email in portable document (.pdf) or similar format affixed in the name and on behalf of the Transfer Agent of the Partnership on certificates representing Common Units is expressly permitted by this Agreement.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

GENERAL PARTNER: NEXTERA ENERGY OPERATING PARTNERS GP, LLC

By:
Name:
Title:

LIMITED PARTNERS: NEXTERA ENERGY EQUITY PARTNERS, LP

By:
Name:
Title:

NEXTERA ENERGY PARTNERS, LP

By:
Name:
Title:

EXHIBIT A

to the First Amended and Restated

Agreement of Limited Partnership of

NextEra Energy Operating Partners, LP

Certificate Evidencing Common Units

Representing Limited Partner Interests in

NextEra Energy Operating Partners, LP

No.	Common Units

In accordance with Section 4.1 of the First Amended and Restated Agreement of Limited Partnership of NextEra Energy Operating Partners, LP, as amended, supplemented or restated from time to time (the “Partnership Agreement”), NextEra Energy Operating Partners, LP, a Delaware limited partnership (the “Partnership”), hereby certifies that                      (the “Holder”) is the registered owner of Common Units representing limited partner interests in the Partnership (the “Common Units”) transferable on the books of the Partnership, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. The rights, preferences and limitations of the Common Units are set forth in, and this Certificate and the Common Units represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Partnership Agreement. Copies of the Partnership Agreement are on file at, and will be furnished without charge on delivery of written request to the Partnership at, the principal office of the Partnership located at 700 Universe Boulevard, Juno Beach, Florida 33408. Capitalized terms used herein but not defined shall have the meanings given them in the Partnership Agreement.

THE HOLDER OF THIS SECURITY ACKNOWLEDGES FOR THE BENEFIT OF NEXTERA ENERGY OPERATING PARTNERS, LP THAT THIS SECURITY MAY NOT BE TRANSFERRED IF SUCH TRANSFER (AS DEFINED IN THE PARTNERSHIP AGREEMENT) WOULD (A) VIOLATE THE THEN APPLICABLE FEDERAL OR STATE SECURITIES LAWS OR RULES AND REGULATIONS OF THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER GOVERNMENTAL AUTHORITY WITH JURISDICTION OVER SUCH TRANSFER, (B) TERMINATE THE EXISTENCE OR QUALIFICATION OF NEXTERA ENERGY OPERATING PARTNERS, LP UNDER THE LAWS OF THE STATE OF DELAWARE, (C) CAUSE NEXTERA ENERGY OPERATING PARTNERS, LP TO BE TREATED AS AN ASSOCIATION TAXABLE AS A CORPORATION OR OTHERWISE TO BE TAXED AS AN ENTITY FOR FEDERAL INCOME TAX PURPOSES, OR (D) RESULT IN A TERMINATION OF THE PARTNERSHIP UNDER INTERNAL REVENUE CODE OF 1986, AS AMENDED, SECTION 708 UNLESS, PRIOR TO SUCH TRANSFER, THE TRANSFERRING PARTNER AGREES TO INDEMNIFY THE PARTNERSHIP AND THE OTHER PARTNERS FOR ANY ADVERSE TAX CONSEQUENCES CAUSED AS A RESULT OF SUCH TERMINATION. THE GENERAL PARTNER OF NEXTERA ENERGY OPERATING PARTNERS, LP MAY IMPOSE ADDITIONAL RESTRICTIONS ON THE TRANSFER OF THIS SECURITY IF IT RECEIVES AN OPINION OF COUNSEL THAT SUCH RESTRICTIONS ARE NECESSARY TO AVOID A SIGNIFICANT RISK OF NEXTERA ENERGY OPERATING PARTNERS, LP BECOMING TAXABLE AS A CORPORATION OR OTHERWISE BECOMING TAXABLE AS AN ENTITY FOR FEDERAL INCOME TAX PURPOSES. THIS SECURITY MAY BE SUBJECT TO ADDITIONAL RESTRICTIONS ON ITS TRANSFER PROVIDED IN THE PARTNERSHIP AGREEMENT. COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS SECURITY TO THE SECRETARY OF THE GENERAL PARTNER AT THE PRINCIPAL OFFICE OF THE PARTNERSHIP.

The Holder, by accepting this Certificate, is deemed to have (i) requested admission as, and agreed to become, a Limited Partner and to have agreed to comply with and be bound by and to have executed the Partnership Agreement, (ii) represented and warranted that the Holder has all right, power and authority and, if an individual, the capacity necessary to enter into the Partnership Agreement, and (iii) made the waivers and given the consents and approvals contained in the Partnership Agreement.

This Certificate shall be governed by and construed in accordance with the laws of the State of Delaware

Dated:		NextEra Energy Operating Partners, LP

	By:	NextEra Energy Operating Partners GP, LLC

By:

By:

[Reverse of Certificate]

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as follows according to applicable laws or regulations:

TEN COM—as tenants in common	UNIF GIFT TRANSFERS MIN ACT

TEN ENT—as tenants by the entireties		Custodian
	(Cust)		(Minor)

JT TEN—as joint tenants with right of survivorship under Uniform Gifts/Transfers to CD Minors Act (State) and not as tenants in common

Additional abbreviations, though not in the above list, may also be used.

ASSIGNMENT OF COMMON UNITS OF

NEXTERA ENERGY OPERATING PARTNERS, LP

FOR VALUE RECEIVED,	hereby assigns, conveys, sells and transfers unto

(Please print or typewrite name and address of assignee)	(Please insert Social Security or other identifying number of assignee)

                     Common Units representing limited partner interests evidenced by this Certificate, subject to the Partnership Agreement, and does hereby irrevocably constitute and appoint                          as its attorney-in-fact with full power of substitution to transfer the same on the books of NextEra Energy Operating Partners, LP.

Date:	NOTE: The signature to any endorsement hereon must correspond with the name as written upon the face of this Certificate in every particular, without alteration, enlargement or change.

(Signature)

(Signature)
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15

No transfer of the Common Units evidenced hereby will be registered on the books of the Partnership, unless the Certificate evidencing the Common Units to be transferred is surrendered for registration or transfer.

EXHIBIT B

to the First Amended and Restated

Agreement of Limited Partnership, as Amended

of NextEra Energy Operating Partners, LP

Certificate Evidencing Series A Preferred Units

Representing Limited Partner Interests in

NextEra Energy Operating Partners, LP

No.	Series A Preferred Units

In accordance with Section 4.1 of the First Amended and Restated Agreement of Limited Partnership of NextEra Energy Operating Partners, LP, as amended, supplemented or restated from time to time (the “Partnership Agreement”), NextEra Energy Operating Partners, LP, a Delaware limited partnership (the “Partnership”), hereby certifies that                      (the “Holder”) is the registered owner of Series A Preferred Units representing limited partner interests in the Partnership (the “Series A Preferred Units”) transferable on the books of the Partnership, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. The rights, preferences and limitations of the Series A Preferred Units are set forth in, and this Certificate and the Series A Preferred Units represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Partnership Agreement. Copies of the Partnership Agreement are on file at, and will be furnished without charge on delivery of written request to the Partnership at, the principal office of the Partnership located at 700 Universe Boulevard, Juno Beach, Florida 33408. Capitalized terms used herein but not defined shall have the meanings given them in the Partnership Agreement.

THE SERIES A PREFERRED UNITS (ALSO REFERRED TO AS “THIS SECURITY”) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SERIES A PREFERRED UNITS MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION THEREUNDER AND, IN THE CASE OF A TRANSACTION EXEMPT FROM REGISTRATION, NEXTERA ENERGY OPERATING PARTNERS, LP HAS RECEIVED DOCUMENTATION REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER SUCH ACT.

THE HOLDER OF THIS SECURITY ACKNOWLEDGES FOR THE BENEFIT OF NEXTERA ENERGY OPERATING PARTNERS, LP THAT THIS SECURITY MAY NOT BE TRANSFERRED IF SUCH TRANSFER (AS DEFINED IN THE PARTNERSHIP AGREEMENT) WOULD (A) VIOLATE THE THEN APPLICABLE FEDERAL OR STATE SECURITIES LAWS OR RULES AND REGULATIONS OF THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER GOVERNMENTAL AUTHORITY WITH JURISDICTION OVER SUCH TRANSFER, (B) TERMINATE THE EXISTENCE OR QUALIFICATION OF NEXTERA ENERGY OPERATING PARTNERS, LP UNDER THE LAWS OF THE STATE OF DELAWARE, (C) CAUSE NEXTERA ENERGY OPERATING PARTNERS, LP TO BE TREATED AS AN ASSOCIATION TAXABLE AS A CORPORATION OR OTHERWISE TO BE TAXED AS AN ENTITY FOR FEDERAL INCOME TAX PURPOSES, OR (D) RESULT IN A TERMINATION OF THE PARTNERSHIP UNDER INTERNAL REVENUE CODE OF 1986, AS AMENDED, SECTION 708 UNLESS, PRIOR TO SUCH TRANSFER, THE TRANSFERRING PARTNER AGREES TO INDEMNIFY THE PARTNERSHIP AND THE OTHER PARTNERS FOR ANY ADVERSE TAX CONSEQUENCES CAUSED AS A RESULT OF SUCH TERMINATION. THE GENERAL PARTNER OF NEXTERA ENERGY OPERATING PARTNERS, LP MAY IMPOSE ADDITIONAL RESTRICTIONS ON THE TRANSFER OF THIS SECURITY IF IT RECEIVES AN OPINION OF COUNSEL THAT SUCH RESTRICTIONS ARE NECESSARY TO AVOID A SIGNIFICANT RISK OF NEXTERA ENERGY OPERATING PARTNERS, LP BECOMING TAXABLE AS A CORPORATION OR OTHERWISE

BECOMING TAXABLE AS AN ENTITY FOR FEDERAL INCOME TAX PURPOSES. THIS SECURITY MAY BE SUBJECT TO ADDITIONAL RESTRICTIONS ON ITS TRANSFER PROVIDED IN THE PARTNERSHIP AGREEMENT. COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS SECURITY TO THE SECRETARY OF THE GENERAL PARTNER AT THE PRINCIPAL OFFICE OF THE PARTNERSHIP.

The Holder, by accepting this Certificate, is deemed to have (i) requested admission as, and agreed to become, a Limited Partner and to have agreed to comply with and be bound by and to have executed the Partnership Agreement, (ii) represented and warranted that the Holder has all right, power and authority and, if an individual, the capacity necessary to enter into the Partnership Agreement, and (iii) made the waivers and given the consents and approvals contained in the Partnership Agreement.

This Certificate shall be governed by and construed in accordance with the laws of the State of Delaware.

Dated:	NEXTERA ENERGY OPERATING PARTNERS, LP

	By:	NextEra Energy Operating Partners GP, LLC

By:

By:

[Reverse of Certificate]

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as follows according to applicable laws or regulations:

TEN COM—as tenants in common	UNIF GIFT TRANSFERS MIN ACT

TEN ENT—as tenants by the entireties	Custodian

	(Cust)	(Minor)

JT TEN-as joint tenants with right of survivorship under Uniform Gifts/Transfers to CD Minors Act (State) and not as tenants in common.

Additional abbreviations, though not in the above list, may also be used.

ASSIGNMENT OF SERIES A PREFERRED UNITS OF

NEXTERA ENERGY OPERATING PARTNERS, LP

FOR VALUE RECEIVED,	hereby assigns, conveys, sells and transfers unto

(Please print or typewrite name and address of assignee)	(Please insert Social Security or other identifying number of assignee)

                     Series A Preferred Units representing limited partner interests evidenced by this Certificate, subject to the Partnership Agreement, and does hereby irrevocably constitute and appoint                          as its attorney-in-fact with full power of substitution to transfer the same on the books of NextEra Energy Operating Partners, LP.

Date:	NOTE: The signature to any endorsement hereon must correspond with the name as written upon the face of this Certificate in every particular, without alteration, enlargement or change.

(Signature)

(Signature)

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15    .

No transfer of the Series A Preferred Units evidenced hereby will be registered on the books of the Partnership, unless the Certificate evidencing the Series A Preferred Units to be transferred is surrendered for registration or transfer.

EXHIBIT C

to the First Amended and Restated

Agreement of Limited Partnership, as Amended

of NextEra Energy Operating Partners, LP

Restrictions on Transfer of Series A Preferred Units

THE SERIES A PREFERRED UNITS (ALSO REFERRED TO AS “THIS SECURITY”) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SERIES A PREFERRED UNITS MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION THEREUNDER AND, IN THE CASE OF A TRANSACTION EXEMPT FROM REGISTRATION, NEXTERA ENERGY OPERATING PARTNERS, LP HAS RECEIVED DOCUMENTATION REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER SUCH ACT.

THE HOLDER OF THIS SECURITY ACKNOWLEDGES FOR THE BENEFIT OF NEXTERA ENERGY OPERATING PARTNERS, LP THAT THIS SECURITY MAY NOT BE TRANSFERRED IF SUCH TRANSFER (AS DEFINED IN THE PARTNERSHIP AGREEMENT) WOULD (A) VIOLATE THE THEN APPLICABLE FEDERAL OR STATE SECURITIES LAWS OR RULES AND REGULATIONS OF THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER GOVERNMENTAL AUTHORITY WITH JURISDICTION OVER SUCH TRANSFER, (B) TERMINATE THE EXISTENCE OR QUALIFICATION OF NEXTERA ENERGY OPERATING PARTNERS, LP UNDER THE LAWS OF THE STATE OF DELAWARE, (C) CAUSE NEXTERA ENERGY OPERATING PARTNERS, LP TO BE TREATED AS AN ASSOCIATION TAXABLE AS A CORPORATION OR OTHERWISE TO BE TAXED AS AN ENTITY FOR FEDERAL INCOME TAX PURPOSES, OR (D) RESULT IN A TERMINATION OF THE PARTNERSHIP UNDER INTERNAL REVENUE CODE OF 1986, AS AMENDED, SECTION 708 UNLESS, PRIOR TO SUCH TRANSFER, THE TRANSFERRING PARTNER AGREES TO INDEMNIFY THE PARTNERSHIP AND THE OTHER PARTNERS FOR ANY ADVERSE TAX CONSEQUENCES CAUSED AS A RESULT OF SUCH TERMINATION. THE GENERAL PARTNER OF NEXTERA ENERGY OPERATING PARTNERS, LP MAY IMPOSE ADDITIONAL RESTRICTIONS ON THE TRANSFER OF THIS SECURITY IF IT RECEIVES AN OPINION OF COUNSEL THAT SUCH RESTRICTIONS ARE NECESSARY TO AVOID A SIGNIFICANT RISK OF NEXTERA ENERGY OPERATING PARTNERS, LP BECOMING TAXABLE AS A CORPORATION OR OTHERWISE BECOMING TAXABLE AS AN ENTITY FOR FEDERAL INCOME TAX PURPOSES. THIS SECURITY MAY BE SUBJECT TO ADDITIONAL RESTRICTIONS ON ITS TRANSFER PROVIDED IN THE PARTNERSHIP AGREEMENT. COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS SECURITY TO THE SECRETARY OF THE GENERAL PARTNER AT THE PRINCIPAL OFFICE OF THE PARTNERSHIP.

Exhibit C

NEXTERA ENERGY PARTNERS, LP, NEXTERA ENERGY OPERATING PARTNERS GP, LLC and NEXTERA ENERGY OPERATING PARTNERS, LP

and

NEXTERA ENERGY MANAGEMENT PARTNERS, LP

as Manager

SECOND AMENDED AND RESTATED

MANAGEMENT SERVICES AGREEMENT

C-i

C-ii

SECOND AMENDED AND RESTATED

MANAGEMENT SERVICES AGREEMENT

THIS SECOND AMENDED AND RESTATED MANAGEMENT SERVICES AGREEMENT (this “Agreement”) is made as of                     , 2017, by and among NextEra Energy Partners, LP, a Delaware limited partnership (“NEE Partners”), NextEra Energy Operating Partners GP, LLC, a Delaware limited liability company (“NEE Operating GP”), NextEra Energy Operating Partners, LP, a Delaware limited partnership (“NEE Operating LP” and, together with NEE Partners and NEE Operating GP, the “NEP Parties”), and NextEra Energy Management Partners, LP, a Delaware limited partnership (the “Manager”).

RECITALS:

A.	NEE Partners directly wholly owns NEE Operating GP and directly owns interests in NEE Operating LP.

B.	The NEP Parties and the Manager previously executed the Management Services Agreement, dated as of July 1, 2014 (the “Original Agreement”), in order for the NEP Parties to engage the Manager to provide or arrange for other Service Providers (as defined below) to provide the services set forth in the Original Agreement to the Service Recipients (as defined below), subject to the terms and conditions of the Original Agreement, and the Manager accepted such engagement.

C.	The Original Agreement was amended and restated (the “First Amended and Restated Management Services Agreement”) on March 10, 2017, by the NEP Parties and the Manager in order to amend the provisions relating to the IDR Fee (as defined herein) contained in the Original Agreement.

D.	In connection with certain modifications to the First Amended and Restated Agreement of Limited Partnership of NEE Partners, dated as of July 1, 2014 (the “Original NEE Partners Partnership Agreement”), and the transactions relating thereto, the NEP Parties and the Manager desire to amend and restate the First Amended and Restated Management Services Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereby agree that the First Amended and Restated Management Services Agreement is, as of and at the date first written above, amended and restated in its entirety to read as follows:

ARTICLE 1

INTERPRETATION

1.1 Definitions

Capitalized terms used but not defined in this Agreement shall have the meanings ascribed to them in the Partnership Agreement. In this Agreement, the following terms will have the following meanings:

1.1.1 “Affiliate” means, with respect to a Person, any other Person that, directly or indirectly, through one or more intermediaries, Controls or is Controlled by such Person, or is under common Control of a third Person;

1.1.2 “Acquired Assets” means any asset acquired after the date hereof by any member of the NEP Group, including, but not limited, to any assets acquired pursuant to the ROFO Agreement;

1.1.3 “Additional Fee Amount” means the amount by which one percent (1%) of EBITDA as calculated by the Manager (which calculation shall be conclusive absent manifest error) for the most recently ended fiscal year or, with respect to the fiscal year that includes the Closing Date, the portion of such fiscal year after the Closing Date, exceeds four million U.S. dollars ($4,000,000), which amount shall be adjusted for inflation annually beginning on January 1, 2016, at the Inflation Factor;

1.1.4 “Adjusted Available Cash” means, in respect of any Quarter, (a) for all purposes other than Section 7.4.2.1 through Section 7.4.2.3 any remaining Available Cash that would be deemed to be Operating Surplus under Section 6.3 or Section 6.5 of the Partnership Agreement before giving effect to the payment of the IDR Fee and after giving effect to the payment of the Series A Distribution Amount, (b) for the purposes of Section 7.4.2.1 through Section 7.4.2.3, any remaining Available Cash that would be deemed to be Operating Surplus under Section 6.3 or Section 6.5 of the Partnership Agreement before giving effect to the payment of the IDR Fee and after giving effect to the payment of the Series A Distribution Amount, after subtracting the aggregate amount that would be required to be distributed to holders of Common Units to equal the product of the Base Unit Amount on the Record Date for such Quarter multiplied by the First Target Quarterly Distribution;

1.1.5 “Agreement” has the meaning assigned thereto in the Preamble;

1.1.6 “Base Incentive Amount” for any Quarter means the sum of (a) the product of (x) the total Common Units Outstanding on the Record Date for such Quarter multiplied by (y) the Base Target Quarterly Distribution, plus (b) $14,039,546.64.

1.1.7 “Base Target Quarterly Distribution” means $0.3525 per Quarter, subject to adjustment in accordance with Section 7.4.3 hereof.

1.1.8 “Base Unit Amount” means 155,676,995 Common Units, subject to proportional adjustment in the event of any distribution, combination or subdivision (whether effected by a distribution payable in units or otherwise) of Common Units or other Partnership Interests in accordance with Section 5.8 of the Partnership Agreement or any redemption, repurchase, acquisition or similar transaction by NEE Operating LP of Common Units.

1.1.9 “Business” means the business carried on from time to time by the NEP Group;

1.1.10 “Business Day” means every day except a Saturday or Sunday, or a legal holiday in the City of New York on which banking institutions are authorized or required by law, regulation or executive order to close;

1.1.11 “Claims” has the meaning assigned thereto in Section 9.1.1 hereof;

1.1.12 “Conflicts Committee” means the conflicts committee of the board of directors of NEE Partners;

1.1.13 “Control” means the control by one Person of another Person in accordance with the following: a Person (“A”) controls another Person (“B”) where A has the power to determine the management and policies, or has the right or obligation to operate the assets or facilities, of B, by contract or status (for example the status of A being the managing member of B) or by virtue of beneficial ownership of or control over a majority of the voting or economic interests in B. For the purpose of certainty and without limitation, if A owns or has control over securities to which are attached more than fifty percent (50%) of the votes permitted to be cast in the election of directors to the Governing Body of B or, if A is the general partner of B (a limited partnership), then in each case A Controls B for this purpose, and the term “Controlled” has the corresponding meaning;

1.1.14 “CSCS Agreement” means that certain Amended and Restated Cash Sweep and Credit Support Agreement, dated as of                     , 2017, between NEE Operating LP and NEER;

1.1.15 “Designated Individuals” has the meaning assigned thereto in Section 3.2 hereof;

1.1.16 “EBITDA” means the sum of (a) net income plus interest expense plus income taxes plus depreciation plus amortization, in each case of NEE Operating LP and the Service Recipients, on a consolidated basis and with each such component determined in accordance with GAAP, plus (b) to the extent included in net income referenced in clause (a), any Management Fee, IDR Fee and Public Company Expenses;

1.1.17 “Exchange Act” means the Securities Exchange Act of 1934, as amended;

1.1.18 “Expenses” has the meaning assigned thereto in Section 7.5.2 hereof;

1.1.19 “Expense Statement” has the meaning assigned thereto in Section 7.7 hereof;

1.1.20 “Financing Party” means any and all Persons, or the agents or trustees representing them, providing senior or subordinated debt financing or refinancing (including letters of credit, bank guaranties or other credit support);

1.1.21 “First Amended and Restated Management Services Agreement” has the meaning assigned thereto in the Recitals;

1.1.22 “First Incentive Tier Amount” for any Quarter means the quotient of (a) the product of (x) the Base Unit Amount on the Record Date for such Quarter multiplied by (y) (i) the Second Target Quarterly Distribution for such Quarter minus (ii) the First Target Quarterly Distribution for such Quarter, divided by (b) 85%;

1.1.23 “First Target Quarterly Distribution” means $0.215625 per Common Unit per Quarter, subject to adjustment in accordance with Section 7.4.3 hereof;

1.1.24 “GAAP” means generally accepted accounting principles in the United States used in preparing financial statements from time to time;

1.1.25 “Governing Body” means (a) with respect to a corporation, the board of directors of such corporation, (b) with respect to a limited liability company, the manager(s) or managing member(s) of such limited liability company, (c) with respect to a limited partnership, the board, committee or other body of the limited partnership or the general partner of such partnership that serves a similar function or the general partner itself (or if any such general partner is itself a limited partnership, the board, committee or other body of such general partner’s general partner that serves a similar function or such general partner’s general partner itself) and (d) with respect to any other Person, the body of such Person that serves a similar function, and in the case of each of clauses (a) through (d) includes any committee or other subdivision of such body and any Person to whom such body has delegated any power or authority, including any officer or managing director;

1.1.26 “Governing Instruments” means (a) the certificate of incorporation and bylaws in the case of a corporation, (b) the certificate of formation and operating agreement in the case of a limited liability company, (c) the certificate of limited partnership and partnership agreement in the case of a partnership, and (d) any other similar governing document under which an entity was organized, formed or created and/or operates;

1.1.27 “Governmental Authority” means any (a) international, national, multinational, federal, state, regional, municipal, local or other government, governmental or public department, central bank, court, tribunal, arbitral body, commission, board, bureau, agency or instrumentality, domestic or foreign, including ISO/RTOs, (b) self-regulatory organization or stock exchange, (c) subdivision, agent, commission, board, or authority of any of the foregoing, or (d) quasi-governmental or private body exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing;

1.1.28 “Governmental Charges” has the meaning assigned thereto in Section 7.6 hereof;

1.1.29 “IDR Fee” means any amounts payable by NEE Operating LP to the Manager under Section 7.3 or Section 7.4 hereof;

1.1.30 “Inflation Factor” means, at any time, the fraction obtained where the numerator is the Consumer Price Index for the United States of America (all items) for the then current year and the denominator is the Consumer Price Index for the United States of America (all items) for the year immediately preceding the then current year, with appropriate mathematical adjustment made to ensure that both the numerator and the denominator have been prepared on the same basis;

1.1.31 “Interest Rate” means, for any day, the annual rate of interest equal to three and one-quarter percent (3.25%) plus the prime rate for that day or, if such day is not a Business Day, for the next preceding Business Day, as published in the Wall Street Journal or, if the Wall Street Journal ceases to be published, in another national U.S. financial publication selected by the Manager that surveys large U.S. banks and publishes a consensus prime rate;

1.1.32 “ISO/RTO” means an independent electricity system operator, a regional transmission organization, national system operator or any other similar organization overseeing the transmission of energy in any jurisdiction in which the NEP Group owns assets or operates;

1.1.33 “Laws” means any and all applicable (a) laws, constitutions, treaties, statutes, codes, ordinances, principles of common law and equity, rules, regulations and municipal bylaws whether domestic, foreign or international, (b) judicial, arbitral, administrative, ministerial, departmental and regulatory judgments, orders, writs, injunctions, decisions, and awards of any Governmental Authority, and (c) policies, practices and guidelines of any Governmental Authority which, although not actually having the force of law, are considered by such Governmental Authority as requiring compliance as if having the force of law, and the term “applicable,” with respect to such Laws and in the context that refers to one or more Persons, means such Laws that apply to such Person or Persons or its or their business, undertaking, property or securities at the relevant time and that emanate from a Governmental Authority having jurisdiction over the Person or Persons or its or their business, undertaking, property or securities;

1.1.34 “Liabilities” has the meaning assigned thereto in Section 9.1.1 hereof;

1.1.35 “Management Fee” means an annual amount equal to, for any fiscal year, the sum of the Quarterly Fee Amounts for such fiscal year plus the Additional Fee Amount with respect to such fiscal year. The Management Fee may be increased or decreased from time to time by an agreed upon amount resulting from the amendment of the scope of the Services pursuant to Section 11.1 hereof;

1.1.36 “Manager” has the meaning assigned thereto in the Preamble;

1.1.37 “Manager Group” means the Manager and its Affiliates (other than any member of the NEP Group) and any other Service Providers;

1.1.38 “Manager Indemnified Party” has the meaning assigned thereto in Section 9.1.1 hereof;

1.1.39 “NEE Operating GP” has the meaning assigned thereto in the Preamble;

1.1.40 “NEE Operating LP” has the meaning assigned thereto in the Preamble;

1.1.41 “NEE Partners” has the meaning assigned thereto in the Preamble;

1.1.42 “NEE Partners Units” means units representing limited partner interests of NEE Partners and shall include NEE Partners Common Units and NEE Partners Series A Preferred Units.

1.1.43 “NEE Partners Significant Activity” means any of the following: (i) establishing and approving NEE Partners’ annual operating budget; (ii) evaluating and approving capital decisions; (iii) evaluating and approving debt and equity financing decisions; (iv) assessing and approving quarterly cash distributions to holders of NEE Partners Units; and (v) analyzing and approving related party transactions with the Manager Group.

1.1.44 “NEE Partners Partnership Agreement” means the Second Amended and Restated Agreement of Limited Partnership of NextEra Energy Partners, LP, dated as of                     , 2017 and as amended, restated, modified or supplemented from time to time.

1.1.45 “NEER” means NextEra Energy Resources, LLC, a Delaware limited liability company;

1.1.46 “NEP Group” means the NEP Parties and their direct and indirect Subsidiaries;

1.1.47 “NEP Parties” has the meaning assigned thereto in the Preamble;

1.1.48 “Operating and Administrative Agreements” means the operations and maintenance agreements, administrative services agreements, and other operations, maintenance and administrative agreements in effect as of the date hereof or entered from time to time after the date hereof (including as amended, restated, modified, supplemented or replaced from time to time) between certain members of the NEP Group, on the one hand, and the Manager or its Affiliates, on the other hand, for the operating, maintenance and administrative needs of such members of the NEP Group and, with respect to any Acquired Assets, any operations and maintenance agreements, administrative services agreements, and other operations, maintenance and administrative agreements between any of the members of the NEP Group with respect to the Acquired Assets, on the one hand, and the Manager or its Affiliates for the Acquired Assets’ operating, maintenance and administrative needs, on the other hand. For the purpose of greater certainty, none of the Operating and Administrative Agreements are, or shall be, amended, terminated or otherwise altered by this Agreement or by the CSCS Agreement;

1.1.49 “Operational and Other Services” means any services provided by any member of the Manager Group to any member of the NEP Group under any Operating and Administrative Agreement or any other contract (other than this Agreement and the CSCS Agreement);

1.1.50 “Original Agreement” has the meaning assigned thereto in the Recitals;

1.1.51 “Original NEE Partners Partnership Agreement” has the meaning assigned thereto in the Recitals;

1.1.52 “Partnership Agreement” means the Second Amended and Restated Agreement of Limited Partnership of NEE Operating LP, dated as of                     , 2017, as amended, restated, modified or supplemented from time to time;

1.1.53 “Permit” means any consent, license, approval, registration, permit or other authorization granted by any Governmental Authority;

1.1.54 “Person” means any natural person, partnership, limited partnership, limited liability partnership, joint venture, syndicate, sole proprietorship, company or corporation (with or without share capital), limited liability corporation, unlimited liability company, joint stock company, unincorporated association, trust, trustee, executor, administrator or other legal personal representative, regulatory body or agency, government or Governmental Authority, authority or entity however designated or constituted and pronouns have a similarly extended meaning;

1.1.55 “Public Company Expenses” means all of the fees, costs and expenses that result from NEE Partners’ being a publicly traded entity, including costs associated with annual, quarterly and current reports, independent auditor fees, governance and compliance, registrar and transfer agent fees, exchange listing fees, tax return preparation and filing, legal, advisory and consulting fees, director compensation and directors and officers liability insurance premiums;

1.1.56 “Quarter” means, unless the context requires otherwise, a fiscal quarter of NEE Operating LP;

1.1.57 “Quarterly Fee Amount” means one million dollars ($1,000,000), which amount shall be adjusted for inflation annually beginning on January 1, 2016 at the Inflation Factor;

1.1.58 “ROFO Agreement” means the Amended and Restated Right of First Offer Agreement, dated as of                     , 2017, among NEE Partners, NEE Operating LP and NEER, that provides NEE Operating LP with a right of first offer to purchase NEER ROFO Assets (as defined therein) offered for sale;

1.1.59 “Second Incentive Tier Amount” for any Quarter means the quotient of (a) the product of (x) the Base Unit Amount on the Record Date for such Quarter multiplied by (y) (i) the Third Target Quarterly Distribution for such Quarter minus (ii) the Second Target Quarterly Distribution for such Quarter, divided by (b) 75%;

1.1.60 “Second Target Quarterly Distribution” means $0.234375 per Common Unit per Quarter, subject to adjustment in accordance with Section 7.4.3 hereof;

1.1.61 “Service Providers” means the Manager, other members of the Manager Group and any other entity or individual that the Manager has arranged to provide the Services to any Service Recipient;

1.1.62 “Service Recipients” means the NEP Parties and any of their Subsidiaries listed on Schedule I hereto (as such Schedule may be amended from time to time in accordance with Section 2.2 hereof);

1.1.63 “Services” has the meaning assigned thereto in Section 3.1 hereof;

1.1.64 “Subsidiary” means, with respect to any Person, (a) any other Person that is directly or indirectly Controlled by such Person, (b) any trust in which such Person directly or indirectly holds at least fifty percent (50%) of the beneficial interests or (c) any partnership in which such Person directly or indirectly holds at least fifty percent (50%) of the limited partnership interests;

1.1.65 “Third Party Claim” has the meaning assigned thereto in Section 9.1.2 hereof;

1.1.66 “Third Target Quarterly Distribution” means $0.281250 per Common Unit per Quarter, subject to adjustment in accordance with Section 7.4.3 hereof; and

1.1.67 “Transaction Fees” means fees paid or payable by the Service Recipients in the context of mergers and acquisitions transactions.

1.2 Headings and Table of Contents

The inclusion of headings and a table of contents in this Agreement are for convenience of reference only and will not affect the construction or interpretation hereof.

1.3 Interpretation

In this Agreement, unless the context otherwise requires:

1.3.1 words importing the singular shall include the plural and vice versa, words importing gender shall include all genders or the neuter, and words importing the neuter shall include all genders;

1.3.2 the words “include”, “includes”, “including” or any variations thereof, when following any general term or statement, are not to be construed as limiting the general term or statement to the specific items or matters set forth or to similar items or matters, but rather as referring to all other items or matters that could reasonably fall within the broadest possible scope of the general term or statement;

1.3.3 references to any Person include such Person’s successors and permitted assigns;

1.3.4 any reference to a statute, regulation, policy, rule or instrument shall include, and shall be deemed to be a reference also to, all amendments made to such statute, regulation, policy, rule or instrument and to any statute, regulation, policy, rule or instrument that may be passed which has the effect of supplementing or superseding the statute, regulation, policy, rule or instrument so referred to;

1.3.5 any reference to this Agreement or any other agreement, document or instrument shall be construed as a reference to this Agreement or, as the case may be, such other agreement, document or instrument as the same may have been, or may from time to time be, amended, varied, replaced, amended and restated, supplemented or otherwise modified;

1.3.6 in the event that any day on which any amount is to be determined or any action is required to be taken hereunder is not a Business Day, then such amount shall be determined or such action shall be required to be taken at or before the requisite time on the next succeeding day that is a Business Day;

1.3.7 except where otherwise expressly provided, all amounts in this Agreement are stated and shall be paid in U.S. currency;

1.3.8 the words “herein,” “hereof,” “hereby” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety, not to any particular article or section hereof and not to any particular provision hereof, except where the context otherwise requires; and

1.3.9 all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, unless otherwise indicated.

1.4 Actions by the Manager or the Service Recipients

Unless the context requires otherwise, where the consent of or a determination is required by the Manager or a Service Recipient hereunder, the parties shall be entitled to rely conclusively upon it having been given or taken, as applicable, if the Manager or such Service Recipient, as applicable, has communicated the same in writing.

ARTICLE 2

APPOINTMENT OF THE MANAGER

2.1 Appointment and Acceptance

2.1.1 Subject to and in accordance with the terms, conditions and limitations in this Agreement, the NEP Parties hereby appoint the Manager to provide or arrange for other Service Providers to provide the Services to the Service Recipients.

2.1.2 The Manager hereby accepts the appointment provided for in Section 2.1.1 and agrees to act in such capacity and to provide or arrange for other Service Providers to provide the Services to the Service Recipients upon the terms, conditions and limitations in this Agreement.

2.2 Service Recipients

The Service Recipients on the date hereof are the NEP Parties and each other Person set forth on Schedule I. The parties acknowledge that any Subsidiary of NEE Partners, NEE Operating GP or NEE Operating LP that is not a Service Recipient on the date hereof may be added as a Service Recipient under this Agreement with the Manager’s prior written consent (not to be unreasonably withheld). Within five Business Days after the NEP Parties receive such consent, they shall deliver an amended Schedule I to the Manager that adds such Subsidiary as a Service Recipient.

2.3 Subcontracting and Other Arrangements

The Manager may subcontract to any other Service Provider, or arrange for the provision of any or all of the Services to be provided by it under this Agreement by any other Service Provider, and the NEP Parties hereby consent to any such subcontracting or arrangement, provided that the Manager shall remain responsible to the Service Recipients for any Services provided by such other Service Provider.

ARTICLE 3

SERVICES AND POWERS OF THE MANAGER

3.1 Services

The Manager will provide, or arrange for the provision by other Service Providers of, and will have the exclusive power and authority to provide or arrange for the provision by other Service Providers of, the following services (the “Services”) to the Service Recipients to the extent such Services are not otherwise provided to the Service Recipients under any Operating and Administrative Agreement, subject to the supervision of the Governing Body of the applicable Service Recipient as set forth in Section 3.3:

3.1.1 causing or supervising the carrying out of all day-to-day management, secretarial, accounting, banking, treasury, legal, administrative, human resources, liaison, representative, regulatory and reporting functions and obligations;

3.1.2 supervising the establishment and maintenance of books and records;

3.1.3 identifying, evaluating and recommending to the NEP Group maintenance capital expenditures, expansion capital expenditures, acquisitions or dispositions from time to time and assisting in negotiating the terms thereof;

3.1.4 recommending and managing the raising of funds whether by way of debt, equity or otherwise, including the preparation, review or distribution of any prospectus or offering memorandum in respect thereof and managing the communications support in connection therewith;

3.1.5 recommending candidates to serve on the board of directors of NEE Partners;

3.1.6 making recommendations with respect to the exercise of any voting rights to which each of the Service Recipients is entitled;

3.1.7 making recommendations with respect to the payment of distributions by the Service Recipients, including distributions by NEE Partners and NEE Operating LP to holders of their respective common units;

3.1.8 making recommendations with respect to the hiring, and monitoring and providing oversight, of accounting, financial or legal advisors and technical, commercial, marketing and other independent experts;

3.1.9 managing litigation or commencing litigation after consulting with the applicable Service Recipients;

3.1.10 attending to all matters necessary for any reorganization, bankruptcy proceedings, dissolution or winding up of a Service Recipient;

3.1.11 preparing and filing of all tax returns by each Service Recipient and all tax-related regulatory filings and reports, and directing the Service Recipients with respect to tax elections pursuant to Article IX of the NEE Partners Partnership Agreement;

3.1.12 directing the general partner of NEE Operating LP with respect to (i) any restrictions imposed on the transfer of partnership interests pursuant to Section 4.7(b) of the Partnership Agreement or (ii) allocations for capital account or tax purposes pursuant to Section 6.1 of the Partnership Agreement;

3.1.13 preparing and submission of the Service Recipients’ annual financial statements and quarterly interim financial statements (a) to be prepared in accordance with GAAP and audited at least to such extent and with such frequency as may be required by law or regulation or in order to comply with any debt covenants and (b) to be submitted to each Service Recipient for its prior approval;

3.1.14 supervising the Service Recipients’ compliance with all regulatory requirements applicable to the Service Recipients in respect of their and their Subsidiaries’ business activities, including preparing or causing to be prepared and filing or causing to be filed all regulatory filings and reports, including all reports and documents required under the Exchange Act and other applicable securities laws;

3.1.15 assisting the Service Recipients in connection with communications with investors and lenders to the Service Recipients, including presentations, conference calls and other related matters, and investor relations generally;

3.1.16 effecting the entry into and maintaining appropriate insurance policies covering each Service Recipient’s assets, together with other applicable insurance against other risks, including directors and officers insurance, in each case as the relevant Service Recipient deems appropriate;

3.1.17 advising the Service Recipients regarding the maintenance of compliance with applicable Laws and other obligations; and

3.1.18 providing all such other services as may from time to time be agreed with the Service Recipients that are reasonably related to the Service Recipients’ day-to-day operations.

3.2 Appointment of Officers

Notwithstanding anything contrary in this Article 3, the Manager shall designate individuals (the “Designated Individuals”) (i) to serve on the Governing Bodies of the Service Recipients (other than NEE Partners) and (ii) to carry out the functions of director (other than with respect to NEE Partners), principal executive, accounting and financial officers and otherwise to act as officers of the Service Recipients, including the Chief Executive Officer, Chief Financial Officer, General Counsel, Treasurer, President and any other officer of NEE Partners. The board of directors of NEE Partners shall cause the Governing Body or the controlling shareholder, member or general partner of each applicable Service Recipient to appoint the Designated Individuals to the roles designated by the Manager; provided that such individuals are determined by the Manager in good faith to have the appropriate experience, qualifications, skills and such other relevant attributes to carry out such individuals’ designated functions with respect to the applicable Service Recipient.

3.3 Supervision of Manager’s Activities

The Manager and any Designated Individual shall, at all times, be subject to the supervision of the relevant Service Recipient’s Governing Body, and shall not provide or arrange for the provision of such Services as such Governing Body may decline to accept from time to time, and any actions taken by the Manager pursuant to Section 3.1 shall be consistent in all material respects with any guidelines, directions or instructions of, the board of directors of NEE Partners with respect to the applicable Services.

3.4 Restrictions on the Manager

3.4.1 The Manager shall, and shall cause any other Service Provider to, refrain from taking any action that is not in compliance with or would violate any Laws or that otherwise would not be permitted by the Governing

Instruments of the applicable Service Recipients. If the Manager or any Service Provider is instructed by a Service Recipient to take any action that is not in such compliance, to the extent such Person has knowledge of such non-compliance, such Person will promptly notify such Service Recipient of its judgment that such action would not comply with or would violate any such Laws or otherwise would not be permitted by such Governing Instrument.

3.4.2 The Manager shall, and shall cause any other Service Provider to, refrain from taking any action that, to the Manager’s knowledge, at the time such action is taken, is intended to materially conflict with or directly contravene any resolution or other determination of the board of directors of NEE Partners in each case relating to any NEE Partners Significant Activity, provided that the Manager shall at all times be entitled to provide the Services to the extent provided by this Agreement.

3.4.3 In performing its duties under this Agreement, each member of the Manager Group (a) may consult with legal counsel, accountants, appraisers, management consultants, investment bankers and other consultants and advisers selected by it, and any act taken or omitted to be taken in reliance upon the advice or opinion (including an opinion of counsel) of such Persons as to matters that any member of the Manager Group reasonably believes to be within such Person’s professional or expert competence shall be conclusively presumed to have been done or omitted in good faith and in accordance with such advice or opinion, and (b) shall be permitted to rely in good faith upon the direction of a Service Recipient to evidence any approvals or authorizations that are required under this Agreement.

ARTICLE 4

RELATIONSHIP BETWEEN THE MANAGER AND THE SERVICE RECIPIENTS

4.1 Other Activities

No member of the Manager Group (and no Affiliate, director, officer, member, partner, shareholder or employee of any member of the Manager Group) shall be prohibited from engaging in other business activities or sponsoring, or providing services to, third parties that compete directly or indirectly with the Service Recipients.

4.2 Exclusivity

Except as expressly provided for herein or in the Operating and Administrative Agreements, none of the NEP Parties shall, and the NEP Parties shall cause the other Service Recipients not to, during the term of this Agreement, engage any Person other than the Manager to provide any services comparable to the Services without the prior written consent of the Manager, which may be withheld in the absolute discretion of the Manager.

4.3 Independent Contractor, No Partnership or Joint Venture, Absence of Fiduciary Relationship

The parties acknowledge that the Manager is providing or arranging for the provision of the Services hereunder as an independent contractor and that the Service Recipients and the Manager are not partners or joint venturers with or agents of each other, and nothing herein will be construed so as to make them partners, joint venturers or agents or impose any liability as such on any of them as a result of this Agreement, provided that nothing herein will be construed so as to prohibit the Service Recipients and the Manager from embarking upon an investment together as partners, joint venturers or in any other manner whatsoever. The parties acknowledge that no fiduciary or advisory relationship between the Manager, on the one hand, and the Service Recipients, on the other, has been created by this Agreement. Each of the NEP Parties waives, on its own behalf and on behalf of the other Service Recipients, to the fullest extent permitted by law, any claims they may have against the Manager for breach of fiduciary duty or alleged breach of fiduciary duty and agrees that the Manager shall have no liability (whether direct or indirect) to the Service Recipients in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on behalf of or in right of the Service Recipients, including the owners, employees or creditors of the Service Recipients.

ARTICLE 5

MANAGEMENT AND EMPLOYEES

5.1 Management and Employees

5.1.1 The Manager shall arrange, or shall arrange for another member of the Manager Group to arrange, for such qualified personnel and support staff to be available to carry out the Services. Such personnel and support staff shall devote such time to the provision of the Services to the Service Recipients as the relevant member of the Manager Group reasonably deems necessary and appropriate in order to fulfill its obligations hereunder. Such personnel and support staff need not have as their primary responsibility the provision of the Services to the Service Recipients or be dedicated exclusively to the provision of the Services to the Service Recipients.

5.1.2 Each of the NEP Parties shall, and shall cause each of the other Service Recipients to, do all things reasonably necessary on its part as requested by any member of the Manager Group consistent with the terms of this Agreement to enable the members of the Manager Group to fulfill their obligations, covenants and responsibilities and to exercise their rights pursuant to this Agreement.

5.1.3 The Manager covenants and agrees to, and to cause any other member of the Manager Group to, exercise the power and discharge the duties conferred under this Agreement honestly and in good faith, and shall exercise the degree of care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances.

ARTICLE 6

INFORMATION AND RECORDS

6.1 Books and Records

The Manager shall, or shall cause any other member of the Manager Group to, as applicable, maintain proper books, records and documents on behalf of each Service Recipient in conformity in all material respects with GAAP and all requirements of applicable Laws and in the ordinary course of business consistent with past practice.

6.2 Examination of Records by the Service Recipients

Upon reasonable prior notice by the Service Recipients to the relevant member of the Manager Group, the relevant member of the Manager Group will make available to the Service Recipients and their authorized representatives, for examination during normal business hours on any Business Day, all books, records and documents required to be maintained under Section 6.1 hereof. For the avoidance of doubt, none of the Manager Group shall have any obligation hereunder to provide data for costs, fees or expenses that are not paid or reimbursed pursuant to Section 7.5. Any examination of records will be conducted in a manner which will not unduly interfere with the conduct of the Service Recipients’ activities or of the Manager Group’s business in the ordinary course.

6.3 Access to Information by Manager Group

Each of the NEP Parties shall, and shall cause the other Service Recipients to:

6.3.1 grant, or cause to be granted, to the Manager Group full access to all documentation and information reasonably necessary in order for the Manager Group to perform its obligations, covenants and responsibilities pursuant to the terms hereof, including to enable the Manager Group to provide the Services; and

6.3.2 provide, or cause to be provided, all documentation and information as may be reasonably requested by any member of the Manager Group, and promptly notify the appropriate member of the Manager Group of any material facts or information of which the Service Recipients are aware, including any known, pending or threatened suits, actions, claims, proceedings or orders by or against any member of the NEP Group before any Governmental Authority, that may affect the performance of the obligations, covenants or responsibilities of the Manager Group pursuant to this Agreement, including maintenance of proper financial records.

6.4 Additional Information

The parties acknowledge and agree that conducting the activities and providing the Services contemplated herein may have the incidental effect of providing additional information which may be utilized with respect to, or may augment the value of, business interests and related assets in which any of the Service Providers or any of its Affiliates has an interest and that, subject to compliance with this Agreement, none of the Service Providers or any of their respective Affiliates will be liable to account to the Service Recipients with respect to such activities or results, provided that, in making any use of such additional information, the relevant Service Provider will not, and will cause its Affiliates not to, do so in any manner that the relevant Service Provider or its Affiliates knows, or ought reasonably to know, would cause or result in a breach of any confidentiality provision of agreements to which any Service Recipient is a party or is bound.

ARTICLE 7

FEES AND EXPENSES

7.1 Management Fee

7.1.1 Management Fee. NEE Operating LP, on behalf of the Service Recipients, hereby agrees to pay, during the term of this Agreement, the Management Fee. The Management Fee shall be paid in accordance with Section 7.2.

7.1.2 No Reduction in Fees. The Management Fee will not be reduced by the amount of (a) any fees for Operational and Other Services that are paid or payable by any member of the NEP Group to any member of the Manager Group, (b) any Expenses, (c) any Transaction Fees or (d) any costs, fees or expenses paid by or on behalf of NEE Operating LP under the CSCS Agreement.

7.2 Payment of Management Fee

NEE Operating LP shall remit the Quarterly Fee Amount to the Manager no later than the 15th day following the end of each Quarter. The Manager will compute the Additional Fee Amount for each fiscal year as soon as practicable following the end of the fiscal year with respect to which such payment is due, but in any event no later than January 31 of the immediately succeeding fiscal year. A copy of the computations made will thereafter, for informational purposes only, promptly be delivered to NEE Operating LP. As soon as practicable following delivery of the computation of an Additional Fee Amount, but in no event later than the 15th day following receipt of such computation, NEE Operating LP shall remit such Additional Fee Amount to the Manager.

7.3 IDR Fee

NEE Operating LP, on behalf of the Service Recipients, hereby agrees to pay to the Manager or its permitted transferees, until the dissolution of NEE Operating LP in accordance with the Partnership Agreement, the IDR Fee as computed under Section 7.4. Any IDR Fee will be paid quarterly concurrently with the payment of distributions by NEE Operating LP to holders of its Common Units in accordance with the Partnership Agreement or promptly thereafter.

7.4 Computation and Payment of IDR Fee Amounts

7.4.1 For each Quarter in which NEE Operating LP has Adjusted Available Cash equal to or greater than the Base Incentive Amount, the IDR Fee in respect of such Quarter shall be paid based on the hypothetical distributions of Adjusted Available Cash by NEE Operating LP to holders of its Common Units as set forth below:

7.4.1.1 First, NEE Operating LP will pay $14,039,546.64 of such Adjusted Available Cash to the Manager and will be deemed to distribute any remaining Adjusted Available Cash to holders of its Common Units until the aggregate amount so paid and deemed to be distributed pursuant to this Section 7.4.1.1 with respect to such Quarter is equal to the Base Incentive Amount;

7.4.1.2 Second, NEE Operating LP will pay twenty-five percent (25%) of any remaining Adjusted Available Cash to the Manager.

7.4.2 For each Quarter in which NEE Operating LP has Adjusted Available Cash less than the Base Incentive Amount, the IDR Fee in respect of such Quarter shall be paid based on hypothetical distributions of Adjusted Available Cash by NEE Operating LP to holders of its Common Units as set forth below; provided that the payment of the IDR Fee and the hypothetical distributions to holders of its Common Units set forth below shall be calculated on the basis of the Base Unit Amount:

7.4.2.1 First, NEE Operating LP will pay fifteen percent (15%) of any Adjusted Available Cash to the Manager and will be deemed to distribute eighty-five percent (85%) to holders of its Common Units until the aggregate amount so paid and deemed to be distributed pursuant to this Section 7.4.2.1 with respect to such Quarter is equal to the First Incentive Tier Amount;

7.4.2.2 Second, NEE Operating LP will pay twenty-five percent (25%) of any remaining Adjusted Available Cash to the Manager and will be deemed to distribute seventy-five percent (75%) to holders of its Common Units until the aggregate amount so paid and deemed to be distributed pursuant to this Section 7.4.2.2 with respect to such Quarter is equal to the Second Incentive Tier Amount; and

7.4.2.3 Third, NEE Operating LP will pay fifty percent (50%) of any remaining Adjusted Available Cash to the Manager and will be deemed to distribute fifty percent (50%) to holders of its Common Units;

provided that, in each case, the IDR Fee for such quarter shall be paid as contemplated by this Section 7.4.2 until (x) the aggregate deemed per Common Unit distribution to holders of its Common Units pursuant to this Section 7.4.2 equals (y) the per Common Unit distribution declared by NEE Operating LP to holders of its Common Units in accordance with the Partnership Agreement for the applicable Quarter; provided further that the aggregate IDR Fee payable for such quarter pursuant to this Section 7.4.2 shall in no event exceed $14,039,546.64.

7.4.3 If the Minimum Quarterly Distribution is adjusted in accordance with Section 6.6 of the Partnership Agreement, the Base Target Quarterly Distribution, the First Target Quarterly Distribution, the Second Target Quarterly Distribution and the Third Target Quarterly Distribution will each be adjusted correspondingly in the same proportion as the amount by which the Minimum Quarterly Distribution is so adjusted relative to the Minimum Quarterly Distribution prior to such adjustment.

7.4.4 If the Minimum Quarterly Distribution has been reduced to zero pursuant to Section 6.6 of the Partnership Agreement and the Base Target Quarterly Distribution, the First Target Quarterly Distribution, the Second Target Quarterly Distribution and the Third Target Quarterly Distribution have also been reduced to zero pursuant to Section 7.4.3, the IDR Fee will be payable solely in accordance with Section 7.4.2.3 in respect of Adjusted Available Cash that is deemed to be Operating Surplus under the Partnership Agreement. For the purposes of any IDR Fee payable pursuant to this Section 7.4.4 and in accordance with Section 7.4.2.3 as described in the immediately preceding sentence, the final two provisos of Section 7.4.2 shall not apply to the calculation of such IDR Fee.

7.4.5 Upon the dissolution of NEE Operating LP in accordance with Article XII of the Partnership Agreement, to the extent that NEE Operating LP receives cash in excess of that required to discharge liabilities as provided in Section 12.4 of the Partnership Agreement, NEE Operating LP will not pay the IDR Fee to the Manager on any such excess.

7.5 Expenses

7.5.1 The Manager acknowledges and agrees that the Service Recipients will not be required to reimburse any member of the Manager Group for the salaries and other compensation of the management, personnel or support staff of the Manager Group who provide the Services to such Service Recipients or overhead for such persons, except as otherwise provided by Section 7.5.2.10.

7.5.2 NEE Operating LP, on behalf of the Service Recipients, shall reimburse the Manager for all out-of-pocket fees, costs and expenses, including those of any third party (other than those contemplated by Section 7.5.1 hereof (except as otherwise provided by Section 7.5.2.10)) (“Expenses”), incurred by the Manager or any member of the Manager Group in connection with the provision of the Services, provided that, if any Expenses arise from Services that are shared with the Manager or any member of the Manager Group, the Manager shall in good faith determine the portion of Expenses allocable to members of the Manager Group. Expenses are expected to include, among other things:

7.5.2.1 Public Company Expenses;

7.5.2.2 fees, costs and expenses relating to any debt or equity financing (including the arrangement thereof) for any member of the NEP Group;

7.5.2.3 out-of-pocket fees, costs and expenses incurred in connection with operation and maintenance services to the extent not otherwise provided in the Operating and Administrative Agreements;

7.5.2.4 taxes, licenses and other statutory fees or penalties levied against or in respect of a Service Recipient in respect of Services;

7.5.2.5 amounts paid by the relevant member of the Manager Group under indemnification, contribution or similar arrangements;

7.5.2.6 fees, costs and expenses relating to financial reporting, regulatory filings, investor relations and similar activities and the fees, costs and expenses of agents, advisors, consultants and other Persons who provide Services to or on behalf of a Service Recipient;

7.5.2.7 any other fees, costs and expenses incurred by any member of the Manager Group that are reasonably necessary for the performance by the Manager of its duties and functions under this Agreement;

7.5.2.8 fees, expenses and costs incurred in connection with the investigation, acquisition, holding or disposal of any asset or business (including with respect to any Acquired Assets) that is made or that is proposed to be made by the Service Recipients, provided that, where the acquisition or proposed acquisition involves an investment that is made alongside one or more other Persons (including NextEra Energy, Inc. and its Affiliates (other than members of the NEP Group)), the Manager shall allocate such fees, expenses and costs in proportion to the notional amount of the investment made (or that would have been made in the case of an unconsummated acquisition) among members of the NEP Group and such other Persons;

7.5.2.9 premiums, deductibles and other costs, fees and expenses for insurance policies covering assets of the Service Recipients and other members of the NEP Group, together with other applicable insurance in respect of the members of the NEP Group against other risks; and

7.5.2.10 to the extent the Manager determines in good faith that additional operational staff is needed for the proper provision of the Services to the Service Recipients after the date hereof, the salaries and other compensation of such staff.

7.6 Governmental Charges

Without limiting Section 7.5 above, NEE Operating LP, on behalf of the Service Recipients, shall pay or reimburse the relevant member of the Manager Group for all sales taxes, use taxes, value added taxes, withholding taxes or other similar taxes, customs duties or other governmental charges (“Governmental Charges”) that are levied or imposed by any Governmental Authority by reason of this Agreement or any other agreement contemplated by this Agreement, or the fees or other amounts payable hereunder or thereunder, except for any income taxes, corporate taxes, capital gains taxes or other similar taxes payable by any member of the Manager Group. Any failure by the Manager Group to collect monies on account of these Governmental Charges shall not constitute a waiver of the right to do so.

7.7 Computation and Payment of Expenses and Governmental Charges

Within thirty (30) days after the end of each calendar month, the Manager shall, or shall cause the other Service Providers to, prepare statements (each, an “Expense Statement”) documenting the Expenses and Governmental Charges incurred or paid during such calendar month that are to be reimbursed pursuant to this Article 7 and shall deliver such statements to NEE Operating LP and the relevant Service Recipient, provided that, if the Manager fails to include Expenses and Governmental Charges for any calendar month in the Expense Statement for such month, then the Manager shall be entitled to include such Expenses and Governmental Charges in a subsequent Expense Statement. All Expenses and Governmental Charges reimbursable pursuant to this Article 7 shall be reimbursed by NEE Operating LP no later than the date that is thirty (30) days after receipt of an Expense Statement. The provisions of this Section 7.7 shall survive the termination of this Agreement.

ARTICLE 8

REPRESENTATIONS AND WARRANTIES OF THE MANAGER

AND THE NEP PARTIES

8.1 Representations and Warranties of the Manager

The Manager hereby represents and warrants to the NEP Parties that:

8.1.1 it is validly organized and existing under the laws of the State of Delaware;

8.1.2 it or another Service Provider, as applicable, holds, and shall hold, such Permits as are necessary to perform its obligations hereunder and is not aware of, or shall inform the Service Recipients promptly upon knowledge of, any reason why such Permits might no longer be valid;

8.1.3 it has the power, capacity and authority to enter into this Agreement and to perform its obligations hereunder;

8.1.4 it has taken all necessary action to authorize the execution, delivery and performance of this Agreement;

8.1.5 the execution and delivery of this Agreement by it and the performance by it of its obligations hereunder do not and will not contravene, breach or result in any default under its Governing Instruments, or under any mortgage, lease, agreement or other legally binding instrument, Permit or applicable Law to which it is a party or by which it or any of its properties or assets may be bound, except for any such contravention, breach or default which would not have a material adverse effect on the Manager’s ability to perform its obligations under this Agreement;

8.1.6 no authorization, consent or approval of, or filing with or notice to, any Person is required in connection with the execution, delivery or performance by it of this Agreement; and

8.1.7 this Agreement constitutes its valid and legally binding obligation, enforceable against it in accordance with its terms, subject to (a) applicable bankruptcy, insolvency, moratorium, fraudulent conveyance, reorganization and other laws of general application limiting the enforcement of creditors’ rights and remedies generally and (b) general principles of equity, including standards of materiality, good faith, fair dealing and reasonableness, equitable defenses and limits as to the availability of equitable remedies, whether such principles are considered in a proceeding at law or in equity.

8.2 Representations and Warranties of the NEP Parties

Each of the NEP Parties hereby represents and warrants to the Manager that:

8.2.1 it (and, if applicable, its managing member or general partner) is validly organized and existing under the Laws governing its formation and organization;

8.2.2 it, or the relevant Service Recipient, holds such Permits necessary to own and operate the projects and entities that it directly or indirectly owns or operates from time to time and is not aware of any reason why such Permits might no longer be valid;

8.2.3 it (or, as applicable, its managing member or general partner on its behalf) has the power, capacity and authority to enter into this Agreement and to perform its duties and obligations hereunder;

8.2.4 it (or, as applicable, its managing member or general partner) has taken all necessary action to authorize the execution, delivery and performance of this Agreement;

8.2.5 the execution and delivery of this Agreement by it (or, as applicable, its managing member or general partner on its behalf) and the performance by it of its obligations hereunder do not and will not contravene, breach or result in any default under its Governing Instruments (or, if applicable, the Governing Instruments of its managing member or general partner), or under any mortgage, lease, agreement or other legally binding instrument, Permit or applicable Law to which it is a party or by which any of its properties or assets may be bound, except for any such contravention, breach or default that would not have a material adverse effect on the business, assets, financial condition or results of operations of the Service Recipients as a whole;

8.2.6 no authorization, consent or approval of, or filing with or notice to, any Person is required in connection with the execution, delivery or performance by it (or, as applicable, its managing member or general partner on its behalf) of this Agreement; and

8.2.7 this Agreement constitutes its valid and legally binding obligation, enforceable against it in accordance with its terms, subject to (a) applicable bankruptcy, insolvency, moratorium, fraudulent conveyance, reorganization and other laws of general application limiting the enforcement of creditors’ rights and remedies generally and (b) general principles of equity, including standards of materiality, good faith, fair dealing and reasonableness, equitable defenses and limits as to the availability of equitable remedies, whether such principles are considered in a proceeding at law or in equity.

ARTICLE 9

LIABILITY AND INDEMNIFICATION

9.1 Indemnity

9.1.1 The NEP Parties hereby jointly and severally agree, to the fullest extent permitted by applicable Laws, to indemnify, defend and hold harmless, and to cause each other Service Recipient to indemnify, defend and hold harmless, each member of the Manager Group and any directors, officers, agents, members, partners, stockholders and employees and other representatives of each member of the Manager Group (each, a “Manager Indemnified Party”) from and against any claims, liabilities, losses, damages, costs or expenses (including legal fees) (“Liabilities”) incurred by them or threatened in connection with any and all actions, suits, investigations, proceedings or claims of any kind whatsoever, whether arising under statute or action of a Governmental Authority or otherwise or in connection with the business, investments and activities of the Service Recipients or in respect of or arising from this Agreement or the Services provided hereunder (“Claims”), including any Claims arising on account of the Governmental Charges contemplated by Section 7.6 hereof, provided that no Manager Indemnified Party shall be so indemnified with respect to any Claim to the extent that such Claim is finally determined by a final and non-appealable judgment entered by a court of competent jurisdiction to have resulted from such Manager Indemnified Party’s bad faith, fraud, willful misconduct or recklessness or, in the case of a criminal matter, conduct undertaken with actual knowledge that the conduct was unlawful.

9.1.2 If any action, suit, investigation, proceeding or claim is made or brought by any third party with respect to which a Service Recipient is obligated to provide indemnification under this Agreement (a “Third Party Claim”), the Manager Indemnified Party will have the right to employ its own counsel in connection therewith, and the reasonable fees and expenses of such counsel, as well as the reasonable costs (excluding an amount reimbursed to such Manager Indemnified Party for the time spent in connection therewith) and out-of-pocket expenses incurred in connection therewith, shall be paid by or on behalf of the NEP Parties as incurred, but shall be subject to recoupment by the NEP Parties if ultimately they are not liable to pay indemnification hereunder.

9.1.3 The Manager shall, or shall cause the applicable Manager Indemnified Party to, promptly after the receipt of notice of the commencement of any Third Party Claim, notify the NEP Parties in writing of the commencement of such Third Party Claim (provided that any unintentional failure to provide any such notice will not prejudice the right of any such Manager Indemnified Party hereunder) and, throughout the course of such Third Party Claim, such Manager Indemnified Party will use its reasonable best efforts to provide copies of all relevant documentation to the NEP Parties, to keep the NEP Parties apprised of the progress thereof and to discuss with the NEP Parties all significant actions proposed.

9.1.4 The parties hereto expressly acknowledge and agree that the right to indemnity provided in this Section 9.1 shall be in addition to and not in derogation of any other liability which the NEP Parties or other Service Recipients in any particular case may have or of any other right to indemnity or contribution which any Manager Indemnified Party may have by statute or otherwise at law.

9.1.5 The indemnity provided in this Section 9.1 shall survive the completion of Services rendered under, or any termination or purported termination of, this Agreement.

9.2 Limitation of Liability

9.2.1 Neither the Manager nor any other member of the Manager Group assumes any responsibility under this Agreement other than to render the Services in good faith, and no member of the Manager Group will be responsible for any action of a Service Recipient (including its Governing Body) in following or declining to follow any advice or recommendations of the relevant Service Provider.

9.2.2 No Manager Indemnified Party will be liable to a Service Recipient, a Service Recipient’s Governing Body (including, for greater certainty, a director or officer of a Service Recipient or another individual with similar function or capacity) or any security holder or partner of a Service Recipient for any Liabilities that may occur as a result of any acts or omissions by the Manager Indemnified Party pursuant to or in accordance with this Agreement.

9.2.3 Notwithstanding anything to the contrary in this Agreement, the maximum amount of the aggregate liability of the Manager Indemnified Parties pursuant to this Agreement will be equal to the amounts of

Management Fees previously paid in respect of Services pursuant to this Agreement in the most recent calendar year by the Service Recipients pursuant to Article 7 (but will be no less than four million U.S. dollars ($4,000,000)).

9.2.4 For the avoidance of doubt, the provisions of this Section 9.2 shall survive the completion of the Services rendered under, or any termination or purported termination of, this Agreement.

ARTICLE 10

TERM AND TERMINATION

10.1 Term

This Agreement shall continue in full force and effect until January 1, 2038 and shall be automatically renewed for each successive five-year period thereafter unless, no later than ninety (90) days prior to the date of any such renewal, NEE Operating LP or the Manager provides written notice to the other that it does not wish for this Agreement to be renewed, provided that NEE Operating LP shall not be permitted to provide any such notice that it does not wish for this Agreement to be renewed without the prior written consent of the Manager if, at the time this Agreement would terminate following the provision of such notice, any of the Operating and Administrative Agreements would remain in effect, provided further that this Agreement may be earlier terminated in accordance with Section 10.2 or Section 10.3. Notwithstanding the foregoing or anything else in this Agreement to the contrary, Section 7.3, Section 7.4 and Article 9 (in respect of the Manager) shall remain in full force and effect until the later of (a) the termination of this entire Agreement in accordance with Section 10.2 or Section 10.3 and (b) the dissolution of NEE Operating LP in accordance with Section 12.1 of the Partnership Agreement.

10.2 Termination by NEE Operating LP

10.2.1 NEE Operating LP on behalf of the Service Recipients may, subject to Section 10.2.2, terminate this Agreement effective upon ninety (90) days’ prior written notice of termination to the Manager without payment of any termination fee if:

10.2.1.1 the Manager defaults in the performance or observance of any material term, condition or agreement contained in this Agreement in a manner that results in material harm to the Service Recipients and such default continues for a period of ninety (90) days after written notice thereof is given to the Manager specifying such default and requesting that the same be remedied in such ninety (90) day period;

10.2.1.2 the Manager engages in any act of fraud, misappropriation of funds or embezzlement against any Service Recipient that results in material harm to the Service Recipients;

10.2.1.3 the Manager is reckless in the performance of its obligations under this Agreement, and such recklessness results in material harm to the Service Recipients;

10.2.1.4 the Manager makes a general assignment for the benefit of its creditors, institutes proceedings to be adjudicated voluntarily bankrupt, consents to the filing of a petition of bankruptcy against it, is adjudicated by a court of competent jurisdiction as being bankrupt or insolvent, seeks reorganization under any bankruptcy law or consents to the filing of a petition seeking such reorganization or has a decree entered against it by a court of competent jurisdiction appointing a receiver liquidator, trustee or assignee in bankruptcy or in insolvency; or

10.2.1.5 the board of directors of NEE Partners determines in good faith that the Manager has intentionally or willfully defaulted in the performance of its obligations under Section 3.4.2, such default has caused, or would reasonably be expected to cause, material harm to NEE Partners and its subsidiaries, taken as a whole, and such default continues for a period of ninety (90) days after written notice thereof is given to the Manager specifying such default and requesting that the same be remedied in such ninety (90) day period.

10.2.2 This Agreement may only be terminated pursuant to Section 10.2.1 above by NEE Operating LP with the prior written approval of the board of directors of NEE Partners and the Conflicts Committee.

10.2.3 This Agreement may not be terminated by any of the NEP Parties due solely to the poor performance or underperformance of any of its Subsidiaries or the Business or any investment made by any member of the NEP Group on the recommendation of any member of the Manager Group or any change of control of the Manager.

10.3 Termination by the Manager

The Manager may terminate this Agreement without payment of any termination fee, effective one hundred eighty (180) days after written notice of termination has been given to the NEP Parties:

10.3.1 if any NEP Party defaults in the performance or observance of any material term, condition or agreement contained in this Agreement in a manner that results in material harm to any member of the Manager Group and such default continues for a period of ninety (90) days after written notice thereof specifying such default and requesting that the same be remedied in such ninety (90) day period;

10.3.2 if, with respect to any Service Recipient and its Subsidiaries (but solely with respect to such Service Recipient and its Subsidiaries), such Service Recipient makes a general assignment for the benefit of its creditors, institutes proceedings to be adjudicated voluntarily bankrupt, consents to the filing of a petition of bankruptcy against it, is adjudicated by a court of competent jurisdiction as being bankrupt or insolvent, seeks reorganization under any bankruptcy law or consents to the filing of a petition seeking such reorganization or has a decree entered against it by a court of competent jurisdiction appointing a receiver liquidator, trustee or assignee in bankruptcy or in insolvency; or

10.3.3 if neither NextEra Energy, Inc. nor any of its controlled Affiliates Controls each of NEE Partners and NEE Operating LP (without regard to the rights and obligations of the parties under this Agreement).

10.4 Survival upon Termination

If this Agreement is terminated pursuant to this Article 10, such termination will be without any further liability or obligation of any party hereto, except for any rights or obligations that accrued prior to such termination and except as provided in Section 6.4, Section 7.3, Article 9 and this Article 10.

10.5 Action upon Termination

10.5.1 From and after the effective date of the termination of this Agreement, the Manager shall not be entitled to receive the Management Fee for further Services under this Agreement, but will be paid all compensation and reimbursed for all Expenses and Governmental Charges accruing up to and including the date of termination.

10.5.2 Upon any termination of this Agreement, the Manager shall forthwith:

10.5.2.1 deliver to the Service Recipients a full accounting covering the period following the date of the last accounting furnished to the Service Recipients; and

10.5.2.2 deliver to the Service Recipients all property and documents of the Service Recipients then in the custody of the Manager Group (subject to the Manager’s right to retain a copy of each document for document retention purposes).

ARTICLE 11

GENERAL PROVISIONS

11.1 Amendment

Except as expressly provided in this Agreement, no amendment of, supplement to or waiver of this Agreement will be binding unless the amendment, supplement or waiver is executed in writing by each party to be bound thereby, provided, however, that NEE Operating LP may not, without the prior approval of the Conflicts Committee, agree to any amendment of, supplement to or waiver of this Agreement that, in the determination of the board of directors of NEE Partners, would be materially adverse to the holders of NEE Partners Common Units.

11.2 Waiver

No waiver of any provision of this Agreement will constitute a waiver of any other provision, and no waiver of any provision of this Agreement will constitute a continuing waiver unless otherwise expressly provided. A party’s failure or delay in exercising any right under this Agreement will not operate as a waiver of that right. A single or partial exercise of any right will not preclude a party from any other or further exercise of that right or the exercise of any other right.

11.3 Assignment

11.3.1 This Agreement shall not be assigned by the Manager without the prior written consent of the board of directors of NEE Partners (which shall not be unreasonably withheld), except (a) pursuant to Section 2.3 hereof, (b) in the case of assignment to a Person that is the Manager’s successor by merger, consolidation, purchase of assets or other similar transaction, in which case the successor shall be bound under this Agreement and by the terms of the assignment in the same manner as the Manager is bound under this Agreement, or (c) to an Affiliate of the Manager or a Person that, in the reasonable and good faith determination of the board of directors of NEE Partners and the Conflicts Committee, is an experienced and reputable manager, in which case the Affiliate or assignee shall be bound under this Agreement and by the terms of the assignment in the same manner as the Manager is bound under this Agreement. Notwithstanding the foregoing, nothing contained in this Agreement shall preclude (i) any pledge, hypothecation or other transfer or assignment of the Manager’s rights, title and interest under this Agreement, including any amounts payable to the Manager under this Agreement, to a bona fide Financing Party as security for debt financing to the Manager or any other member of the Manager Group, or (ii) the assignment of such rights, title and interest under this Agreement upon exercise of remedies by a Financing Party following a default by the Manager or any other member of the Manager Group under financing agreements entered into with the Financing Parties.

11.3.2 This Agreement shall not be assigned by any of the Service Recipients without the prior written consent of the Manager, except in the case of assignment by any such Service Recipient to a Person that is its successor by merger, consolidation or purchase of assets, in which case the successor shall be bound under this Agreement and by the terms of the assignment in the same manner as such Service Recipient is bound under this Agreement. Notwithstanding the foregoing, nothing contained in this Agreement shall preclude (i) any pledge, hypothecation or other transfer or assignment of any NEP Party’s rights, title and interest under this Agreement, including any amounts payable to such NEP Party or any other member of the NEP Group under this Agreement, to a bona fide Financing Party as security for debt financing to such NEP Party or any other member of the NEP Group, or (ii) the assignment of such rights, title and interest under this Agreement upon exercise of remedies by a Financing Party following a default by such NEP Party or any other member of the NEP Group under financing agreements entered into with the Financing Parties.

11.3.3 Notwithstanding the provisions in Section 11.3.1 and Section 11.3.2, the Manager may assign its right to receive the IDR Fee hereunder, in whole or in part, to any person without the consent of any other party hereto.

11.3.4 Any purported assignment of this Agreement in violation of this Article 11 shall be null and void.

11.4 Failure to Pay When Due

Any amount payable by any NEP Party to any member of the Manager Group hereunder that is not remitted when so due will remain due (whether on demand or otherwise), and interest will accrue on such overdue amounts (both before and after judgment) at a rate per annum equal to the Interest Rate.

11.5 Invalidity of Provisions

Each of the provisions contained in this Agreement is distinct and severable and a declaration of invalidity or unenforceability of any such provision or part thereof by a court of competent jurisdiction will not affect the validity or enforceability of any other provision hereof. To the extent permitted by applicable law, the parties waive any provision of law that renders any provision of this Agreement invalid or unenforceable in any respect. The parties will engage in good faith negotiations to replace any provision that is declared invalid or unenforceable with a valid and enforceable provision, the economic effect of which comes as close as possible to that of the invalid or unenforceable provision that it replaces.

11.6 Entire Agreement

This Agreement constitutes the entire agreement among the parties pertaining to the subject matter of this Agreement. There are no warranties, conditions, or representations (including any that may be implied by statute), and there are no agreements in connection with such subject matter, except as specifically set forth or referred to in this Agreement. No reliance is placed on any warranty, representation, opinion, advice or assertion of fact made prior to, contemporaneously with, or after entering into, this Agreement by any party to this Agreement or its directors, officers, employees or agents, to any other party to this Agreement or its directors, officers, employees or agents, except to the extent that the same has been reduced to writing and included as a term of this Agreement, and none of the parties to this Agreement has been induced to enter into this Agreement by reason of any such warranty, representation, opinion, advice or assertion of fact. Accordingly, there will be no liability, either in tort or in contract, assessed in relation to any such warranty, representation, opinion, advice or assertion of fact, except to the extent contemplated above.

For the avoidance of doubt, nothing in this Agreement should be construed or interpreted as an amendment, modification or termination of, or conflict with, any of the Operating and Administrative Agreements. Each such agreement, and all its terms, including payments to be made thereunder, shall survive the entry into this Agreement and shall terminate in accordance with its terms.

11.7 Mutual Waiver of Jury Trial

AS A SPECIFICALLY BARGAINED FOR INDUCEMENT FOR EACH OF THE PARTIES HERETO TO ENTER INTO THIS AGREEMENT (AFTER HAVING THE OPPORTUNITY TO CONSULT WITH COUNSEL), EACH PARTY HERETO EXPRESSLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY LAWSUIT OR PROCEEDING RELATING TO OR ARISING IN ANY WAY FROM THIS AGREEMENT OR THE MATTERS CONTEMPLATED HEREBY.

11.8 Consent to Jurisdiction and Service of Process

EACH OF THE PARTIES IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA LOCATED IN THE CITY AND COUNTY OF NEW YORK, BOROUGH OF MANHATTAN, FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF THIS AGREEMENT, ANY RELATED AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY. EACH OF THE PARTIES HERETO

FURTHER AGREES THAT SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENT BY U.S. REGISTERED MAIL TO SUCH PARTY’S RESPECTIVE ADDRESS SET FORTH BELOW SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY ACTION, SUIT OR PROCEEDING WITH RESPECT TO ANY MATTERS TO WHICH IT HAS SUBMITTED TO JURISDICTION IN THIS PARAGRAPH. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION TO THE LAYING OF VENUE OF ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF THIS AGREEMENT, ANY RELATED DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY IN THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF DELAWARE, AND HEREBY AND THEREBY FURTHER IRREVOCABLY AND UNCONDITIONALLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION, SUIT OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

11.9 Governing Law

The internal law of the State of New York will govern and be used to construe this Agreement without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby.

11.10 Enurement

This Agreement will enure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

11.11 Notices

Any notice, demand or other communication to be given under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given

(a) when delivered personally to the recipient, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient or, if not sent during such hours, then on the next Business Day, (c) one (1) Business Day after it is sent to the recipient by reputable overnight courier service (charges prepaid) or (d) three (3) Business Days after it is mailed to the recipient by first class mail, return receipt requested. Such notices, demands and other communications shall be sent to the Persons and addresses specified below or to such other Person or address as the recipient party shall have specified by prior written notice to the sending party. Any party may change such party’s address for receipt of notice by giving prior written notice of the change to the sending party as provided herein. Notices and other communications will be addressed as follows:

If to NEE Partners:

NextEra Energy Partners, LP

700 Universe Boulevard

Juno Beach, FL 33408

Attn: Corporate Secretary

Facsimile: (561) 691-7702

Email: Scott.Seeley@nexteraenergy.com

with a copy to:

NextEra Energy Partners, LP

700 Universe Boulevard

Juno Beach, FL 33408

Attn: General Counsel

Facsimile: (561) 691-7702

Email: Charles.Sieving@nexteraenergy.com

If to NEE Operating GP:

NextEra Energy Operating Partners GP, LLC

700 Universe Boulevard

Juno Beach, FL 33408

Attn: Corporate Secretary

Facsimile: (561) 691-7702

Email: Melissa.Plotsky@nexteraenergy.com

with a copy to:

NextEra Energy Operating Partners GP, LLC

700 Universe Boulevard

Juno Beach, FL 33408

Attn: General Counsel

Facsimile: (561) 691-7702

Email: Mitch.Ross@nexteraenergy.com

If to NEE Operating LP:

NextEra Energy Operating Partners, LP

c/o NextEra Energy Operating Partners GP, LLC

700 Universe Boulevard

Juno Beach, FL 33408

Attn: Secretary

Facsimile: (561) 691-7702

Email: Melissa.Plotsky@nexteraenergy.com

with a copy to:

NextEra Energy Operating Partners, LP

c/o NextEra Energy Operating Partners GP, LLC

700 Universe Boulevard

Juno Beach, FL 33408

Attn: General Counsel

Facsimile: (561) 691-7702

Email: Mitch.Ross@nexteraenergy.com

If to the Manager:

NextEra Energy Management Partners, LP

c/o NextEra Energy Management Partners GP, LLC

700 Universe Boulevard

Juno Beach, FL 33408

Attn: Corporate Secretary

Facsimile: (561) 691-7702

Email: Melissa.Plotsky@nexteraenergy.com

with a copy to:

NextEra Energy Management Partners, LP

c/o NextEra Energy Management Partners GP, LLC

700 Universe Boulevard

Juno Beach, FL 33408

Attn: General Counsel

Facsimile: (561) 691-7702

Email: Mitch.Ross@nexteraenergy.com

11.12 Further Assurances

Each of the parties hereto will promptly do, make, execute or deliver, or cause to be done, made, executed or delivered, all such further acts, documents and things as the other party hereto may reasonably require from time to time for the purpose of giving effect to this Agreement and will use reasonable efforts and take all such steps as may be reasonably within its power to implement to their full extent the provisions of this Agreement.

11.13 Counterparts

This Agreement may be signed in counterparts and each of such counterparts will constitute an original document and such counterparts, taken together, will constitute one and the same instrument.

[Remainder of Page Left Intentionally Blank]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

NEXTERA ENERGY PARTNERS, LP

By:	NextEra Energy Partners GP, Inc., its General Partner

By:
Name:
Title:

NEXTERA ENERGY OPERATING PARTNERS GP, LLC

By:
Name:
Title:

NEXTERA ENERGY OPERATING PARTNERS, LP

By:	NextEra Energy Operating Partners GP, LLC, its General Partner

By:
Name:
Title:

NEXTERA ENERGY MANAGEMENT PARTNERS, LP

By:	NextEra Energy Management Partners GP, LLC, its General Partner

By:
Name:
Title:

Schedule I

Additional Service Recipients

Subsidiary Name	Jurisdiction
Adelanto Solar Funding, LLC	Delaware
Adelanto Solar Holdings, LLC	Delaware
Adelanto Solar II, LLC	Delaware
Adelanto Solar, LLC	Delaware
Ashtabula Wind III, LLC	Delaware
Baldwin Wind Holdings, LLC	Delaware
Baldwin Wind, LLC	Delaware
Bayhawk Wind Holdings LLC	Delaware
Bayhawk Wind, LLC	Delaware
Bornish Wind LP, ULC	British Columbia
Bornish Wind Holdings GP, LLC	Delaware
Bornish Wind Holdings GP, ULC	British Columbia
Bornish Wind Holdings, LP	Ontario
Cedar Bluff Wind, LLC	Delaware
Canyon Wind Holdings, LLC	Delaware
Canyon Wind, LLC	Delaware
Conestogo Wind GP, Inc.	New Brunswick
Conestogo Wind, LP	Ontario
Desert Sunlight 250, LLC	Delaware
Desert Sunlight 300, LLC	Delaware
Desert Sunlight Holdings, LLC	Delaware
Desert Sunlight Investment Holdings, LLC	Delaware
Eagle Ford Midstream, LP	Texas
East Durham Wind Holdings GP, LLC	Delaware
East Durham Wind Holdings GP, ULC	British Columbia
East Durham Wind Holdings, LP	Ontario
East Durham Wind, ULC	British Columbia
Elk City Wind Holdings, LLC	Delaware
Elk City Wind, LLC	Delaware
FPL Energy Stateline Holdings, L.L.C.	Delaware
FPL Energy Vansycle L.L.C.	Florida
Genesis Solar Funding Holdings, LLC	Delaware
Genesis Solar Funding, LLC	Delaware
Genesis Solar Holdings, LLC	Delaware
Genesis Solar, LLC	Delaware
Golden Hills Interconnection, LLC	Delaware
Golden Hills Wind, LLC	Delaware
Golden West Power Partners, LLC	Delaware
Golden West Wind Holdings, LLC	Delaware
Goshen Wind Holdings GP, LLC	Delaware
Goshen Wind Holdings GP, ULC	British Columbia
Goshen Wind Holdings, LP	Ontario
Goshen Wind, ULC	British Columbia
Jericho Wind BC Holdings, ULC	British Columbia
Jericho Wind Funding GP, LLC	Delaware
Jericho Wind Funding GP, ULC	British Columbia
Jericho Wind Funding, LP	Ontario

Subsidiary Name	Jurisdiction
Jericho Wind GP, LLC	Delaware
Jericho Wind GP, ULC	British Columbia
Jericho Wind Holdings GP, LLC	Delaware
Jericho Wind Holdings GP, ULC	British Columbia
Jericho Wind Holdings, LP	Ontario
Jericho Wind, LP	Ontario
Jericho Wind, ULC	British Columbia
Kerwood Wind Holdings GP, LLC	Delaware
Kerwood Wind Holdings GP, ULC	British Columbia
Kerwood Wind Holdings, LP	Ontario
Kerwood Wind, ULC	British Columbia
LaSalle Pipeline, LP	Texas
Mammoth Plains Wind Project Holdings, LLC	Delaware
Mammoth Plains Wind Project, LLC	Delaware
McCoy Solar Funding, LLC	Delaware
McCoy Solar Holdings, LLC	Delaware
McCoy Solar, LLC	Delaware
Meadowlark Wind Holdings, LLC	Delaware
Meadowlark Wind, LLC	Delaware
Mission Natural Gas Company, LP	Texas
Mission Valley Pipeline Company, LP	Texas
Monument Pipeline, LP	Texas
Moore Solar GP, LLC	Delaware
Moore Solar GP, ULC	British Columbia
Moore Solar, LP	Ontario
Moore Solar, ULC	British Columbia
Mountain Prairie Wind Holdings, LLC	Delaware
Mountain Prairie Wind, LLC	Delaware
NET General Partners, LLC	Texas
NET Holdings Management, LLC	Delaware
NET Mexico Pipeline Partners, LLC	Delaware
NET Mexico Pipeline, LP	Texas
NET Midstream, LLC	Texas
NET Pipeline Holdings LLC	Delaware
NextEra Desert Center Blythe, LLC	Delaware
NextEra Desert Sunlight Holdings, LLC	Delaware
NextEra Energy Canada Partners Holdings, ULC	British Columbia
NextEra Energy Operating Partners GP, LLC	Delaware
NextEra Energy Operating Partners, LP	Delaware
NextEra Energy Partners Acquisitions, LLC	Delaware
NextEra Energy Partners Solar Acquisitions, LLC	Delaware
NextEra Energy Partners Ventures, LLC	Delaware
NextEra Energy US Partners Holdings, LLC	Delaware
Northern Colorado Wind Energy, LLC	Delaware
Palo Duro Wind Energy, LLC	Delaware
Palo Duro Wind Interconnection Services, LLC	Delaware
Palo Duro Wind Portfolio, LLC	Delaware
Palo Duro Wind Project Holdings, LLC	Delaware
Perrin Ranch Wind, LLC	Delaware
Red Gate Pipeline, LP	Texas
SCI Holding, ULC	British Columbia

Subsidiary Name	Jurisdiction
SCIH GP, ULC	British Columbia
Seiling Wind Holdings, LLC	Delaware
Seiling Wind II, LLC	Delaware
Seiling Wind Interconnection Services, LLC	Delaware
Seiling Wind Investments, LLC	Delaware
Seiling Wind Portfolio, LLC	Delaware
Seiling Wind, LLC	Delaware
Shafter Solar Holdings, LLC	Delaware
Shafter Solar, LLC	Delaware
Sombra Solar GP, LLC	Delaware
Sombra Solar GP, ULC	British Columbia
Sombra Solar, LP	Ontario
Sombra Solar, ULC	British Columbia
South Shore Pipeline L.P.	Texas
St. Clair GP, LLC	Delaware
St. Clair GP, ULC	British Columbia
St. Clair Holding, ULC	British Columbia
St. Clair Investment Holding, LP	Ontario
St. Clair Moore Holding LP, LLC	Delaware
St. Clair Moore Holding LP, ULC	British Columbia
St. Clair Moore Holding, LP	Ontario
St. Clair MS Investment GP, LLC	Delaware
St. Clair Solar, LP	Ontario
St. Clair Sombra Holding LP, LLC	Delaware
St. Clair Sombra Holding LP, ULC	British Columbia
St. Clair Sombra Holding, LP	Ontario
Strathroy Wind GP, Inc.	New Brunswick
Summerhaven Wind, LP	Ontario
Trillium Funding GP Holding, Inc.	New Brunswick
Trillium Funding GP, Inc.	New Brunswick
Trillium HoldCo GP, Inc.	New Brunswick
Trillium HoldCo, LP	Ontario
Trillium Wind Holdings, LP	Ontario
Trillium Windpower, LP	Ontario
Tuscola Bay Wind, LLC	Delaware
Varna Wind Funding GP, LLC	Delaware
Varna Wind Funding GP, ULC	British Columbia
Varna Wind Funding, LP	Ontario
Varna Wind GP, LLC	Delaware
Varna Wind GP, ULC	British Columbia
Varna Wind Holdings GP, LLC	Delaware
Varna Wind Holdings GP, ULC	British Columbia
Varna Wind Holdings, LP	Ontario
Varna Wind, LP	Ontario
Varna Wind, ULC	British Columbia

Exhibit D

RIGHT OF FIRST REFUSAL AGREEMENT

THIS RIGHT OF FIRST REFUSAL AGREEMENT (this “Agreement”) is made and entered into as of the      day of     , 2017, by and among NEXTERA ENERGY PARTNERS, LP, a Delaware limited partnership (“NEE Partners”), NEXTERA ENERGY OPERATING PARTNERS, LP, a Delaware limited partnership (“NEE Operating LP”), and NEXTERA ENERGY RESOURCES, LLC, a Delaware limited liability company (“NEER”), each a “Party” and, collectively, the “Parties.” This Agreement shall become effective on the date first written above (the “Effective Time”).

RECITALS:

WHEREAS, NEER has created NEE Partners to own, operate and acquire contracted clean energy projects with stable, long-term cash flows through its interests in NEE Operating LP;

WHEREAS, NEE Partners expects to grow its business and its cash available for distributions through, among other things, operating and acquiring contracted clean energy projects with stable, long-term cash flows, which may be sold from time to time to third parties, including NEER or any of its Subsidiaries (as hereinafter defined);

WHEREAS, NEE Operating LP desires to grant to NEER a right of first refusal to acquire the NEE Operating LP ROFR Assets (as hereinafter defined) owned by NEE Operating LP and its Subsidiaries on the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants set forth in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1    Definitions. The following terms when used in this Agreement shall have the meanings set forth in this Section 1.1.

“Affiliate” means, with respect to the Person in question, any other Person that, directly or indirectly, through one or more intermediaries, Controls or is Controlled by such Person or is under common Control of a third Person.

“Agreement” has the meaning set forth in the Preamble.

“Applicable Law” means all statutes, laws, common law, rules, regulations, ordinances, codes or other legal requirements of any Governmental Authority and quasi-governmental agencies or entities, and any judgment, injunction, order, directive, decree or other judicial or regulatory requirement of any court or Governmental Authority affecting or relating to the Person or property in question.

“Business Day” means any day other than Saturday, Sunday or any federal legal holiday.

“Conflicts Committee” means the conflicts committee of the board of directors of NEE Partners, as defined in the NEE Partners LP Agreement.

“Control” means the control by one Person of another Person in accordance with the following: a Person (“A”) controls another Person (“B”) where A has the power to determine the management and policies of B by contract or status (for example the status of A being the managing member of B) or by virtue of beneficial ownership of or control over a majority of the voting or economic interests in B. For the purpose of certainty and without limitation, if A owns or has control over securities to which are attached more than fifty percent (50%) of the votes permitted to be cast in the election of directors to the Governing Body of B or, if A is the general partner of B (a limited partnership), then in each case A Controls B for this purpose, and the term “Controlled” has the corresponding meaning.

“Effective Time” has the meaning set forth in the Preamble.

“Final Negotiation Period” has the meaning set forth in Section 2.3.

“Financing Party” means any and all Persons, or the agents or trustees representing them, providing senior or subordinated debt financing or refinancing (including letters of credit, bank guaranties or other credit support).

“Governing Body” means (a) with respect to a corporation, the board of directors of such corporation, (b) with respect to a limited liability company, the manager(s) or managing member(s) of such limited liability company, (c) with respect to a limited partnership, the board, committee or other body of the limited partnership or the general partner of such partnership that serves a similar function or the general partner itself (or if any such general partner is itself a limited partnership, the board, committee or other body of such general partner’s general partner that serves a similar function or such general partner’s general partner itself) and (d) with respect to any other Person, the body of such Person that serves a similar function, and in the case of each of clauses (a) through (d) includes any committee or other subdivision of such body and any Person to whom such body has delegated any power or authority, including any officer or managing director.

“Governmental Approval” means any authorization, consent, approval, license, permit, franchise, tariff, certificate of authority, registration, rate, certification, agreement, directive, waiver, exemption, variance, other similar consent of any Governmental Authority.

“Governmental Authority” means any federal, state or local government or political subdivision thereof, including, without limitation, any agency or entity exercising executive, legislative, judicial, regulatory or administrative governmental powers or functions, in each case to the extent the same has jurisdiction over the Person or property in question.

“Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, preference, priority or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any financing lease having substantially the same economic effect as any of the foregoing).

“Losses” means, with respect to the Person in question, any actual liability, damage (but expressly excluding any consequential and punitive damages), loss, cost or expense, including, without limitation, reasonable attorney fees and expenses and court costs, incurred by such Person, as a result of the act, omission or occurrence in question.

“NEE” means NextEra Energy, Inc.

“NEE Operating LP” has the meaning set forth in the Preamble.

“NEE Operating LP Confidential Information” has the meaning set forth in Section 4.1.

“NEE Operating LP Indemnitees” means NEE Partners and its Subsidiaries (which shall not include any NEE Operating LP ROFR Asset prior to the acquisition thereof by NEER or any of its Subsidiaries), and each of their respective shareholders, members, partners, trustees, beneficiaries, directors, officers, employees, attorneys, accountants, consultants and agents, and the successors, assigns, legal representatives and heirs of each of the foregoing.

“NEE Operating LP ROFR Assets” means all assets owned or hereafter acquired by NEE Operating LP or its Subsidiaries.

“NEE Partners” has the meaning set forth in the Preamble.

“NEE Partners GP” means NextEra Energy Partners GP, Inc., a Delaware corporation and the general partner of NEE Partners.

“NEE Partners LP Agreement” means that certain Second Amended and Restated Agreement of Limited Partnership of NextEra Energy Partners, LP, dated as of                     , 2017 and as amended, restated, modified or supplemented from time to time.

“NEE Partners Units” means the “Units” under the NEE Partners LP Agreement.

“NEER” has the meaning set forth in the Preamble.

“NEER Acceptance” has the meaning set forth in Section 2.3.

“Negotiation Period” has the meaning set forth in Section 2.1.

“Notice” has the meaning set forth in Section 5.1.

“Party” or “Parties” has the meaning set forth in the Preamble.

“Person” means any natural person, corporation, general or limited partnership, limited liability company, association, joint venture, trust, estate, Governmental Authority or other legal entity, in each case whether in its own or a representative capacity.

“Proposed Sale Terms” has the meaning set forth in Section 2.3.

“Required Securities Disclosure” has the meaning set forth in Section 4.1.

“Sale” means, other than in connection with any granting of Liens permitted under any indebtedness in respect of any NEE Operating LP ROFR Asset that is incurred from time to time and any disposition of assets resulting from the enforcement of such Liens, any direct or indirect sale of any equity interest in, or all or substantially all of the assets of, any NEE Operating LP ROFR Asset; provided, that this definition shall not include any (i) merger of NEE Operating LP with or into, or sale of substantially all of NEE Operating LP’s assets to, a Third Party or (ii) any direct or indirect sale of a NEE Operating LP ROFR Asset or any of its assets so long as, following the consummation of such sale, NEE Operating LP directly or indirectly holds 100% of the ownership interests in, and maintains Control over, such NEE Operating LP ROFR Asset and such assets; provided, the terms of any such sale referred to in clause (ii) above will not limit, delay or hinder the ability of NEER or any of its Subsidiaries to acquire such NEE Operating LP ROFR Asset from NEE Operating LP or any of its Subsidiaries in accordance with the terms of this Agreement if and when NEE Operating LP or any of its Subsidiaries elects to sell, transfer or otherwise dispose of such NEE Operating LP ROFR Asset to a Third Party.

“Special Voting Units” has the meaning ascribed to it in the NEE Partners LP Agreement.

“Subsidiary” means any entity that is, directly or indirectly, Controlled by a Party.

“Term” has the meaning set forth in Section 3.1.

“Termination Event” means the occurrence of any of the following:

(a)	the withdrawal of NEE Partners GP from being general partner of NEE Partners in accordance with Section 11.1 of the NEE Partners LP Agreement;

(b)	the removal of NEE Partners GP from being general partner of NEE Partners if the NEE Partners Units (including the Special Voting Units) held by NEE Partners GP and its Affiliates did not vote in favor of such removal;

(c)	the failure of NEE to Control, directly or indirectly, NEE Partners GP or any other Person that is general partner of NEE Partners; and

(d)	the failure of NEE to own, directly or indirectly, at least (i) 50.1% of the voting interests of NEER, (ii) at least 33.33% of the economic interests of NEER or (iii) more of the economic interests in NEER than any other Person.

“Third Party” means any Person other than a Party or an Affiliate of a Party.

“Third Party Final Sale Period” has the meaning set forth in Section 2.3.

“Third Party Negotiation Period” has the meaning set forth in Section 2.1.

“Third Party Offers” has the meaning set forth in Section 2.2.

“Transaction Notice” has the meaning set forth in Section 2.1.

Section 1.2    Headings and Table of Contents

The inclusion of headings and a table of contents in this Agreement are for convenience of reference only and will not affect the construction or interpretation hereof.

Section 1.3    Interpretation

In this Agreement, unless the context otherwise requires:

(a)    words importing the singular shall include the plural and vice versa, words importing gender shall include all genders or the neuter, and words importing the neuter shall include all genders;

(b)    the words “include”, “includes”, “including”, or any variations thereof, when following any general term or statement, are not to be construed as limiting the general term or statement to the specific items or matters set forth or to similar items or matters, but rather as referring to all other items or matters that could reasonably fall within the broadest possible scope of the general term or statement;

(c)    references to any Person include such Person’s successors and permitted assigns;

(d)    any reference to a statute, regulation, policy, rule or instrument shall include, and shall be deemed to be a reference also to, all amendments made to such statute, regulation, policy, rule or instrument and to any statute, regulation, policy, rule or instrument that may be passed which has the effect of supplementing or superseding the statute, regulation, policy, rule or instrument so referred to;

(e)    any reference to this Agreement or any other agreement, document or instrument shall be construed as a reference to this Agreement or, as the case may be, such other agreement, document or instrument as the same may have been, or may from time to time be, amended, varied, replaced, amended and restated, supplemented or otherwise modified;

(f)    in the event that any day on which any amount is to be determined or any action is required to be taken hereunder is not a Business Day, then such amount shall be determined or such action shall be required to be taken at or before the requisite time on the next succeeding day that is a Business Day;

(g)    except where otherwise expressly provided, all amounts in this Agreement are stated and shall be paid in U.S. currency;

(h)    the words “herein,” “hereof,” “hereby” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety, not to any particular article or section hereof and not to any particular provision hereof, except where the context otherwise requires; and

(i)    all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, unless otherwise indicated.

ARTICLE II

RIGHT OF FIRST REFUSAL ON NEE OPERATING LP ROFR ASSETS

Section 2.1    Notice of Transaction Related to NEE Operating LP ROFR Assets and Initial Negotiation of Definitive Terms for Transaction.    Prior to engaging in any negotiation with a Third Party regarding any proposed Sale of any NEE Operating LP ROFR Asset (or any portion thereof), NEE Operating LP must deliver to NEER a written notice setting forth in reasonable detail the material terms and conditions of the proposed transaction (such notice, a “Transaction Notice”) and for the next 30 days (the “Negotiation Period”) engage in non-binding discussions and negotiations in good faith with NEER to attempt to agree on definitive terms acceptable to both Parties, in their sole and absolute discretion, for the Sale of the applicable NEE Operating LP ROFR Asset to NEER or any of its Subsidiaries. If, by the end of the Negotiation Period, the Parties have not agreed to definitive terms for the Sale of such NEE Operating LP ROFR Asset to NEER, NEE Operating LP will have the right, within 30 days following such Negotiation Period (the “Third Party Negotiation Period”), to engage in non-binding discussions and negotiations in good faith with a Third Party with respect to a Sale of such NEE Operating LP ROFR Asset to such Third Party in accordance with the terms of Section 2.2.

Section 2.2    Negotiations with Third Parties. Neither NEE Operating LP nor any of its representatives, agents or Affiliates (other than NEER and its Subsidiaries, which Subsidiaries shall not include any NEE Operating LP ROFR Asset prior to the acquisition thereof by NEER or any of its Subsidiaries) shall solicit offers from, or negotiate or enter into any agreement with, any Third Party for the Sale of any NEE Operating LP ROFR Asset (or any portion thereof) until the expiration of the Negotiation Period related to such NEE Operating LP ROFR Asset and the applicable proposed Sale. NEER agrees and acknowledges that during the Third Party Negotiation Period for any NEE Operating LP ROFR Asset, NEE Operating LP shall have the absolute right to solicit offers from and negotiate with any Third Party for the Sale of such NEE Operating LP ROFR Asset (such offers from any Third Party, the “Third Party Offers”).

Section 2.3    Final Negotiation with NEER. On or prior to the end of the Third Party Negotiation Period, NEE Operating LP shall promptly deliver to NEER a written notice setting forth in reasonable detail the material terms and conditions of any Third Party Offer (the “Proposed Sale Terms”) and for the next 30 days (the “Final Negotiation Period”) recommence and engage in non-binding discussions and negotiations in good faith with NEER to attempt to agree on definitive terms acceptable to both Parties, in their sole and absolute discretion, for the Sale of the applicable NEE Operating LP ROFR Asset to NEER or any of its Subsidiaries; provided, that if NEER agrees to terms substantially consistent with the Proposed Sale Terms (a “NEER Acceptance”), NEE Operating LP may no longer sell the applicable NEE Operating LP ROFR Asset to the Third Party that made such Third Party Offer. If, by the end of the Final Negotiation Period, the Parties have not agreed to definitive terms for the Sale of such NEE Operating LP ROFR Asset to NEER and no NEER Acceptance has occurred, NEE Operating LP will have the right, within 30 days following such Final Negotiation Period (the “Third Party Final Sale Period”), to consummate a Sale of such NEE Operating LP ROFR Asset to such Third Party (or agree in writing to undertake such Sale to such Third Party) in accordance with the terms of Section 2.4.

Section 2.4    Sale to Third Parties. Neither NEE Operating LP nor any of its representatives, agents or Affiliates (other than NEER, which shall not include any NEE Operating LP ROFR Asset prior to the acquisition thereof by NEER or any of its Subsidiaries) shall enter into any agreement with any Third Party for the Sale of any NEE Operating LP ROFR Asset (or any portion thereof) until the conditions set forth in Section 2.3 related to such NEE Operating LP ROFR Asset and the applicable proposed Sale have been satisfied. NEER agrees and acknowledges that during the Third Party Final Sale Period for any NEE Operating LP ROFR Asset and the applicable proposed Sale: (a) NEE Operating LP shall have the absolute right to enter into agreements with any Third Party for the Sale of such NEE Operating LP ROFR Asset, on terms substantially consistent with and in any event not materially less favorable to NEE Operating LP than those set forth in the Proposed Sale Terms, and (b) NEE Operating LP shall have no further obligation to negotiate with NEER regarding, or offer NEER the opportunity to acquire any interest in, such NEE Operating LP ROFR Asset; provided, that following any Third Party Final Sale Period for any NEE Operating LP ROFR Asset during which no Sale to a Third Party occurred, NEE Operating LP shall comply with this ARTICLE II prior to any Sale of such NEE Operating LP ROFR Asset to a Third Party (or any entry into any agreement in writing to undertake such Sale).

Section 2.5    Governmental Approval and Third-Party Consent.    Notwithstanding any other provision of this Agreement, the consummation of any Sale pursuant to the terms of this Agreement shall be subject to obtaining all requisite Governmental Approvals and consent from third parties as determined by NEER.

Section 2.6    Relationship with Other Agreements. Notwithstanding any other provision of this Agreement, NEER’s right of first refusal on any NEE Operating LP ROFR Asset set forth in this Agreement shall not limit, delay or hinder any right of first offer or right of first refusal on such NEE Operating LP ROFR Asset that has been granted by NEE Operating LP or any of its Affiliates to a third party as of the date hereof (such right of first offer or right of first refusal, the “Existing Right”), including, but not limited to, pursuant to the terms of any power purchase agreement to which NEE Operating LP or any of its Affiliates is a party. To the extent that there is any conflict between the terms of the Existing Right and the terms of this Agreement, the terms of the Existing Right shall prevail.

ARTICLE III

TERM; TERMINATION RIGHTS

Section 3.1    Term. Unless earlier terminated in accordance with this ARTICLE III, the term of this Agreement (the “Term”) shall commence at the Effective Time and shall continue in effect indefinitely.

Section 3.2    Termination Rights.

(a)    NEER or NEE Operating LP, as the case may be, shall have the right, with written notice to the other Party, (A) to terminate this Agreement if the other Party materially breaches or defaults in the performance of its obligations under this Agreement or (B) to terminate this Agreement with respect to any NEE Operating LP ROFR Asset if the other Party materially breaches or defaults in the performance of its obligations under any transaction agreement for the Sale of such NEE Operating LP ROFR Asset to NEER or one of its Subsidiaries; provided, that in each case such breach or default is continuing for 90 days after such breaching Party has been given a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a “Notice of Default.”

(b)    NEER shall have the right to terminate this Agreement at any time after a Termination Event by delivering written notice of termination to NEE Operating LP, and such termination shall become effective immediately upon NEE Operating LP’s receipt of such notice.

(c)    Upon any termination under this Section 3.2 the Parties shall have no further rights or obligations under this Agreement, except those that expressly survive the termination of this Agreement.

Section 3.3    Exclusive Remedy. Other than with respect to a breach or default in the performance of a Party’s indemnification obligations under ARTICLE IV, each Party’s sole and exclusive remedy for a breach or default by the other Party of its obligations under this Agreement shall be to terminate this Agreement in accordance with Section 3.2.

ARTICLE IV

CONFIDENTIALITY

Section 4.1    NEE Operating LP Confidential Information. NEER shall, and shall cause its Affiliates (other than NEE Partners and its Subsidiaries) and its and their officers, directors and employees to, keep confidential and not make any public announcement or disclose to any Person any terms of any other documents, materials, data or other information with respect to any NEE Operating LP ROFR Asset which is not generally known to the public (the “NEE Operating LP Confidential Information”); provided, however, that NEE Operating LP Confidential Information shall not include (a) the terms and conditions of this Agreement or (b) information that becomes available to NEER on a non-confidential basis from a source other than NEE Partners and its Subsidiaries or their directors, officers or employees (provided that, to NEER’s knowledge, such source was not prohibited from disclosing such information to NEER by any legal, contractual or fiduciary duty). Notwithstanding the foregoing, NEER shall be permitted to (1) disclose any NEE Operating LP Confidential Information to the extent required by court order or under Applicable Law (provided, that it shall (A) exercise commercially reasonable efforts to preserve the confidentiality of such NEE Operating LP Confidential Information, (B) to the extent legally permissible, use commercially reasonable efforts to provide NEE Partners and its Subsidiaries, in advance of such disclosure, with copies of any NEE Operating LP Confidential Information it intends to disclose (and, if applicable, the text of the disclosure language itself), and (C) reasonably cooperate with NEE Partners and its Subsidiaries to the extent they may seek to limit such disclosure, (2) make a public announcement regarding such matters (A) as agreed to in writing by NEE Partners or (B) as required by the provisions of any securities laws or the requirements of any exchange on which NEE’s securities may be listed (a “Required Securities Disclosure”), or (3) disclose any NEE Operating LP Confidential Information to its Affiliates (other than NEE Partners and its Subsidiaries) and its and their shareholders, partners, members, directors, officers, employees, lenders, attorneys, consultants or other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such NEE Operating LP Confidential Information and instructed to keep such NEE Operating LP Confidential Information confidential pursuant to the terms hereof); provided, however, that, other than in connection with a Required Securities Disclosure, NEER shall (x) advise such Person of the confidential nature of such NEE Operating LP Confidential Information, and (y) cause such Person to be bound by obligations of confidentiality that are no less stringent than the obligations set forth herein. NEER shall indemnify and hold harmless the NEE Operating LP Indemnitees for any Losses incurred by any of the NEE Operating LP Indemnitees for a breach or default of NEER’s obligations under this Section 4.1. This Section 4.1 shall survive the termination of this Agreement.

ARTICLE V

MISCELLANEOUS PROVISIONS

Section 5.1    Notices

(a)    Method of Delivery. All notices, requests, demands and other communications (each, a “Notice”) required to be provided to the other Party pursuant to this Agreement shall be in writing and shall be delivered (i) in person, (ii) by certified U.S. mail, with postage prepaid and return receipt requested, (iii) by overnight courier service, or (iv) by facsimile transmittal, with a verification copy sent on the same day by any of the methods set forth in clauses (i), (ii) and (iii), to the other Party to this Agreement at the following address or facsimile number (or to such other address or facsimile number as the Parties may designate from time to time pursuant to this Section 5.1):

If to NEE Partners:

NextEra Energy Partners, LP

c/o NextEra Energy Partners GP, Inc.

700 Universe Boulevard

Juno Beach, FL 33408

Attn: Corporate Secretary

Facsimile: (561) 691-7702

Email: Scott.Seeley@nexteraenergy.com

with a copy to:

NextEra Energy Partners, LP

c/o NextEra Energy Partners GP, Inc.

700 Universe Boulevard

Juno Beach, FL 33408

Attn: General Counsel

Facsimile: (561) 691-7702

Email: Charles.Sieving@nexteraenergy.com

If to NEE Operating LP:

NextEra Energy Operating Partners, LP

c/o NextEra Energy Operating Partners GP, LLC

700 Universe Boulevard

Juno Beach, FL 33408

Attn: Secretary

Facsimile: (561) 691-7702

Email: Melissa.Plotsky@nexteraenergy.com

with a copy to:

NextEra Energy Operating Partners, LP

c/o NextEra Energy Operating Partners GP, LLC

700 Universe Boulevard

Juno Beach, FL 33408

Attn: General Counsel

Facsimile: (561) 691-7702

Email: Mitch.Ross@nexteraenergy.com

If to NEER:

NextEra Energy Resources, LLC

700 Universe Boulevard

Juno Beach, FL 33408

Attn: General Counsel

Facsimile: (561) 691-7702

Email: Mitch.Ross@nexteraenergy.com

(b)    Receipt of Notices. All Notices sent by any Party under this Agreement shall be deemed to have been received by the Party to whom such Notice is sent upon (i) delivery to the address or facsimile number of the recipient Party, provided that such delivery is made prior to 5:00 p.m. (local time for the recipient Party) on a Business Day, otherwise the following Business Day, or (ii) the attempted delivery of such Notice if (A) such recipient Party refuses delivery of such Notice, or (B) such recipient Party is no longer at such address or facsimile number, and such recipient Party failed to provide the sending Party with its current address or facsimile number pursuant to this Section 5.1).

(c)    Change of Address. The Parties and their respective counsel shall have the right to change their respective address and/or facsimile number for the purposes of this Section 5.1 by providing a Notice of such change in address and/or facsimile as required under this Section 5.1.

Section 5.2    Time is of the Essence. Time is of the essence of this Agreement; provided, however, that notwithstanding anything to the contrary in this Agreement, if the time period for the performance of any covenant or obligation, satisfaction of any condition or delivery of any notice or item required under this Agreement shall expire on a day other than a Business Day, such time period shall be extended automatically to the next Business Day.

Section 5.3    Assignment. No Party shall assign this Agreement or any interest therein to any Person, without the prior written consent of the other Parties (which consent may be withheld in a Party’s sole discretion). Notwithstanding the foregoing, nothing contained in this Agreement shall preclude (i) any pledge, hypothecation or other transfer or assignment of a Party’s rights, title and interest under this Agreement, including any amounts payable to such Party under this Agreement, to a bona fide Financing Party as security for debt financing to such Party or one of its Affiliates, or (ii) the assignment of such rights, title and interest under this Agreement upon exercise of remedies by a Financing Party following a default by such Party or one of its Affiliates under the financing agreements entered into with the Financing Parties.

Section 5.4    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns (which include NEE Operating LP’s Subsidiaries).

Section 5.5    Third Party Beneficiaries. This Agreement shall not confer any rights or remedies on any Person other than (i) the Parties and their respective successors and permitted assigns (including NEER’s Subsidiaries), and (ii) the NEE Operating LP Indemnitees to the extent such NEE Operating LP Indemnitees are expressly granted certain rights of indemnification in this Agreement.

Section 5.6    Other Activities. No Party hereto shall be prohibited from engaging in or holding an interest in any other business ventures of any kind or description, or any responsibility to account to the other for the income or profits of any such enterprises or have this Agreement be deemed to constitute any agreement not to compete. This Agreement shall not be deemed to create a partnership, joint venture, association or any other similar relationship between the Parties.

Section 5.7    GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO ANY PRINCIPLES REGARDING CONFLICT OF LAWS.

Section 5.8    Severability. If any term or provision of this Agreement is held to be or rendered invalid or unenforceable at any time in any jurisdiction, such term or provision shall not affect the validity or enforceability of any other terms or provisions of this Agreement, or the validity or enforceability of such affected terms or provisions at any other time or in any other jurisdiction.

Section 5.9    JURISDICTION; VENUE. ANY LITIGATION OR OTHER COURT PROCEEDING WITH RESPECT TO ANY MATTER ARISING FROM OR IN CONNECTION WITH THIS AGREEMENT SHALL BE CONDUCTED IN THE COURTS OF RECORD IN THE STATE OF DELAWARE OR THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF DELAWARE, AND THE PARTIES HEREBY SUBMIT TO JURISDICTION AND CONSENT TO VENUE IN SUCH COURTS.

Section 5.10    WAIVER OF TRIAL BY JURY. THE PARTIES HEREBY WAIVE THEIR RIGHT TO A TRIAL BY JURY IN ANY LITIGATION OR OTHER COURT PROCEEDING BY EITHER PARTY AGAINST THE OTHER PARTY WITH RESPECT TO ANY MATTER ARISING FROM OR IN CONNECTION WITH THIS AGREEMENT.

Section 5.11    Prevailing Party. If any litigation or other court action, arbitration or similar adjudicatory proceeding is sought, taken, instituted or brought by any Party to enforce its rights under this Agreement, all fees, costs and expenses, including, without limitation, reasonable attorney fees and court costs, of the prevailing Party in such action, suit or proceeding shall be borne by the Party against whose interest the judgment or decision is rendered.

Section 5.12    Recitals, Exhibits and Schedules. The recitals to this Agreement, and all exhibits and schedules referred to in this Agreement are incorporated herein by such reference and made a part of this Agreement. Any matter disclosed in any schedule to this Agreement shall be deemed to be incorporated in all other schedules to this Agreement.

Section 5.13    Entire Agreement. This Agreement sets forth the entire understanding and agreement of the Parties hereto, and shall supersede any other agreements and understandings (written or oral) between or among any of the Parties on or prior to the date of this Agreement with respect to the matters contemplated in this Agreement.

Section 5.14    Amendments to Agreement. No amendment, supplement or other modification to any terms of this Agreement shall be valid unless in writing and executed and delivered by each of the Parties hereto; provided, however, that NEE Partners may not, without the prior approval of the Conflicts Committee, agree to any amendment or modification of this Agreement that, in the reasonable discretion of the board of directors of NEE Partners, would be adverse in any material respect to the holders of its common units representing limited partner interests.

Section 5.15    Facsimile; Counterparts. Any Party may deliver executed signature pages to this Agreement by facsimile transmission to the other Parties, which facsimile copy shall be deemed to be an original executed signature page; provided, however, that such Party shall deliver an original signature page to the other Parties promptly thereafter. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which counterparts together shall constitute one agreement with the same effect as if the Parties had signed the same signature page.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed and delivered in their names by their respective duly authorized officers or representatives.

NEE Partners:

NextEra Energy Partners, LP
By:	NextEra Energy Partners GP, Inc., its General Partner

By:
Name:
Title:

NEE Operating LP:

NextEra Energy Operating Partners, LP
By:	NextEra Energy Operating Partners, LLC, its General Partner

By:
Name:
Title:

NEER:

NextEra Energy Resources, LLC

By:
Name:
Title: